As filed with the Securities and Exchange Commission on May 2, 2005
                                                      Registration No. 333-44723
                                                               File No. 811-9044
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 10

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 15

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                           (Exact Name of Registrant)

                         NATIONAL LIFE INSURANCE COMPANY
                               (Name of Depositor)
                             One National Life Drive
                            Montpelier, Vermont 05604
                                 (802) 229-3113

                         -------------------------------

                                  Kerry A. Jung
                                 Senior Counsel
                         National Life Insurance Company
                             One National Life Drive
                            Montpelier, Vermont 05604
                (name and complete address of agent for service)

                         -------------------------------

                                    Copy to:
                              Stephen E. Roth, Esq.
                           Sutherland Asbill & Brennan
                          1275 Pennsylvania Avenue, NW
                            Washington, DC 20004-2404

                         -------------------------------

It is proposed that this filing will become effective:

|_|   immediately upon filing pursuant to paragraph (b)
|X|   on May 2, 2005 pursuant to paragraph (b)
|_|   60 days after filing pursuant to paragraph (a)(1)
|_|   on May 2, 2005 pursuant to paragraph (a)(1) of Rule 485

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in a ??Survivorship Variable Universal Life Account under individual flexible premium variable universal life policies

                            SENTINEL ESTATE PROVIDER
                               P R O S P E C T U S
                                DATED MAY 2, 2005

                         NATIONAL LIFE INSURANCE COMPANY
           Home Office: National Life Drive, Montpelier, Vermont 05604
                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                            Telephone: (800) 732-8939

This prospectus describes the Sentinel Estate Provider Policy, a survivorship variable universal life insurance policy offered by National Life Insurance Company. This Policy combines insurance and investment features. It provides a death benefit on the death of the last to die of two specified insured people. You can make premium payments at various times and in various amounts. You can also allocate premiums among a number of funds with different investment objectives, and you can increase or decrease the death benefit payable under your policy.

We deduct certain charges from premium payments. Then these premium payments go to the National Variable Life Insurance Account, a separate account of National Life, or to the fixed account, or a combination of the two. The fixed account pays interest at a guaranteed rate of at least 4%. The separate account has forty-nine subaccounts. Each subaccount buys shares of a specific fund portfolio. Currently the available funds are:


------------------------------------------------------------------------------------------------------------------------------------
MANAGED BY NL CAPITAL MANAGEMENT, INC.                            MANAGED BY FRED ALGER MANAGEMENT, INC
------------------------------------------------------------------------------------------------------------------------------------
Sentinel Variable Products Trust                                  Alger American Fund
   Common Stock Fund                                                 Growth Portfolio
   Mid Cap Growth Fund                                               Leveraged AllCap Portfolio
   Small Company Fund                                                Small Capitalization Portfolio
   Growth Index Fund
   Balanced Fund
   Bond Fund
   Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------
MANAGED BY THE DREYFUS CORPORATION                                MANAGED BY FRANK LIN TEMPLETON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund                                  Franklin Templeton Variable Insurance Products Trust
   Appreciation Portfolio                                            Mutual Shares Securities Fund
   Developing Leaders Portfolio                                      Franklin Small Cap Value Securities Fund
   Dreyfus Quality Bond Portfolio                                    Franklin Small-Midcap Growth Securities Fund
                                                                     Templeton Foreign Securities Fund
Dreyfus Socially Responsible Growth Fund, Inc.                       Franklin Real Estate Fund
------------------------------------------------------------------------------------------------------------------------------------
MANAGED BY NEUBERGER BERMAN MANAGEMENT, INC.                      MANAGED BY T. ROWE PRICE ASSOCIATES, INC.
------------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman Advisers Management Trust                        T. Rowe Price Equity Series, Inc.
   Partners Portfolio                                                Blue Chip Growth Portfolio
   Mid Cap Growth Portfolio                                          Equity Income Portfolio
   Fasciano Portfolio                                                Health Sciences Portfolio
   Limited Maturity Portfolio
------------------------------------------------------------------------------------------------------------------------------------
MANAGED BY A I M ADVISORS, INC.                                   MANAGED BY AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
------------------------------------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds                                      American Century Variable Portfolios, Inc.
   AIM V.I. - Dynamics Fund                                          VP Income & Growth Portfolio
   AIM V.I. - Health Sciences Fund                                   VP Value Portfolio
   AIM V.I. - Technology Fund                                        VP Ultra(R) Portfolio
                                                                     VP Vista Portfolio
                                                                     VP International Portfolio
                                                                     VP Inflation Protection Portfolio
------------------------------------------------------------------------------------------------------------------------------------
MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY                 MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT INC.
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) Variable Insurance Products                           J.P. Morgan Series Trust II
   Contrafund(R) Portfolio(R)                                        JP Morgan International Equity Portfolio
   Equity Income Portfolio                                           JP Morgan Small Company Portfolio
   Growth Portfolio
   High Income Portfolio
   Index 500 Portfolio
   Investment Grade Bond Portfolio
   Overseas Portfolio
   Mid Cap Portfolio
------------------------------------------------------------------------------------------------------------------------------------
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.           MANAGED BY WELLS FARGO FUNDS MANAGEMENT, LLC
------------------------------------------------------------------------------------------------------------------------------------
Scudder Variable Series II                                        Wells Fargo Variable Trust
   Dreman High Return Equity Portfolio                               Wells Fargo Advantage Discovery Fund
   Dreman Small Cap Value Portfolio                                  Wells Fargo Advantage Opportunity Fund
------------------------------------------------------------------------------------------------------------------------------------


The value of your policy will depend upon the investment results of the portfolios you select. The policy's value and death benefit will fluctuate based on the investment results of the chosen portfolios, the crediting of interest to the Fixed Account, and the deduction of charges. You bear the entire investment risk for all amounts allocated to the separate account. There is no guaranteed minimum value for any of the portfolios. We do not guarantee any minimum policy value. You could lose some or all of your money. You must receive, with this prospectus, current prospectuses for all of the portfolios. We recommend that you read this prospectus and the prospectuses for the portfolios carefully. You should keep all prospectuses for later reference.

An investment in the policy is not a bank deposit. Neither the U.S. government nor any governmental agency insures or guarantees your investment in the policy.

It may not be advantageous to purchase a policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own another last survivor variable universal life insurance policy. It also may not be advantageous for you to finance the purchase of this policy through use of a loan or through making withdrawals from another policy that you already own.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS



                                                                           PAGE
Summary of the Benefits and Risks of the Policy.............................1
      Summary of Principal Policy Benefits..................................1
      Summary of the Principal Risks of Purchasing a Policy.................2
      Fee Tables............................................................5
National Life Insurance Company and the General Account.....................13
      National Life Insurance Company.......................................13
      The Fixed Account.....................................................13
      The Variable Account..................................................14
      The Portfolios........................................................14
      Addition, Deletion or Substitution of Investments.....................17
      Voting Portfolio Shares...............................................18
      Net Investment Return of the Variable Account.........................18
The Policy..19
      Purchasing a Policy...................................................20
      Premiums..............................................................21
      Transfers.............................................................23
      Telephone Transaction Privilege.......................................23
      Disruptive Trading....................................................24
      Other Transfer Rights.................................................26
      Available Automated Fund Management Features..........................26
      Accumulated Value.....................................................26
Death Benefit...............................................................27
      Ability to Adjust Face Amount.........................................29
      Payment of Policy Benefits............................................30
      Settlement Options....................................................31
Policy Loans................................................................32
Surrenders and Withdrawals..................................................33
Lapse and Reinstatement.....................................................35
Charges and Deductions......................................................36
      Premium Expense Charge................................................36
      Surrender Charge......................................................37
      Monthly Deduction.....................................................37
      Withdrawal Charge.....................................................40
      Transfer Charge.......................................................40
      Projection Report Charge..............................................40
      Other Charges.........................................................40
      Differences in Charges for Policies Issued in New York................41
Optional Benefits...........................................................41
      Guaranteed Death Benefit..............................................41
      Additional Protection Benefit.........................................42
      Automatic Increase Rider..............................................42
Federal Income Tax Considerations...........................................43
      Introduction..........................................................43
      Tax Status of the Policy..............................................43
      Tax Treatment of Policy Benefits......................................44
      Possible Tax Law Changes..............................................47
      Possible Charges for National Life's Taxes............................47
Legal Matters...............................................................47
Distribution of the Policies................................................48
Other Policy Provisions.....................................................49
Financial Statements........................................................49
Glossary....................................................................50
Appendix A.................................................................A-1
Appendix B.................................................................B-1
Appendix C.................................................................C-1
Statement of Additional Information Table of Contents.......................D-1



THE POLICY MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICY IN ANY STATE IN WHICH WE MAY NOT LEGALLY OFFER THE POLICY. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

The primary purpose of this variable life insurance policy is to provide insurance protection. We do not claim that the policy is in any way similar or comparable to an investment in a mutual fund.


THE POLICY MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICY IN ANY STATE IN WHICH WE MAY NOT LEGALLY OFFER THE POLICY. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

THE PRIMARY PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. WE DO NOT CLAIM THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

This summary provides you with a brief overview of the benefits and risks associated with the Policy. You should read the entire prospectus before purchasing the Policy. Important details regarding the Policy are contained in other sections of this prospectus. Please consult your agent and refer to your Policy for details. For your convenience, we have defined certain terms we use in the Glossary at the end of the prospectus.

      SUMMARY OF PRINCIPAL POLICY BENEFITS

      SURVIVORSHIP LIFE INSURANCE PROTECTION.

      The Policy provides a means for an Owner to accumulate life insurance which pays a death benefit on the death of the last to die of two named Insureds. Proceeds under the Policy can generally pass free of federal and state income tax at the death of the last to die of the two Insureds.

      As long as your Policy remains in force, we will pay the Death Benefit to your Beneficiary, when we receive due proof of the death of both of the two insured people. We will increase the Death Benefit by any additional benefits provided by a supplementary benefit Rider. We will reduce the Death Benefit by any outstanding Policy loans and accrued interest and any unpaid Monthly Deductions.

            DEATH BENEFIT OPTION A AND OPTION B. We offer two Death Benefit options, which we call Option A and Option B. You may choose which option to apply to your Policy.

            If you choose Death Benefit Option A, the Death Benefit will be based on the greater of:

      --    Face Amount; or
      --    the Accumulated Value multiplied by a factor specified by federal income tax law.

            If you choose Death Benefit Option B, the Death Benefit will be based on the greater of:

      --    the Face Amount plus the Accumulated Value; or
      --    the Accumulated Value multiplied by the same factor that applies to option A.

            After a year, you may adjust the Death Benefit by changing the Death Benefit option or by increasing or decreasing the Face Amount of your Policy. There are also two types of coverage available under the Policy - Basic Coverage and Additional Coverage. SEE "Death Benefit." Changing the Face Amount or Death Benefit option may have tax consequences.

o You may add additional insurance and other benefits to your Policy by Rider. Please see "Optional Benefits", below, for a description of the optional benefits that we offer.

o You may receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

CASH BENEFITS.

      After a year, you may borrow against your Policy. The maximum amount of all loans is the Cash Surrender Value less three times the most recent Monthly Deduction. When you take a loan we will transfer an amount equal to the loan to our Fixed Account as Collateral. We charge interest on the loan, and we credit interest on Collateral. Loans may have adverse tax consequences. When the Death Benefit becomes payable or the Policy is surrendered, we will deduct Policy loans and accrued interest from the proceeds otherwise payable. We currently plan to make preferred loans available when a Policy is 10 years old.

      After a year, you may request a Withdrawal of Cash Surrender Value.
      However:

            o     You must withdraw at least $500;

            o You cannot withdraw more than the Cash Surrender Value on the date we receive your request minus three times the most recent Monthly Deduction for the most recent Monthly Policy Date;

            o You may not allocate Withdrawals to the Fixed Account until all the value in the Variable Account has been exhausted.

            o We may deduct a Withdrawal charge from each Withdrawal. Withdrawals may have tax consequences.

      You may surrender your Policy at any time and receive the Cash Surrender Value, if any. The Cash Surrender Value will equal the Accumulated Value less any Policy loan with accrued interest and any Surrender Charge. Surrendering your Policy may have tax consequences.

VARIETY OF INVESTMENT OPTIONS.

      You may allocate Net Premiums among the subaccounts of the Variable Account and the Fixed Account. The subaccounts in the Variable Account invest in a wide variety of portfolios that cover a broad spectrum of investment objectives and risk tolerances.

      We will credit interest at an effective annual rate of at least 4.0% on amounts invested in the Fixed Account.

      As your needs or financial goals change, you can change your investment mix. You may make transfers among the Variable Account and the Fixed Account. Currently, you may make an unlimited number of such transfers within the subaccounts of the Variable Account and from the Variable Account to the Fixed Account, without charge. You may not make transfers out of the Fixed Account that exceed the greater of: (a) 25% of the non-loaned Accumulated Value in such account at the time of transfer; (b) or $1000. We allow only one such transfer out of the Fixed Account in any Policy Year.

      SUMMARY OF THE PRINCIPAL RISKS OF PURCHASING A POLICY

INVESTMENT RISK.

      We cannot give any assurance that any portfolio will achieve its investment objectives. You bear the entire investment risk on the value of your Policy which you allocate to the Variable Account. In addition, we deduct Policy fees and charges from your Accumulated Value, which can significantly reduce your Accumulated Value. During times of poor performance, these deductions will have an even greater impact on your Accumulated Value. You could lose everything you invest, and your Policy could lapse without value, unless you pay additional premium. If you allocate premiums to the Fixed Account, then we credit your Accumulated Value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum effective annual rate of 4%.

      Please note that frequent, large, or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the underlying Funds and the returns achieved by Owners. Such transfers may dilute the value of underlying Fund shares, interfere with the efficient management of the underlying Fund's portfolio, and increase brokerage and administrative costs of the underlying Funds. To protect Owners and underlying Funds from such effects, we have developed market timing procedures. See "Disruptive Trading" below.

RISK OF LAPSE.

      If on any Monthly Policy Date the Cash Surrender Value of a Policy is insufficient to cover the Monthly Deductions and other charges under the Policy, we will notify you of this, and the Policy will enter a 61-day Grace Period. If the Grace Period expires without a sufficient payment, the Policy will lapse, and will have no further value. This could happen:
      (1) if the investment returns on your chosen investment portfolios are lower than anticipated; (2) if you do not pay premiums at the levels you planned; or (3) if you take Policy loans. Your Policy generally will not lapse: (1) during the first 5 Policy Years so long as you pay the Cumulative Guarantee Premium; (2) if you purchase the Guaranteed Death Benefit Rider, subject to certain conditions.

TAX RISKS.

      In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied to survivorship life Policies is limited. In the absence of such guidance there is some uncertainty as to whether a survivorship life Policy will qualify as a life insurance contract for Federal tax purposes, particularly if you pay the full amount of premiums permitted under the Policy. Nevertheless, National Life believes it reasonable to conclude that a Policy generally should satisfy the applicable requirements. Please consult with a tax adviser about these consequences. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the Policy's value until there is a distribution from the Policy. Moreover, Death Benefits payable under a Policy should generally be excludable from the gross income of the Beneficiary. As a result, your Beneficiary generally should not have to pay U.S. federal income tax on the Death Benefit, although other taxes, such as estate taxes, may apply.

      Depending on the total amount of premiums you pay, the Policy may be treated as a "Modified Endowment Contract" ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then surrenders, Withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, Withdrawals and loans taken before you attain age 59 1/2. If a Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. However, the tax consequences associated with preferred loans are uncertain. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

      See "Federal Tax Consequences," below. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

WITHDRAWAL AND SURRENDER RISKS.

      The Surrender Charge under the Policy applies for 10 Policy Years after the Policy is issued. An additional Surrender Charge will apply for 10 years from the date of any increase in the Basic Coverage. It is possible that you will receive no net Cash Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's value in the near future. We designed the Policy to meet long-term financial goals. THE POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

      Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (or terminate without value), because Surrender Charges decrease the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse).

      Withdrawals are not permitted in the first Policy Year, and we will reduce the Face Amount by the amount of a Withdrawal if Death Benefit Option A is in effect. A surrender or Withdrawal may have tax consequences.

LOAN RISKS.

      A Policy loan, whether or not repaid, will affect the Accumulated Value over time because we subtract the amount of the loan from the subaccounts of the Variable Account and/or the Fixed Account as Collateral, and this Collateral does not participate in the investment performance of the subaccounts of the Variable Account, or receive any higher interest rate credited to the Fixed Account.

      We reduce the amount we pay on the death of the last to die of the Insureds by the amount of any indebtedness. Your Policy may lapse if your indebtedness reduces the Cash Surrender Value to zero.

      A loan may have tax consequences. In addition, if you surrender your Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent that it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

PORTFOLIO COMPANY RISKS

A comprehensive discussion of the risks of each portfolio may be found in the prospectus for such portfolio. Please refer to the portfolios' prospectuses for more information. THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. If the amount of the charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of an Insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, take a Withdrawal from the Policy, or transfer Accumulated Value under the Policy among the subaccounts of the Variable Account and the Fixed Account.

--------------------------------------------------------------------------------------------------------------------------
                                                     TRANSACTION FEES
--------------------------------------------------------------------------------------------------------------------------
CHARGE                        WHEN CHARGE IS         AMOUNT DEDUCTED - MAXIMUM         AMOUNT DEDUCTED - CURRENT CHARGE
                              DEDUCTED               GUARANTEED CHARGE
--------------------------------------------------------------------------------------------------------------------------
PREMIUM EXPENSE CHARGE -      Upon receipt of        3.4% of each premium payment      3.4% of each premium payment
PREMIUM TAX PORTION           each premium
                              payment
--------------------------------------------------------------------------------------------------------------------------
PREMIUM EXPENSE CHARGE -      Upon receipt of        7.0% of the premium up to the     During the first 10 Policy Years:
DISTRIBUTION PORTION          each premium           Target Premium1, and 5.0% of      a deduction of 7.0% of the premium
                              payment                premium in excess of Target       up to the Target Premium1, and 4.0%
                                                     Premium                           of premium in excess of Target
                                                                                       Premium
                                                                                       After the first 10 Policy Years:
                                                                                       4.0% of all premiums
--------------------------------------------------------------------------------------------------------------------------
SURRENDER  CHARGE             Upon surrender or
                              lapse of the Policy
                              during the first 10
                              Policy Years or
                              during the 10 years
                              following an
                              increase in Basic
                              Coverage
o     Minimum and                                    $2.40 to $50.00 per $1000 of      $2.40 to $50.00 per $1000 of
      Maximum Charge(2)                              initial or increased Basic        initial or increased Basic Coverage
                                                     Coverage

o     Charge for a male                              $10.00 per $1000 of Basic         $10.00 per $1000 of Basic Coverage
      insured age 55 and                             Coverage
      female insured age
      50, both preferred
      nonsmokers
--------------------------------------------------------------------------------------------------------------------------
WITHDRAWAL FEES               Upon making a          Lesser of 2% of amount            Lesser of 2% of amounts withdrawn
                              Withdrawal             withdrawn or $25                  or $25
--------------------------------------------------------------------------------------------------------------------------
TRANSFER FEES                 Upon transfer          $25 per transfer in excess of     None
                                                     12 transfers in any one Policy
                                                     Year
--------------------------------------------------------------------------------------------------------------------------
LOAN INTEREST SPREAD(3)       At the end of each     2% annually of amount held as     1.3% annually of amount held as
                              Policy year or upon    Collateral                        Collateral
                              death, surrender or
                              lapse, if earlier
--------------------------------------------------------------------------------------------------------------------------
PROJECTION REPORT CHARGE      When report            $25 maximum in New York; no       $25
                              requested              guaranteed maximum elsewhere
--------------------------------------------------------------------------------------------------------------------------

----------
(1) The Target Premium is the premium used in the determination of the amount of the Premium Expense Charge. This amount is shown in each Policy and is discussed in Appendix B to this Prospectus.

(2) The Surrender Charge varies based on the Joint Age at issue or at the time of the increase. The minimum charge is based on a Joint Age of 15 or less; the maximum charge is based on a Joint Age of 90. Generally, after the first 5 Policy years, or five years after an increase, the charge declines linearly by month through the end of the 10th Policy Year, or the 10th year after the increase. Exceptions occur at higher Joint Ages in which the level period can be shorter than 5 years. Level periods also vary for New York Policies from Policies issued elsewhere. The Surrender Charges shown in the table may not be typical of the charges you will pay. Your Policy's data pages will indicate the charges applicable to your Policy. The Company or your agent will provide more detailed information about the Surrender Charges applicable to you at your request.

(3) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (6.0%, compounded annually) and the amount of interest we credit to the amount in your Collateral loan account (currently 4.7% compounded annually). After the 10th Policy year, we may, but are not obligated to, provide preferred loans in which the interest we charge you for the loan is 4.25% compounded annually, while we will credit your Collateral with interest of 4.0% compounded annually.

                                      * * *

The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

----------------------------------------------------------------------------------------------------------------------
                               PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------
CHARGE                         WHEN CHARGE IS DEDUCTED    AMOUNT DEDUCTED -          AMOUNT DEDUCTED - CURRENT CHARGE
                                                          MAXIMUM GUARANTEED CHARGE
----------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE:(4)          On the Date of Issue of
                               the Policy and on each
                               Monthly Policy Date

o     Minimum and Maximum                                 $0.00004 to $58.01_per     $0.00004 to $21.54 per $1000 of
      Charge(5)                                           $1000 of Net Amount at     Net Amount at Risk per month
                                                          Risk per month

o     Charge for a male                                   $0.0043 per $1000 of Net   $0.0043 per $1000 of Net Amount
      insured age 55 and                                  Amount at Risk per month   at Risk per month
      female insured age
      50, both preferred
      nonsmokers, Policy
      Year 1
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                               PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------
CHARGE                         WHEN CHARGE IS DEDUCTED    AMOUNT DEDUCTED -          AMOUNT DEDUCTED - CURRENT CHARGE
                                                          MAXIMUM GUARANTEED CHARGE
----------------------------------------------------------------------------------------------------------------------
VARIABLE ACCOUNT CHARGE        On the Date of Issue of    Annual rate of 0.90% of    During the first 10 Policy Years
                               the Policy and on each     the Accumulated Value in   (in all cases, percentages are of
                               Monthly Policy Date        the Variable Account       the Accumulated Value in the
                                                                                     variable Account):
                                                                                     Policies with Basic Coverage less
                                                                                     than $1 million: 0.90%
                                                                                     Policies with Basic Coverage from
                                                                                     $1 million to $3 million:
                                                                                     0.80%Policies with Basic Coverage
                                                                                     of $3 million or more: 0.75%

                                                                                     During the first 10 Policy Years:
                                                                                     Policies with Basic Coverage less
                                                                                     than $1 million: 0.35%
                                                                                     Policies with Basic Coverage from
                                                                                     $1 million to $3 million: 0.30%
                                                                                     Policies with Basic Coverage of
                                                                                     $3 million or more: 0.25%
----------------------------------------------------------------------------------------------------------------------
MONTHLY ADMINISTRATIVE         On the Date of Issue of
CHARGE(6)                      the Policy and on each
                               Monthly Policy Date

o     Minimum and Maximum                                 $15.00 per month, plus     $7.50 per month to $15.00 per
      Charge(7)                                           from $0.08 to $0.09 per    month plus $0.09 per $1000 of
                                                          $1000 of Basic Coverage    Basic Coverage

o     Charge for a male
      insured age 55 and
      female insured age                                  $15.00 per month, plus     $15.00 per month, plus $0.08 per
      50, both preferred                                  $0.08 per $1000 of Basic   $1000 of Basic Coverage
      nonsmokers, Policy                                  Coverage
      Year 1
----------------------------------------------------------------------------------------------------------------------
CHARGES FOR OPTIONAL
BENEFITS:

Additional Protection          On the Date of Issue of
Benefit(4)                     the Policy and on each
                               Monthly Policy Date

o     Minimum and Maximum                                 $0.013 to $64.20 per       $0.0049 to $24.54 per $1000 of
      Charge(8)                                           $1000 of Net Amount at     Net Amount at Risk per month
                                                          Risk per month

o     Charge for a male                                   $0.017 per $1000 of Net    $0.011 per $1000 of Net Amount
      insured age 55 and                                  Amount at Risk per month   at Risk per month
      female insured age
      50, both preferred
      nonsmokers, Policy
      Year 1
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                               PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------
CHARGE                         WHEN CHARGE IS DEDUCTED    AMOUNT DEDUCTED -          AMOUNT DEDUCTED - CURRENT CHARGE
                                                          MAXIMUM GUARANTEED CHARGE
----------------------------------------------------------------------------------------------------------------------
Policy Split Option            At the time the split      $200                       $200
                               option is exercised
----------------------------------------------------------------------------------------------------------------------
Estate Preservation Rider(6)   On the Date of Issue of
                               the Policy and on each
                               Monthly Policy Date
                               thereafter

o     Minimum and Maximum                                 $0.013 to $20.18 per       $0.0085 to $2.17 per month per
      Charge(9)                                           month per $1000 of net     $1000 of net amount of the
                                                          amount of the increase     increase in Death Benefit
                                                          in Death Benefit           provided by the Rider
                                                          provided by the Rider

o     Charge for a male                                   $0.017 per month per       $0.011 per month per $1000 of net
      insured age 55 and                                  $1000 of net amount of     amount of the increase in Death
      female insured age                                  the increase in Death      Benefit provided by the Rider
      50, both preferred                                  Benefit provided by
      nonsmokers, Policy                                  the Rider
      Year 1
----------------------------------------------------------------------------------------------------------------------
Term Rider(6)                  On the Date of Issue of
                               the Policy and on each
                               Monthly Policy Date
                               thereafter

o     Minimum and Maximum                                 $0.088 to $8.24 per        $0.018 to $8.24 per month per
      Charge(10)                                          month per $1000 of the     $1000 of the term insurance
                                                          term insurance coverage    coverage provided by the Rider
                                                          provided by the Rider

o     Charge for a male                                   $0.87 per month per        $0.098 per month per $1000 of net
      insured age 55                                      $1000 of net amount of     amount of the term insurance
      preferred nonsmoker,                                the term insurance         coverage provided by the Rider
      Policy Year 1                                       coverage provided by
                                                          the Rider
----------------------------------------------------------------------------------------------------------------------
Guaranteed Death Benefit       On the Date of Issue of    $0.01 per $1000 of Face    $0.01 per $1000 of Face Amount
                               the Policy and on each     Amount per month           per month
                               Monthly Policy Date
                               thereafter
----------------------------------------------------------------------------------------------------------------------
Continuing Coverage Rider      On the Date of Issue of    $3.50 per $1000 of Net     $2.50 per $1000 of Net Amount
                               the Policy and on each     Amount at Risk per month   at Risk per month
                               Monthly Policy Date
----------------------------------------------------------------------------------------------------------------------
Enhanced Death Benefit
Rider(11)                                                 None                       None
----------------------------------------------------------------------------------------------------------------------
Automatic Increase Rider(11)   On the Date of Issue of    None                       None
                               the Policy and on each
                               Monthly Policy Date
----------------------------------------------------------------------------------------------------------------------

(4) Cost of insurance charges vary based on each Insured's Issue Age, sex, Rate Class, the coverage's Duration, Net Amount at Risk, Face Amount, and whether the coverage is Basic Coverage or Additional Coverage, and the current cost of insurance charges also vary based on our expectations of future mortality experience. The Net Amount at Risk is the amount by which the Death Benefit under the Policy exceeds the Accumulated Value of the Policy. The cost of insurance charges shown in the table may not be typical of what you will pay. Your Policy's data page will indicate the guaranteed cost of insurance charges applicable to your Policy. We will also provide more detailed information concerning your charges at your request.

(5) The minimum charge, both current and guaranteed, is based on two Insureds with the following characteristics: Issue Age 10, female, nonsmoker, in Policy Year 1; the maximum guaranteed charge is based on two Insureds with the following characteristics Issue Age 80, male, standard smoker and Issue Age 70, standard smoker, in Policy Year 30; the maximum current charge is based on two Insureds with the following characteristics: Issue Age 80, male, standard smoker and Issue Age 75, standard smoker, in Policy Year 25.

(6) The charges shown in the table may not be typical of what you will pay. Your Policy's data page will indicate the guaranteed charges applicable to your Policy. The Company and/or your agent will provide more detailed information concerning your charges at your request.

(7) The guaranteed and current maximum charge applies during the first 10 Policy Years where both Insureds are smokers and the Joint Age is greater than 38; the maximum guaranteed charge for two nonsmoker Insureds is $15.00 per month plus $0.08 per $1000 of Basic Coverage; the minimum current charge of $7.50 per month applies to all Policies after Policy Year 10.

(8) The guaranteed minimum charge is based on two Insureds with the following characteristics: issue ages 8-11, female, in Policy year 1; The current minimum charge is based on two Insureds with the following characteristics: issue age 1, female, nonsmoker, in Policy year 21; the maximum guaranteed charge occurs for most male/male combinations at the younger insured's attained age 99; the maximum current charge is based on two Insureds with the following characteristics: issue age 20, male, standard smoker and issue age 26, female, preferred nonsmoker, in policy year 80.

(9) The minimum guaranteed charge is based on two female Insureds who are both standard nonsmokers from 8 to 11 years old; the minimum current charge applies to two unisex issue preferred nonsmoker Insureds age 62 and age 63 in the first policy year; the maximum guaranteed and current charge applies to two male Insureds, both issue age 90, in Policy Year 4.

(10) The minimum guaranteed charge is based on an Insured with the following characteristics: Issue Age 20, female, preferred nonsmoker, in Policy Year 1; the minimum current charge is based on Issue Age 30, female, preferred nonsmoker, in Policy Year 1; the maximum guaranteed and current charge is based on Issue Age 60, male, standard smoker, in Policy Year 21.

(11) There is no cost for the Enhanced Death Benefit Rider or the Automatic Increase Rider. However, to the extent either Rider results in an increase in Death Benefit, the Net Amount at Risk will be higher than if the Rider did not apply, and the Cost of Insurance Charges will be commensurately higher.

                                      * * *

The next 2 tables describe the portfolio fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the year ended December 31, 2004. The expense of the portfolios may be higher or lower in the future. More details concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from portfolio assets):


----------------------------------------------------------------------------------
                                                               Minimum     Maximum
----------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses (total of all         0.10%       2.57%
expenses that are deducted from portfolio assets including
management fees, 12b-1 fees and other expenses).
----------------------------------------------------------------------------------

The annual expenses as of December 31, 2004 (unless otherwise noted) of each individual portfolio company, before any fee waivers or expense reimbursements, are shown below.1

Porfolio                                                              Management     12b-1      Other        Gross
                                                                      Fee            Fees(2)    Expenses     Total Annual
                                                                                                             Expenses
Sentinel Variable Products Trust
     Balanced Fund                                                    0.55%          NA         0.33%        0.88%(3)
     Bond Fund                                                        0.40%          NA         0.31%        0.71%(3)
     Common Stock Fund                                                0.42%          NA         0.25%        0.67%
     Growth Index Fund                                                0.30%          NA         1.85%        2.15%(3)
     Mid Cap Growth Fund                                              0.48%          NA         0.32%        0.80%
     Money Market Fund                                                0.25%          NA         0.29%        0.54%(3)
     Small Company Fund                                               0.43%          NA         0.29%        0.72%
AIM Variable Insurance Funds
     AIM V.I. - Dynamics Fund - Series I Shares4                      0.75%          NA         0.39%        1.14%(3)
     AIM V.I. - Health Sciences Fund- Series I Shares4                0.75%          NA         0.36%        1.11%(3)
     AIM V.I. - Technology Fund- Series I Shares4                     0.75%          NA         0.40%        1.15%
The Alger American Fund
     Alger American Growth Portfolio - Class O Shares                 0.75%          NA         0.11%        0.86%
     Alger American Leveraged AllCap Portfolio - Class O Shares       0.85%          NA         0.12%        0.97%
     Alger American Small Capitalization Portfolio - Class O Shares   0.85%          NA         0.12%        0.97%
American Century Variable Portfolios, Inc.
     VP Income & Growth Portfolio                                     0.70%          NA         NA           0.70%
     VP Value Portfolio                                               0.93%          NA         NA           0.93%
     VP Ultra(R) Portfolio                                            1.00%          NA         NA           1.00%
     VP Vista Portfolio                                               1.00%          NA         NA           1.00%
     VP International Portfolio                                       1.27%          NA         NA           1.27%
     VP Inflation Protection Portfolio                                0.49%          NA         NA           0.49%
Dreyfus Variable Investment Fund
     DVIF Appreciation Portfolio - Initial Shares                     0.75%          NA         0.04%        0.79%
     DVIF Developing Leaders Portfolio - Initial Shares               0.75%          NA         0.04%        0.79%
     DVIF Quality Bond Portfolio - Initial Shares                     0.65%          NA         0.09%        0.74%
Dreyfus Socially Responsible Growth Fund, Inc.                        0.75%          NA         0.07%        0.82%
Fidelity(R) Variable Insurance Products Initial Class
     Contrafund(R) Portfolio                                          0.57%          NA         0.11%        0.68%(3)
     Equity Income Portfolio                                          0.47%          NA         0.11%        0.58%(3)
     Growth Portfolio                                                 0.58%          NA         0.10%        0.68%(3)
     High Income Portfolio                                            0.58%          NA         0.13%        0.71%
     Index 500 Portfolio                                              0.10%          NA         NA           0.10%
     Investment Grade Bond Portfolio                                  0.43%          NA         0.13%        0.56%
     Mid Cap Portfolio                                                0.57%          NA         0.14%        0.71%(3)
     Overseas Portfolio                                               0.72%          NA         0.19%        0.91%(3)
Franklin Templeton Variable Insurance Products Trust
     Class 2 shares, Mutual Shares Securities Fund                    0.80%          0.25%(5)   0.21%        1.26%
     Class 2 shares, Franklin Small Cap Value Securities  Fund        0.53%          0.25%(5)   0.18%        0.96%(3)
     Class 2 shares, Franklin Small-Midcap Growth Securities Fund     0.48%          0.25%(5)   0.29%        1.02%(3)
     (formerly Class 2 shares, Franklin Small Cap Fund)
     Class 2 shares, Templeton Foreign Securities Fund                0.68%          0.25%      0.19%        1.12%(3)
     Class 2 shares, Franklin Real Estate Fund                        0.48%          0.25%      0.02%        0.75%

J.P. Morgan Series Trust II
     JP Morgan International Equity Portfolio                         0.60%          NA         0.60%        1.20%
     JP Morgan Small Company Portfolio                                0.60%          NA         0.55%        1.15%
Neuberger Berman Advisers Management Trust
     I Class, Partners Portfolio                                      0.83%          NA         0.08%        0.91%(3)
     I Class, Mid Cap Growth Portfolio                                0.84%          NA         0.08%        0.92%(3)
     S Class, Fasciano Portfolio                                      1.15%          0.25%      1.17%        2.57%(3)
     I Class Limited Maturity Bond Portfolio                          0.65%          NA         0.08%        0.73%(3)
Scudder Variable Series II
     Class B shares, Dreman High Return Portfolio                     0.73%          0.25%      0.18%        1.16%
     Class B shares, Dreman Small Cap Value Portfolio                 0.75%          0.25%      0.16%        1.16%
T. Rowe Price Equity Series, Inc.
     Class II shares, Blue Chip Growth Portfolio                      0.85%          0.25%      NA           1.10%
     Class II shares, Equity Income Portfolio                         0.85%          0.25%      NA           1.10%
     Class II shares, Health Sciences Portfolio                       0.95%          0.25%      NA           1.20%
Wells Fargo Variable Trust
     Wells Fargo Advantage Discovery Fund6                            0.75%          0.25%      0.22%        1.22%(3)
     Wells Fargo Advantage Opportunity Fund6                          0.72%          0.25%      0.20%        1.17%(3)

(1) The portfolio fees and expenses used to prepare the table above, and the example below, were provided to us by the Funds. We have not independently verified such information. Current or future expenses may be greater or less than those shown. In addition, certain portfolios may impose a redemption fee of no more than 2% of the amount of portfolio shares redeemed. We may be required to implement a portfolio's redemption fee. The redemption fee will be assessed against your Contract Value. For more information, please see each portfolio's prospectus.

(2) Our affiliate, Equity Services, Inc., the principal underwriter for the Contracts, will receive 12b-1 fees deducted from certain portfolio assets attributable to the Contracts for providing distribution and shareholder support services to some portfolios.

(3) Certain of the portfolios receive voluntarily and/or contractual waivers of fees and/or reimbursements of expenses from their investment advisers or other affiliates. However, there may be no legal obligation to continue these arrangements for any particular period of time. We are aware that
      (1) a National Life Insurance Company affiliate has committed to maintain the reimbursement arrangements for the named Sentinel Variable Products Funds until at least December 31, 2005, (2) AIM Advisors, Inc. has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limited Total Annual Expenses for the AIM V.I. Dynamics, Health Sciences, and Technology Funds-Series I to 1.30% (excluding certain expenses) through April 30, 2006 and to waive a portion of its advisory fees for the AIM V.I. Dynamics and Health Sciences Funds-Series I from January 1, 2005 through June 30, 2006, (3) Neuberger Berman Management Inc. has agreed to waive fees and reimburse certain expenses through December 31, 2008 that exceed 1% for the I Class Limited Maturity Bond, I Class Mid-Cap Growth, and I Class Partners Portfolios and 1.40% for the S Class Fasciano Portfolio, (4) Franklin Mutual Advisers LLC has agreed to reduce its fees from assets invested by the Franklin Small-Mid Cap Growth Securities, Franklin Small Cap Value Securities, Mutual Shares Securities, Templeton Foreign Securities, and Franklin Real Estate Funds in a Franklin Templeton Money Market Fund, and (5) Wells Fargo Funds Management, LLC has committed to maintain the waiver/reimbursement arrangements for the Wells Fargo Advantage Discovery and Opportunity Funds through April 30, 2007. If these arrangements are terminated, the affected portfolio's expenses may increase. Taking these waiver/reimbursement arrangements into account, annual operating expenses of those portfolios having such arrangements are shown below.

                                                                       Net Total
                                                                       Annual
Portfolio                                                              Expenses

Sentinel Variable Products Trust
     Balanced Fund                                                     0.81%
     Bond Fund                                                         0.69%
     Growth Index Fund                                                 0.60%
     Money Market Fund                                                 0.40%
AIM Variable Insurance Funds
     AIM V.I. - Dynamics Fund - Series I Shares                        1.13%
     AIM V.I. - Health Sciences Fund- Series I Shares                  1.10%
Fidelity(R) Variable Insurance Products Initial Class
     Contrafund(R) Portfolio                                           0.66%
     Equity Income Portfolio                                           0.57%
     Growth Portfolio                                                  0.65%
     Mid Cap Portfolio                                                 0.68%
     Overseas Portfolio                                                0.87%
Franklin Templeton Variable Insurance Products Trust
     Class 2 shares, Franklin Small Cap Value Securities Fund          0.92%
     Class 2 shares, Franklin Small-Midcap Growth Securities Fund      0.99%
     Class 2 shares, Templeton Foreign Securities Fund                 1.07%
Neuberger Berman Advisers Management Trust
     S Class, Fasciano Portfolio                                       1.41%
Wells Fargo Variable Trust
     Wells Fargo Advantage Discovery  Fund                             1.15%
     Wells Fargo Advantage Opportunity Fund                            1.07%

(4) Effective April 30, 2004, the INVESCO VIF - Dynamics Fund reorganized into the AIM V.I. - Dynamics Fund, the INVESCO VIF - Health Sciences Fund reorganized into the AIM V.I. - Health Sciences Fund, and the INVESCO VIF
      - Technology Fund reorganized into the AIM V.I. - Technology Fund.

(5) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

(6) Effective April 11, 2005, the Strong Mid Cap Growth Fund II reorganized into the Wells Fargo Advantage Discovery Fund and the Strong Opportunity Fund II reorganized into the Wells Fargo Advantage Opportunity Fund. Other expenses for the Wells Fargo Advantage Discovery and Opportunity Funds are based on estimates for the current fiscal year.


For information concerning compensation paid in connection with the sale of the Policies, see "Distribution of the Policies."

             NATIONAL LIFE INSURANCE COMPANY AND THE FIXED ACCOUNT

NATIONAL LIFE INSURANCE COMPANY

National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company.

THE FIXED ACCOUNT

You may allocate some or all of your Net Premiums, and transfer some or all of the Accumulated Value of your Policy to our Fixed Account. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We credit interest on Net Premiums and Accumulated Value allocated to the Fixed Account at rates we declare. These rates will not be less than 4%. The principal, after deductions, is also guaranteed.

We own the assets in the Fixed Account, and use these assets to support our insurance and annuity obligations other than those funded by separate account investments. These assets are subject to National Life's general liabilities from business operations.

We have not registered the Fixed Account with the Securities and Exchange Commission ("SEC"), and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

We may credit the non-loaned Accumulated Value in the Fixed Account with current rates in excess of the 4% minimum guarantee, but we are not obligated to do so. We have no specific formula for determining specific interest rates. Since we anticipate changing the current interest rate from time to time, in our sole discretion, allocations to the Fixed Account made at different times are likely to be credited with different current interest rates. We will declare an interest rate each month to apply to amounts allocated or transferred to the Fixed Account in that month. The rate declared on such amounts will remain in effect for twelve months. At the end of the 12-month period, we may declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Fixed Account on that date). We will determine any interest credited on the amounts in the Fixed Account in excess of the minimum guaranteed rate of 4% per year in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the Fixed Account will not share in the investment performance of our Fixed Account. We currently intend to credit interest on non-loaned Accumulated Value in the Fixed Account for Policies in Policy Year 11 and thereafter at rates which are 0.50% per annum higher than those that apply to Policies still in their first ten Policy Years. This enhancement is not guaranteed, however, except in New York and Texas. We may in our sole discretion, upon prior notice to Owners, decide not to credit the enhancement.

Amounts deducted from the non-loaned Accumulated Value in the Fixed Account for Withdrawals, Policy loans, transfers to the Variable Account, Monthly Deductions or other charges are, for the purpose of crediting interest, accounted for on a last in, first out ("LIFO") method.

TRANSFERS FROM THE FIXED ACCOUNT. We allow only one transfer in each Policy Year from the amount of non-loaned Accumulated Value in the Fixed Account to any or all of the subaccounts of the Variable Account. The amount you transfer from the Fixed Account may not exceed the greater of 25% of the value of the non-loaned Accumulated Value in such account at the time of transfer, or $1000. We will make the transfer as of the Valuation Day we receive your written or telephone request at our Home Office.

                     THE VARIABLE ACCOUNT AND THE PORTFOLIOS

THE VARIABLE ACCOUNT

The Variable Account is a separate investment account established under Vermont law to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future. We own the Variable Account's assets, and we are obligated to pay all amounts we promise to pay under the Policies.

The Variable Account's assets are held separate from our other assets and are not part of our Fixed Account. Income, gains and losses, whether or not realized, from assets allocated to the Variable Account will be credited or charged against the Variable Account without regard to our other income, gains or losses. Income, gains, and losses credited to, or charged against, a subaccount reflect the subaccount's own investment performance and not the investment performance of our other assets. As a result, the portion of the Variable Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Variable Account will not be exposed to liabilities arising out of any other business that we may conduct. If the Variable Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our Fixed Account.

The subaccounts of the Variable Account purchase and redeem shares of the portfolios at net asset value. Any dividend and capital gain distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

If investment in one or more portfolios is no longer possible, in our judgment becomes inappropriate for the purposes of the Policy, or for any reason, in our sole discretion, we may substitute another portfolio without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the SEC. Furthermore, we may close Subaccounts to allocations of premiums or Accumulated Value, or both, at any time in our sole discretion. Portfolios, which sell their shares to the Subaccounts under participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

We reserve the right to make other structural and operational changes affecting the Variable Account. See "Addition, Deletion, or Substitution of Investments."

THE PORTFOLIOS

The Variable Account invests in shares of certain portfolios. Each portfolio is part of a mutual fund that is registered with the SEC as an open-end management investment company.

Each portfolios' assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.


The following table provides certain information on each portfolio, including its fund type, and its investment adviser (and subadviser, if applicable). THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE THEIR INVESTMENT OBJECTIVE(S). You can find detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus. You should read these prospectuses carefully and keep them for future reference. You should know that during extended periods of low interest rates, the yields of the Sentinel Variable Products Trust Money Market Fund may also become extremely low and possibly negative.

------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                               TYPE OF FUND             INVESTMENT ADVISER                  SUBADVISER
------------------------------------------------------------------------------------------------------------------------------------
Sentinel Variable Products Trust:
------------------------------------------------------------------------------------------------------------------------------------
   Common Stock Fund                                    Large Value Equity       NL Capital Management, Inc.         None
------------------------------------------------------------------------------------------------------------------------------------
   Growth Index Fund                                    Index Equity             NL Capital Management, Inc.         None
------------------------------------------------------------------------------------------------------------------------------------
   Mid Cap Growth Fund                                  Mid Cap Growth Equity    NL Capital Management, Inc.         None
------------------------------------------------------------------------------------------------------------------------------------
   Money Market Fund                                    Money Market             NL Capital Management, Inc.         None
------------------------------------------------------------------------------------------------------------------------------------
   Small Company Fund                                   Small Blend Equity       NL Capital Management, Inc.         None
------------------------------------------------------------------------------------------------------------------------------------
   Bond Fund                                            Investment-Grade Bond    NL Capital Management, Inc.         None
------------------------------------------------------------------------------------------------------------------------------------
   Balanced Fund                                        Hybrid Equity and Debt   NL Capital Management, Inc.         None
------------------------------------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds, Inc.:
------------------------------------------------------------------------------------------------------------------------------------
   AIM V.I.-Dynamics Fund- Series I Shares              Mid Cap Growth Equity    A I M Advisors, Inc.                None
------------------------------------------------------------------------------------------------------------------------------------
   AIM V.I.-Health Sciences Fund- Series I Shares       Sector Equity            A I M Advisors, Inc.                None
------------------------------------------------------------------------------------------------------------------------------------
   AIM V.I.-Technology Fund- Series I Shares            Sector Equity            A I M Advisors, Inc.                None
------------------------------------------------------------------------------------------------------------------------------------
The Alger American Fund:
------------------------------------------------------------------------------------------------------------------------------------
   Growth Portfolio - Class O Shares                    Large Growth Equity      Fred Alger Management, Inc.         None
------------------------------------------------------------------------------------------------------------------------------------
   Leveraged AllCap Portfolio - Class O Shares          Growth Equity            Fred Alger Management, Inc.         None
------------------------------------------------------------------------------------------------------------------------------------
   Small Capitalization Portfolio - Class O Shares      Small Growth Equity      Fred Alger Management, Inc.         None
------------------------------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.:
------------------------------------------------------------------------------------------------------------------------------------
   VP Income & Growth Portfolio                         Large Value Equity       American Century Investment         None
                                                                                 Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
   VP Value Portfolio                                   Mid Cap Value Equity     American Century Investment         None
                                                                                 Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
   VP Ultra(R) Portfolio                                Large Growth Equity      American Century Investment         None
                                                                                 Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
   VP Vista Portfolio                                   Mid Cap Growth Equity    American Century Investment         None
                                                                                 Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
   VP International Portfolio                           International Equity     American Century Investment         None
                                                                                 Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
   VP Inflation Protection Portfolio                    Fixed Income             American Century Investment         None
                                                                                 Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund
------------------------------------------------------------------------------------------------------------------------------------
   Appreciation Portfolio                               Large Blend              The Dreyfus Corporation             Fayez Sarofim
                                                                                                                     & Co.
------------------------------------------------------------------------------------------------------------------------------------
   Developing Leaders Portfolio                         Aggressive Growth        The Dreyfus Corporation             None
------------------------------------------------------------------------------------------------------------------------------------
   Quality Bond Portfolio                               Investment Grade Bond    The Dreyfus Corporation             None
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Socially Responsible Growth Fund, Inc.          Large Cap Growth         The Dreyfus Corporation             None
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) Variable Insurance Products Initial Class:
------------------------------------------------------------------------------------------------------------------------------------
   Equity-Income Portfolio                              Large Value Equity       Fidelity Management & Research      None
                                                                                 Company
------------------------------------------------------------------------------------------------------------------------------------
   Growth Portfolio                                     Large Growth Equity      Fidelity Management & Research      None
                                                                                 Company
------------------------------------------------------------------------------------------------------------------------------------
   High Income Portfolio                                Below Investment Grade   Fidelity Management & Research      None
                                                        Bond                     Company
------------------------------------------------------------------------------------------------------------------------------------
   Overseas Portfolio                                   International Equity     Fidelity Management & Research      FMR U.K., FMR
                                                                                 Company                             Far East, and
                                                                                                                     Fidelity
                                                                                                                     international
                                                                                                                     Investment
                                                                                                                     Advisers
------------------------------------------------------------------------------------------------------------------------------------
   Contrafund(R) Portfolio                              Large Growth Equity      Fidelity Management & Research      None
                                                                                 Company
------------------------------------------------------------------------------------------------------------------------------------
   Index 500 Portfolio                                  Index Equity             Fidelity Management & Research      Geode Capital
                                                                                 Company                             Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
   Investment Grade Bond Portfolio                      Investment Grade Bond    Fidelity Management & Research      None
                                                                                 Company
------------------------------------------------------------------------------------------------------------------------------------
   Mid Cap Portfolio                                    Mid Cap Blend            Fidelity Management & Research      None
                                                                                 Company
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton Variable Insurance Products Trust
------------------------------------------------------------------------------------------------------------------------------------
Class 2 shares, Mutual Shares Securities Fund           Mid Cap Value            Franklin Mutual Advisors, LLC       None
------------------------------------------------------------------------------------------------------------------------------------
Class 2 shares, Franklin Small Cap Value Securities     Small Cap Value          Franklin Advisory Services, LLC     None
Fund
------------------------------------------------------------------------------------------------------------------------------------
Class 2 shares, Franklin Small-Midcap Growth            Small-Mid Cap Growth     Franklin Advisors, Inc.             None
Securities Fund
------------------------------------------------------------------------------------------------------------------------------------
Class 2 shares, Templeton Foreign Securities Fund       Foreign                  Templeton Investment Counsel, LLC   None
------------------------------------------------------------------------------------------------------------------------------------
Class 2 shares, Franklin Real Estate Fund               Sector Equity            Franklin Advisors, Inc.             None
------------------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Series Trust II:
------------------------------------------------------------------------------------------------------------------------------------
   JP Morgan International Equity Portfolio             International Equity     J.P. Morgan Investment              None
                                                                                 Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
   JP Morgan Small Company Portfolio                    Small Blend Equity       J.P. Morgan Investment              None
                                                                                 Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman Advisers Management Trust
------------------------------------------------------------------------------------------------------------------------------------
   I Class, Partners Portfolio                          Large Value              Neuberger Berman Management, Inc.   None
------------------------------------------------------------------------------------------------------------------------------------
   I Class, Mid Cap Growth Portfolio                    Mid Cap Growth Equity    Neuberger Berman Management, Inc.   None
------------------------------------------------------------------------------------------------------------------------------------
   S Class, Fasciano Portfolio                          Small Cap Blend          Neuberger Berman Management, Inc.   None
------------------------------------------------------------------------------------------------------------------------------------
   I Class, Limited Maturity Portfolio                  Short-Term               Neuberger Berman Management, Inc.   None
------------------------------------------------------------------------------------------------------------------------------------
Scudder Variable Series II:
------------------------------------------------------------------------------------------------------------------------------------
   Class B shares, Dreman High Return Portfolio         Large Value              Deutsche Investment Management      Dreman Value
                                                                                 Americas, Inc.                      Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
   Class B shares, Dreman Small Cap Value Portfolio     Small Cap Value          Deutsche Investment Management      Dreman Value
                                                                                 Americas, Inc.                      Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Series, Inc.
------------------------------------------------------------------------------------------------------------------------------------
   VIP II Class shares, Equity Income Portfolio         Large Value              T. Rowe Price Associates, Inc.      None
------------------------------------------------------------------------------------------------------------------------------------
   VIP II Class shares, Blue Chip Growth Portfolio      Large Growth             T. Rowe Price Associates, Inc.      None
------------------------------------------------------------------------------------------------------------------------------------
   VIP II Class shares, Health Sciences Portfolio       Sector Equity            T. Rowe Price Associates, Inc.      None
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Variable Trust
------------------------------------------------------------------------------------------------------------------------------------
   Wells Fargo Advantage Discovery Fund                 Mid Cap Growth Equity    Wells Fargo Funds Management, LLC   Wells Capital
                                                                                                                     Management,
                                                                                                                     Incorporated
------------------------------------------------------------------------------------------------------------------------------------
   Wells Fargo Advantage Opportunity Fund               Mid Cap Blend            Wells Fargo Funds Management, LLC   Wells Capital
                                                                                                                     Management,
                                                                                                                     Incorporated
------------------------------------------------------------------------------------------------------------------------------------




These portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the portfolios may be lower or higher than the investment performance of these other, publicly available portfolios. There can be no assurance, and we make no representation, that the investment performance of any of the portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.

National Life may receive compensation from the investment adviser of a portfolio (or affiliates thereof) in connection with administration, distribution, or other services provided with respect to such portfolio and its availability under the Policies. The amount of this compensation is based on a percentage of the assets of the portfolio attributable to the Policies and other policies issued by National Life. These percentages differ, and some advisers (or affiliates) may pay us more than others. In 2004, including the 12b-1 fees included in the next paragraph, the percentages ranged from 0.05% to 0.25%, and the dollar amounts received ranged from $19 to $8,020 per adviser. For more information on the compensation we receive, see "Contractual Arrangement between National Life and the Funds Investment Advisors or Distributors" in the Statement of Additional Information.

Our affiliate, Equity Services, Inc., the principal underwriter for the Policies, will receive 12b-1 fees deducted from certain portfolio assets for providing distribution and shareholder support services to some of the portfolios. Because 12b-1 fees are paid out of a portfolio's assets on an ongoing basis, over time they will increase the cost of an investment in portfolio shares.


ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Where permitted by applicable law, we may make certain changes to the structure or operation of the Variable Account, if we feel such an action is reasonably necessary. In doing so we would comply with all applicable laws, including approval of Owners, if so required. These changes include, among others:

      1) making changes in the form of the Variable Account, if in our judgment such changes would serve the interests of Owners or would be appropriate in carrying out the purposes of the Policies, for example:

                  (i) operating the Variable Account as a management company under the 1940 Act
                  (ii) deregistering the Variable Account under the 1940 Act if registration is no longer required
                  (iii) combining or substituting separate accounts
                  (iv) transferring the assets of the Variable Account to another separate account or to the Fixed Account
                  (v) making changes necessary to comply with, obtain or continue any exemptions from the 1940 Act; or
                  (vi) making other technical changes in the Policy to conform with any action described herein;

      2) if in our judgment a Portfolio no longer suits the investment goals of the Policy, or if tax or marketing conditions so warrant, substituting shares of another investment portfolio for shares of such Portfolio (the new Portfolio may have higher fees and expenses than the ones they replaced);

      3) eliminating, combining or substituting subaccounts and establish new subaccounts, if in our judgment marketing needs, tax considerations, or investment conditions so warrant (the new subaccounts may not be available in all classes of Policies);

      4) transferring assets from a subaccount to another subaccount or separate account if the transfer in our judgment would best serve interests of Policy Owners or would be appropriate in carrying out the purposes of the Policies; and

      5) modifying the provisions of the Policies to comply with applicable laws.

If the underlying Portfolio in which a subaccount invests is unaffiliated with us, and your Policy has Accumulated Value in that subaccount when it is eliminated, we will give you at least 30 days notice before the elimination, and will request that you name the subaccount or subaccounts (or the Fixed Account) to which the Accumulated Value in that subaccount should be transferred. If you do not name a new subaccount, then we will use the Money Market Subaccount. If the underlying Portfolio in which such a subaccount invests is affiliated with us, we will not eliminate such subaccount without first obtaining a substitution order from the SEC. In any case, if in the future we impose a transfer charge or establish limits on the number of transfers or free transfers, no charge will be made for this transfer, and it will not count toward any limit on transfers or free transfers.

VOTING PORTFOLIO SHARES

Even though we are the legal owner of the Portfolio shares held in the Variable Account, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as Owners instruct, so long as such action is required by law.


Before a vote of a Portfolio's shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of full and fractional Portfolio shares that corresponds to the amount of Accumulated Value you have in the subaccount investing in that Portfolio (as of a date set by the Portfolio). The number of Fund shares attributable to each Owner is determined by dividing the Owner's interest in each subaccount by the net asset value of the Fund corresponding to the subaccount.

If we do not receive voting instructions on time from some Owners, we will vote those shares "for" or "against" the proposal or abstain from voting on the proposal in the same percentages as the voting instructions we received on time. Should Federal securities laws, regulations, or interpretations change, we may elect to vote Portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain voting instructions of Owners. If we ever disregard voting instructions, we will send you a summary in the next annual report to Owners advising you of the action and the reasons we took this action.


NET INVESTMENT RETURN OF THE VARIABLE ACCOUNT


The chart below is included to comply with Part 54, Section 54.9 of the Codes, Rules and Regulations of the State of New York. The chart shows the year-by-year net investment returns of the Subaccounts of the Variable Account since the inception of the Subaccounts through December 31, 2004. The net investment returns reflect investment income and capital gains and losses less investment management fees and other expenses for the Portfolios and the maximum Variable Account Charge. The returns do not reflect the Cost of Insurance Charge, the Premium Expense Charge, the Monthly Administrative Charge, the charge for any optional benefits, or potential Surrender Charges, all of which will significantly reduce the returns.


Returns are not annualized for periods under one year.

STATEMENT OF NET INVESTMENT RETURNS


                                                                                 For the year ended December 31,
                                                       Subaccount
                                                        Effective
                                                           Date       2004     2003      2002      2001     2000     1999     1998
                                                       ----------------------------------------------------------------------------
Sentinel
   Common Stock Subaccount                               05/04/98     8.68%   30.26%   -18.07%    -8.92%    8.81%    2.04%    1.09%
   Mid Cap Growth Subaccount                             05/04/98    11.33%   40.59%   -24.77%   -24.94%   -1.77%   37.57%    4.89%
   Small Company Subaccount                              05/04/98    14.88%   38.20%   -14.69%     4.41%   37.22%   14.88%   -4.64%
   Growth Index Subaccount                               12/01/00     4.41%   22.87%   -24.72%   -14.21%   -5.16%      N/A      N/A
   Balanced Subaccount                                   05/04/98     6.48%   22.63%   -11.06%    -7.85%    7.78%    0.00%    3.27%
   Bond Subaccount                                       05/04/98     3.71%    4.91%     8.12%     6.44%    8.61%   -4.17%    4.92%
   Money Market Subaccount                               05/04/98     0.06%   -0.15%     0.43%     2.79%    5.17%    3.97%    2.55%
Alger
   Alger American Growth Subaccount                      12/01/00     4.56%   33.96%   -33.59%   -12.60%   -0.49%      N/A      N/A
   Alger American Leveraged AllCap                       12/01/00     7.22%   33.52%   -34.50%   -16.68%   -1.75%      N/A      N/A
   Alger American Small Capitalization                   12/01/00    15.53%   41.07%   -26.88%   -30.14%    5.10%      N/A      N/A
American
   VP Income & Growth Subaccount                         05/04/98    11.98%   28.20%   -20.09%    -9.17%  -11.41%   16.97%    8.23%
   VP Value Subaccount                                   05/04/98    13.31%   27.81%   -13.40%    11.82%   17.09%   -1.73%   -6.84%
   VP Ultra(R)  Subaccount                               05/01/04     7.58%       NA        NA        NA       NA       NA       NA
   VP Vista Subaccount                                   05/01/04     8.06%       NA        NA        NA       NA       NA       NA
   VP International Subaccount                           05/01/04    12.94%       NA        NA        NA       NA       NA       NA
   VP Inflation Protection Subaccount                    05/01/04     5.30%       NA        NA        NA       NA       NA       NA

Dreyfus
   Dreyfus Appreciation Subaccount                       05/01/04     3.18%       NA        NA        NA       NA       NA       NA
   Dreyfus Developing Leaders Subaccount                 05/01/04     8.95%       NA        NA        NA       NA       NA       NA
   Dreyfus Quality Bond Subaccount                       05/01/04     4.20%       NA        NA        NA       NA       NA       NA
Dreyfus Socially Responsible Growth Subaccount           12/01/00     5.26%   24.88%   -29.58%   -23.27%   -1.25%      N/A      N/A
Fidelity(R)
   Contrafund(R) Subaccount                              05/04/98    14.45%   27.32%   -10.16%   -13.03%   -7.46%   23.15%   12.50%
   Equity Income Subaccount                              12/01/20    10.53%   29.17%   -17.69%    -5.80%    3.36%      N/A      N/A
   Growth Subaccount                                     05/04/98     2.46%   31.66%   -30.73%   -18.38%  -11.77%   36.21%   19.38%
   High Income Subaccount                                05/04/98     8.62%   26.13%     2.52%   -12.52%  -23.17%    7.19%  -10.59%
   Index 500 Subaccount                                  05/04/98     9.63%   27.26%   -22.94%   -12.88%  -10.11%   19.44%    9.70%
   Investment Grade Bond Subaccount                      11/30/00     3.52%    4.27%     9.36%     7.50%    1.03%      N/A      N/A
   Overseas Subaccount                                   11/30/00    12.62%   42.09%   -20.99%   -21.87%   -0.64%      N/A      N/A
   Mid Cap Subaccount                                    05/01/04    22.69%       NA        NA        NA       NA       NA       NA
Franklin Templeton
   Mutual Shares Securities Subaccount                   05/01/04     9.71%       NA        NA        NA       NA       NA       NA
   Franklin Small Cap Value Securities Subaccount        05/01/04    20.08%       NA        NA        NA       NA       NA       NA
   Franklin Small-Midcap Growth Securities Subaccount    05/01/04     9.54%       NA        NA        NA       NA       NA       NA
   Templeton Foreign Securities  Subaccount              05/01/04    15.40%       NA        NA        NA       NA       NA       NA
   Class 2 Franklin Real Estate Subaccount               05/01/04    35.85%       NA        NA        NA       NA       NA       NA
AIM
   V.I. - Dynamics Subaccount                            12/01/00    12.33%   36.59%   -32.51%   -31.75%    2.37%      N/A      N/A
   V.I. - Health Sciences Subaccount                     12/01/00     6.61%   26.64%   -25.13%   -13.37%    3.94%      N/A      N/A
   V.I. - Technology Subaccount                          12/01/00     3.70%   43.99%   -47.32%   -46.31%   -4.82%      N/A      N/A
J.P. Morgan
   International Equity Subaccount                       05/04/98    17.31%   31.26%   -19.04%   -19.86%  -16.59%   35.44%   -9.91%
   Small Company Subaccount                              05/04/98    26.04%   34.76%   -22.35%    -8.85%  -12.11%   43.11%  -17.05%
Neuberger Berman
   Partners  Subaccount                                  05/04/98    17.91%   33.88%   -24.82%    -3.69%   -0.20%    6.41%   -7.54%
   Mid Cap Growth  Subaccount                            05/01/04    15.20%       NA        NA        NA       NA       NA       NA
   Fasciano Subaccount                                   05/01/04     9.47%       NA        NA        NA       NA       NA       NA
   Limited Maturity                                      05/01/04    -0.27%       NA        NA        NA       NA       NA       NA
Scudder
   Dreman High Return Subaccount                         05/01/04    12.36%       NA        NA        NA       NA       NA       NA
   Dreman Small Cap Value Subaccount                     05/01/04    19.31%       NA        NA        NA       NA       NA       NA
Wells Fargo
   Wells Fargo Advantage Discovery Subaccount
   (formerly Strong Mid Cap Growtht)                     05/04/98    18.09%   33.02%   -38.10%   -31.39%  -15.60%   88.19%   15.22%
   Wells Fargo Advantage Opportunity Subaccount
   (formerly Strong Opportunity Fund II)                 05/04/98    17.17%   35.78%   -27.47%    -4.56%    5.65%   33.70%   -4.68%
T. Rowe Price
   Equity Income (VIP II) Subaccount                     05/01/04     7.91%       NA        NA        NA       NA       NA       NA
   Health Sciences (VIP II) Subaccount                   05/01/04    12.15%       NA        NA        NA       NA       NA       NA
   Health Sciences (VIP II) Subaccount                   05/01/04     3.65%       NA        NA        NA       NA       NA       NA




                                   THE POLICY

We describe our basic Policy below. There may be differences in your Policy (such as differences in fees, charges, and benefits) from the one described in this prospectus because of the requirements of the state where we issued your Policy. Please consult your Policy for its specific terms.

PURCHASING A POLICY

To purchase a Policy, you must apply to us through a licensed National Life agent who is also a registered representative of Equity Services, Inc. ("ESI") or a broker/dealer having a Selling Agreement with ESI. If you do not pay the Minimum Initial Premium with your written application, it must be paid when the Policy is delivered. If the premium paid is less than the Minimum Initial Premium, the balance of the Minimum Initial Premium must be received within five days, or all premiums will be refunded. Premium Payments made prior to Policy issue are deposited into the Money Market Subaccount; if a Policy is issued, the Owner will earn the interest earned in the Money Market Subaccount from the date of deposit. Policies are issued after all required information is submitted and underwriting has been completed.

The minimum amount of Basic Coverage of a Policy under our rules is $100,000.We may revise our rules from time to time to specify a different minimum amount of Basic Coverage for subsequently issued Policies. A Policy will be issued only on two Insureds each of whom has an Issue Age from 0 to 90 and whose Joint Age is less than or equal to 90, and who provide us with satisfactory evidence of insurability. Acceptance is subject to our underwriting rules. We may reject an application for any reason permitted by law. IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account (i.e., purchase a Policy), we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

From the time your application is signed until the time the Policy is issued, you can, subject to our underwriting rules, obtain temporary survivorship insurance protection, pending issuance of the Policy, if you are able to answer "no" with respect to both Insureds to the Health Questions of the Receipt & Temporary Life Insurance Agreement and submitting (a) a complete Application including any medical questionnaire required, and (b) payment of the Minimum Initial Premium.

The amount of coverage under the Receipt & Temporary Life Insurance Agreement is the lesser of the Face Amount applied for or $1,000,000 ($100,000 in the case that the younger of the two proposed Insureds is age 70 or over). Coverage under the agreement will end on the earliest of

(a)   the 90th day from the date of the agreement;
(b)   the date that insurance takes effect under the Policy;
(c)   the date a policy, other than as applied for, is offered to you;
(d)   three days from the date we mail a notice of termination of coverage;
(e) the time you first learn that we have terminated the temporary life insurance; or
(f)   the time you withdraw the application for life insurance.

We do the insurance underwriting , determine a proposed Insured's Rate Class, and determine whether to accept or reject an application for a Policy. We will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the free look provision.

TAX FREE "SECTION 1035" EXCHANGES. You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. You will pay a Premium Expense Charge on this Policy, and there will be a new surrender charge period for this Policy. Other charges might be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest. You should be aware that your insurance agent will generally earn a commission if you buy this Policy through an exchange or otherwise.

OWNERSHIP AND BENEFICIARY RIGHTS. The Policy belongs to the Owner named in the application. The Owner is the Insured unless a different Owner is named in the application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by us. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. The principal right of the Beneficiary is the right to receive the insurance proceeds under the Policy. Changing the Owner and assigning the Policy may have tax consequences.

CANCELING A POLICY (FREE LOOK RIGHT). The Policy provides for a "free-look" period, during which you may cancel the Policy and receive a refund equal to the premiums paid on the Policy. This free-look period ends 10 days after you receive the Policy, or any longer period provided by state law. To cancel your Policy, you must return the Policy to us or to our agent within the free look period with a written request for cancellation.

SPECIALIZED USES OF THE POLICY. Because the Policy provides for an accumulation of cash value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of your chosen Subaccounts is poorer than expected or if you do not pay sufficient premiums, the Policy may lapse or may not accumulate sufficient Accumulated Value or Cash Surrender Value to fund the your purpose. Withdrawals and Policy loans may significantly affect current and future Accumulated Value, Cash Surrender Value, or Death Benefit proceeds. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose you should consider whether the long-term nature of the Policy is consistent with your purpose. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Income Tax Considerations," below).

Also, this Policy may be used with certain tax-qualified retirement plans. The Policy includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax-deferral benefits; the purchase of the Policy does not provide additional tax-deferral benefits beyond those provided in the qualified plan. Accordingly, if you are purchasing this Policy through a qualified plan, you should consider purchasing this Policy for its death benefit and other non-tax related benefits. Please consult a tax advisor for information specific to your circumstances to determine whether this Policy is an appropriate investment for you.

PREMIUMS

MINIMUM INITIAL PREMIUM. No insurance will take effect until the Minimum Initial Premium is paid, and the health and other conditions of the Insureds described in the application must not have changed.

AMOUNT AND TIMING OF PREMIUMS. Each premium payment must be at least $100. You have considerable flexibility in determining the amount and frequency of premium payments, within the limits discussed below.

You may at the time of application select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payments. You may request us to send a premium reminder notice at the specified interval. You may change the Planned Periodic Premium frequency and amount. Also, under an Automatic Payment Plan, you can select a monthly payment schedule under which premium payments will be automatically deducted from a bank account or other source, rather than being "billed." We may allow, in certain situations, Automatic Payment Plan or group billing payments of less than $100. We may require that Automatic Payment Plans be set up for at least the Minimum Monthly Premium.

You are not required to pay the Planned Periodic Premiums in accordance with the specified schedule. You may pay premiums whenever you like, and in any amount (subject to the $100 minimum and the limitations described in the next section). Payment of the Planned Periodic Premiums will not, however, guarantee that the Policy will remain in force. Instead, the Policy's Cash Surrender Value determines whether or not the Policy stays in force. Thus, even if Planned Periodic Premiums are paid, the Policy will lapse whenever the Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges under the Policy, if a Grace Period expires without an adequate payment by you (unless the Policy is in its first five years, or you have purchased the Guaranteed Death Benefit Rider and have paid the required premiums).

We will treat all your payments made while there is an outstanding Policy loan as premium payments rather than loan repayments, unless you notify us in writing that a payment is a loan repayment. You may not pay premiums after the younger of the Insureds reaches Attained Age 100. However, you may make loan repayments after this time.

Higher premium payments under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount, will generally result in a lower Net Amount at Risk, and lower Cost of Insurance Charges against the Policy. Conversely, lower premium payments in this situation will result in a higher Net Amount at Risk, which will result in higher Cost of Insurance Charges under the Policy.

Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the Net Amount at Risk. However, both the Accumulated Value and Death Benefit will be higher if premium payments are higher, and lower if premium payments are lower.

Under either Death Benefit Option, if the Unadjusted Death Benefit is the applicable percentage of Accumulated Value, then higher premium payments will result in a higher Net Amount at Risk, and higher Cost of Insurance Charges. Lower premium payments will result in a lower Net Amount at Risk, and lower Cost of Insurance Charges.

PREMIUM LIMITATIONS. The Code provides for exclusion of the Death Benefit from the gross income of the Beneficiary if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed these limits. If at any time you pay a premium which would result in total premiums exceeding these limits, we will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. We will promptly refund the excess to you. In cases of premiums paid by check, we will wait until your check has cleared. If you have an outstanding loan, we may instead be apply the payment as a loan repayment. Even if total premiums were to exceed the maximum premium limitations established by the Code, the excess of (a) a Policy's Unadjusted Death Benefit over (b) the Policy's Cash Surrender Value plus outstanding Policy loans and accrued interest, would still generally be excludable from gross income under the Code.

The maximum premium limitations set forth in the Code depend in part upon the amount of the Unadjusted Death Benefit at any time. As a result, any Policy changes which affect the amount of the Unadjusted Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, we will not effect the change. (See "Federal Income Tax Considerations," below)

Unless the Insureds provide satisfactory evidence of insurability, we may limit the amount of any premium payment if it increases the Unadjusted Death Benefit more than it increases the Accumulated Value. However, premiums will not be limited to the extent that they are Planned Periodic Premiums.

ALLOCATION OF NET PREMIUMS. The Net Premium equals the premium paid less the Premium Expense Charge. In your application for the Policy, you will indicate how Net Premiums should be allocated among the Subaccounts of the Variable Account and/or the Fixed Account. You may change these allocations at any time by giving us written notice at our Home Office. If you have elected the telephone transaction privilege, you may also change premium allocations over the telephone (See "Telephone Transaction Privilege," below). Your allocation percentages must be in whole numbers of not less than 5%, and the sum of the allocation percentages must be 100%. We will allocate Net Premiums as of the Valuation Date we receive the premium at our Home Office, based on the allocation percentages then in effect, except during the free look period. . Please note that if you submit your Premium to your agent, we will not begin processing the Premium until we have received it from your agent's selling firm.

We will allocate any portion of the Initial Premium and any subsequent premiums we receive before the end of the free-look period which are to be allocated to the Variable Account, to the Money Market Subaccount. For this purpose, we will assume that the free-look period will end 20 days after the date the Policy is issued. On the first Valuation Date following 20 days after issue of the Policy, we will allocate the amount in the Money Market Subaccount to the other Subaccounts based on the allocation percentages you have selected.

The values of the Subaccounts will vary with their investment experience. You bear the entire investment risk. Please note that during extended periods of low interest rates, the yields on the Money Market Subaccount may become extremely low, and possibly even negative. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

TRANSFERS

You may transfer the Accumulated Value between and among the Subaccounts of the Variable Account and the Fixed Account by sending us a written transfer request, or if you have elected the telephone transaction privilege, by telephone instructions to us. (See "Telephone Transaction Privilege," below). Transfers between and among the Subaccounts of the Variable Account and the Fixed Account are made as of the Valuation Day that the request for transfer is received at the Home Office. Please remember that a Valuation Day ends at 4:00 p.m. Eastern Time (I.E., the close of regular trading on the New York Stock Exchange). We must receive your transfer request before 4:00 p.m. Eastern Time for a transfer to be made on that Valuation Day. You may, at any time, transfer all or part of the amount in one of the Subaccounts of the Variable Account to another Subaccount and/or to the Fixed Account. For transfers from the Fixed Account to the Variable Account, see "The Fixed Account - Transfers from Fixed Account," above.


Currently an unlimited number of transfers are permitted without charge. We have no current intent to impose a transfer charge in the foreseeable future. However, we may, after giving you prior notice, change this policy so as to deduct a $25 transfer charge from each transfer in excess of the twelfth transfer during any one Policy Year. We may do this if the expense of administering transfers becomes burdensome. All transfers requested during one Valuation Period would be treated as one transfer transaction. If a transfer charge is adopted in the future, these types of transfers would not be subject to a transfer charge and would not count against the twelve free transfers in any Policy Year:


-     transfers resulting from Policy loans
- transfers resulting from the operation of the dollar cost averaging or portfolio rebalancing features
- transfers resulting from the exercise of the transfer rights described under "Other Transfer Rights," below), and
- the reallocation from the Money Market Subaccount following the free look period.

Under present law, transfers are not taxable transactions.

TELEPHONE TRANSACTION PRIVILEGE

If you elect the telephone transaction privilege, either on the application for the Policy or thereafter by providing us with a proper written authorization, you may effect changes in premium allocation, transfers, and loans of up to $25,000, and initiate or make changes in Dollar Cost Averaging or Portfolio Rebalancing by providing instructions to us at our Home Office over the telephone. We may suspend telephone transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of Policy Owners. You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

We will employ reasonable procedures to confirm that instructions we receive by telephone are genuine. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if we do not follow those reasonable procedures. The procedures to be followed for telephone transfers will include one or more of the following:

- requiring some form of personal identification prior to acting on instructions received by telephone
-     providing written confirmation of the transaction, and
-     making a tape recording of the instructions given by telephone.

Telephone transfers may not always be available. Telephone systems, whether yours, ours or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.

DISRUPTIVE TRADING


POLICY. The Policies are intended for long-term investment by Owners. They were not designed for the use of market timers or other investors who make programmed, large, frequent, or short-term transfers. Market timing and other programmed, large, frequent, or short-term transfers among the subaccounts or between the subaccounts and the Fixed Account can cause risks with adverse effects for other Owners (and beneficiaries and Funds). These risks include:


      o the dilution of interests of long-term investors in a subaccount if purchases or transfers into or out of a Fund are made at prices that do not reflect an accurate value for the Fund's investments;
      o an adverse effect on portfolio management, such as impeding a portfolio manager's ability to sustain an investment objective, causing a Fund to maintain a higher level of cash than would otherwise be the case, or causing a Fund to liquidate investments prematurely (or at an otherwise inopportune time) to pay withdrawals or transfers out of the Fund; and
      o     increased brokerage and administrative expenses.

The risks and costs are borne by all Owners invested in those subaccounts, not just those making the transfers.


We have developed policies and procedures with respect to market timing and other transfers (the "Procedures") and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. Do not invest in this Policy if you intend to conduct market timing or other potentially disruptive trading.


DETECTION. We employ various means to attempt to detect and deter market timing and disruptive trading. However, despite our monitoring, we may not be able to detect or stop all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the Funds, we cannot guarantee that all harmful trading will be detected or that a Fund will not suffer harm from programmed, large, frequent, or short-term transfers among the subaccounts of variable products issued by these companies or retirement plans.


DETERRENCE. Once an Owner has been identified as a "market timer" under the Procedures, we notify the Owner that we will not accept instructions for such market timing or other similar programmed, large, frequent or short-term transfers in the future. We also will mark the Policy on our administrative system so that the system will have to be overridden by the Variable Products services staff to process any transfers. We will only permit the Owner to make transfers when we believe the Owner isnot "market timing."

In our sole discretion, we may revise the Procedures at any time, without prior notice, as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or
(iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers). We also reserve the right, to the extent permitted or required by applicable law, to (1) implement and administer redemption fees imposed by one or more Funds in the future, (2) deduct redemption fees imposed by the Funds, and (3) suspend the transfer privilege at any time we are unable to purchase or redeem shares of the Funds.


We currently do not impose redemption fees on transfers. Further, for transfers between or among the subaccounts, we currently do not expressly allow a certain number of transfers in a given period or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our Procedures in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. We apply the Procedures consistently to all Owners without waiver or exception.

FUND FREQUENT TRADING POLICIES. The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and other programmed, large, frequent, or short-term transfers. You should be aware that we may not have the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Policies should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Procedures.


OMNIBUS ORDERS. Owners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance policies. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and individual retirement plan participants. The omnibus nature of these orders may limit each Fund's ability to apply its respective frequent trading policies and procedures. We cannot guarantee that the Fund will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the Funds. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of Fund shares, as well as the owners of all of the variable annuity or variable life insurance policies whose variable investment options correspond to the affected Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

As a result of our discretion to permit owners previously identified as "market timers" to make transfers that we do not believe involve "market timing," and as a result of operational and technological limitations, differing fund procedures, and the omnibus nature of purchase and redemption orders, some owners may still be able to engage in market timing, while other owners bear any adverse effects of that market timing activity. To the extent we are unable to detect and deter market timing or other similar programmed, large, frequent, or short-term transfers, the performance of the subaccount and the fund could be adversely affected, including by (1) requiring the fund to maintain larger amounts of cash or cash-type securities than the fund's manager might otherwise choose to maintain or to liquidate portfolio holdings at disadvantageous times, thereby increasing brokerage, administrative, and other expenses and (2) diluting returns to long-term shareholders.


OTHER TRANSFER RIGHTS

TRANSFER RIGHT FOR POLICY. During the first two years following Policy issue, you may, on one occasion, transfer the entire Accumulated Value in the Variable Account to the Fixed Account, without regard to any limits on transfers or free transfers.

TRANSFER RIGHT FOR CHANGE IN INVESTMENT POLICY. If the investment policy of a Subaccount of the Variable Account is materially changed, you may transfer Accumulated Value in that Subaccount to another Subaccount or to the Fixed Account, without regard to any limits on transfers or free transfers.

ADDITIONAL TRANSFER RIGHT FOR CONNECTICUT AND MARYLAND RESIDENTS. For Policies issued in Connecticut and Maryland, we offer a right to transfer the entire Accumulated Value in the Policy to a fixed survivorship universal life insurance contract, during the first 18 months after issue.

AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

We currently offer, at no charge to you, two automated fund management features. Only one of these two automated fund management features may be operable at any time. We are not obligated to continue to offer these features. Although we have no current intention to do so, we may stop offering one or both of these features at any time, after providing 60 days prior written notice to all Owners who are currently utilizing the features being discontinued.

DOLLAR COST AVERAGING. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis. You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office.

PORTFOLIO REBALANCING. This feature permits you to automatically rebalance the value in the Subaccounts on a quarterly, semi-annual or annual basis, based on your premium allocation percentages in effect at the time of the rebalancing. You may elect Portfolio Rebalancing at issue by marking the appropriate box on the initial application, or, after issue, by completing a change request form and sending it to the Home Office. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.

ACCUMULATED VALUE

The Accumulated Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy's values in the Variable Account and the Fixed Account. The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest, is equal to the Cash Surrender Value. There is no guaranteed minimum for the portion of the Accumulated Value in any of the Subaccounts of the Variable Account. Because the Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

The Accumulated Value and Cash Surrender Value will reflect:

-     the Net Premiums you pay
-     the investment performance of the Portfolios you have chosen
- the crediting of interest on non-loaned Accumulated Value in the Fixed Account and amounts held as Collateral in the Fixed Account
-     transfers
-     Withdrawals
-     Loans
-     Loan interest charged
-     loan repayments, and
-     charges assessed on the Policy.

DETERMINATION OF NUMBER OF UNITS FOR THE VARIABLE ACCOUNT. Amounts allocated, transferred or added to a Subaccount of the Variable Account under a Policy are used to purchase units of that Subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units a Policy has in a Subaccount equals the number of units purchased minus the number of units redeemed up to such time. For each Subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

DETERMINATION OF UNIT VALUE. The unit value of a Subaccount is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that Subaccount on that Valuation Day.

NET INVESTMENT FACTOR. Each Subaccount of the Variable Account has its own Net Investment Factor on each Valuation Day. The Net Investment Factor measures the daily investment performance of the Subaccount. The factor will increase or decrease, as appropriate, to reflect net investment income and capital gains or losses, realized and unrealized, for the securities of the underlying Portfolio.

CALCULATION OF ACCUMULATED VALUE. The Accumulated Value is determined first on the Date of Issue and thereafter on each Valuation Day. On the Date of Issue, the Accumulated Value will be the Net Premiums received, plus any earnings prior to the Date of Issue, less any Monthly Deductions due on the Date of Issue. On each Valuation Day after the Date of Issue, the Accumulated Value will be:

      (1) The aggregate of the values attributable to the Policy in the Variable Account, determined by multiplying the number of units the Policy has in each Subaccount of the Variable Account by such Subaccount's unit value on that date; plus

      (2) The value attributable to the Policy in the Fixed Account.

                                  DEATH BENEFIT

GENERAL. As long as the Policy remains in force, we will pay the Death Benefit of the Policy, after due proof of the death of both of the Insureds (and fulfillment of certain other requirements), to the named Beneficiary, unless the claim is contestable in accordance with the terms of the Policy. You may choose to have the proceeds paid in cash or under one of the available Settlement Options. The Death Benefit payable will be the Unadjusted Death Benefit under the Death Benefit Option that is in effect, increased by any additional benefits, and decreased by any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions. The Face Amount of a Policy, on which the Unadjusted Death Benefit is based, may be made up of either Basic Coverage or Additional Coverage. Additional Coverage is provided by the Additional Protection Benefit Rider.

You must notify us as soon as reasonably possible of the death of each Insured. National Life may require proof of whether both Insureds are living two years from the Date of Issue. On the death of the first Insured to die we will require you to provide us with evidence of death and proof of age and, if the death is within two years from the Date of Issue, the cause of death.

If you or your Beneficiary do not select a Settlement Option, the proceeds are at least $10,000, and the Beneficiary is an individual, we may deposit the lump-sum payment into an interest bearing special account maintained by a financial institution and retained by us in our Fixed Account. In that case, we will provide your Beneficiary with a checkbook within seven days to access those funds. Your Beneficiary will receive interest on the proceeds deposited in that account.

DEATH BENEFIT OPTIONS. The Policy provides two Death Benefit Options: Option A and Option B. You select the Death Benefit Option in the application and may change it as described in "Change in Death Benefit Option," below.

OPTION A. The Unadjusted Death Benefit is equal to the greater of (a) the Face Amount of the Policy and (b) the Accumulated Value, multiplied by the specified percentage shown in the table below:

--------------------------------------------------------------------------------
ATTAINED AGE OF                             ATTAINED AGE OF
YOUNGER INSURED         PERCENTAGE          YOUNGER INSURED           PERCENTAGE
--------------------------------------------------------------------------------
 40 and under              250%                    70                    115%
--------------------------------------------------------------------------------
      45                   215%                  75-90                   105%
--------------------------------------------------------------------------------
      50                   185%                    91                    104%
--------------------------------------------------------------------------------
      55                   150%                    92                    103%
--------------------------------------------------------------------------------
      60                   130%                    93                    102%
--------------------------------------------------------------------------------
      65                   120%                   94+                    101%
--------------------------------------------------------------------------------

For Attained Ages of the younger Insured not shown, the percentages will decrease by a ratable portion of each full year.

ILLUSTRATION OF OPTION A -- FOR PURPOSES OF THIS ILLUSTRATION, ASSUME THAT THE YOUNGER INSURED IS UNDER ATTAINED AGE 40 AND THERE IS NO POLICY LOAN OUTSTANDING.

UNDER OPTION A, A POLICY WITH A FACE AMOUNT OF $200,000 WILL GENERALLY HAVE AN UNADJUSTED DEATH BENEFIT OF $200,000. ASSUMING THE SPECIFIED PERCENTAGE FOR A PARTICULAR POLICY FOR A PARTICULAR ATTAINED AGE OF THE YOUNGER INSURED IS 250%, THEN, BECAUSE THE UNADJUSTED DEATH BENEFIT MUST BE EQUAL TO OR GREATER THAN 2.50 TIMES THE ACCUMULATED VALUE, ANY TIME THE ACCUMULATED VALUE EXCEEDS $80,000 THE UNADJUSTED DEATH BENEFIT WILL EXCEED THE FACE AMOUNT. EACH ADDITIONAL DOLLAR ADDED TO THE ACCUMULATED VALUE WILL INCREASE THE UNADJUSTED DEATH BENEFIT BY $2.50. THUS, AN ACCUMULATED VALUE OF $90,000 FOR THIS POLICY AT this Attained Age for the younger Insured will result in an Unadjusted Death Benefit of $225,000 (2.50 x $90,000), and an Accumulated Value of $150,000 will result in an Unadjusted Death Benefit of $375,000 (2.50 x $150,000). Similarly, any time the Accumulated Value exceeds $80,000, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Unadjusted Death Benefit will be the Face Amount of the Policy.

OPTION B. The Unadjusted Death Benefit is equal to the greater of (a) the Face Amount of the Policy PLUS the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage shown in the table above.

ILLUSTRATION OF OPTION B -- FOR PURPOSES OF THIS ILLUSTRATION, ASSUME THAT THE YOUNGER INSURED IS UNDER ATTAINED AGE 40 AND THERE IS NO POLICY LOAN OUTSTANDING.

UNDER OPTION B, A POLICY WITH A FACE AMOUNT OF $200,000 WILL GENERALLY PAY AN UNADJUSTED DEATH BENEFIT OF $200,000 PLUS THE ACCUMULATED VALUE. THUS, FOR EXAMPLE, A POLICY WITH A $50,000 ACCUMULATED VALUE WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $250,000 ($200,000 PLUS $50,000). SINCE THE SPECIFIED PERCENTAGE IS 250%, THE UNADJUSTED DEATH BENEFIT WILL BE AT LEAST 2.50 TIMES THE ACCUMULATED VALUE. AS A RESULT, IF THE ACCUMULATED VALUE EXCEEDS $133,333, THE UNADJUSTED DEATH BENEFIT WILL BE GREATER THAN THE FACE AMOUNT PLUS THE ACCUMULATED VALUE. EACH ADDITIONAL DOLLAR ADDED TO THE ACCUMULATED VALUE ABOVE $133,333 WILL INCREASE THE UNADJUSTED DEATH BENEFIT BY $2.50. AN ACCUMULATED VALUE OF $150,000 WILL RESULT IN AN UNADJUSTED DEATH BENEFIT OF $375,000 (2.50 X $150,000), AND AN ACCUMULATED VALUE OF $200,000 WILL YIELD AN UNADJUSTED DEATH BENEFIT OF $500,000 (2.50 X $200,000). SIMILARLY, ANY TIME THE ACCUMULATED VALUE EXCEEDS $133,333, EACH DOLLAR TAKEN OUT OF THE ACCUMULATED VALUE WILL REDUCE THE UNADJUSTED DEATH BENEFIT BY $2.50. IF AT ANY TIME, HOWEVER, THE ACCUMULATED VALUE MULTIPLIED BY THE SPECIFIED PERCENTAGE IS LESS THAN THE FACE AMOUNT PLUS THE ACCUMULATED VALUE, THE UNADJUSTED DEATH BENEFIT WILL BE THE FACE AMOUNT PLUS THE ACCUMULATED VALUE.

At Attained Age 100 of the younger of the two Insureds (even if the younger of the two Insureds is not then living), Option B automatically becomes Option A.

WHICH DEATH BENEFIT OPTION TO CHOOSE. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option B. If you are satisfied with the amount of the Insureds' existing insurance coverages and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Accumulated Value, you should choose Option A.

CHANGE IN DEATH BENEFIT OPTION. After the first Policy Year, you may change the Death Benefit Option by sending us a written request. There is no charge to change the Death Benefit Option. The effective date of a change will be the Monthly Policy Date on or next following the date we receive the written request. Only one change in Death Benefit Option is permitted in any one Policy Year.

On the effective date of a change in Death Benefit Option, the Face Amount is adjusted so that there will be no change in the Death Benefit or the Net Amount at Risk. In the case of a change from Option B to Option A, the Face Amount must be increased by the Accumulated Value. In the case of a change from Option A to Option B, the Face Amount must be decreased by the Accumulated Value. The change from Option A to Option B will not be allowed if it would reduce the Face Amount to less than the Minimum Face Amount.

On the effective date of the change, the Death Benefit, Accumulated Value and Net Amount at Risk (and therefore the Cost of Insurance Charges) are unchanged. However, after the effective date of the change, the pattern of future Death Benefits, Accumulated Value, Net Amount at Risk and Cost of Insurance Charges will be different than if the change had not been made. In determining whether a change is appropriate for you, the considerations described in "Which Death Benefit Option to Choose" above will apply.

If a change in the Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Code for life insurance, we will not effect the change.

A change in the Death Benefit Option may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," below)

HOW THE DEATH BENEFIT MAY VARY. The amount of the Death Benefit may vary with the Accumulated Value. The Death Benefit under Option A will vary with the Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Accumulated Value because the Unadjusted Death Benefit equals the greater of (a) the Face Amount plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage.

ADDITIONAL INSURANCE. We offer an optional additional protection benefit rider and an optional term insurance rider. The additional protection benefit rider provides a death benefit upon death of the second to die of the Insureds that supplements the Death Benefit under the base Policy. The death benefit under this rider may be more cost effective to you than increasing your Face Amount under the Policy. The term rider provides a death benefit upon death of the Insured to which it applies.

ABILITY TO ADJUST FACE AMOUNT


You may, at any time after the first Policy Year, increase or decrease the Policy's Face Amount by submitting a written application to us. There are some limits on your ability to effect increases or decreases, which are discussed below. The effective date of an increase will be the Monthly Policy Date on or next following our approval of your request. The effective date of a decrease is the Monthly Policy Date on or next following the date that we receive the written request. An increase or decrease in Face Amount may have federal tax consequences. Consult a tax advisor before increasing or decreasing the Face Amount. The effect of changes in Face Amount on Policy charges, as well as other considerations, are described below.


INCREASE. A request for an increase in Face Amount may not be for less than $50,000, or such lesser amount required in a particular state. You may not increase the Face Amount after the older of the two Insureds' Attained Age 90 or if the Joint Age is greater than 90. To obtain the increase, you must submit an application for the increase and provide evidence satisfactory to us of both Insureds' insurability. The increase may be either an addition of Basic Coverage or Additional Coverage. An increase in Basic Coverage will result in increased Surrender Charges. An increase in Basic Coverage will also begin a new ten year period for purposes of applying the Monthly Administrative Charge to the new amount of Basic Coverage. If an increase in Basic Coverage would move the Policy into a new size band for purposes of the Variable Account Charge, the Variable Account Charge percentage rate may be reduced as a result of the increase. In the event that an increase simultaneously adds both Basic Coverage and Additional Coverage, the Basic Coverage is assumed to have been added first.

On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be at least equal to the Monthly Deductions then due, plus the Surrender Charge associated with the increase, in the case of an increase in Basic Coverage. If the Cash Surrender Value is not sufficient, the increase will not take effect until you pay a sufficient additional premium to increase the Cash Surrender Value.

An increase in the Face Amount will generally affect the total Net Amount at Risk. This will normally increase the monthly Cost of Insurance Charges. In addition, the Insureds may be in different Rate Classes as to the increase in insurance coverage. An increase in premium payment or frequency may be appropriate after an increase in Face Amount.

After an increase, part of the Net Amount at Risk will be attributable to the initial coverage under the Policy and part will be attributable to the increase. For purposes of allocating Accumulated Value to each coverage to determine the Net Amount at Risk and Cost of Insurance Charge by coverage segment, the Accumulated Value is first considered part of the initial segment. If the Accumulated Value exceeds the initial segment's Face Amount, then it is allocated to increases in Face Amount in the order that such increases took effect.

DECREASE. The Face Amount after a decrease cannot be less than 75% of the largest Face Amount in force at any time in the twelve months immediately preceding our receipt of your request for a decrease. The Basic Coverage after any decrease may not be less than the Minimum Basic Coverage Amount, which is currently $100,000. If a decrease in the Face Amount could result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Code, we will not allow the decrease.

A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease your monthly Cost of Insurance Charges. If a decrease in Basic Coverage would move the Policy into a new size band for purposes of the Variable Account Charge, the Variable Account Charge percentage rate may increase as a result of the decrease.

For purposes of calculating the Monthly Deductions, any decrease in the Face Amount will reduce the Face Amount in the following order:

(a)   first, the increase in Face Amount provided by the most recent increase;
(b) then, the next most recent increases, in inverse chronological order; and finally
(c)   the Initial Face Amount.

If an increase involved the simultaneous addition of Basic Coverage, Additional Coverage and Face Amount added through the operation of the Automatic Increase Rider, a decrease in the Face Amount will reduce automatic increase first, the Additional Coverage second, and then the Basic Coverage.

PAYMENT OF POLICY BENEFITS

You can decide the form in which we pay Death Benefit proceeds. During the lifetime of either of the two Insureds, you may arrange for the Death Benefit to be paid in a lump sum or under a Settlement Option. These choices are also available upon surrender of the Policy for its Cash Surrender Value. If no election is made, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Death Benefit in a lump sum or under a Settlement Option. If paid in a lump sum, we will ordinarily pay the Death Benefit (by sending the checkbook referred to below, unless the Beneficiary elects to receive a National Life check) to the Beneficiary within seven days after we receive proof of the death of both of the Insureds at our Home Office, and all other requirements are satisfied. If paid under a Settlement Option, the Death Benefit will be applied to the Settlement Option within seven days after we receive proof of the death of both of the Insureds at our Home Office, and all other requirements are satisfied.

We will pay interest on the Death Benefit from the date we receive due proof of the death of the last to die of the two Insureds until interest begins to accrue on the amount accessed by the checkbook referred to below. The interest rate will be the highest of (a) 4% per annum, (b) any higher rate we declare, or (c) any higher rate required by law.

If you or your Beneficiary elect to receive proceeds in a lump sum payment, unless the beneficiary requests a National Life check, we will deposit the payment into an interest bearing special account maintained by a financial institution and retained by us in our Fixed Account. In that case, we will provide you or your Beneficiary with a checkbook to access those funds from the special account. We will send the payee the checkbook within seven days of when we deposited the payment into that account, and the payee will receive any interest on the proceeds deposited in that account.

We will normally pay the proceeds of a surrender, Withdrawal, or Policy loan within seven days of when we receive a written request at our Home Office in a form satisfactory to us. However, in cases where you surrender your Policy within 30 days of making a premium payment by check or through a check-o-matic payment option, and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

We will generally determine the amount of a payment as of the Valuation Day we receive all required documents. However, we may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which:

      (1) the disposal or valuation of a Subaccount's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or

      (2) the SEC by order permits postponement of such actions for the protection of our policyholders.

We also may defer the determination or payment of amounts from the Fixed Account for up to six months.

Transactions will not be processed on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, the day after Thanksgiving and Christmas Day. In addition, Premium Payments will not be allocated and transactions will not be effected to the Money Market Subaccount on Columbus Day and Veterans Day. Please remember that we must receive a transaction request before 4:00 Eastern Time to process the transaction on that Valuation Day. A Valuation Day ends at the close of regular trading on the New York Stock Exchange.

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. We may be required to block an Owner's account and thereby refuse to honor any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

SETTLEMENT OPTIONS

There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Variable Account. More detailed information concerning these settlement options is available in your Policy, upon request from our Home Office, or by referring to the Statement of Additional Information. Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the last Insured's death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.

                                  POLICY LOANS

GENERAL. You may at any time after the first year (and during the first year where required by law, i.e., in Indiana and New Jersey) borrow money from us using the Policy as the only security for the loan. The maximum amount you may borrow is the Policy's Cash Surrender Value on the date we receive your loan request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. If you have elected the Guaranteed Death Benefit Rider and you take a Policy loan in excess of the cumulative premiums paid minus the Cumulative Guarantee Premium, then the Guaranteed Death Benefit Rider will enter a lapse pending notification period. This means that the Guaranteed Death Benefit Rider (but not the Policy itself) will lapse if a sufficient premium is not paid within the 61-day lapse pending notification period.

While either Insured is living, you may repay all or a portion of a loan and accrued interest. To take a loan you should send a written request to us at our Home Office. If you have elected the telephone transaction privilege, you may also request a loan over the telephone. We limit the amount of a Policy loan taken over the telephone to $25,000. Loan proceeds will be paid within seven days of a valid loan request.

INTEREST RATE CHARGED. The interest rate charged on Policy loans will be at the fixed rate of 6% per year. At the end of the Policy Year, the loan interest will be added to the loan balance. Any payments you make to cover loan interest will be used to reduce the amount of the Policy loan.

ALLOCATION OF LOANS AND COLLATERAL. When you take a Policy loan, we hold Accumulated Value in the Fixed Account as Collateral for the Policy loan. You may specify how you would like Accumulated Value to be taken from the Subaccounts of the Variable Account to serve as the Collateral. If you do not so specify, we will allocate the Policy loan to the Subaccounts in proportion to the Accumulated Value in the Subaccounts. If the Accumulated Value in one or more of the Subaccounts is insufficient to carry out your instructions, we will not process the loan until we receive further instructions from you. Non-loaned Accumulated Value in the Fixed Account will become Collateral for a loan only to the extent that the Accumulated Value in the Variable Account is insufficient.

The Collateral for a Policy loan will initially be the loan amount. Loan interest will be added to the Policy loan. We will take additional Collateral for such loan interest so added pro rata from the Subaccounts of the Variable Account, and then, if the amounts in the Variable Account are insufficient, from the non-loaned portion of the Fixed Account. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including interest added to the loan balance) minus any loan repayments. INTEREST CREDITED TO AMOUNTS HELD AS COLLATERAL. As long as the Policy is in force, we will credit the amount held in the Fixed Account as Collateral with interest at effective annual rates we declare, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of declaration.

PREFERRED POLICY LOANS. We currently intend to make preferred Policy loans available at the beginning of Policy Year 11. For these preferred Policy loans, we will charge interest at 4.25% per annum, and we will credit interest on amounts held as Collateral in the Fixed Account at an annual rate of 4.0%. We are not obligated to continue to make preferred loans available (except where required by law, as in New York), and we will make such loans available in our sole discretion. Preferred loans may not be treated as indebtedness for federal income tax purposes, which may result in adverse tax consequences.

EFFECT OF POLICY LOAN. Policy loans, whether or not repaid, will have a permanent effect on the Accumulated Value and the Cash Surrender Value, and may permanently affect the Death Benefit under the Policy. The effect on the Accumulated Value and Death Benefit could be favorable or unfavorable. It will depend on whether the investment performance of the Subaccounts, and the interest credited to the non-loaned Accumulated Value in the Fixed Account, is less than or greater than the interest being credited on the amounts held as Collateral in the Fixed Account. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate on Collateral is less than the investment experience of assets held in the Variable Account and interest credited to the non-Collateral Accumulated Value in the Fixed Account. The longer a loan is outstanding, the greater the effect a Policy loan is likely to have. The Death Benefit will be reduced by the amount of any outstanding Policy loan.

LOAN REPAYMENTS. We will assume that any payments you make while a Policy loan is outstanding are premium payments, rather than loan repayments, unless you specify in writing that a payment is a loan repayment. In the event of a loan repayment, the amount held as Collateral in the Fixed Account will be reduced by an amount equal to the repayment, and such amount will be transferred to the Subaccounts of the Variable Account and to the non-loaned portion of the Fixed Account based on the Net Premium allocations in effect at the time of the repayment.

LAPSE WITH LOANS OUTSTANDING. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Cash Surrender Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse federal income tax consequences. (See "Federal Income Tax Considerations
- Tax Treatment of Policy Benefits," below.)

TAX CONSIDERATIONS. Any loans taken from a "Modified Endowment Contract" will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See "Federal Income Tax Considerations -Distributions Other Than Death Benefits from Modified Endowment Contracts," below.)

                           SURRENDERS AND WITHDRAWALS

You may surrender your Policy for its Cash Surrender Value at any time before the death of the last to die of the two Insureds. The Cash Surrender Value is the Accumulated Value minus any Policy loan and accrued interest and less any Surrender Charge. We will calculate the Cash Surrender Value on the Valuation Day we receive, at our Home Office, your signed written surrender request deemed by us to be in good order, and the Policy. You may not request a surrender over the telephone. Coverage under the Policy will end on the day you mail or otherwise send the written surrender request and the Policy to us. We will normally mail surrender proceeds to you within seven days of when we receive the request. However, in cases where you surrender your Policy within 30 days of making a premium payment by check or through a check-o-matic payment option, and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

A surrender may have Federal income tax consequences. (See "Federal Income Tax Considerations - Tax Treatment of Policy Benefits," below.)

You may withdraw a portion of the Policy's Cash Surrender Value at any time before the death of the last to die of the two Insureds and after the first Policy Anniversary. The minimum amount which may be withdrawn is $500. The maximum Withdrawal is the Cash Surrender Value on the date we receive the Withdrawal request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. However, if you elected the Guaranteed Death Benefit Rider, and you obtain a Withdrawal which causes the Cumulative Guarantee Premium to exceed the sum of premiums paid into the Policy, then the Guaranteed Death Benefit Rider will enter a lapse pending notification period. This means that the Guaranteed Death Benefit Rider (but not the Policy itself) will lapse if a sufficient premium is not paid within the 61-day lapse pending notification period.

A Withdrawal Charge will be deducted from the amount of the Withdrawal. For a discussion of the Withdrawal Charge, see "Charges and Deductions - Withdrawal Charge" below.

You may specify how you would like the Withdrawal to be taken from the Subaccounts of the Variable Account. If you do not so specify, we will allocate the Withdrawal to the Subaccounts in proportion to the Accumulated Value in each Subaccount. If the Accumulated Value in one or more Subaccounts is insufficient to carry out your instructions, we will not process the Withdrawal until we get further instructions from you. You may take Withdrawals from the Fixed Account only after the Accumulated Value in the Variable Account is exhausted.

The effect of a Withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit Option in effect and whether the Unadjusted Death Benefit is based on the applicable percentage of Accumulated Value.

OPTION A. The effect of a Withdrawal on the Face Amount and Unadjusted Death Benefit under Option A can be described as follows:

If the Face Amount divided by the applicable percentage of Accumulated Value exceeds the Accumulated Value just after the Withdrawal, a Withdrawal will reduce the Face Amount and the Unadjusted Death Benefit by the lesser of such excess and the amount of the Withdrawal.

For the purposes of this illustration (and the following illustrations of Withdrawals), assume that the Attained Age of the younger Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for a younger Insured with an Attained Age under 40.

UNDER OPTION A, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCUMULATED VALUE OF $30,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $300,000. ASSUME THAT YOU TAKE A WITHDRAWAL OF $10,000. THE WITHDRAWAL CHARGE WILL BE $25 AND THE AMOUNT PAID TO YOU WILL BE $9,975. THE WITHDRAWAL WILL REDUCE THE ACCUMULATED VALUE TO $20,000 ($30,000 - $10,000) AFTER THE WITHDRAWAL. THE FACE AMOUNT DIVIDED BY THE APPLICABLE PERCENTAGE IS $120,000 ($300,000 / 2.50), WHICH EXCEEDS THE ACCUMULATED VALUE AFTER THE WITHDRAWAL BY $100,000 ($120,000 - $20,000). THE LESSER OF THIS EXCESS AND THE AMOUNT OF THE WITHDRAWAL IS $10,000, THE AMOUNT OF THE WITHDRAWAL. THEREFORE, THE UNADJUSTED DEATH BENEFIT AND FACE AMOUNT WILL BE REDUCED BY $10,000 TO $290,000.

If the Face Amount divided by the applicable percentage of Accumulated Value does not exceed the Accumulated Value just after the Withdrawal, then the Face Amount is not reduced. The Unadjusted Death Benefit will be reduced by an amount equal to the reduction in Accumulated Value times the applicable percentage (or equivalently, the Unadjusted Death Benefit is equal to the new Accumulated Value times the applicable percentage).

UNDER OPTION A, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCUMULATED VALUE OF $150,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $375,000 ($150,000 X 2.50). ASSUME THAT YOU TAKE A WITHDRAWAL OF $10,000. THE WITHDRAWAL CHARGE WILL BE $25 AND THE AMOUNT PAID TO YOU WILL BE $9,975. THE WITHDRAWAL WILL REDUCE THE ACCUMULATED VALUE TO $140,000 ($150,000 - $10,000). THE FACE AMOUNT DIVIDED BY THE APPLICABLE PERCENTAGE IS $120,000, WHICH DOES NOT EXCEED THE ACCUMULATED VALUE AFTER THE WITHDRAWAL. THEREFORE, THE FACE AMOUNT STAYS AT $300,000 AND THE UNADJUSTED DEATH BENEFIT IS $350,000 ($140,000 X 2.50).

OPTION B. The Face Amount will never be decreased by a Withdrawal. A Withdrawal will, however, always decrease the Death Benefit.

If the Unadjusted Death Benefit equals the Face Amount plus the Accumulated Value, a Withdrawal will reduce the Accumulated Value by the amount of the Withdrawal. Thus the Unadjusted Death Benefit will also be reduced by the amount of the Withdrawal.

UNDER OPTION B, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCUMULATED VALUE OF $90,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $390,000 ($300,000 + $90,000). ASSUME YOU TAKE A WITHDRAWAL OF $20,000. THE WITHDRAWAL CHARGE WILL BE $25 AND THE AMOUNT WE PAY YOU WILL BE $19,975. THE WITHDRAWAL WILL REDUCE THE ACCUMULATED VALUE TO $70,000 ($90,000 - $20,000) AND THE UNADJUSTED DEATH BENEFIT TO $370,000 ($300,000 + $70,000). THE FACE AMOUNT IS UNCHANGED.

If the Unadjusted Death Benefit immediately prior to the Withdrawal is based on the applicable percentage of Accumulated Value, the Unadjusted Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Accumulated Value after deducting the amount of the Withdrawal and Withdrawal Charge and (b) the applicable percentage of Accumulated Value after deducting the amount of the Withdrawal.

UNDER OPTION B, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCUMULATED VALUE OF $210,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $525,000 ($210,000 X 2.5). ASSUME YOU TAKE A WITHDRAWAL OF $60,000. THE WITHDRAWAL CHARGE WILL BE $25 AND THE AMOUNT WE PAY YOU WILL BE $59,975. THE WITHDRAWAL WILL REDUCE THE ACCUMULATED VALUE TO $150,000 ($210,000 - $60,000), AND THE UNADJUSTED DEATH BENEFIT TO THE GREATER OF (A) THE FACE AMOUNT PLUS THE ACCUMULATED VALUE, OR $450,000 ($300,000 + $150,000) AND (B) THE UNADJUSTED DEATH BENEFIT BASED ON THE APPLICABLE PERCENTAGE OF THE ACCUMULATED VALUE, OR $375,000 ($150,000 X 2.50). THEREFORE, THE UNADJUSTED DEATH BENEFIT WILL BE $450,000. THE FACE AMOUNT IS UNCHANGED.

Any decrease in Face Amount due to a Withdrawal will reduce Face Amount in the order described under "Ability to Adjust Face Amount - Decrease", above.

Because a Withdrawal can affect the Face Amount and the Unadjusted Death Benefit as described above, a Withdrawal may also affect the Net Amount at Risk which is used to calculate the Cost of Insurance Charge under the Policy. Since a Withdrawal reduces the Accumulated Value, the Cash Surrender Value of the Policy is reduced, thereby increasing the likelihood that the Policy will lapse. Also, if a Withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, we will not allow that Withdrawal.

You may request a Withdrawal only by sending a signed written request to us at our Home Office. You may not request a Withdrawal over the telephone. We will normally pay a Withdrawal within seven days of receiving at our Home Office a valid Withdrawal request.

A Withdrawal of Cash Surrender Value may have Federal income tax consequences. (See "Federal Income Tax Considerations - Tax Treatment of Policy Benefits," below.)

                             LAPSE AND REINSTATEMENT

Your Policy will remain in force as long as the Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and the charges under the Policy. When the Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by you, the Policy will lapse and terminate without value. However, during the first five Policy Years the Policy will not lapse, if you have paid the Cumulative Minimum Monthly Premium. You will have certain rights to reinstate your Policy, if it should lapse.

In addition, an optional Guaranteed Death Benefit Rider is available. This Rider will guarantee that the Policy will not lapse prior to, at your option, the end of the year that the younger Insured attains age 80, or for the entire lifetimes of the two Insureds, regardless of investment performance, if you have paid the Cumulative Guarantee Premium as of each Monthly Policy Date.

POLICY LAPSE. The failure to make a premium payment will not itself cause a Policy to lapse. A Policy will lapse only when the Cash Surrender Value is insufficient to cover the Monthly Deductions and other charges under the Policy, and the Grace Period expires without a sufficient payment. During the first five Policy Years, the Policy will not lapse so long as the Cumulative Minimum Monthly Premium has been paid, regardless of whether the Cash Surrender Value is sufficient to cover the monthly Deductions and other charges. In addition, if you have elected at issue the Guaranteed Death Benefit Rider, and have paid the Cumulative Guarantee Premium as of each Monthly Policy Date, the Policy will not lapse, either prior to the end of the year that the younger Insured attains Age 80 or for the entire lifetimes of the two Insureds, whichever you elect, regardless of whether the Cash Surrender Value is sufficient to cover the Monthly Deductions.

The Policy provides for a 61-day Grace Period that is measured from the date on which we send a lapse notice. The Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. To prevent lapse, you must during the Grace Period pay a premium equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began. Our notice will specify the payment required to keep the Policy in force. Failure to make a payment at least equal to the required amount within the Grace Period will result in lapse of the Policy without value.

REINSTATEMENT. A Policy that lapses without value may be reinstated at any time within five years (or longer period required in a particular state) after the beginning of the Grace Period. To do so, you must submit evidence of both Insureds' insurability satisfactory to us and pay an amount sufficient to provide for two times the Monthly Deduction due on the date the Grace Period began plus three times the Monthly Deduction due on the effective date of reinstatement. The effective date of reinstatement, unless otherwise required by state law, will be the Monthly Policy Date on or next following the date your reinstatement application is approved. Upon reinstatement, the Accumulated Value will be based upon the premium paid to reinstate the Policy. The Policy will be reinstated with the same Date of Issue as it had prior to the lapse. Neither the five year no lapse guarantee nor the Guaranteed Death Benefit Rider may be reinstated.

                             CHARGES AND DEDUCTIONS


We deduct the charges described below from your premium payments or your Policy Value. Certain of the charges depend on a number of variables. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under the Policy. We intend to profit from these charges.

SERVICES AND BENEFITS WE PROVIDE INCLUDE:

      o     the death benefits, cash and loan benefits provided by the Policy;
      o the funding choices, including net premium allocations, dollar-cost averaging programs, and automatic asset rebalancing programs;
      o the administration of various elective options under the Policy (including any riders); and
      o     the distribution of various reports to Owners.

COSTS AND EXPENSES WE INCUR INCLUDE:

      o those associated with underwriting applications and changes in Face Amount and any riders;
      o various overhead and other expenses associated with providing the services and benefits provided by the Policy (and any riders);
      o     sales and marketing expenses;
      o other costs of doing business, such as complying with federal and state regulatory requirements.

RISKS WE ASSUME INCLUDE THE RISKS THAT:

      o insureds may die sooner than estimated, resulting in the payment of greater death benefits than expected; and
      o the costs of providing the services and benefits under the Policy (and any riders) will exceed the charges deducted.


For Policies issued in New York, charges may be different. Prospective purchasers of a Policy to be issued in New York should see "Differences in Charges for Policies Issued in New York", below.

PREMIUM EXPENSE CHARGE

The Premium Expense Charge consists of two portions. The first is that we deduct 3.40% of the premium from each premium payment prior to allocation of Net Premiums, to cover state premium taxes and the federal DAC Tax. This amount may be greater than the premium tax assessed in your state. State premium taxes currently range from 0 to 3.5%. For policies issued in North Carolina, the state premium tax is 1.90%, we nonetheless charge 2.0% to cover state premium taxes.

The federal DAC Tax is a tax attributable to certain "policy acquisition expenses" under Section 848 of the Code. Section 848 in effect accelerates the realization of income we receive from the Policies, and therefore the payment of federal income taxes on that income. The economic consequence of Section 848 is, therefore, an increase in the tax burden borne by us that is attributable to the Policies.

The Premium Expense Charge will also include, during the first 10 Policy Years, a deduction of 7.0% of the premium up to the Target Premium, and 4.0% of premium in excess of the Target Premium, from each premium payment prior to allocation of Net Premiums. The Target Premium depends on the Joint Age at issue or at the time of an increase in Basic Coverage. Target Premiums per $1000 of Basic Coverage is shown in Appendix B to this prospectus. Your Target Premium is set forth in your Policy. We may increase the charge for premiums in excess of the Target Premium from 4.0% to 5.0% of such premiums. We currently intend to reduce this deduction from premiums paid after the tenth Policy Anniversary to 4.0% of all premiums, although we may deduct up to the maximum permitted during the first ten years.

SURRENDER CHARGE

We will impose a Surrender Charge if you surrender your Policy or it lapses at any time before the end of the tenth Policy Year, or the ten years after an increase in the Basic Coverage. The Surrender Charge rate depends on the Joint Age at issue or at the time of increase in Basic Coverage. The initial Surrender Charge per $1,000 of Basic Coverage is shown in Appendix B to this Prospectus (Surrender Charges are different for Policies issued in New York, and for those Policies the initial Surrender Charge per $1, 000 of Basic Coverage is shown in Appendix C). The Surrender Charge will be level for up to five years, and then decline each month by one sixtieth of the initial Surrender Charge until it is zero at the beginning of Policy Year 11, or at the beginning of the eleventh year after the date of an increase in Basic Coverage. For those cases in which the level Surrender Charge period is less than five years from the Date of Issue or the effective date of the increase, it declines each month by an amount equal to the initial Surrender Charge multiplied by a fraction of which the numerator is one and the denominator is the number of months from the end of the level Surrender Charge period to the beginning of Policy Year 11, or the beginning of the eleventh year from the effective date of the increase. The Surrender Charge will not decrease in the event of a decrease in Basic Coverage. The actual Surrender Charge for your Policy will be stated in the Policy.

Since there is no Surrender Charge associated with Additional Coverage, taking a portion of the Policy's Face Amount as Additional Coverage, rather than Basic Coverage, would result in a lower Surrender Charge.

MONTHLY DEDUCTIONS

We will deduct charges from the Accumulated Value on the Date of Issue and on each Monthly Policy Date. The Monthly Deduction consists of four components:

(a)   the Cost of Insurance Charge
(b)   the Variable Account Charge
(c)   the Monthly Administrative Charge, and
(d)   the cost of any additional benefits provided by Rider.

The Monthly Deduction may vary in amount from Policy Month to Policy Month. We will take the Monthly Deduction on a pro rata basis from the Subaccounts of the Variable Account and the Fixed Account, unless you have requested at the time of application, or later request in writing, that we take the Monthly Deduction from the Money Market Subaccount. If we cannot take a Monthly Deduction from the Money Market Subaccount, where you have so asked, we will take the amount of the deduction in excess of the Accumulated Value available in the Money Market Subaccount on a pro rata basis from Accumulated Value in the Subaccounts of the Variable Account and the Fixed Account. The Policy will lapse if the Cash Surrender Value of the Policy as a whole is insufficient to cover the Monthly Deductions and other charges under the Policy and a Grace Period expires without a sufficient payment.


COST OF INSURANCE CHARGE. The Cost of Insurance Charge is the primary charge for the death benefit provided by your Policy. We calculate the monthly Cost of Insurance Charge by multiplying the cost of insurance rate or rates by the Net Amount at Risk for each Policy Month. Because both the Net Amount at Risk and the variables that determine the cost of insurance rate, such as the ages of the Insureds and the Duration of the Policy, may vary, the Cost of Insurance Charge will likely be different from month to month. We expect to profit from this charge and may use the charge for lawful purpose, including covering distribution expenses.


NET AMOUNT AT RISK. The Net Amount at Risk on any Monthly Policy Date is approximately the amount by which the Unadjusted Death Benefit on that Monthly Policy Date exceeds the Accumulated Value. It measures the amount National Life would have to pay in excess of the Policy's value if the Insureds both died. The actual calculation uses the Unadjusted Death Benefit divided by 1.00327234, to take into account assumed monthly earnings at an annual rate 4%. We calculate the Net Amount at Risk separately for the Initial Face Amount and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it part of the increases in Face Amount in the order such increases took effect.

If your Policy includes Basic Coverage, Additional Coverage and coverage added through the operation of the Automatic Increase Rider, we separate the Net Amount at Risk into portions applicable to each type of coverage. For this purpose, we apply Accumulated Value against Basic Coverage first, Additional Coverage second and an automatic increase third if they began simultaneously. Any change in the Net Amount at Risk will affect the total Cost of Insurance Charges you pay.

GUARANTEED MAXIMUM COST OF INSURANCE RATES. The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

o     each Insured's Issue Age
o     each Insured's sex
o     the substandard or uninsurable status of either Insured, if applicable
o     the coverage's Duration,
o whether the coverage is Basic Coverage or Additional Coverage (guaranteed rates are higher for Additional Coverage), and
o     the 1980 Commissioners Standard Ordinary Mortality Table.

CURRENT COST OF INSURANCE RATES AND HOW THEY ARE DETERMINED. The actual cost of insurance rates used ("current rates") will depend on:

o     each Insured's Issue Age
o     each Insured`s sex
o     each Insured's Rate Class
o     the coverage's Duration
o whether the coverage is Basic Coverage or Additional Coverage (however, current rates for Additional Coverage may be higher or lower than for Basic Coverage), and
o     our expectation of future mortality experience.

We periodically review the adequacy of our current cost of insurance rates, and we may adjust their level. However, the current rates will never exceed guaranteed maximum cost of insurance rates. Any change in the current cost of insurance rates will apply to all sets of persons of the same Issue Ages, sexes, and Rate Classes, and with coverages of the same Duration.

We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount, we use a cost of insurance rate based on the Rate Classes of the two Insureds on the Date of Issue. For each increase in Face Amount, a rate based on the Rate Classes of the two Insureds applicable at the time of the increase is used. If, however, the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, the rate based on the Rate Classes for the Initial Face Amount will be used for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B. Again, if a policy includes both Basic Coverage and Additional Coverage, separate cost of insurance rates are applied to each type of coverage.

RATE CLASS. The Rate Classes of the two Insureds will affect the current cost of insurance rates. We currently place Insureds into the following rate classes:

o     preferred nonsmoker
o     nonsmoker
o     preferred smoker
o     smoker
o     substandard, and
o     uninsurable classes.

Smoker, substandard, and uninsurable classes reflect higher mortality risks. In an otherwise identical Policy, Insureds in a preferred or standard class will have a lower Cost of Insurance Charge than Insureds in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers. Classification of an Insured as substandard or uninsurable will also affect the guaranteed cost of insurance rates. We classify all nicotine users as smokers, including cigarette, cigar, pipe, chewing tobacco, snuff, nicotine patches and nicotine gum.

The uninsurable rate class is not available in New York.

VARIABLE ACCOUNT CHARGE.

The Variable Account Charge is deducted monthly as a percentage of the Accumulated Value in the Variable Account. The Variable Account Charge, expressed as an annual percentage, is as follows:

During the first 10 Policy Years:

   For Policies with Basic Coverage less than $1,000,00...................0.90%
   For Policies with Basic Coverage from $1,000,000 to $2,999,999.........0.80%
   For Policies with Basic Coverage of $3 million or more.................0.75%.

For years after Policy Year 10, we currently intend to reduce this charge to the following rates:

   For Policies with Basic Coverage of less than $1,000,000...............0.35%
   For Policies with Basic Coverage from $1,000,000 to $2,999,999.........0.30%
   For Policies with Basic Coverage of $3 million or more.................0.25%.

However, in all cases, we may increase this charge to an amount not to exceed 0.90%.

The Variable Account Charge does not apply to Accumulated Value in the Fixed Account.

MONTHLY ADMINISTRATIVE CHARGE. The amount of the Monthly Administrative Charge during the first ten Policy Years is $15.00, plus $0.08 per $1000 of Basic Coverage (less for Joint Ages of 38 or less). We increase the per $1000 portion of this charge during the first ten Policy Years by $.005 per $1000 of Basic Coverage for each Insured who is a smoker.

After the first ten Policy Years, we currently intend to charge a Monthly Administrative Charge of $7.50, with no additional amount per $1000 of Basic Coverage. During this period the Monthly Administrative Charge is guaranteed not to exceed $15.00, plus $0.08 per $1000 of Basic Coverage plus $0.005 per $1000 of Basic Coverage for each Insured who is a smoker. In addition, the per $1000 of Basic Coverage portion of the Monthly Administrative Charge will apply to increases in Basic Coverage for 10 years after an increase in Basic Coverage. The per $1000 portion of this charge will not decrease in the event of a decrease in Basic Coverage.

OPTIONAL BENEFIT CHARGES. The Monthly Deduction will include charges for any additional benefits added to the Policy. The monthly charges will be specified in the applicable Rider. The available Riders are listed under "Optional Benefits," below.

WITHDRAWAL CHARGE

At the time of a Withdrawal, we will assess a charge equal to the lesser of 2% of the Withdrawal amount and $25. We will deduct this Withdrawal Charge from the Withdrawal amount.

TRANSFER CHARGE


Currently, unlimited transfers are permitted among the Subaccounts, or from the Variable Account to the Fixed Account. Transfers from the Fixed Account to the Variable Account are permitted within the limits described under "The Fixed Account - Transfers out of the Fixed Account", above. Currently there is no charge for any transfers. We have no present intention to impose a transfer charge in the foreseeable future. However, we may impose in the future a transfer charge of $25 on each transfer in excess of twelve transfers in any Policy Year. We may do this if the expense of administering transfers becomes burdensome.


If we impose a transfer charge, we will deduct it from the amount being transferred. We would treat all transfers requested on the same Valuation Day as one transfer transaction. Any future transfer charge will not apply to transfers resulting from:

o     Policy loans
o the exercise of the transfer rights as described under "Other Transfer Rights", above
o the initial reallocation of account values from the Money Market Subaccount to other Subaccounts, and
o any transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing features.

The transfers listed above also will not count against the twelve free transfers in any Policy Year.

PROJECTION REPORT CHARGE

We may impose a charge for each projection report you request. This report will project future values and future Death Benefits for the Policy. We will notify you in advance of the amount of the charge, and you may elect to pay the charge in advance. If not paid in advance, we will deduct this charge from the Subaccounts of the Variable Account and/or the Fixed Account in proportion to their Accumulated Values.

OTHER CHARGES

The Variable Account purchases shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds' Portfolios. Historical expense ratio information for the Funds is presented in the "Fee Tables" in the "Summary of the Benefits and Risks of the Policy", above. More detailed information is contained in the Fund Prospectuses which accompany this Prospectus.

We offer additional rider benefits that you may purchase with this Policy. Please see the optional riders for the costs associated with these benefits.

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of ours. We pay commissions to the broker-dealers for selling the Policies. You do not pay directly these commissions. We do. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policies.

DIFFERENCES IN CHARGES FOR POLICIES ISSUED IN NEW YORK

Charges on Policies issued in New York will differ from charges on Policies issued in other states in the following respects:

      1. The Surrender Charges are in different amounts, and are shown in Appendix C to this Prospectus.

      2. The Premium Expense Charge is the same as the current Premium Expense Charge for Policies issued in other states, but is guaranteed not to increase from current levels.

      3. The Variable Account Charge is also the same as the current Variable Account Charge for Policies issued in other states, but is guaranteed not to increase, either during the first 10 Policy Years, or for years after Policy Year 10.

      4. The Monthly Administrative Charge is also the same as the current Monthly Administrative Charge for Policies issued in other states, but is guaranteed not to increase, for years after Policy Year 10, from $7.50 per month, and we guarantee that there will be no per $1000 portion of the Monthly Administrative Charge after Policy Year 10.

      5. We have the right to assess an additional charge, called the Contingent Risk Charge, on Policies issued in New York. The current amount of the Contingent Risk Charge is zero, but we may impose a Contingent Risk Charge of up to 0.04167% per month (0.5% per year) at any time, subject to approval by the New York Insurance Department.

                                OPTIONAL BENEFITS

You may add additional benefits to your Policy by purchasing optional Riders. Election of any of these Riders involves an additional cost. The Riders are subject to the restrictions and limitations set forth in the applicable Policy Riders. The following Riders are available under the Policy.

      o     Guaranteed Death Benefit
      o     Additional Protection Benefit Rider
      o     Policy Split Option
      o     Estate Preservation Rider
      o     Term Rider
      o     Continuing Coverage Rider
      o     Enhanced Death Benefit Rider
      o     Automatic Increase Rider

We describe three of the riders below. More information about the other riders is available from your agent and in the Statement of Additional Information.

GUARANTEED DEATH BENEFIT

If you elect the Guaranteed Death Benefit Rider, we will guarantee that the Policy will not lapse, regardless of the Policy's investment performance, either for the entire lifetimes of the Insureds, or until the end of the year that the younger Insured attains Age 80, whichever you elect. To be eligible to elect the guarantee period until the end of the year that the younger Insured attains Age 80, the Issue Age of the younger Insured must be 70 or less. Riders which guarantee that the Policy will not lapse prior to the end of the year that the younger Insured attains Age 80 will have lower Monthly Guarantee Premiums (and therefore lower Cumulative Guarantee Premiums) than Riders which guarantee that the Policy will not lapse for the entire lifetimes of the Insureds.

To keep this Rider in force, you must pay cumulative premiums greater than the Cumulative Guarantee Premium from the Date of Issue. Your Policy will be tested monthly for this qualification, and if not met, a notice will be sent to you, who will have 61 days from the date the notice is mailed to pay a premium sufficient to keep the Rider in force. The premium required will be an amount equal to the Cumulative Guarantee Premium from the Date of Issue, plus two times the Monthly Guarantee Premium, minus the sum of all premiums previously paid. The Rider will be cancelled if a sufficient premium is not paid during that 61-day period. The Rider cannot be reinstated. The amount of the Monthly Guarantee Premium for each Policy electing the Guaranteed Death Benefit Rider will be stated in the Data section of the Policy.

The cost of the Guaranteed Death Benefit Rider is $0.01 per thousand of Face Amount per month. This Rider is available only at issue, and only if at least 50% of the Face Amount consists of Basic Coverage.

If while the Guaranteed Death Benefit Rider is in force, the Accumulated Value of the Policy is not sufficient to cover the Monthly Deductions, Monthly Deductions will be made until the Accumulated Value of the Policy is exhausted, and will thereafter be deferred, and collected at such time as the Policy has positive Accumulated Value. For as long as Cash Surrender Value is zero, failure to have paid the Cumulative Guarantee Premium as of any Monthly Policy Date will cause the Guaranteed Death Benefit Rider to enter a 61 day lapse pending notification period. If a sufficient premium, as set forth above, is not paid during this period, the Rider will be cancelled and if the Cash Surrender Value is still zero, the Policy will enter a Grace Period, and will lapse if the Grace Period expires without a sufficient premium payment.

If you increase the Face Amount of your Policy or change the Death Benefit Option from Option A to Option B, the Rider's guarantee will extend to the increased Face Amount. The Monthly Guarantee Premiums will increase as a result.

If you wish to keep the Rider in force, you must limit Withdrawals and Policy loans to the excess of premiums paid over the sum of Monthly Guarantee Premiums in effect since the Date of Issue. If you take a larger Policy loan or Withdrawal, the Guaranteed Death Benefit Rider will enter a 61-day lapse-pending notification period, and will be cancelled if a sufficient premium is not paid.

THE GUARANTEED DEATH BENEFIT RIDER IS NOT AVAILABLE IN TEXAS OR MASSACHUSETTS. THE LIFETIME GUARANTEE PERIOD IS NOT AVAILABLE IN NEW YORK. THE GUARANTEE PERIOD THROUGH AGE 80 IS NOT AVAILABLE IN PENNSYLVANIA.

ADDITIONAL PROTECTION BENEFIT

The Additional Protection Benefit Rider may be used to provide a higher Face Amount by adding Additional Coverage to the Policy. This Rider is available at issue, or after issue by submitting an application to us with evidence satisfactory to us of insurability of both Insureds. Additional Coverage must be in an amount of at least $50,000, and cannot exceed three times the Basic Coverage.

Adding to the Face Amount of the Policy through the Additional Protection Benefit Rider can offer a cost savings over adding to the Face Amount by increasing the Basic Coverage. Specifically, there is no Target Premium, no Surrender Charge, and no per $1000 Monthly Administrative Charge associated with Additional Coverage. The cost of the Rider is that a Cost of Insurance Charge is included in the Monthly Deductions for the Additional Coverage - the guaranteed cost of insurance rate applicable to the Additional Coverage will generally be higher than the rate applicable to Basic Coverage, but current cost of insurance rates may be either higher or lower for the Additional Coverage than for the Basic Coverage.

THE ADDITIONAL PROTECTION BENEFIT RIDER IS NOT AVAILABLE IN NEW YORK.

AUTOMATIC INCREASE RIDER

The Automatic Increase Rider will provide for regular increases in Face Amount. You may elect that such increases be effected annually in amounts equal to either of 5% or 10% of the sum of the Face Amount of the Policy at issue, plus all previous increases resulting from this Rider. You may also elect annual increases of a level amount equal to your planned periodic premiums for the Policy. In either case, the maximum increase that can be effected by means of the Automatic Increase Rider is 100% of the Face Amount of the Policy at issue.

Increases in Face Amount effected by means of the Automatic Increase Rider will be similar to Additional Coverage in that there will be no Target Premium, no Surrender Charge and no per $1000 Monthly Administrative Charge associated with these increases.

The cost of the Rider is that the Cost of Insurance Charge for the Policy will include amounts for the increase segments as they become effective. The cost of insurance rates will be the same as the rates we apply to Basic Coverage at issue. Guaranteed cost of insurance rates that will be applied to increases effected through this Rider will be set forth in the Rider.

An Automatic Increase Rider terminates:

      (a)   at your request
      (b)   when the younger insured reaches Attained Age 81
      (c)   when the maximum total increase is reached
      (d)   on the death of the first to die of the Insureds, or
      (e)   when a requested decrease in Face Amount becomes effective.

Termination of the Rider does not cancel previously added increases.

This Rider is available only at issue, only if the younger Insured's Issue Age is at least 20 and less than 71, and only if neither Insured has a substandard rating in excess of 250%.

                        FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied to survivorship life Policies is limited. In the absence of such guidance there is some uncertainty as to whether a survivorship life Policy will qualify as a life insurance contract for Federal tax purposes, particularly if you pay the full amount of premiums permitted under the Policy. Nevertheless, National Life believes it reasonable to conclude that a Policy generally should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, National Life may take appropriate steps to bring the policy into compliance with such requirements and National Life reserves the right to modify the policy as necessary in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is little guidance in this area and published guidance does not address certain aspects of the policies, National Life believes that the owner of a policy should not be treated as the owner of the underlying assets. The Company reserves the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying Separate Account assets. While National Life believes that the policy does not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the policy as necessary to prevent the Policy Owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. National Life believes that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

Depending on the circumstances, the exchange of a Policy, an increase or decrease of a Policy's Face Amount, a change in the Policy's Death Benefit Option (i.e., a change from Death Benefit Option A to Death Benefit Option B or vice versa), a Policy loan, a Withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have Federal income tax consequences. A tax advisor should be consulted before effecting any of these policy changes.


Generally, you will not be deemed to be in constructive receipt of the Account Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend upon whether the Policy is classified as a "Modified Endowment Contract". Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.


MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts" ("MECs"), with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy at any time, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a policy transaction will cause the Policy to be classified as a MEC.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

      (1) All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

      (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the Policy Year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not classified as a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred Policy loans is less clear and a tax adviser should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

POLICY LOANS. In general, interest paid on any loan under a Policy will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by National Life (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.


LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.


CONTINUATION BEYOND AGE 100. The tax consequences of continuing the Policy beyond the younger Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the younger Insured's 100th year.

POLICY SPLIT OPTION. The policy split option permits a policy to be split into two single life insurance policies. It is not clear whether exercising the policy split option will be treated as a taxable transaction or whether the individual policies would be classified as modified endowment contracts. A tax advisor should be consulted before exercising the policy split option.

OTHER TAX CONSIDERATIONS. The Policy can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued guidance regarding split dollar insurance. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death. The Policy would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2005, the maximum estate tax rate is 47% and the estate tax exemption is $1,500,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.


SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.


ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

POSSIBLE CHARGES FOR NATIONAL LIFE'S TAXES

At the present time, National Life makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes and the DAC tax) that may be attributable to the Subaccounts or to the policies. National Life reserves the right to charge the Subaccounts for any future taxes or economic burden National Life may incur.

                                  LEGAL MATTERS

The Variable Account is not a party to any litigation. There are no material legal proceedings involving National Life which are likely to have a material adverse effect upon the Variable Account or upon the ability of National Life to meet its obligations under the Policies. ESI is not engaged in any litigation of any material nature. National Life, like other life insurance companies, is involved in lawsuits, including class action lawsuits. Although we cannot predict the outcome of any litigation with certainty, National Life believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on it or the Variable Account.

                          DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with Equity Services, Inc. ("ESI") to act as principal underwriter and for the distribution and sale of the Policies. ESI is affiliated with us. ESI sells the Policies through its sales representatives. ESI has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their sales representatives. ESI is registered as a broker-dealer under the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

ESI's representatives who sell the Policy are registered with the NASD and with the states in which they do business. More information about ESI and its sales representatives is available at HTTP://WWW.NASDR.COM or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

National Life has received approval to sell the Policies in the District of Columbia and all states except Montana and North Dakota. The Policies are offered and sold only in those states where their sale is lawful.


Agents who are ESI registered representatives are compensated for sales of the Policies on a commission and service fee basis and with other forms of compensation. During the first Policy Year, agent commissions will not be more than 50% of the premiums paid up to the Target Premium (which is a function of Basic Coverage, and is shown in Appendix B to this Prospectus) and 2% of the premiums paid in excess of that amount. For Policy Years 2 through 10, the agent commissions will not be more than 4% of the premiums paid up to the Target Premium, and 2% of premiums paid in excess of that amount. For Policy Year 11 and thereafter, agent commissions will be 1.5% of all premiums paid. For premiums received in the year following an increase in Basic Coverage and attributable to the increase, agent commissions will not be more than 48.5% up to the Target Premium for the increase. Agents may also receive expense allowances, and will also receive service fees, starting in Policy year 5, of 0.15% of unloaned Accumulated Value. Full time agents of National Life who achieve specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards. National Life general agents also receive compensation on Policies sold through ESI registered representatives. National Life general agents may also receive fees from ESI relating to sales of the Policies by broker-dealers other than ESI, where the selling registered representative has a relationship with such general agent's National Life agency; such compensation may be as much as 14% of the first year premium up to the target amount.

Most retail broker-dealers other than ESI will receive gross concessions during the first Policy Year of 85% of the premiums paid up to the Target Premium, and 4% of the premiums paid in excess of that amount. In the case of a few retail dealers, ESI has negotiated higher dealer concessions of 90% of first year premiums up to the target amount. For Policy Years 2 through 10, the gross dealer concession will not be more than 4% of the premiums paid. For Policy Year 11 and thereafter, the gross dealer concession will be 1.5% of all premiums paid. For premiums received in the year following an increase in Basic Coverage and attributable to the increase, the gross dealer concession will not be more than 50% up to the Target Premium for the increase. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. You may ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

National Life may provide loans to unaffiliated distribution firms to finance business development, and may then provide further loans or may forgive outstanding loans based on specified business criteria, including sales of variable and fixed life insurance and annuity products, and measures of business quality. Any further loans or forgiveness of outstanding loans based on sales of variable insurance or annuity products are provided through the distribution firm's registered broker-dealer.


Additional amounts may be paid and expenses may be reimbursed based on various factors.

From time to time we may offer specific sales incentives to selling dealers and registered representatives. These incentives may take the form of cash bonuses for reaching certain sales levels or for attaining a high ranking among registered representatives based on sales levels. These incentive programs may also include sales of National Life's or their affiliates' other products. To the extent, if any, that such bonuses are attributable to the sale of variable products, including the Policies, such bonuses will be paid through the agent's broker-dealer.

Commissions and other incentives or payments described above are not charged directly to Policy owners or to the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

The Franklin Templeton, Scudder and T. Rowe Price Funds offered in the Contracts, and the Fasciano Portfolio of Neuberger Berman Advisers Management Trust, make payments to ESI under their distribution plans in consideration of services provided and expenses incurred by ESI in distributing shares of these Funds. In each case these payments amount to 0.25% of Variable Account assets invested in the particular Fund.

See "Distribution of the Policies" in the Statement of Additional Information for more information about compensation paid for the sale of the Policies.

                             OTHER POLICY PROVISIONS

INCONTESTABILITY. The Policy will be incontestable after it has been in force during both Insured's lifetimes for two years from the Date of Issue (or such other date as required by state law). Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during both Insureds' lifetimes for two years from its effective date.

Before such times, however, we may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

MISSTATEMENT OF AGE AND SEX. If the age or sex of either of the two Insureds at the Date of Issue has been misstated in the application, we will adjust the Accumulated Value of the Policy to be the amount that it would have been had the Cost of Insurance Charges deducted been based on the correct age and sex, or as otherwise required by state law. The adjustment will take place on the Monthly Policy Date on or after the date on which we have proof to our satisfaction of the misstatement. If both of the Insureds have died, we will adjust the Accumulated Value as of the last Monthly Policy Date prior to the last to die of the Insureds' death; however, if the Accumulated Value is insufficient for that adjustment, the amount of the Unadjusted Death Benefit will also be adjusted.

                              FINANCIAL STATEMENTS

The financial statements of National Life and of the relevant subaccounts of the Variable Account are included in the Statement of Additional Information. The financial statements of National Life should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.

                                    GLOSSARY

ACCUMULATED VALUE                       The sum of the Policy's values in the
                                        Variable Account and the Fixed Account.

ADDITIONAL COVERAGE                     One of the two types of coverage of
                                        which the Face Amount is comprised,
                                        which is provided by the Additional
                                        Protection Benefit Rider; the other type of coverage is Basic Coverage.

ADDITIONAL PROTECTION BENEFIT RIDER     A benefit that may be included in the
                                        Policy at your option, which provides
                                        Additional Coverage.

ATTAINED AGE                            The Issue Age of the Insured plus the
                                        number of full Policy Years which have
                                        passed since the Date of Issue.

BASIC COVERAGE                          One of the two types of coverage of
                                        which the Face Amount is comprised; the
                                        other type is Additional Coverage,
                                        provided by the Additional Protection
                                        Benefit Rider.

BENEFICIARY                             The person(s) or entity(ies) designated
                                        to receive all or some of the Death
                                        Benefit on the death of the last to die
                                        of the two Insureds. You designate the
                                        Beneficiary in the application. If you
                                        subsequently change Beneficiaries, then
                                        the Beneficiary is as shown in the
                                        latest change filed with us. The
                                        interest of any Beneficiary who dies
                                        before the last to die of the two
                                        Insureds shall vest in you unless
                                        otherwise stated.

CASH SURRENDER VALUE                    The Accumulated Value minus any
                                        applicable Surrender Charge, and minus
                                        any outstanding Policy loans and accrued interest on such loans.

COLLATERAL                              The portion of the Accumulated Value in
                                        the Fixed Account which secures the
                                        amount of any Policy loan.

CODE                                    The Internal Revenue Code of 1986, as
                                        amended.

CUMULATIVE GUARANTEE PREMIUM            The sum of the Monthly Guarantee
                                        Premiums in effect on each Monthly
                                        Policy Date since the Date of Issue
                                        (including the current month), plus all
                                        Withdrawals and outstanding Policy loans and accrued interest.

CUMULATIVE MINIMUM MONTHLY PREMIUM      The sum of the Minimum Monthly Premiums
                                        in effect on each Monthly Policy Date
                                        since the Date of Issue (including the
                                        current month), plus all Withdrawals and outstanding Policy loans and accrued interest.

DAC TAX A tax attributable to Specified Policy Acquisition Expenses under Section 848 of the Code.

DATE OF ISSUE                           The date on which the Policy is issued,
                                        which is set forth in the Policy. It is
                                        used to determine Policy Years, Policy
                                        Months and Monthly Policy Dates, as well as to measure suicide and contestable periods.

DEATH BENEFIT                           The Policy's Unadjusted Death Benefit,
                                        plus any relevant additional benefits
                                        provided by a supplementary benefit
                                        Rider, less any outstanding Policy loan
                                        and accrued interest, and less any
                                        unpaid Monthly Deductions.

DURATION The number of full years the insurance has been in force; for the Initial Face Amount, measured from the Date of Issue; for any increase in Face Amount, measured from the effective date of such increase.

FACE AMOUNT                             The Initial Face Amount plus any
                                        increases in Face Amount and minus any
                                        decreases in Face Amount. The Face
                                        Amount is the sum of the Basic Coverage, the Additional Coverage and any increases resulting from the Automatic
                                        Increase Rider.

FIXED ACCOUNT                           The account which holds the assets of
                                        National Life which are available to
                                        support its insurance and annuity
                                        obligations.

GRACE PERIOD                            A 61-day period measured from the date
                                        on which we send a notice of pending
                                        lapse, during which the Policy will not
                                        lapse and insurance coverage continues.
                                        To prevent lapse, you must during the
                                        Grace Period make a premium payment
                                        equal to the sum of any amount by which
                                        the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began.

GUARANTEED DEATH BENEFIT RIDER          An optional Rider that will guarantee
                                        that the Policy will not lapse, either,
                                        prior to the end of the year that the
                                        younger Insured attains Age 80, or for
                                        the entire lifetimes of the Insureds,
                                        whichever you elect, regardless of
                                        investment performance, if the
                                        Cumulative Guarantee Premium has been
                                        paid as of each Monthly Policy Date.

HOME OFFICE                             National Life's Home Office at National
                                        Life Drive, Montpelier, Vermont 05604.

INITIAL FACE AMOUNT                     The Face Amount of the Policy on the
                                        Date of Issue. The Face Amount may be
                                        increased or decreased after the first
                                        Policy Year.

INSUREDS                                The two persons upon whose lives the
                                        Policy is issued.

ISSUE AGE                               The age of an Insured at his or her
                                        birthday nearest the Date of Issue. The
                                        Issue Ages of the two Insureds are
                                        stated in the Policy.

JOINT AGE                               The age assigned to the Policy, based on
                                        characteristics of the two Insureds,
                                        used in the calculation of the Target
                                        Premium and the Surrender Charge. The
                                        Joint Age is set forth in the Policy,
                                        and is discussed in Appendix B of this
                                        Prospectus.

MINIMUM BASIC COVERAGE AMOUNT           The Minimum Basic Coverage Amount is
                                        $100,000.

MINIMUM INITIAL PREMIUM                 The minimum premium required to issue a
                                        Policy. It is equal to the Minimum
                                        Monthly Premium, or if the Guaranteed
                                        Death Benefit Rider applies to the
                                        Policy, the Monthly Guarantee Premium.

MINIMUM MONTHLY PREMIUM                 The monthly premium which, if paid, will
                                        guarantee that the Policy will stay in
                                        force during the first five Policy
                                        Years. This amount, which includes any
                                        substandard charges and any applicable
                                        Rider charges, is determined separately
                                        for each Policy, based on the requested
                                        Initial Face Amount, and the Issue Ages, sexes and Rate Classes of the two
                                        Insureds. This premium is stated in the
                                        Policy, and will be restated upon
                                        changes in coverage.

MONTHLY ADMINISTRATIVE CHARGE           A charge included in the Monthly
                                        Deduction, which is intended to
                                        reimburse us for ordinary administrative expenses and distribution expenses.

MONTHLY DEDUCTION                       The amount deducted from the Accumulated
                                        Value on each Monthly Policy Date. It
                                        includes the Variable Account Charge,
                                        the Monthly Administrative Charge, the
                                        Cost of Insurance Charge, and the
                                        monthly cost of any benefits provided by Riders.

MONTHLY GUARANTEE PREMIUM               The monthly premium level which will
                                        keep the Guaranteed Death Benefit Rider
                                        in force. If the Guaranteed Death
                                        Benefit Rider applies only until the
                                        younger Insured's Attained Age 81, then
                                        the Monthly Guarantee Premium will be
                                        less than if you elect to have the
                                        Guaranteed Death Benefit Rider apply for the entire lifetimes of the two
                                        Insureds. If the Guaranteed Death
                                        Benefit Rider applies to a Policy, the
                                        Monthly Guarantee Premium will be stated in the Policy.

MONTHLY POLICY DATE                     The day in each calendar month which is
                                        the same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Policy Date would otherwise fall on a date other than a Valuation Day, the Monthly Policy Date will be deemed to be the next Valuation
                                        Day.

NET AMOUNT AT RISK                      The amount by which the Unadjusted Death
                                        Benefit exceeds the Accumulated Value.

NET PREMIUM                             The remainder of a premium after the
                                        deduction of the Premium Expense Charge.

OWNER The person(s) or entity(ies) entitled to exercise the rights granted in the Policy.

PLANNED PERIODIC PREMIUM                The premium amount which you plan to pay
                                        at the frequency selected. You may
                                        request a reminder notice and may change the amount of the Planned Periodic
                                        Premium. You are not required to pay the designated amount.

POLICY ANNIVERSARY                      The same day and month as the Date of
                                        Issue in each later year.

POLICY YEAR                             A year that starts on the Date of Issue
                                        or on a Policy Anniversary.

PREMIUM EXPENSE CHARGE                  A charge deducted from each premium
                                        payment which has two parts: one to
                                        cover the cost of state and local
                                        premium taxes, and the federal DAC Tax,
                                        and the other to cover distribution
                                        expenses incurred in connection with the Policies.

RATE CLASS                              The classification of an Insured for
                                        cost of insurance purposes. The Rate
                                        Classes are: preferred nonsmoker;
                                        nonsmoker; preferred smoker; smoker;
                                        substandard and uninsurable.

RIDERS Optional benefits that you may elect to add to the Policy at an additional cost.

SURRENDER CHARGE                        The amount deducted from the Accumulated
                                        Value of the Policy upon lapse or
                                        surrender during the first 10 Policy
                                        Years or 10 years following an increase
                                        in Basic Coverage. The Surrender Charge
                                        is shown in the Policy and is discussed
                                        in Appendix B to this Prospectus.

TARGET PREMIUM                          The premium used in the determination of
                                        the amount of the Premium Expense
                                        Charge. This amount is shown in each
                                        Policy and is discussed in Appendix B to this Prospectus.

UNADJUSTED DEATH BENEFIT                Under Option A, the greater of the Face
                                        Amount or the applicable percentage of
                                        the Accumulated Value; under Option B,
                                        the greater of the Face Amount plus the
                                        Accumulated Value, or the applicable
                                        percentage of the Accumulated Value. The
                                        Death Benefit Option is selected at time of application but may be later changed.

VALUATION DAY                           Each day that the New York Stock
                                        Exchange is open for business other than the day after Thanksgiving and any day on which trading is restricted by directive of the Securities and Exchange
                                        Commission. Unless otherwise indicated,
                                        whenever under a Policy an event occurs
                                        or a transaction is to be effected on a
                                        day that is not a Valuation Date, it
                                        will be deemed to have occurred on the
                                        next Valuation Date. A Valuation Day
                                        ends at the close of regular trading of
                                        the New York Stock Exchange.

VALUATION PERIOD                        The time between two successive
                                        Valuation Days. Each Valuation Period
                                        includes a Valuation Day and any
                                        non-Valuation Day or consecutive
                                        non-Valuation Days immediately preceding it.

WITHDRAWAL                              A payment made at your request pursuant
                                        to the right in the Policy to withdraw a portion of the Cash Surrender Value of the Policy. The Withdrawal Charge will be deducted from the Withdrawal Amount.

                                   APPENDIX A

  ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES


The following tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy may change with the investment experience of the Variable Account. The tables show how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy issued to two Insureds of given age, sex and Rate Class would vary over time if the investment return on the assets held in each Portfolio of each of the Funds were a UNIFORM, gross, annual rate of 0%, 6% and 12%. These gross rates of return do not include the deduction of the charges and expenses of the underlying Portfolios.

The tables on pages A-2 to A-7 illustrate a Policy issued with the Insureds being a male age 55 and a female age 50, each in the Preferred Nonsmoker Rate Class with a Face Amount of $1,000,000 and Planned Periodic Premiums of $10,000 paid at the beginning of each Policy Year. Both Death Benefit Option A and Death Benefit Option B, are illustrated. The Death Benefits, Accumulated Values and Cash Surrender Values would be lower if either or both of the Insureds were in a nonsmoker, preferred smoker, smoker, substandard or uninsurable class since the cost of insurance charges are higher for these classes. Also, the values would be different from those shown if the gross annual investment returns AVERAGED 0%, 6% and 12% over a period of years, but fluctuated above and below those averages during individual Policy Years. The net annual rate of return shown in the tables is the gross annual rate reduced to reflect the average investment advisory fee and average operating expenses of the Funds before reimbursement and the Variable Account Charge.

The second column of the tables show the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading "Guaranteed" assume that throughout the life of the policy, the monthly Cost of Insurance Charge, the Premium Expense Charge, the Variable Account Charge, and the Monthly Administrative Charge are charged at the maximum level. The columns under the heading "Current" assume that throughout the life of the Policy, the monthly charge for the cost of insurance is based on the current cost of insurance rates and that the Premium Expense Charge, the Variable Account Charge and the Monthly Administrative Charges are assessed at current levels.

The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending upon how premiums are allocated. The total of these asset charges reflected in the Current and Guaranteed illustrations, not including the Variable Account Charge, is 0.96%. This total charge is based on an assumption that you allocate the Policy values equally among the Subaccounts of the Variable Account.

These other asset charges reflect an investment advisory fee of 0.68%, which represents a simple average of the fees incurred by the Portfolios during 2004, 0.07% for 12b-1 fees, which represents the simple average of the 12b-1 fees incurred by the Portfolios in 2004, and expenses of 0.21%, which is based on a simple average of the actual expenses incurred by the Portfolios during 2004. This total is based on the assumption that you allocate the Policy value equally among the Subaccounts of the Variable Account. These asset charges have not been adjusted take into account expense reimbursement arrangements. If the reimbursement arrangements were reflected, the Accumulated Values and Cash Surrender Values of a Policy which allocates Accumulated Value equally among the Subaccounts would be higher than those shown in the following tables. For information on Fund expenses, see the prospectuses for the Funds accompanying this prospectus.

The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Variable Accounts. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the Fixed Account, and no Policy loans are made. The tables are also based on the assumption that you have not requested an increase or decrease in the Face Amount, that no Withdrawals have been made and no transfers have been made in any Policy Year, and that no Riders have been purchased.

Please note: Actual returns will fluctuate over time and likely will be both positive and negative. The actual values under the Policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 12%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the owner pays more than the stated premium.

Illustrated values may vary based on Policy variations required by individual states.

Upon request, we will provide a comparable illustration based upon the proposed Insureds' Ages and Rate Classes, the Death Benefit Option, Face Amount, Planned Periodic Premiums and Riders requested and state of issue.

                                  NATIONAL LIFE
             SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM
                       ADJUSTABLE VARIABLE LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
                DEATH BENEFIT OPTION A    ANNUAL PREMIUM $10,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
           (NET ANNUAL RATE OF RETURN OF -1.76% IN THE FIRST 10 YEARS
              and -1.26% THEREAFTER FOR THE CURRENT ILLUSTRATIONS,
            and -1.86% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS)

           Premiums               Guaranteed                             Current
         Accumulated  ----------------------------------   ----------------------------------
End of       at 5%                    Cash                                 Cash
Policy     Interest   Accumulated   Surrender    Death     Accumulated   Surrender    Death
 Year      Per Year      Value        Value     Benefit       Value        Value     Benefit
 ----      --------      -----        -----     -------       -----        -----     -------
  1         10,500        7,615            0   1,000,000       7,623            0   1,000,000
  2         21,525       14,974        4,974   1,000,000      14,997        4,997   1,000,000
  3         33,101       22,057       12,057   1,000,000      22,103       12,103   1,000,000
  4         45,256       28,843       18,843   1,000,000      28,917       18,917   1,000,000
  5         58,019       35,305       25,305   1,000,000      35,415       25,415   1,000,000

  6         71,420       41,416       33,249   1,000,000      41,566       33,399   1,000,000
  7         85,491       47,142       40,975   1,000,000      47,338       41,171   1,000,000
  8        100,266       52,450       48,283   1,000,000      52,989       48,822   1,000,000
  9        115,779       57,302       55,135   1,000,000      58,523       56,356   1,000,000
  10       132,068       61,649       61,482   1,000,000      63,933       63,766   1,000,000

  11       149,171       65,435       65,435   1,000,000      70,897       70,897   1,000,000
  12       167,130       68,589       68,589   1,000,000      77,725       77,725   1,000,000
  13       185,986       71,019       71,019   1,000,000      84,401       84,401   1,000,000
  14       205,786       72,608       72,608   1,000,000      90,900       90,900   1,000,000
  15       226,575       73,223       73,223   1,000,000      97,202       97,202   1,000,000

  16       248,404       72,715       72,715   1,000,000     103,275      103,275   1,000,000
  17       271,324       70,922       70,922   1,000,000     109,080      109,080   1,000,000
  18       295,390       67,665       67,665   1,000,000     114,569      114,569   1,000,000
  19       320,660       62,755       62,755   1,000,000     119,681      119,681   1,000,000
  20       347,193       55,957       55,957   1,000,000     124,344      124,344   1,000,000

  25       501,135                                           142,790      142,790   1,000,000

  30       697,608                                           130,082      130,082   1,000,000


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
             SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM
                       ADJUSTABLE VARIABLE LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
                DEATH BENEFIT OPTION A    ANNUAL PREMIUM $10,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%

            (NET ANNUAL RATE OF RETURN OF 4.13% IN THE FIRST 10 YEARS
          and 4.66% THEREAFTER FOR THE CURRENT ILLUSTRATIONS, and 4.03%
                 IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS)

           Premiums               Guaranteed                             Current
         Accumulated  ----------------------------------   -----------------------------------
End of       at 5%                    Cash                                 Cash
Policy     Interest   Accumulated   Surrender    Death     Accumulated   Surrender     Death
 Year      Per Year      Value        Value     Benefit       Value        Value      Benefit
 ----      --------      -----        -----     -------       -----        -----      -------
  1          10,500       8,105            0   1,000,000       8,114            0    1,000,000
  2          21,525      16,418        6,418   1,000,000      16,444        6,444    1,000,000
  3          33,101      24,924       14,924   1,000,000      24,977       14,977    1,000,000
  4          45,256      33,602       23,602   1,000,000      33,692       23,692    1,000,000
  5          58,019      42,430       32,430   1,000,000      42,566       32,566    1,000,000

  6          71,420      51,378       43,211   1,000,000      51,573       43,406    1,000,000
  7          85,491      60,415       54,248   1,000,000      60,679       54,512    1,000,000
  8         100,266      69,504       65,337   1,000,000      70,147       65,980    1,000,000
  9         115,779      78,604       76,437   1,000,000      79,995       77,828    1,000,000
  10        132,068      87,664       87,497   1,000,000      90,229       90,062    1,000,000

  11        149,171      96,622       96,622   1,000,000     102,755      102,755    1,000,000
  12        167,130     105,400      105,400   1,000,000     115,824      115,824    1,000,000
  13        185,986     113,897      113,897   1,000,000     129,450      129,450    1,000,000
  14        205,786     121,985      121,985   1,000,000     143,634      143,634    1,000,000
  15        226,575     129,516      129,516   1,000,000     158,381      158,381    1,000,000

  16        248,404     136,325      136,325   1,000,000     173,690      173,690    1,000,000
  17        271,324     142,227      142,227   1,000,000     189,554      189,554    1,000,000
  18        295,390     147,018      147,018   1,000,000     205,958      205,958    1,000,000
  19        320,660     150,479      150,479   1,000,000     222,875      222,875    1,000,000
  20        347,193     152,337      152,337   1,000,000     240,271      240,271    1,000,000

  25        501,135     122,267      122,267   1,000,000     337,774      337,774    1,000,000

  30        697,608                                          438,621      438,621    1,000,000


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
             SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM
                       ADJUSTABLE VARIABLE LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
                DEATH BENEFIT OPTION A    ANNUAL PREMIUM $10,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
           (NET ANNUAL RATE OF RETURN OF 10.03% IN THE FIRST 10 YEARS
              and 10.59% THEREAFTER FOR THE CURRENT ILLUSTRATIONS,
            and 9.92% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS)

           Premiums               Guaranteed                             Current
         Accumulated  ----------------------------------   -----------------------------------
End of       at 5%                    Cash                                 Cash
Policy     Interest   Accumulated   Surrender    Death     Accumulated   Surrender     Death
 Year      Per Year      Value        Value     Benefit       Value        Value      Benefit
 ----      --------      -----        -----     -------       -----        -----      -------
  1          10,500       8,595            0   1,000,000       8,604            0    1,000,000
  2          21,525      17,921        7,921   1,000,000      17,950        7,950    1,000,000
  3          33,101      28,027       18,027   1,000,000      28,087       18,087    1,000,000
  4          45,256      38,960       28,960   1,000,000      39,066       29,066    1,000,000
  5          58,019      50,775       40,775   1,000,000      50,943       40,943    1,000,000

  6          71,420      63,524       55,357   1,000,000      63,775       55,608    1,000,000
  7          85,491      77,267       71,100   1,000,000      77,621       71,454    1,000,000
  8         100,266      92,066       87,899   1,000,000      92,849       88,682    1,000,000
  9         115,779     107,988      105,821   1,000,000     109,602      107,435    1,000,000
  10        132,068     125,103      124,936   1,000,000     128,026      127,859    1,000,000

  11        149,171     143,480      143,480   1,000,000     150,469      150,469    1,000,000
  12        167,130     163,189      163,189   1,000,000     175,268      175,268    1,000,000
  13        185,986     184,295      184,295   1,000,000     202,664      202,664    1,000,000
  14        205,786     206,853      206,853   1,000,000     232,913      232,913    1,000,000
  15        226,575     230,927      230,927   1,000,000     266,311      266,311    1,000,000

  16        248,404     256,592      256,592   1,000,000     303,178      303,178    1,000,000
  17        271,324     283,938      283,938   1,000,000     343,867      343,867    1,000,000
  18        295,390     313,081      313,081   1,000,000     388,771      388,771    1,000,000
  19        320,660     344,176      344,176   1,000,000     438,330      438,330    1,000,000
  20        347,193     377,395      377,395   1,000,000     493,038      493,038    1,000,000

  25        501,135     584,138      584,138   1,000,000     869,777      869,777    1,000,000

  30        697,608     914,003      914,003   1,000,000   1,497,168    1,497,168    1,572,026


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
             SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM
                       ADJUSTABLE VARIABLE LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
                DEATH BENEFIT OPTION B    ANNUAL PREMIUM $10,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
           (NET ANNUAL RATE OF RETURN OF -1.76% IN THE FIRST 10 YEARS
              and -1.26% THEREAFTER FOR THE CURRENT ILLUSTRATIONS,
            and -1.86% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS)

           Premiums               Guaranteed                             Current
         Accumulated  ----------------------------------   -----------------------------------
End of       at 5%                    Cash                                 Cash
Policy     Interest   Accumulated   Surrender    Death     Accumulated   Surrender     Death
 Year      Per Year      Value        Value     Benefit       Value        Value      Benefit
 ----      --------      -----        -----     -------       -----        -----      -------
   1         10,500       7,615            0   1,007,615       7,623            0    1,007,623
   2         21,525      14,971        4,971   1,014,971      14,994        4,994    1,014,994
   3         33,101      22,047       12,047   1,022,047      22,093       12,093    1,022,093
   4         45,256      28,818       18,818   1,028,818      28,893       18,893    1,028,893
   5         58,019      35,255       25,255   1,035,255      35,365       25,365    1,035,365

   6         71,420      41,326       33,159   1,041,326      41,476       33,309    1,041,476
   7         85,491      46,995       40,828   1,046,995      47,190       41,023    1,047,190
   8        100,266      52,220       48,053   1,052,220      52,774       48,607    1,052,774
   9        115,779      56,959       54,792   1,056,959      58,234       56,067    1,058,234
   10       132,068      61,157       60,990   1,061,157      63,562       63,395    1,063,562

   11       149,171      64,752       64,752   1,064,752      70,430       70,430    1,070,430
   12       167,130      67,664       67,664   1,067,664      77,149       77,149    1,077,149
   13       185,986      69,792       69,792   1,069,792      83,702       83,702    1,083,702
   14       205,786      71,009       71,009   1,071,009      90,057       90,057    1,090,057
   15       226,575      71,172       71,172   1,071,172      96,193       96,193    1,096,193

   16       248,404      70,128       70,128   1,070,128     102,072      102,072    1,102,072
   17       271,324      67,708       67,708   1,067,708     107,648      107,648    1,107,648
   18       295,390      63,741       63,741   1,063,741     112,866      112,866    1,112,866
   19       320,660      58,049       58,049   1,058,049     117,652      117,652    1,117,652
   20       347,193      50,421       50,421   1,050,421     121,921      121,921    1,121,921

   25       501,135                                          137,532      137,532    1,137,532

   30       697,608                                          117,032      117,032    1,117,032


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
             SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM
                       ADJUSTABLE VARIABLE LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
                  DEATH BENEFIT OPTION B ANNUAL PREMIUM $10,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
            (NET ANNUAL RATE OF RETURN OF 4.13% IN THE FIRST 10 YEARS
               and 4.66% THEREAFTER FOR THE CURRENT ILLUSTRATIONS,
            and 4.03% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS)

           Premiums               Guaranteed                             Current
         Accumulated  ----------------------------------   -----------------------------------
End of       at 5%                    Cash                                 Cash
Policy     Interest   Accumulated   Surrender    Death     Accumulated   Surrender     Death
 Year      Per Year      Value        Value     Benefit       Value        Value      Benefit
 ----      --------      -----        -----     -------       -----        -----      -------
   1         10,500       8,104            0   1,008,104       8,113            0    1,008,113
   2         21,525      16,415        6,415   1,016,415      16,441        6,441    1,016,441
   3         33,101      24,912       14,912   1,024,912      24,965       14,965    1,024,965
   4         45,256      33,573       23,573   1,033,573      33,663       23,663    1,033,663
   5         58,019      42,369       32,369   1,042,369      42,505       32,505    1,042,505

   6         71,420      51,265       43,098   1,051,265      51,459       43,292    1,051,459
   7         85,491      60,220       54,053   1,060,220      60,484       54,317    1,060,484
   8        100,266      69,189       65,022   1,069,189      69,853       65,686    1,069,853
   9        115,779      78,117       75,950   1,078,117      79,582       77,415    1,079,582
   10       132,068      86,940       86,773   1,086,940      89,677       89,510    1,089,677

   11       149,171      95,575       95,575   1,095,575     102,032      102,032    1,102,032
   12       167,130     103,924      103,924   1,103,924     114,898      114,898    1,114,898
   13       185,986     111,857      111,857   1,111,857     128,280      128,280    1,128,280
   14       205,786     119,210      119,210   1,119,210     142,168      142,168    1,142,168
   15       226,575     125,797      125,797   1,125,797     156,561      156,561    1,156,561

   16       248,404     131,406      131,406   1,131,406     171,439      171,439    1,171,439
   17       271,324     135,805      135,805   1,135,805     186,777      186,777    1,186,777
   18       295,390     138,737      138,737   1,138,737     202,532      202,532    1,202,532
   19       320,660     139,933      139,933   1,139,933     218,646      218,646    1,218,646
   20       347,193     139,072      139,072   1,139,072     235,040      235,040    1,235,040

   25       501,135      87,408       87,408   1,087,408     324,061      324,061    1,324,061

   30       697,608                                          395,918      395,918    1,395,918


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
             SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM
                       ADJUSTABLE VARIABLE LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
                  DEATH BENEFIT OPTION B ANNUAL PREMIUM $10,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
           (NET ANNUAL RATE OF RETURN OF 10.03% IN THE FIRST 10 YEARS
              and 10.59% THEREAFTER FOR THE CURRENT ILLUSTRATIONS,
            and 9.92% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS)

           Premiums               Guaranteed                             Current
         Accumulated  ----------------------------------   -----------------------------------
End of       at 5%                    Cash                                 Cash
Policy     Interest   Accumulated   Surrender    Death     Accumulated   Surrender     Death
 Year      Per Year      Value        Value     Benefit       Value        Value      Benefit
 ----      --------      -----        -----     -------       -----        -----      -------
   1         10,500       8,595            0   1,008,595       8,604            0    1,008,604
   2         21,525      17,918        7,918   1,017,918      17,946        7,946    1,017,946
   3         33,101      28,014       18,014   1,028,014      28,074       18,074    1,028,074
   4         45,256      38,926       28,926   1,038,926      39,032       29,032    1,039,032
   5         58,019      50,701       40,701   1,050,701      50,869       40,869    1,050,869

   6         71,420      63,382       55,215   1,063,382      63,631       55,464    1,063,631
   7         85,491      77,013       70,846   1,077,013      77,365       71,198    1,077,365
   8        100,266      91,638       87,471   1,091,638      92,448       88,281    1,092,448
   9        115,779     107,300      105,133   1,107,300     109,015      106,848    1,109,015
   10       132,068     124,037      123,870   1,124,037     127,208      127,041    1,127,208

   11       149,171     141,876      141,876   1,141,876     149,353      149,353    1,149,353
   12       167,130     160,831      160,831   1,160,831     173,776      173,776    1,173,776
   13       185,986     180,894      180,894   1,180,894     200,700      200,700    1,200,700
   14       205,786     202,020      202,020   1,202,020     230,354      230,354    1,230,354
   15       226,575     224,150      224,150   1,224,150     263,000      263,000    1,263,000

   16       248,404     247,196      247,196   1,247,196     298,914      298,914    1,298,914
   17       271,324     271,050      271,050   1,271,050     338,389      338,389    1,338,389
   18       295,390     295,580      295,580   1,295,580     381,738      381,738    1,381,738
   19       320,660     320,638      320,638   1,320,638     429,291      429,291    1,429,291
   20       347,193     346,015      346,015   1,346,015     481,395      481,395    1,481,395

   25       501,135     464,318      464,318   1,464,318     832,001      832,001    1,832,001

   30       697,608     501,628      501,628   1,501,628   1,366,709    1,366,709    2,366,709


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                   APPENDIX B

                              JOINT AGE CALCULATION

To calculate Joint Age, the two insureds ages are converted to adjusted ages, the difference in the adjusted ages is converted to an add-on, and the add-on is added to the adjusted age of the younger insured.

Step 1: Sex Adjustment

        Make the following adjustment to each insured's age based on sex:

            Male:              Subtract 0
            Female:            Subtract 5

Step 2: Tobacco Adjustment

        Take the results from Step 1 and make the following adjustment to each insured's age based on tobacco use:

            Male Tobacco:      Add 3
            Female Tobacco:    Add 2

Step 3: Substandard Rating Adjustment:

        Take the results from Step 2 and make the following adjustment to each insured's age based on substandard rating table:

            Table A  (125%)    Add 2           Table F  (250%)    Add 12
            Table B  (150%)    Add 4           Table H  (300%)    Add 14
            Table C  (175%)    Add 6           Table J  (350%)    Add 15
            Table D  (200%)    Add 8           Table L  (400%)    Add 16
            Table E  (225%)    Add 10          Table P  (500%)    Add 19

        If the adjusted age exceeds 100, then cap the adjusted age at 100.

Step 4: Uninsurables:

        An adjusted age of 100 will be used for all uninsurables.

Step 5: Age Add-on:

        Take the difference of the adjusted ages and determine the add-on from the following table:

        0               0
        1-2             1
        3-4             2
        5-6             3
        7-9             4
        10-12           5
        13-15           6
        16-18           7
        19-23           8
        24-28           9
        29-34           10
        35-39           11
        40-44           12
        45-47           13
        48-50           14
        51-53           15
        54-56           16
        57-60           17
        61-64           18
        65-69           19
        70-75           20
        76-85           21

Step 6: Joint Age:

        Add the add-on from Step 5 to the younger adjusted age to get the Joint Age.

                      Target Premiums and Surrender Charges
                   (Annual rates per $1000 of Basic Coverage)

The initial surrender charge is level for the number of years indicated below. Following this level period, the surrender charge decreases linearly by month until it is zero at the beginning of the 11th year. These charges do not apply to Policies issued in New York - see Appendix C for the initial surrender charges that apply to Policies issued in New York.

                     INITIAL     LEVEL                      INITIAL     LEVEL
  JOINT    TARGET   SURRENDER    PERIOD    JOINT  TARGET   SURRENDER    PERIOD
   AGE     PREMIUM    CHARGE   (IN YEARS)   AGE   PREMIUM    CHARGE   (IN YEARS)
   ---     -------    ------   ----------   ---   -------    ------   ----------
15 OR LESS   2.40       2.40        5        53    11.70      11.70       5
16           2.50       2.50        5        54    12.90      12.90       5
17           2.60       2.60        5        55    14.05      14.05       5
18           2.65       2.65        5        56    15.25      15.25       5
19           2.75       2.75        5        57    16.45      16.45       5
20           2.80       2.80        5        58    17.65      17.65       5
21           2.90       2.90        5        59    18.80      18.80       5
22           3.00       3.00        5        60    20.00      20.00       5
23           3.10       3.10        5        61    20.75      20.75       5
24           3.20       3.20        5        62    21.50      21.50       5
25           3.30       3.30        5        63    22.70      22.70       5
26           3.35       3.35        5        64    23.90      23.90       5
27           3.45       3.45        5        65    25.05      25.05       5
28           3.60       3.60        5        66    26.25      26.25       5
29           3.70       3.70        5        67    27.45      27.45       5
30           3.80       3.80        5        68    28.65      28.65       5
31           3.90       3.90        5        69    29.80      29.80       5
32           4.00       4.00        5        70    31.00      31.00       5
33           4.15       4.15        5        71    31.75      31.75       5
34           4.30       4.30        5        72    32.50      32.50       5
35           4.50       4.50        5        73    33.45      33.45       5
36           4.70       4.70        5        74    34.40      34.40       5
37           4.85       4.85        5        75    35.30      35.30       5
38           5.05       5.05        5        76    36.25      36.25       5
39           5.30       5.30        5        77    37.20      37.20       5
40           5.50       5.50        5        78    38.15      38.15       4
41           5.65       5.65        5        79    39.05      39.05       4
42           5.80       5.80        5        80    40.00      40.00       3
43           6.35       6.35        5        81    40.00      41.00       3
44           6.85       6.85        5        82    40.00      42.00       3
45           7.40       7.40        5        83    40.00      43.00       2
46           7.90       7.90        5        84    40.00      44.00       2
47           8.45       8.45        5        85    40.00      45.00       1
48           8.95       8.95        5        86    40.00      46.00       1
49           9.50       9.50        5        87    40.00      47.00       1
50          10.00      10.00        5        88    40.00      48.00       1
51          10.25      10.25        5        89    40.00      49.00       0
52          10.50      10.50        5        90    40.00      50.00       0

                                   APPENDIX C

                      New York Surrender Charge Information

                       SENTINEL ESTATE PROVIDER - NEW YORK
                      Target Premiums and Surrender Charges
                   (Annual rates per $1,000 of Basic Coverage)

The initial surrender charge is level for the number of years indicated below. Following this level period, the surrender charge decreases linearly by month until it is zero at the beginning of the 11th year.

                      Initial    Level                         Initial    Level
           Target    Surrender  Period               Target   Surrender  Period
Joint Age  Premium    Charge    (years)   Joint Age  Premium   Charge    (years)
---------------------------------------   --------------------------------------
Up to 15     2.40       2.40       5         53       11.70     11.70       5
   16        2.50       2.50       5         54       12.90     12.90       5
   17        2.60       2.60       5         55       14.05     14.05       5
   18        2.65       2.65       5         56       15.25     15.25       4
   19        2.75       2.75       5         57       16.45     16.31       4
   20        2.80       2.80       5         58       17.65     16.99       4
   21        2.90       2.90       5         59       18.80     17.36       4
   22        3.00       3.00       5         60       20.00     18.59       3
   23        3.10       3.10       5         61       20.75     19.50       3
   24        3.20       3.20       5         62       21.50     19.99       3
   25        3.30       3.30       5         63       22.70     21.06       3
   26        3.35       3.35       5         64       23.90     21.63       3
   27        3.45       3.45       5         65       25.05     22.89       3
   28        3.60       3.60       5         66       26.25     23.53       3
   29        3.70       3.70       5         67       27.45     24.96       3
   30        3.80       3.80       5         68       28.65     25.66       3
   31        3.90       3.90       5         69       29.80     27.25       3
   32        4.00       4.00       5         70       31.00     28.04       3
   33        4.15       4.15       5         71       31.75     28.84       3
   34        4.30       4.30       5         72       32.50     29.66       3
   35        4.50       4.50       5         73       33.45     31.60       3
   36        4.70       4.70       5         74       34.40     32.54       3
   37        4.85       4.85       5         75       35.30     33.50       3
   38        5.05       5.05       5         76       36.25     34.49       3
   39        5.30       5.30       5         77       37.20     36.80       3
   40        5.50       5.50       5         78       38.15     37.94       3
   41        5.65       5.65       5         79       39.05     39.13       3
   42        5.80       5.80       5         80       40.00     40.37       3
   43        6.35       6.35       5         81       40.00     41.00       3
   44        6.85       6.85       5         82       40.00     42.00       3
   45        7.40       7.40       5         83       40.00     43.00       3
   46        7.90       7.90       5         84       40.00     44.00       3
   47        8.45       8.45       5         85       40.00     45.00       3
   48        8.95       8.95       5         86       40.00     46.00       2
   49        9.50       9.50       5         87       40.00     47.00       2
   50       10.00      10.00       5         88       40.00     48.00       2
   51       10.25      10.25       5         89       40.00     49.00       2
   52       10.50      10.50       5         90       40.00     50.00       2

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

National Life Insurance Company............................................1
National Variable Life Insurance Account...................................1
The Portfolios.............................................................1
Premiums...................................................................1
Distribution of the Policies...............................................1
Contractual Arrangements between National Life and the
      Funds Investment Advisors or Distributor.............................2
Terms of Underlying Fund Participation Agreements..........................3
Underwriting Procedures....................................................4
Increases in Face Amount...................................................5
Other Policy Provisions....................................................5
Optional Benefits..........................................................8
            Policy Split Option............................................8
            Estate Preservation Rider......................................9
            Term Rider.....................................................9
            Continuing Coverage Rider......................................9
Enhanced Death Benefit Rider...............................................10
Automated Fund Transfer Features...........................................10
Policy Reports.............................................................11
Records     ...............................................................12
Legal Matters..............................................................12
Experts....................................................................12
Financial Statements.......................................................12
Financial Statements.......................................................F-1

[OUTSIDE BACK COVER PAGE]

Statement of Additional Information

The Statement of Additional Information contains further information about the Policies and is incorporated by reference (legally considered to be part of this prospectus). A table of contents for the Statement of Additional Information is on the last page of this prospectus. You may request a free copy by writing to National Life Insurance Company, National Life Drive, Montpelier, Vermont 05604 or by calling 1-800-732-8939. Please contact your registered representative or National Life if you have any questions or would like to request other information about the Policies such as personalized illustrations of an Insured's Death Benefit, Cash Surrender Value and Policy Values.

The Statement of Additional Information is also available at National Life's website at www.nationallife.com. Information about the Policy (including the Statement of Additional Information) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.


Investment Company Act of 1940 Registration File No. 811-9044

                         NATIONAL LIFE INSURANCE COMPANY

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

 SENTINEL ESTATE PROVIDER SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                       STATEMENT OF ADDITIONAL INFORMATION

                                   OFFERED BY
                         NATIONAL LIFE INSURANCE COMPANY
                               NATIONAL LIFE DRIVE
                            MONTPELIER, VERMONT 05604

      This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Sentinel Estate Provider Survivorship Variable Universal Life Insurance Policy ("Policy") offered by National Life Insurance Company. You may obtain a copy of the Prospectus dated May 2, 2005 by calling 1-800-732-8939, by writing to National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604, by accessing National Life's website at www.nationallife.com, or by accessing the SEC's website at http://www.sec.gov. Definitions of terms used in the current Prospectus for the Policy are incorporated in this Statement of Additional Information.

                   THIS STATEMENT OF ADDITIONAL INFORMATION IS
                   NOT A PROSPECTUS AND SHOULD BE READ ONLY IN
                CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.

                                Dated May 2, 2005

                                TABLE OF CONTENTS

                                                                            PAGE

National Life Insurance Company............................................1
National Variable Life Insurance Account...................................1
The Portfolios.............................................................1
Premiums...................................................................1
Distribution of the Policies...............................................1
Contractual Arrangements between National Life and the
      Funds Investment Advisors or Distributor.............................2
Terms of Underlying Fund Participation Agreements..........................3
Underwriting Procedures....................................................4
Increases in Face Amount...................................................5
Other Policy Provisions....................................................5
Optional Benefits..........................................................8
            Policy Split Option............................................8
            Estate Preservation Rider......................................9
            Term Rider.....................................................9
            Continuing Coverage Rider......................................9
Enhanced Death Benefit Rider...............................................10
Automated Fund Transfer Features...........................................10
Policy Reports.............................................................11
Records     ...............................................................12
Legal Matters..............................................................12
Experts....................................................................12
Financial Statements.......................................................12
Financial Statements.......................................................F-1

NATIONAL LIFE INSURANCE COMPANY

National Life Insurance Company ("National Life," "we," "our," or "us") is the insurance company that issues the VariTrak variable universal life insurance policy (the "Policy"). National Life is authorized to conduct a life insurance and annuity business in all 50 states and the District of Columbia. It was originally chartered as a mutual life insurance company in 1848. It is now a stock life insurance company. All of its outstanding stock is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. All policyholders of National Life, including all the Owners of the Policies, are voting members of National Life Holding Company.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

National Variable Life Insurance Account (the "Variable Account") was established by National Life on February 1, 1985. It is a separate investment account to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, and qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision of the management or investment practices or policies of the Variable Account by the SEC.


The independent public registered public accounting firm for the Variable Account is PricewaterhouseCoopers LLP. This firm annually performs an audit on the financial statements of the Variable Account, and provides a report to the Board of Directors of National Life. PricewaterhouseCoopers LLP also acts as the independent public accountants for National Life.


THE PORTFOLIOS

The portfolios invested in by the Variable Account are part of mutual funds registered with the SEC as open-end investment companies. You should know that such registration does not involve supervision of the management or investment practices of the portfolios by the SEC.

PREMIUMS

CREDIT TO HOME OFFICE EMPLOYEES. We offer a one time credit to Home Office employees who purchase a Policy, as both Owner and one of the two Insureds. This one time credit will be 50% of the Target Premium on the Policy. The amount of the credit will be added to the initial premium payment you submit. Thus, the credit will be included in premium payments for purposes of calculating and deducting the Premium Tax Charge. If the Policy is surrendered, we will not recapture the credit. The amount of the credit will not be included for purposes of calculating agent compensation for the sale of the Policy.

DISTRIBUTION OF THE POLICIES

Equity Services, Inc. ("ESI") is responsible for distributing the Policies pursuant to a distribution agreement with us. ESI serves as principal underwriter for the Policies. ESI, a Vermont corporation and an indirect wholly owned subsidiary of National Life, is located at National Life Drive, Montpelier, Vermont 05604.

We offer the Policies to the public on a continuous basis through ESI. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

ESI offers the Policies through its sales representatives. ESI has also entered into selling agreements with other broker-dealers for sales of the Policies through their sales representatives. Sales representatives must be licensed as insurance agents and appointed by us.

We pay commissions to ESI for sales of the Policies.

Commissions paid on the Policy, as well as other incentives or payments, are not charged directly to the Policy Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy.

ESI received underwriting commissions in connection with the Policies in the following amounts during the periods indicated:


-------------------------------------------------------------------------------
                                             Aggregate Amount of Commissions
                 Aggregate Amount of      Retained by ESI After Payments to its
                   Commissions Paid           Registered Persons and Other
Fiscal year            to ESI*                       Broker-Dealers
-------------------------------------------------------------------------------
2002                  $561,499                            $ 0
2003                  $282,322                            $ 0
2004                  $818,473                            $ 0
-------------------------------------------------------------------------------


* Includes sales compensation paid to registered persons of ESI.

ESI passes through commissions it receives and does not retain any override as distributor for the Policies.

From time to time National Life, in conjunction with ESI, may conduct special sales programs.


CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND THE FUNDS INVESTMENT ADVISORS OR DISTRIBUTORS

We have entered into or may enter into agreements with Funds pursuant to which the advisor or distributor pays us a fee based upon an annual percentage of the average net asset amount we invest on behalf of the Variable Account and our other separate accounts. These percentages may differ, and we may be paid a greater percentage by some investment advisors or distributors than other advisors or distributors. These agreements reflect administrative services provided by National Life.

National Life receives compensation from the adviser or distributor of the Funds in connection with administration, distribution, or other services provided with respect to the Fund and its availability through the Policy. The amount of this compensation with respect to the Policy during 2004, which is based upon the indicated percentages of assets of each Fund attributable to the Policy, is shown below:


----------------------------------------------------------------------------------------------------------
                                                                             REVENUES RECEIVED BY NATIONAL
                      PORTFOLIOS OF THE                    % OF ASSETS              LIFE DURING 2004
----------------------------------------------------------------------------------------------------------
Alger American Fund                                            0.10%                    $  315
----------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.                     0.20%(1)                 $7,581
----------------------------------------------------------------------------------------------------------
Dreyfus                                                        0.20%                    $   19
----------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Initial Class                                  0.10%(2)                 $8,020
----------------------------------------------------------------------------------------------------------
Franklin Templeton Variable Insurance Products Trust           0.35%(3)                 $  141
----------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds Series I Shares                   0.25%                    $  843
----------------------------------------------------------------------------------------------------------
J.P. Morgan Series Trust II                                    0.20%                    $1,101
----------------------------------------------------------------------------------------------------------
Neuberger Berman Advisers Management Trust                     0.15%(4)                 $  639
----------------------------------------------------------------------------------------------------------
Scudder Variable Series II                                     0.40%(3)                 $1,790
----------------------------------------------------------------------------------------------------------
Strong Variable Insurance Funds, Inc. and Strong               0.20%                    $2,463
Opportunity Fund II
----------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Series, Inc.                              0.25%(5)                 $   76
----------------------------------------------------------------------------------------------------------

      (1)   0.10% on the VP Inflation Protection Portfolio.

      (2)   0.05% with respect to the Index 500 Portfolio.

      (3)   Includes 0.25% payable under the Fund's 12b-1 Plan.

      (4) The Fasciano Portfolio offers only an S-Series class, which has a 0.25% 12b-1 fee which is also paid to ESI.

      (5) The 0.25% payment shown in the table is payable under the Fund's 12b-1 plan. In addition, the Fund's adviser will pay to National Life for administrative services an amount equal to 0.15% of the amount, if any, by which the shares held by National Life separate accounts exceed $25 million.


These arrangements may change from time to time, and may include more Funds in the future.

TERMS OF UNDERLYING FUND PARTICIPATION AGREEMENTS

The participation agreements under which the Funds sell their shares to subaccounts of the Variable Account contain varying termination provisions. In general, each party may terminate at its option with specified advance written notice, and may also terminate in the event of specific regulatory or business developments.

Should an agreement between National Life and a Fund terminate, the subaccounts which invest in that Fund may not be able to purchase additional shares of such Fund. In that event, you will no longer be able to transfer Accumulated Values or allocate Net Premiums to subaccounts investing in Portfolios of such Fund.

Additionally, in certain circumstances, it is possible that a Fund or a Portfolio of a Fund may refuse to sell its shares to a subaccount despite the fact that the participation agreement between the Fund and us has not been terminated. Should a Fund or Portfolio of such Fund decide not to sell its shares to us, we will not be able to honor your requests to allocate cash values or Net Premiums to subaccounts investing in shares of that Fund or Portfolio.

The Funds are available to registered separate accounts of insurance companies, other than National Life, offering variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension or retirement plans qualifying under Section 401 of the Internal Revenue Code. As a result, there is a possibility that a material conflict may arise as a result of such "mixed and shared" investing. That is, it is possible that a material conflict could arise between the interests of Owners with Accumulated Value allocated to the Variable Account and the owners of life insurance policies, variable annuity contracts, or of certain retirement or pension plans issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.

In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. See the individual Fund prospectuses for more information.

UNDERWRITING PROCEDURES

In most cases we will perform an evaluation of a proposed Insured's health and other mortality risk factors before issuing a Policy. This process is often referred to as "underwriting". We will request that a number of questions about the proposed Insured be answered on the application for a Policy, and we may require a telephone conference, certain medical tests, and/or a medical examination. When we have evaluated all the necessary information, we will place each of the two proposed Insureds into one of the following Rate Classes:

-     preferred nonsmoker
-     nonsmoker
-     preferred smoker
-     smoker
-     substandard, and uninsurable.

The uninsurable rate class is not available in New York.

The Rate Class into which an Insured is placed will affect both the guaranteed and the current cost of insurance rates. Smoker and substandard classes reflect higher mortality risks. In an otherwise identical Policy, an Insured in a preferred or standard class will have a lower Cost of Insurance Charge than an Insured in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

We may also issue Policies on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy. Current cost of insurance rates for Policies issued on a guaranteed issue basis may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

-     each Insured's Issue Age
-     each Insured's sex
-     the substandard or uninsurable status of either Insured, if applicable
-     the coverage's Duration
- whether the coverage is Basic Coverage or Additional Coverage (guaranteed rates are higher for Additional Coverage), and
-     the 1980 Commissioners Standard Ordinary Mortality Table.

The actual cost of insurance rates used ("current rates") will depend on:

-     each Insured`s sex
-     each Insured's Rate Class
-     each Insured's Issue Age
-     the coverage's Duration
- whether the coverage is Basic Coverage or Additional Coverage (however, current rates for Additional Coverage may be higher or lower than for Basic Coverage), and
-     our expectation of future mortality experience.

For Policies issued in states which require "unisex" policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will use the 1980 Commissioners Standard Ordinary Mortality Tables NB and SB.

INCREASES IN FACE AMOUNT

You should be aware that if you increase the Face Amount of your Policy, this will generally affect the total Net Amount at Risk. This will normally increase the monthly Cost of Insurance Charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount we use the rate for the Insured's Rate Class on the Date of Issue. For each increase in Face Amount, we use the rate for the Insured's Rate Class at the time of the increase. If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the rate for the Rate Class for the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.

We calculate the Net Amount at Risk separately for the Initial Face Amount and increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

Each increase in Face Amount will begin a new period of Surrender Charges in effect for 15 years from the date of the increase. This additional Surrender Charge is based on the Face Amount of the increase only. We describe this additional Surrender Charge in detail in the "Surrender Charge" section of the prospectus.

OTHER POLICY PROVISIONS

      INDEFINITE POLICY DURATION. The Policy can remain in force indefinitely (in New York, Texas and Maryland, however, the Policy matures at the younger Insured's Attained Age 100, at which time we will pay the Cash Surrender Value to you in one sum unless you have chosen a Payment Option, and the Policy will terminate). However, for a Policy to remain in force after the younger Insured reaches Attained Age 100, if the Face Amount is greater than the Accumulated Value, the Face Amount will automatically be decreased to the current Accumulated Value, and all Accumulated Value is transferred to the Fixed Account. Also, at the younger Insured's Attained Age 100 Option B automatically becomes Option A, and no premium payments are allowed after the younger Insured's Attained Age 100. Loan repayments are allowed, however. Monthly Deductions cease at the younger Insured's Attained Age 100. The tax treatment of a Policy's Accumulated Value after Age 100 is unclear, and you may wish to discuss this treatment with a tax advisor.

      THE CONTRACT. The Policy and the application are the entire contract. Only statements made in the applications can be used to void the Policy or deny a claim. The statements are considered representations and not warranties. Only one of National Life's duly authorized officers or registrars can agree to change or waive any provisions of the Policy, and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

      OWNERSHIP. The Owner is named in the application or thereafter changed. While either of the two Insureds is living, the Owner is entitled to exercise any of the Policy's rights. If the Owner dies before the last to die of the two Insureds, these rights will vest in the estate of the Owner, unless otherwise provided.

      BENEFICIARY. You designate the Beneficiary in the application for the Policy. You may change the Beneficiary during the lifetime of either of the two Insureds by sending us a written notice. The interest of any Beneficiary who dies before the last to die of the two Insureds shall vest in you unless you otherwise provide.

      CHANGE OF OWNER AND BENEFICIARY. As long as the Policy is in force, you may change the Owner or Beneficiary by sending us an acceptable written request. The change will take effect as of the date the request is signed, whether or not the Insureds are living when the request is received by us. We will not be responsible for any payment made or action taken before we receive the written request. A change of Owner may have tax consequences.

      SPLIT DOLLAR ARRANGEMENTS. You may enter into a Split Dollar Arrangement among the Owners or another person or persons under which the payment of premiums and the right to receive the benefits under the Policy (i.e., Cash Surrender Value or Death Benefit) are split between the parties. There are different ways of allocating such rights.

      For example, an employer and employee might agree that under a Policy on the lives of the employee and his or her spouse, the employer will pay the premiums and will have the right to receive the Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Benefit in excess of the Cash Surrender Value. If the employee and his or her spouse both die while such an arrangement is in effect, the employer would receive from the Death Benefit the amount which the employer would have been entitled to receive upon surrender of the Policy and the employee's Beneficiary would receive the balance of the proceeds.

      No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on us unless in writing and received by us. We do not assess any specific charge for Split Dollar Arrangements.


      The IRS has issued new guidance affecting Split Dollar Arrangements. Any parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.


      ASSIGNMENTS. You may assign any and all rights under the Policy. We are not bound by an assignment unless it is in writing and we have received it at our Home Office. We assume no responsibility for determining whether an assignment is valid or the extent of the assignee's interest. All assignments will be subject to any Policy loan. The interest of any Beneficiary or other person will be subordinate to any assignment. A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee. An assignment of the Policy may have tax consequences.

      SUICIDE. If either Insured dies by suicide, while sane or insane, within two years from the Date of Issue of the Policy (except where state law requires a shorter period), or within two years of the effective date of a reinstatement (unless otherwise required by state law), our liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any Withdrawals (since the date of reinstatement, in the case of a suicide within two years of the effective date of a reinstatement), or other reduced amount provided by state law.

      If either Insured dies by suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Unadjusted Death Benefit and for which an application is required, the amount which we will pay with respect to the increase will be the Cost of Insurance Charges previously made for such increase (unless otherwise required by state law).

      DIVIDENDS. The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be paid in cash, or paid in the form required by the applicable state. At the time of the death of the last to die of the two Insureds, the Death Benefit will be increased by dividends payable, if any.

      CORRESPONDENCE. All correspondence to you is deemed to have been sent to you if mailed to you at your last address known to us.

      SETTLEMENT OPTIONS. In lieu of a single sum payment on death or surrender, you may elect to apply the Death Benefit under any one of the fixed-benefit Settlement Options provided in the Policy. The options are described below.

            PAYMENT OF INTEREST ONLY. We will pay interest at a rate of 3.5% per year on the amount of the proceeds retained by us. Upon the earlier of the payee's death or the end of a chosen period, the proceeds retained will be paid to the payee or his or her estate.

            PAYMENTS FOR A STATED TIME. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for the number of years you select.

            PAYMENTS FOR LIFE. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for a guaranteed period and thereafter during the life of a chosen person. Guaranteed payment periods may be elected for 0, 10, 15, or 20 years or for a refund period, at the end of which the total payments will equal the proceeds placed under the option.

            PAYMENTS OF A STATED AMOUNT. We will make equal monthly payments until the proceeds, with interest at 3.5% per year on the unpaid balance, have been paid in full. The total payments in any year must be at least $10 per month for each thousand dollars of proceeds placed under this option.

            LIFE ANNUITY. We will make equal monthly payments in the same manner as in the above Payments for Life option except that the amount of each payment will be the monthly income provided by our then current settlement rates on the date the proceeds become payable. No additional interest will be paid.

            JOINT AND TWO THIRDS ANNUITY. We will make equal monthly payments, based on an interest rate of 3.5% per year, while two chosen persons are both living. When either chosen person dies, we will continue to make two-thirds of the amount of those payments during the life of the survivor. We may require proof of the ages of the chosen persons.

            50% SURVIVOR ANNUITY. We will make equal monthly payments, based on an interest rate of 3.5% per year, during the lifetime of the chosen primary person. When the primary chosen person dies, we will continue to pay 50% of the amount of those payments during the lifetime of the secondary chosen person. We may require proof of the ages of the chosen persons.

We may pay interest in excess of the stated amounts under the first four options listed above, but not the last three. Under the first two, and the fourth options above, the payee has the right to change options or to withdraw all or part of the remaining proceeds. For additional information concerning the payment options, see the Policy.

                                OPTIONAL BENEFITS

      The following optional benefits, which are subject to the restrictions and limitations set forth in the applicable Policy Riders, may be included in a Policy at your option, if the Insureds meet any applicable underwriting requirements. Election of any of these optional benefits may involve an additional cost. Two other optional benefits, the Guaranteed Death Benefit, and the Additional Protection Benefit, are described in the prospectus.

POLICY SPLIT OPTION

      If you elect the Policy Split Option Rider, you will have the right to split the Face Amount and Accumulated Value of a Policy into two single life whole life insurance contracts on the lives of each of the two Insureds, in the event of divorce or a material change in federal estate tax law. The two single life contracts may be any traditional whole life insurance, universal or variable life insurance contract we are then offering. This Rider is available only at issue, only to Insureds legally married to each other, only where both Insureds are not in a substandard Rate Class with a rating in excess of 250% and not uninsurable, and only where neither Insured is older than age 80. We will allow you to exercise the option to split the Policy without evidence of insurability, but only within 180 days of the date of a final divorce decree relating to the Insureds, or within 180 days of the occurrence of either of the following changes in federal estate tax law: (1) an end to the Unlimited Marital Deduction, as defined in the Code; and (2) a reduction of 50% or more of the percentage federal estate tax rate applicable to the estate of the surviving spouse.

      The two new policies will have an issue date of the date of the split, and will be based on the Insureds' ages as of the date of the split. The Rate Classes of each of the Insureds will be the Rate Class for such Insured for the most recently issued coverage segment under the Policy. You may select the face amounts of the new policies, as long as the total of the two face amounts does not exceed the Face Amount of the Policy on the date of the split, and neither of the face amounts on the two new policies exceeds 50% of the Face Amount on the Policy. Increases on the Policy which contain a substandard rating in excess of 250% will not be eligible for the split. If the face amounts of the new policies are not equal, and the Policy is jointly owned, then the consent of all Owners to the split is required. The Accumulated Value, and any Policy loans and accrued interest, will be split in proportion to the Face Amount split, and the total of the accumulated values and any policy loans and accrued interest of the new individual contracts will equal the Accumulated Value of the Policy. There will not be new suicide and incontestability periods for the new individual policies as of the date of the split if they had expired on the Policy prior to the split, but if such periods had not expired, then the remaining time to expiration will be transferred to the new Policies.

      There is no cost for the Policy Split Option Rider, except that a fixed charge of $200 will also be assessed at the time of the split to cover administrative costs. You may cancel the Rider at any time. It will automatically terminate on its exercise, on the date of death of the first of the two Insureds to die, or on the date that the older of the Insureds reaches Attained Age 85. Any other Riders applicable to the Policy will terminate upon exercise of the Policy Split Option.

      The tax consequences associated with the Policy Split Option are unclear. See "Tax Treatment of Policy Benefits, in the prospectus.

      THE POLICY SPLIT OPTION IS NOT AVAILABLE IN PENNSYLVANIA OR NEW YORK.

ESTATE PRESERVATION RIDER

      The Estate Preservation Rider is designed for use in situations in which a Policy is issued outside of an irrevocable life insurance trust but is expected to be transferred into such a trust within a year after the Date of Issue. This Rider provides four years of additional last survivor term coverage on the two Insureds. The goal of the rider is to provide a Death Benefit including this Rider, net of incremental estate taxes owed as a result of the Policy, at least equal to the Death Benefit provided by the Policy not including the Rider. This Rider is available only at issue and only where the Insureds are legally married to each other.

      The cost of the Estate Preservation Rider is a charge for the death benefit coverage included by this Rider, at the same rates that apply to the Additional Coverage. The coverage provided by this Rider will be level, regardless of whether Option A or Option B applies to the Face Amount of the Policy. The amount of coverage will be the initial Face Amount multiplied by a fraction the numerator of which is 0.55 and the denominator of which is 1-0.55, or 0.45. A factor of 0.55 is used in the above formula because the maximum estate tax rate is currently 55%.

      Any decrease in Face Amount during the first four Policy Years will result in a proportionate reduction in the coverage provided by the Estate Preservation Rider.

      The Estate Preservation Rider will terminate on the first Policy Anniversary, if the Owner of the Policy has not become an irrevocable life insurance trust by that time. If the Owner has become an irrevocable life insurance trust by such time, then the Rider will automatically terminate at the end of the fourth Policy Year.

TERM RIDER

      The Term Rider allows you to add individual life term coverage on either or both of the two Insureds. The Term Rider is available at any time, subject to submission of an application with evidence of insurability satisfactory to us, on Insureds with Issue Ages from 20 through 75. The Term Rider coverage is renewable through age 80. The maximum amount of Term Rider coverage for each Insured is 50% of the Face Amount of the Policy. Charges included in the Monthly Deductions will include amounts associated with the individual life term coverage. The cost of insurance rates for the Term Rider will be set forth in the Rider.

      Individual term life insurance coverage addresses different insurance needs than the survivorship life insurance coverage provided by the Face Amount of the Policy. Your determination of the usefulness of the Term Rider should be based on your specific insurance needs. Consult your sales representative for further information.

CONTINUING COVERAGE RIDER

      The Continuing Coverage Rider allows you to extend coverage at the Face Amount of a Policy beyond the younger Insured's Attained Age 100 if the Policy is still in force at that time. This Rider is available only at issue and only if the younger Insured is no older than Attained Age 75.

      On the date that the extension of coverage occurs, the Policy's Accumulated Value will be transferred to the Fixed Account, and no further transfers will be permitted. The Monthly Deductions will be set to zero. No further Premium Payments will be accepted. All other rights and benefits will continue while the Policy is in force.

      The charge is guaranteed never to exceed $3.50 per $1000 per month applied to the Net Amount at Risk. The current charge for the Continuing Coverage Rider is $2.50 per $1000 per month, applied to the Net Amount at Risk. The charge will begin at the younger Insured's Attained Age 90. At the time charges begin for this Rider, Policies with Death Benefit Option B will automatically be changed to Death Benefit Option A.

      The tax consequences associated with continuing a Policy beyond age 100 of the younger Insured are uncertain.

THE CONTINUING COVERAGE RIDER IS NOT AVAILABLE IN TEXAS, MARYLAND OR NEW YORK.

ENHANCED DEATH BENEFIT RIDER

The Enhanced Death Benefit Rider may provide a higher Death Benefit at a targeted age for the younger Insured. You select the target age. The Rider operates by increasing the otherwise applicable specified percentages that are shown in the Policy and which may be applied in determining the Death Benefit, beginning 4 years prior to the targeted Attained Age and ending at Attained Age 99 of the younger Insured, by the following percentages:

Target Age - 4: 4%     Target Age -1: 16%                Attained Age - 97: 12%
Target Age - 3: 8%     Target Age through Age 95: 20%    Attained Age - 98: 8%
Target Age - 2: 12%    Attained Age - 96: 16%            Attained Age - 99: 4%

      The target age must be at least the later of the younger Insured's Attained Age 70 and 15 years after the Date of Issue. The target age cannot be more than Attained Age 95 of the younger Insured. Once you select it, you may not change the target age. You may cancel this Rider at any time, but if you do, you may not reinstate it.

      There is no cost for the Enhanced Death Benefit Rider. However, if the Rider's increases in the specified percentages result in an increase in Death Benefit, the Net Amount at Risk will be higher than if the Rider did not apply, and the Cost of Insurance Charges will be commensurately higher.

      This Rider is available only at issue, and only where the younger Insured's Issue Age is 80 or less.

      THE ENHANCED DEATH BENEFIT RIDER IS NOT AVAILABLE IN TEXAS.

AUTOMATED FUND TRANSFER FEATURES

DOLLAR COST AVERAGING

      You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office.

      If you elect this feature, we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds, each month on the Monthly Policy Date. If you elect Dollar Cost Averaging on your application for the Policy, it will start with the Monthly Policy Date after the date that the reallocation of the Accumulated Value out of the Money Market Subaccount and into the other Subaccounts occurs. If you begin a Dollar Cost Averaging program after the free look period is over, it will start on the next Monthly Policy Date. Dollar Cost Averaging will continue until the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office. You may not use the dollar cost averaging feature to transfer Accumulated Value to the Fixed Account.

      Dollar Cost Averaging allows you to move funds into the various investment types on a more gradual and systematic basis than the frequency on which you pay premiums. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower, and lower numbers of units being purchased when unit prices are higher. This technique will not, however, assure a profit or protect against a loss in declining markets. Moreover, for the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

PORTFOLIO REBALANCING

      You may elect Portfolio Rebalancing at issue by marking the appropriate box on the initial application, or, after issue, by completing a change request form and sending it to the Home Office.

      In Policies utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer will take place which causes the percentages of the current values in each Subaccount to match the current premium allocation percentages, starting with the Monthly Policy Date three, six or twelve months after the Date of Issue, and then on each Monthly Policy Date three, six or twelve months thereafter. Policies electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Policy Date on or next following the date we receive the election at our Home Office, and subsequent rebalancing transfers will occur every three, six or twelve months from that date. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.

      If you change your Policy's premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.

      Portfolio Rebalancing will result in periodic transfers out of Subaccounts that have had relatively favorable investment performance in relation to the other Subaccounts to which a Policy allocates premiums, and into Subaccounts which have had relatively unfavorable investment performance in relation to the other Subaccounts to which the Policy allocates premiums. Portfolio rebalancing does not guarantee a profit or protect against a loss.

POLICY REPORTS

At least once each Policy Year, we will send you a statement describing the status of the Policy, including setting forth:

      o     the Face Amount;
      o     the current Death Benefit;
      o     any Policy loans and accrued interest;
      o     the current Accumulated Value;
      o     the non-loaned Accumulated Value in the Fixed Account;
      o     the amount held as Collateral in the Fixed Account;
      o     the value in each subaccount of the Variable Account;
      o     premiums paid since the last report;
      o     charges deducted since the last report;
      o     any Withdrawals since the last report; and
      o     the current Cash Surrender Value.

We currently plan to send such statements quarterly. In addition, we will send you a statement showing the status of the Policy following the transfer of amounts from one subaccount of a Variable Account to another, the taking out of a loan, a repayment of a loan, a Withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment
Plan).

We will send you a semi-annual report containing the financial statements of each portfolio in which your Policy has Accumulated Value, as required by the 1940 Act.

RECORDS

We will maintain all records relating to the Policy at our Home Office at National Life Drive, Montpelier, Vermont 05604.

LEGAL MATTERS


Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies. Matters of Vermont law pertaining to the Policies, including National Life's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by D. Russell Morgan, Chief Compliance Officer of the Separate Account of National Life.

EXPERTS

The Financial Statements have been included in this Statement of Additional Information, which is part of the of the registration statement in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.


FINANCIAL STATEMENTS

The financial statements of National Life and of the relevant Subaccounts of the Variable Account appear on the following pages. The financial statements of National Life should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.

                         NATIONAL LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                                    * * * * *

                              FINANCIAL STATEMENTS

                                    * * * * *

                           DECEMBER 31, 2004 and 2003

PRICEWATERHOUSECOOPERS [LOGO]

--------------------------------------------------------------------------------
                                                      PRICEWATERHOUSECOOPERS LLP
                                                      125 High Streeet
                                                      Boston, MA 02110
                                                      Telephone (617) 530 5000
                                                      Facsimile (617) 530 5001


                         Report of Independent Auditors


To the Board of Directors and Stockholders of National Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, comprehensive income, changes in equity and of cash flows present fairly, in all material respects, the financial position of National Life Insurance Company and its subsidiaries (National Life) at December 31, 2004 and 2003, and the results of their operations and their cash flows for the three years ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the National Life's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believer that our audits provide a reasonable basis for our opinion.

As discussed in note 17 to the consolidated financial statements, National Life changed its method of accounting for certain non-traditional insurance contracts effective January 1, 2004.


/s/ PRICEWATERHOUSECOOPERS LLP
------------------------------
PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
February 24, 2005

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
DECEMBER 31,
--------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                                   2004           2003
--------------------------------------------------------------------------------------------------------
ASSETS:
  Cash and investments:
    Cash and cash equivalents                                                $    138,900   $    213,494
    Available-for-sale debt securities                                          8,029,427      7,281,266
    Available-for-sale equity securities                                          144,117        156,618
    Trading equity securities                                                      25,308         26,074
    Mortgage loans                                                              1,440,639      1,386,055
    Policy loans                                                                  697,011        721,971
    Real estate investments                                                        34,406         23,536
    Other invested assets                                                         225,362        255,477
--------------------------------------------------------------------------------------------------------
      Total cash and investments                                               10,735,170     10,064,491

  Deferred policy acquisition costs                                               680,755        606,144
  Accrued investment income                                                       120,983        119,292
  Premiums and fees receivable                                                     21,418         23,344
  Deferred income taxes                                                             7,286         27,928
  Amounts recoverable from reinsurers                                              73,292         84,170
  Present value of future profits of insurance acquired                            59,300         62,831
  Property and equipment, net                                                      41,601         44,230
  Federal income tax recoverable                                                    4,828             --
  Other assets                                                                    168,017        161,040
  Separate account assets                                                         779,591        659,604
--------------------------------------------------------------------------------------------------------
    Total assets                                                             $ 12,692,241   $ 11,853,074
========================================================================================================
LIABILITIES:
  Policy liabilities:
    Policy benefit liabilities                                               $  4,525,196   $  4,511,540
    Policyholders' accounts                                                     5,352,824      4,699,978
    Policyholders' deposits                                                        65,119         64,338
    Policy claims payable                                                          39,754         37,677
    Policyholders' dividends                                                      223,245        216,130
--------------------------------------------------------------------------------------------------------
      Total policy liabilities                                                 10,206,138      9,529,663

  Amounts payable to reinsurers                                                    19,909         20,757
  Collateral held on loaned securities                                             21,297         39,835
  Other liabilities and accrued expenses                                          137,743        182,683
  Federal income tax payable                                                           --          3,043
  Pension and other post-retirement benefit obligations                           173,449        181,092
  Debt                                                                             30,000         92,770
  Separate account liabilities                                                    779,591        659,604
--------------------------------------------------------------------------------------------------------
    Total liabilities                                                          11,368,127     10,709,447
--------------------------------------------------------------------------------------------------------
MINORITY INTERESTS IN CONSOLIDATED SUBSIDIARIES                                     5,416          5,283
STOCKHOLDER'S EQUITY:
  Common stock (authorized 2.5 million shares at $1 par value, 2.5 million
    shares issued and outstanding)                                                  2,500          2,500
  Additional paid-in capital                                                      107,123         34,399
  Retained earnings                                                             1,117,352      1,027,683
  Accumulated other comprehensive income                                           91,723         73,762
--------------------------------------------------------------------------------------------------------
    Total stockholder's equity                                                  1,318,698      1,138,344
--------------------------------------------------------------------------------------------------------
    Total liabilities, minority interests in consolidated subsidiaries,
      and stockholder's equity                                               $ 12,692,241   $ 11,853,074
========================================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                              2004            2003            2002
--------------------------------------------------------------------------------------------------------------------
REVENUES:
  Insurance premiums                                                    $    378,093    $    411,226    $    392,053
  Policy and contract charges                                                123,115         103,106          89,087
  Net investment income                                                      677,239         663,471         516,113
  Net realized gain (loss)                                                     5,494          (8,001)        (37,513)
  Change in value of trading equity securities                                 1,134           4,187          (3,669)
  Mutual fund commission and fee income                                       82,864          61,907          53,182
  Other income                                                                18,745          28,629          18,812
--------------------------------------------------------------------------------------------------------------------
    Total revenues                                                         1,286,684       1,264,525       1,028,065
--------------------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES:
  Increase in policy liabilities                                              63,590         168,105         126,161
  Policy benefits                                                            416,125         329,674         339,869
  Policyholders' dividends and dividend obligations                          115,008         126,774         128,062
  Interest credited to policyholder account liabilities                      256,892         244,551         125,467
  Operating expenses                                                         168,735         178,962         163,100
  Interest expense on debt                                                     3,120           5,842           5,848
  Change in sales practice remediation provision                              (2,367)         (2,384)         (5,373)
  Loss on early retirement of debt                                             3,354             405              --
  Policy acquisition expenses and amortization of
    present value future profits, net                                        140,167         127,424         115,747
--------------------------------------------------------------------------------------------------------------------
    Total benefits and expenses                                            1,164,624       1,179,353         998,881
--------------------------------------------------------------------------------------------------------------------
Income before income taxes, minority interests, and cumulative effect        122,060          85,172          29,184
  Income tax expense                                                          30,097           6,801             904
--------------------------------------------------------------------------------------------------------------------
Income before minority interests and cumulative effect                        91,963          78,371          28,280
  Minority interests                                                             944             769           1,927
--------------------------------------------------------------------------------------------------------------------
INCOME BEFORE CUMULATIVE EFFECT                                               91,019          77,602          26,353
  Cumulative effect of accounting change                                      (1,350)             --              --
--------------------------------------------------------------------------------------------------------------------
NET INCOME                                                              $     89,669    $     77,602    $     26,353
====================================================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                  2004            2003            2002
--------------------------------------------------------------------------------------------------------
  Net income                                                $     89,669    $     77,602    $     26,353

OTHER COMPREHENSIVE INCOME:
  Unrealized gain on available-for-sale securities, net           18,573          28,138          51,017
  Change in additional minimum pension liability, net               (612)           (320)        (14,770)
--------------------------------------------------------------------------------------------------------
Total comprehensive income                                  $    107,630    $    105,420    $     62,600
========================================================================================================

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                  2004            2003            2002
--------------------------------------------------------------------------------------------------------
COMMON STOCK:
  Balance at January 1 and December 31                      $      2,500    $      2,500    $      2,500
========================================================================================================
ADDITIONAL PAID-IN CAPITAL:
  Balance at January 1                                      $     34,399    $      5,000    $      5,000
    Capital Contribution                                          72,724          29,399              --
--------------------------------------------------------------------------------------------------------
      Balance at December 31                                $    107,123    $     34,399    $      5,000
========================================================================================================
RETAINED EARNINGS:
  Balance at January 1                                      $  1,027,683    $    950,081    $    933,728
    Net income                                                    89,669          77,602          26,353
    Dividend to Stockholder                                           --              --         (10,000)
--------------------------------------------------------------------------------------------------------
      Balance at December 31                                $  1,117,352    $  1,027,683    $    950,081
========================================================================================================
ACCUMULATED OTHER COMPREHENSIVE INCOME:
  Balance at January 1                                      $     73,762    $     45,944    $      9,697
    Unrealized gain on available-for-sale securities, net         18,573          28,138          51,017
    Change in additional minimum pension liability, net             (612)           (320)        (14,770)
--------------------------------------------------------------------------------------------------------
      Balance at December 31                                $     91,723    $     73,762    $     45,944
========================================================================================================
TOTAL EQUITY:
  Balance at December 31                                    $  1,318,698    $  1,138,344    $  1,003,525
========================================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                                  2004            2003            2002
------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                  $     89,669    $     77,602    $     26,353
Adjustments to reconcile net income to net cash provided by
  operating activities:
    Change in:
      Accrued investment income                                                   (1,691)           (254)          2,025
      Policy acquisition costs                                                   (69,710)        (52,816)        (50,400)
      Policy liabilities                                                          26,561         138,434         119,489
      Amendment of modco reinsurance agreement with UNUM                              --         286,161              --
      Interest credited to policyholder account liabilities                      256,892         244,551         125,467
      Policy and contract charges                                               (123,115)       (103,106)        (89,087)
      Other liabilities                                                           (3,769)          1,859           6,197
    Provision for deferred income taxes                                           11,750          (1,726)        (11,821)
    Net realized investment (gain) loss                                           (5,494)          8,001          37,513
    Net realized options loss (gain)                                              10,090         (68,317)        (47,374)
    Amortization of present value of future profits of insurance acquired          8,356           7,225           9,492
    Depreciation                                                                   2,939           5,698           5,234
    Other                                                                          1,645          49,523          53,658
------------------------------------------------------------------------------------------------------------------------
      Net cash provided by operating activities                                  204,123         592,835         186,746
------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sales, maturities and repayments of investments                3,647,417       3,118,720       2,166,608
  Cost of investments acquired                                                (4,427,074)     (4,088,462)     (2,793,117)
  Acquisition of Sigma                                                                --              --         (14,188)
  Change in policy loans                                                          24,960          15,807          14,364
  Other                                                                          (16,400)        (13,584)           (479)
------------------------------------------------------------------------------------------------------------------------
      Net cash used by investing activities                                     (771,097)       (967,519)       (626,812)
------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' deposits                                                        819,336         665,658         571,688
  Policyholders' withdrawals                                                    (304,239)       (258,273)       (209,776)
  Net change in collateral held on loaned securities                             (18,538)         22,072          (5,788)
  Capital contribution received                                                   72,724          29,399              --
  Dividend to stockholder                                                             --              --         (10,000)
  Issuance of surplus notes                                                           --          30,000              --
  Retirement of debt                                                             (63,199)         (7,000)         (2,426)
  Other                                                                          (13,704)          7,465          (4,041)
------------------------------------------------------------------------------------------------------------------------
      Net cash provided by financing activities                                  492,380         489,321         339,657
------------------------------------------------------------------------------------------------------------------------
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS                             (74,594)        114,637        (100,409)
CASH AND CASH EQUIVALENTS:
  Beginning of year                                                              213,494          98,857         199,266
------------------------------------------------------------------------------------------------------------------------
  End of year                                                               $    138,900    $    213,494    $     98,857
========================================================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Life Insurance Company and its subsidiaries (the Company) offer a broad range of financial products and services, including life insurance, annuities, mutual funds, and investment advisory and administrative services. The Company also maintains an inforce block of disability income insurance contracts. The flagship company of the organization, National Life Insurance Company (National
Life), was chartered in 1848, and is also known by its registered trade name "National Life of Vermont." The Company employs approximately 842 people, primarily concentrated in Montpelier, Vermont and Dallas, Texas. On January 1, 1999, pursuant to a mutual holding company reorganization, National Life converted from a mutual to a stock life insurance company. All of National Life's outstanding shares are currently held by its parent, NLV Financial Corp
(NLVF), which is the wholly -owned subsidiary of National Life Holding Company
(NLHC). NLHC and its subsidiaries are collectively known as the National Life Group. See Note 12 for more information. Concurrent with the conversion to a stock life insurance company, National Life created a closed block of insurance and annuity policies (the Closed Block). See Note 11 for more information.

The insurance operations within the Company develop and distribute individual life insurance and annuity products. The Company markets this diverse product portfolio to small business owners, professionals, and other middle to upper income individuals. The Company provides financial solutions in the form of estate, business succession and retirement planning, deferred compensation and other key executive benefit plans, and asset management. Insurance and annuity products are primarily distributed through 28 general agencies in major metropolitan areas, a system of marketing general agents and independent brokers throughout the United States of America. The Company has in excess of 400,000 policyholders and is licensed to do business in all 50 states and the District of Columbia through its member companies. About 27% of the Company's total collected premiums and deposits are from residents of the states of New York and California.

Through National Life Capital Management, Inc. (NLCAP) and its subsidiaries and affiliates, the Company also distributes and provides investment advisory and administrative services to the Sentinel Group Funds, Inc. The Sentinel Funds' $4.3 billion of net assets represent seventeen mutual funds managed on behalf of about 232,000 individual, corporate, and institutional shareholders worldwide.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP).

The consolidated financial statements of the Company include the accounts of National Life; its wholly-owned insurance company, Life Insurance Company of the Southwest (LSW), NLCAP, and its direct and indirect subsidiaries. All significant intercompany transactions and balances have been eliminated in consolidation. Certain reclassifications have been made to conform prior periods to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amo unts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Available-for-sale debt and equity securities are reported at estimated fair value. Available-for-sale debt and equity securities that experience declines in value are regularly evaluated for other than temporary impairments. Impairment losses for declines in value of fixed maturity investments and equity securities below cost attributable to issuer-specific events are based upon all relevant facts and circumstances for each investment and are recognized as realized losses when deemed to be oth er than temporary. For such securities, realized losses are recorded to reduce amortized cost to fair value. For actively traded securities, fair value is generally quoted market price.

Loan-backed securities are reported at estimated fair value. Prepay ment assumptions used in the calculation of the effective yield are based on available industry sources and information provided by lenders. The retrospective adjustment methodology is used for the valuation of securities, with the amortized cost of the security adjusted in the current period for anticipated changes in future cash flows. Market values for loan -backed securities are based on Merrill Lynch pricing obtained through HUB Data, Inc.

Beneficial interests in securitized financial assets which ex perience changes in expected future cash flows are written down to fair value with the resulting change included in net realized loss.

Trading equity securities are reported at estimated fair value. Realized and unrealized gains and losses on trading equity securities are included in change in value of trading equity securities.

Mortgage loans are reported at amortized cost, less valuation allowances for the excess, if any, of the amortized cost of impaired loans over the estimated fair value of the rela ted collateral. Changes in valuation allowances are included in net realized loss.

Policy loans are reported at their unpaid balance and are fully collateralized by related cash surrender values.

Real estate investments held for investment purposes are r eported at depreciated cost. Real estate acquired in satisfaction of debt is generally held for investment and is transferred to real estate at the lower of cost or estimated fair value. In establishing real estate reserves, the Company considers, among ot her things, the estimated fair value of the real estate compared to depreciated cost. Real estate held for sale is held at the lower of cost or estimated fair value less estimated selling costs.

Options and futures contracts are included in other invested assets and carried at estimated fair value. The estimated fair values of derivatives are based on quoted values. Changes in fair value are reflected in the statements of operations as a component of net investment income.

Investments in partnerships are included in other invested assets and are recorded at the Company's underlying share of the partnership's equity, which approximates fair value. Impairments are recorded in net realized investment gains and losses if future earnings are projected to be less than the carrying value of the investment. Changes in the fair value of limited partnerships are included in change in unrealized gains on available-for-sale securities, net of related deferred income taxes.

Investments in affordable housing tax credit limited partnerships are accounted for using the equity method, and included in other invested assets. These investments are amortized using the effective yield method within net investment income.

Net realized investment gains and losses are recogniz ed using the specific identification method and are reported as net realized gains and losses. Changes in the estimated fair values of available-for-sale debt and equity securities are reflected in other comprehensive income after adjustments for related deferred policy acquisition costs, present value of future profits of insurance acquired, policyholder dividend obligations, and deferred income taxes.

Cash and cash equivalents include highly liquid debt instruments purchased with remaining maturitie s of three months or less.

POLICY ACQUISITION EXPENSES

Commissions and other costs of acquiring business that vary with and are primarily attributable to the production of new business are generally deferred.

Deferred policy acquisition costs for participating life insurance, universal life insurance, and investment-type annuities are amortized in relation to estimated gross margins. Amortization is adjusted retrospectively for actual experience and when estimates of future gross margins are revised. Fu ture gross margins may be revised due to changes in projected investment rates, mortality assumptions, expenses, contract lapses, withdrawals and surrenders. Deferred policy acquisition costs for these products are adjusted for related unrealized gains and losses on available-for-sale debt and equity securities (after deducting any related policyholder dividend obligations) through other comprehensive income, net of related deferred income taxes.

Deferred policy acquisition costs for non-participating term life insurance and disability income insurance are amortized in relation to premium income using assumptions consistent with those used in computing policy benefit liabilities.

Deferred policy acquisition costs assets are regularly evaluated for recovera bility from product margins.

A significant assumption in projecting estimated gross profits for universal life and annuity contracts is the reinvestment interest rate. The Company assumes that the current interest rate environment does not persist, and that new investment interest rates will increase to more typical levels of 7.0% - 7.5% by 2007. If the Company had assumed the continuation of the current interest rate environment and commensurate reductions in estimated gross margins, amortization of deferred policy acquisition costs would have increased by $9.4 million in 2004.

Another significant assumption is the rate of investment return on the assets held in variable product separate accounts. Gross profits for the variable life and variable annuity products in these separate accounts include charges assessed based on separate account asset levels. The Company assumes a rate of investment return (after deduction of fund fees and mortality and expense charges) of 7% in 2005 and 8% thereafter.

During 2003, the Company reviewed estimates of new business acquisition expenses eligible for deferral. As a result of the review, and in consideration of the Company's sales growth, evolution of distribution channels, and overall experience, the Company determined that certain additional expenses should be deferred. These additional expenses include fees paid to general agents for expense reimbursement, agents' benefits, and expenses associated with the Life Event Advantage distribution channel. The Company believes that deferring these additional expenses will provide a better matching of revenues and expenses and will more appropriately reflect the economic benefits of issuing new business. The impact of this change was to increase the deferred policy acquisition costs asset and decrease policy acquisition expenses by $9.2 million in 2003.

Also during 2003, the Company updated its long-term interest rate and investment return assumptions to reflect recent experience and updated expectations, with a resulti ng decrease to 2003 after-tax earnings of $4.4 million.

During 2002, the Company updated policy acquisition expenses assumptions for life insurance mortality to reflect differing expectations for Closed Block contracts and those contracts outside of the Closed Block. This update in assumptions reduced 2002 after tax earnings by $3.9 million. In addition, the Company revised surrender rate assumptions to reflect updated expectations by policy duration, with a resulting increase to 2002 after-tax earnings of $6.1 million.

PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

Present value of future profits of insurance acquired (PVFP) is the actuarially -determined present value of future projected profits from policies in force at the date of their acqui sition, and is amortized in relation to the gross profits of those policies. Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised. The PVFP asset is also adjusted for related unrealized gains and losses on available-for-sale debt and equity securities through other comprehensive income, net of related deferred income taxes. See Note 13 for additional information.

GOODWILL AND OTHER INTANGIBLE ASSETS

The Company adopted Statement of Financial Accounting Standards No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS (FAS 142) effective January 1, 2002. Under FAS 142, other intangible assets having indefinite useful lives and goodwill are not amortized, but instead are tested at least annually for impair ment. Intangible assets with finite useful lives are amortized over those lives.

Total goodwill was $3.5 million at December 31, 2004 and 2003 and was included in other assets. Total other intangible assets at December 31, 2004 and 2003 were $11.8 millio n and were included in other assets. There were no reductions in goodwill or other intangible assets due to impairment during 2004, 2003, or 2002.

PROPERTY AND EQUIPMENT

Property and equipment is reported at depreciated cost. Real property is primarily depreciated over 39.5 years using the straight-line method. Furniture and equipment is depreciated using accelerated depreciation methods over 7 years and 5 years, respectively.

CORPORATE OWNED LIFE INSURANCE (COLI)

The Company holds life insurance contracts on certain members of management and other key individuals. The total cash surrender value of these COLI contracts was $92.8 million and $85.8 million at December 31, 2004 and 2003, respectively, and is included in other assets. At December 31, 2004, and 2003, 76% of the total COLI cash surrender value was held at declared interest, with the remainder held in segregated variable separate account funds.

COLI income includes the net change in cash surrender value and any benefits received. COLI income (loss) was $4.0 million, $10.0 million, and $(1.8) million in 2004, 2003, and 2002, respectively, and is included in other income.

SEPARATE ACCOUNTS

Separate accounts are segregated funds relating to certain variable annuity policies, variable life poli cies, and the Company's pension plans. Separate account assets are primarily common stocks, bonds, mortgage loans, and real estate and are carried at estimated fair value. Separate account liabilities, which reflect separate account policyholders' interests in separate account assets, reflect the actual investment performance of the respective accounts. Minimum guarantees related to separate account policies are included in policy liabilities. Separate account results relating to policyholders' interests are excluded from revenues and expenses.

POLICY LIABILITIES

Policy benefit liabilities for participating life insurance are developed using the net level premium method, with interest and mortality assumptions used in calculating policy cash surrender val ues. Participating life insurance terminal dividend reserves are accrued in relation to gross margins, and are included in policy benefit liabilities.

Policy benefit liabilities for non-participating life insurance, disability income insurance and certain annuities are developed using the net level premium method with assumptions for interest, mortality, morbidity, and voluntary terminations. In addition, disability income policy benefit liabilities include provisions for future claim administration expenses.

Policyholder account liabilities for universal life insurance and non -equity indexed investment-type annuities represent amounts that inure to the benefit of the policyholders before surrender charges. Policyholder account balances for equity indexed annuity liabilities consist of a combination of underlying host contract and embedded derivative values. The underlying host contract is primarily based on policy guarantees and its initial value is determined at the time of premium payment. Thereafter, the host contract liability increases with interest to reach the guaranteed value at projected maturity. The embedded derivative component is based on the fair value of the contract's expected participation in future increases in the S&P 500 Index. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, and the level and limits on contract participation in any future increases in the S&P 500 Index. See Note 3 for additional disclosure on derivatives associated with equity indexed annuities.

The guaranteed minimum interest rates for the Company's fixed interest rate annuities range from 1.5% to 4.5%. In 2003, the Company made application with various states to sell annuity products with a minimum guaranteed rate of 1.5%. As of December 31, 2004, less than 2% of the contracts inforce had a credited rate below 3%. The guaranteed minimum interest rates for the Company's fixed interest rate universal life insurance policies range from 3% to 4.5%. These guaranteed minimum rates are before deduction for any policy administration fees or mortality charges.

Reserves are established, as appropriate, for separate account pro duct guarantees. The most significant of these relates to a guaranteed minimum death benefit on variable annuities equal to the amount of premiums paid less prior withdrawals (regardless of investment performance). In addition, a policyholder less than seventy-six years of age may elect, at issue, to purchase an enhanced death benefit rider, which pays a benefit on death equal to the sum of the highest prior anniversary value and the net of premiums received and funds withdrawn since that date. The average age of policyholders with the enhanced death benefit rider at December 31, 2004 was 56. Coverage from this rider ceases at age eighty. Guaranteed death benefits are reduced dollar-for-dollar for partial withdrawals, which increases the risk profile of t his benefit. Partial withdrawals from policies issued after November 1, 2003, will use the pro-rata method, subject to state approval. Policyholder partial withdrawals to date have not been significant. Separate account product guarantee reserves are calculated as a percentage of collected mortality and expense risk and rider charges, with the current period change in reserves reflected in policyholder benefits. See
Note 17 for additional information.

The Company offers various sales incentives including bonus interest credited at the point of sale, as well as higher interest crediting rates in the first policy year. The Company capitalizes and amortizes these incentives to the extent they are in excess of expected policy benefits and interest credits provided in renewal years. These incentives are amortized based on the underlying gross margins of the products, with amortization adjusted periodically to reflect actual experience. The Company capitalized sales inducement costs of $2.8 million and recorded net amortization of $1.7 million during 2004. Sales inducement assets were $7.5 million at December 31, 2004.

The Company also offers persistency bonuses on certain products, whereby contract holders can receive additional interest credits by maintaining their policy inforce for predetermined durations. These additional interest credits are accrued ratably over the bonus period, and adjusted for actual persistency. The Company accrued sales inducement liabilities of $1.1 million and recorded net reductions of $0.2 million during 2004. Sales inducement liabilities were $4.9 million at December 31, 2004.

POLICYHOLDERS' DIVIDENDS AND DIVIDEND OBLIGATIONS

Policyholders' dividends consist of the pro-rata amount of dividends earned that will be paid or credited at the next policy anniversary and policyholder dividend obligations arising from the Closed Block. Dividends are based on a scale that seeks to reflect the relative contribution of each group of policies to National Life's overall operating results. The dividend scale is approved annually by National Life's Board of Directors. See Note 11 for additional information on dividend obligations within the Closed Block.

POLICYHOLDER DEPOSITS

Policyholder deposits primarily consist of death benefits held in interest-bearing accounts for life insurance contract beneficiaries.

RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

Premiums from traditional life and certain annuities are recognized as revenue when due from the policyholder. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Premiums and surrenders from universal life and inves tment-type annuities are reported as increases and decreases, respectively, in policyholder account liabilities. Revenues for these policies consist of mortality charges, policy administration fees and surrender charges deducted from policyholder account liabilities. Policy benefits charged to expense include benefit claims in excess of related policyholder account liabilities.

Premiums from disability income policies are recognized as revenue over the period to which the premiums relate. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

FEDERAL INCOME TAXES

As in prior years, NLHC will file a consolidated tax return for the tax year ended December 31, 2004. The income tax return will include NLHC and all members within the Company except LSW. LSW will file a separate tax return due to tax regulatory requirements. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

MINORITY INTERESTS

Minority interests represent minority partners' interests in entities within the Company. Minority interests attributable to common stockholders are carried on the equity method. Those attributable to preferred stockholders are carried on the cost method, with dividends paid reflected as minority interests expense within the consolidated financial statements. See Note 10 for additional information on changes in minority interests during 2002. See Note 15 for additional information pertaining to treatment of preferred stock issued in 1998 by an affiliate of NLCAP.

NOTE 3 - INVESTMENTS

AVAILABLE FOR SALE DEBT AND EQUITY SECURITIES

The amortized cost of available-for-sale (AFS) debt securities and cost for AFS equity securities and estimated fair values for both at December 31 are as follows (in thousands):

                                                       Gross         Gross
                                                     Unrealized    Unrealized    Estimated Fair
2004                                      Cost         Gains         Losses          Value
-----------------------------------------------------------------------------------------------
AFS debt and equity
  Securities:
    U.S. government obligations        $   16,069    $      592    $       53         16,608
    Government agencies, authorities
      and subdivisions                    169,939         5,571            --        175,510
    Corporate:
      Communications                      515,572        55,605           310        570,867
      Consumer & retail                   472,883        31,834           767        503,950
      Financial institutions            1,220,948        70,982         4,648      1,287,282
      Industrial and chemicals            324,615        29,364           921        353,058
      Other corporate                      95,472        15,235             4        110,703
      REITS                               173,973         7,930            39        181,864
      Transportation                      103,524         8,466           379        111,611
      Utilities                         1,065,934        93,725         1,318      1,158,341
-----------------------------------------------------------------------------------------------
    Total corporate                     3,972,921       313,141         8,386      4,277,676
    Private placements                    648,476        46,637         2,641        692,472
    Mortgage-backed securities          2,832,104        45,320        10,263      2,867,161
-----------------------------------------------------------------------------------------------
      Total AFS debt securities         7,639,509       411,261        21,343      8,029,427
    Preferred stocks                      115,580        10,694           215        126,059
    Common stocks                          14,549         3,549            40         18,058
-----------------------------------------------------------------------------------------------
      Total AFS equity securities         130,129        14,243           255        144,117
-----------------------------------------------------------------------------------------------
        Total AFS debt and equity
          securities                   $7,769,638    $  425,504    $   21,598     $8,173,544
===============================================================================================

                                                       Gross         Gross
                                                     Unrealized    Unrealized    Estimated Fair
2003                                      Cost         Gains         Losses          Value
-----------------------------------------------------------------------------------------------
AFS debt and equity
  Securities:
    U.S. government obligations        $   18,971    $    1,234    $       --      $   20,205
    Government agencies, authorities
      and subdivisions                     54,423         5,882            --          60,305
    Corporate:
      Communications                      482,391        54,845           932         536,304
      Consumer & retail                   360,492        30,816         1,164         390,144
      Financial institutions              928,506        74,714         5,163         998,057
      Industrial and chemicals            238,004        23,813            80         261,737
      Other corporate                      95,878        14,282             5         110,155
      REITS                               119,985         8,691            --         128,676
      Transportation                      111,202         8,850         5,329         114,723
      Utilities                         1,013,828        89,146         6,884       1,096,090
    Total corporate                     3,350,286       305,157        19,557       3,635,886
    Private placements                    805,454        66,793         5,876         866,371
    Mortgage-backed securities          2,693,247        32,185        26,933       2,698,499
      Total AFS debt securities         6,922,381       411,251        52,366       7,281,266
    Preferred stocks                      131,514        13,237           476         144,275
    Common stocks                          10,167         2,219            43          12,343
      Total AFS equity securities         141,681        15,456           519         156,618
        Total AFS debt and equity
          securities                   $7,064,062    $  426,707    $   52,885      $7,437,884

Unrealized gains and losses on available-for-sale debt and equity securities included as a component of accumulated other comp rehensive income and changes therein for the years ended December 31 were as follows (in thousands):

                                                                   2004          2003          2002
------------------------------------------------------------------------------------------------------
Net unrealized gains on available-for-sale securities           $   30,084    $   77,841    $  212,117
Net unrealized gain (losses) on separate accounts                      168           586          (526)
Net unrealized gain on other invested assets                         4,118           877            --
Related deferred policy acquisition costs                            3,006       (28,179)      (48,117)
Related present value of future profits of insurance acquired        4,825          (687)       (7,355)
Related deferred income taxes                                      (10,001)      (15,063)      (27,617)
Related policyholder dividend obligation                           (13,627)       (7,237)      (77,485)
------------------------------------------------------------------------------------------------------
    Increase in net unrealized gains                                18,573        28,138        51,017
Balance, beginning of year                                          88,852        60,714         9,697
------------------------------------------------------------------------------------------------------
Balance, end of year                                            $  107,425    $   88,852    $   60,714
======================================================================================================

                                                                       2004          2003
--------------------------------------------------------------------------------------------
Balance, end of year includes:
    Net unrealized gains on available-for-sale securities           $  403,906    $  373,822
    Net unrealized gains on separate accounts                            2,769         2,601
    Net unrealized gain on other invested assets                         4,995           877
    Related deferred policy acquisition costs                          (84,714)      (87,720)
    Related present value of future profits of insurance acquired       (6,655)      (11,480)
    Related deferred income taxes                                      (57,845)      (47,844)
    Related policyholder dividend obligation                          (155,031)     (141,404)
--------------------------------------------------------------------------------------------
Balance, end of year                                                $  107,425    $   88,852
============================================================================================

Net other comprehensive income related to unrealized gains and losses on available-for-sale securities for 2004, 2003, and 2002 of $18.6 million, $28.1 million, and $51.0 million is presented net of reclassifications to net income for net realized gains (losses) during the period of $4.2 million, $(2.5) million, and $(35.1) million and net of tax and deferred acquisition cost offsets of $2.8 million, $(1.8) million, and $(24.1) million, respectively.

The amortized cost and estimated fair values of debt securities by contractual maturity at December 31, 2004, are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                               Amortized    Estimated Fair
                                                  Cost           Value
      --------------------------------------------------------------------
      Due in one year or less                  $  287,365     $  292,867
      Due after one year through five years     1,073,466      1,144,464
      Due after five years through ten years    2,051,072      2,189,054
      Due after ten years                       1,395,502      1,535,881
      Mortgage-backed securities                2,832,104      2,867,161
      --------------------------------------------------------------------
          Total                                $7,639,509     $8,029,427
      ====================================================================

Proceeds from sales of available-for-sale debt and equity securities for the years ended December 31, 200 4, 2003, and 2002 were $2,871.8 million, $2,373.1 million, and $1,559.1 million, respectively. Gross realized gains on sales of available-for-sale debt securities for the years ended December 31, 2004, 2003, and 2002 were $32.2 million, $36.1 million, and $34.4 million, respectively. Gross realized losses on sales of available-for-sale debt securities for the years ended December 31, 200 4, 2003, and 2002 were $23.6 million, $31.3 million, and $11.7 million, respectively. Gross realized gains on available-for-sale equity securities for the years ended December 31, 2004, 2003, and 2002 were $0.9 million, $2.4 million, and $2.1 million, respectively. Gross realized losses on available-for-sale equity securities for the years ended December 31, 2004, 2003, and 2002 were $1.3 million, $1.1 million, and $1.2 million, respectively.

The following summarizes the components of net realized gains (losses), including other than temporary impairments, by investment category for the years ended December 31 (in thousands):

                                             2004        2003        2002
    -----------------------------------------------------------------------
    Available-for-sale debt securities     $  7,833    $ (9,309)   $(18,686)
    Available-for-sale equity securities       (347)      1,041     (11,275)
    Mortgage loans                             (106)     (1,744)       (969)
    Real estate investments                      31       2,550         579
    Other invested assets                    (1,917)       (539)     (7,162)
    -----------------------------------------------------------------------
    Total                                  $  5,494    $ (8,001)   $(37,513)
    =======================================================================

Investments' gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2004, were as follows (in thousands):

             2004               Less than 12 months        12 months or more               Total
---------------------------------------------------------------------------------------------------------
                                           Unrealized                Unrealized                Unrealized
Description of Securities     Fair Value     Losses     Fair Value     Losses     Fair Value     Losses
---------------------------------------------------------------------------------------------------------
U.S. government obligations   $    1,379   $       13   $    3,532   $       40   $    4,911   $       53
Corporate:
  Communications                  21,050          251        4,475           59       25,525          310
  Consumer & retail              102,010        1,670           --           --      102,010        1,670
  Financial institutions         200,222        3,078       55,528        2,279      255,750        5,357
  Industrial and chemicals        30,984          923       10,363          390       41,347        1,313
  Other corporate                     --           --        5,004            4        5,004            4
  REITS                           17,471           50           --           --       17,471           50
  Transportation                   5,376           32        8,127          815       13,503          848
  Utilities                      100,737          771       21,494          704      122,231        1,475
---------------------------------------------------------------------------------------------------------
Total corporate                  477,850        6,775      104,991        4,251      582,841       11,027
Mortgage-backed securities       979,235        8,410       89,465        1,853    1,068,700       10,263
---------------------------------------------------------------------------------------------------------
  Subtotal debt securities     1,458,464       15,198      197,988        6,144    1,656,452       21,343
Preferred stock                    8,000          209          384            6        8,384          215
Common stock                          --           --           15           41           15           40
---------------------------------------------------------------------------------------------------------
  Total securities            $1,466,464   $   15,407   $  198,387   $    6,191   $1,664,851   $   21,598
=========================================================================================================

             2003               Less than 12 months        12 months or more               Total
---------------------------------------------------------------------------------------------------------
                                           Unrealized                Unrealized                Unrealized
Description of Securities     Fair Value     Losses     Fair Value     Losses     Fair Value     Losses
---------------------------------------------------------------------------------------------------------
U.S. government obligations   $      100   $       --   $       --   $       --   $      100   $       --
Corporate:
  Communications                  34,125          582       10,365          403       44,490          985
  Consumer & retail               38,187          624        7,460        1,076       45,647        1,700
  Financial institutions         160,277        5,737       62,766        2,856      223,043        8,593
  Industrial and chemicals        27,942          879           --           --       27,942          879
  Other corporate                  5,005            5           --           --        5,005            5
  REITS                               --           --           --           --           --           --
  Transportation                  10,255        1,272       22,935        4,560       33,190        5,832
  Utilities                      132,449        3,703       54,442        3,736      186,891        7,439
Total corporate                  408,240       12,802      157,968       12,631      566,208       25,433
Mortgage-backed securities     1,272,095       26,926        2,695            7    1,274,790       26,933
  Subtotal debt securities     1,680,435       39,728      160,663       12,638    1,841,098       52,366
Preferred stock                    9,998            2        8,722          474       18,720          476
Common stock                          --           --           43           43           43           43
  Total securities            $1,690,433   $   39,730   $  169,428   $   13,155   $1,859,861   $   52,885

Of the $15.2 million total unrealized losses on debt securities in the less than 12 months category, $8.4 million was in the mortgage backed securities portfolio. $6.7 million of the unrealized losses on mortgage backed securities related to securities purchased in 2004. All of these securities were rated AAA at acquisition and maintained that rating at December 31, 2004. These unrealized losses are due to the higher level of market interest rates at December 31, 2004, compared to those at the time of purchase. The remaining $1.7 million unrealized loss relates to mortgage backed securities that were generally purchased in the low interest rate environment experienced during the first half of 2003. All of these securities are trading at equivalent or tighter spreads than when purchased. The $8.4 million of unrealized losses on mortgage backed securities represents 0.9% of the aggregate fair value of the $1.0 billion in mortgage backed securities with unrealized losses at December 31, 2004. Many of the positions in this category have fair values only marginally below their respective carrying values.

The $6.8 million unrealized losses in the corporate bond portfolio in the less than 12 months category are concentrated in the financial institution, consumer and retail, industrial and chemical, and utility sectors. Many of these bonds were purchased during the aforementioned low interest rate environment in early 2003. All of the unrealized losses on these bonds are interest rate rel ated, not credit related. All of the corporate bonds purchased in 2004 were investment grade at the time of purchase, and none have been subsequently downgraded to non-investment grade since purchase.

Of the $6.1 million total unrealized losses in the 12 months or more category, $1.9 million was in the mortgage backed securities portfolio. Similar to the less than 12 months category, all of the unrealized losses relate to securities purchased during the first half of 2003.

The $4.3 million unrealized losses on the corporate bond portfolio in the more than 12 month category are concentrated in the financial institution, transportation, and utilities sectors. Virtually all of these securities trade at tighter spreads than when they were purchased, but have unrealized losses due to an increase in interest rates since purchase. Based on the facts and circumstances surrounding the individual securities, the Company believes that the unrealized losses on these bonds at December 31, 2004 are temporary.

The Company periodically lends certain U.S. government or corporate bonds to approved counterparties to enhance the yield of its bond portfolio. The Company receives cash collateral for at least 102% of the market value of securities loaned. Collateral adequacy is evaluated daily and periodically adjusted for changes in the market value of securities loaned. The carrying values of securities loaned are unaffected by the transaction. Collateral held (included in cash and cash equivalents) and the corresponding liability for collateral held were $21.3 million and $39.8 million at December 31, 2004 and 2003, respectively. The fair value of the loaned securities was $20.3 million and $38.0 million at December 31, 2004 and 2003, respectively.

TRADING EQUITY SECURITIES

For the years ended December 31, 2004, 2003, and 2002 the equity securities held in the trading category recorded $1.2 million, $0.9 million, and $0.3 million of net investment income. The cost of trading securities held at December 31, 2004 and 2003 was $24.9 million and $27.8 million. respectively. The total return on these equity investments offsets the net appreciation or depreciation in value of certain defined contribution deferred compensation liabilities. The net change in the deferred compensation liabilities is included in operating expenses.

MORTGAGE LOANS AND REAL ESTATE

The distributions of mortgage loans and real estate at December 31 were as follows:

                                                     2004           2003
                                                  -------------------------
    GEOGRAPHIC REGION
    New England                                       3.0%           4.1%
    Middle Atlantic                                   7.0            7.8
    East North Central                               10.7            9.7
    West North Central                                7.7            5.9
    South Atlantic                                   28.1           27.3
    East South Central                                2.3            3.6
    West South Central                               11.9            9.9
    Mountain                                         13.9           15.1
    Pacific                                          15.4           16.6
    -----------------------------------------------------------------------
        Total                                       100.0%         100.0%
    =======================================================================

    PROPERTY TYPE
    Apartment                                        23.7%          24.9%
    Retail                                            7.7            9.0
    Office Building                                  40.5           37.0
    Industrial                                       25.1           25.0
    Hotel/Motel                                       1.1            2.2
    Other Commercial                                  1.9            1.9
    -----------------------------------------------------------------------
        Total                                       100.0%         100.0%
    =======================================================================

    Total mortgage loans and real estate
      (in thousands)                              $1,475,045     $1,409,591
    =======================================================================

Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

                                                     2004           2003
    -----------------------------------------------------------------------
    Unimpaired loans                              $1,435,810     $1,377,854
    Impaired loans without valuation allowances           29             50
    -----------------------------------------------------------------------
        Subtotal                                   1,435,839      1,377,904
    -----------------------------------------------------------------------
    Impaired loans with valuation allowances           5,660         10,355
    Related valuation allowances                        (860)        (2,204)
    -----------------------------------------------------------------------
        Subtotal                                       4,800          8,151
    -----------------------------------------------------------------------
    Total                                         $1,440,639     $1,386,055
    =======================================================================

                                        2004             2003             2002
--------------------------------------------------------------------------------
Impaired loans:
    Average total investment          $  8,047         $  8,947         $  5,647
    Interest income recognized        $    287         $    930         $    584
    Interest received                 $    286         $    722         $    616

Impaired loans are mortgage loans where it is not probable that all amounts due under the contractual terms of the loan will be received. Impaired loans without valuation allowances are mortgage loans where the estimated fair value of the collateral exceeds the recorded investment in the loan. For these impaired loans, interest income is recognized on an ac crual basis, subject to recoverability from the estimated fair value of the loan collateral. For impaired loans with valuation allowances, interest income is recognized on a cash basis.

Activity in the valuation allowances for impaired mortgage loans for the years ended December 31 was as follows (in thousands):

                                                            2004        2003       2002
=========================================================================================
Additions for impaired loans charged to realized losses   $     --    $  1,744   $    460
Changes to previously established valuation allowances      (1,344)         --        (76)
-----------------------------------------------------------------------------------------
  (Decrease) increase in valuation allowances               (1,344)      1,744        384
Balance, beginning of year                                   2,204         460         76
-----------------------------------------------------------------------------------------
Balance, end of year                                      $    860    $  2,204   $    460
=========================================================================================

NET INVESTMENT INCOME

The components of net investment income for the years ended December 31 were as follows (in thousands):

                                        2004         2003         2002
     --------------------------------------------------------------------
     Debt securities interest        $  462,293   $  439,532   $  418,305
     Equity securities dividends         10,829       10,189       11,546
     Mortgage loan interest             119,159      104,611      102,593
     Policy loan interest                42,224       45,502       47,216
     Real estate income                   3,777        3,889        4,259
     Options                             43,993       69,880      (50,809)
     Other investment income             11,980        5,243       (1,336)
     --------------------------------------------------------------------
       Gross investment income          694,255      678,846      531,774
         Less: investment expenses       17,016       15,375       15,661
     --------------------------------------------------------------------
           Net investment income     $  677,239   $  663,471   $  516,113
     ====================================================================

Other investment income includes the amortization of investments in affordable housing credits.

DERIVATIVES

The Company purchases over-the-counter options and exchange-traded futures on the S&P 500 Index to hedge obligations relating to equity indexed products.

These instruments and their related equity indexed embedded derivative obligations do not qualify for hedge accounting and, therefore, changes in their fair value are included in the statements of operations.

The Company purchases options only from highly rated counterparties. However, in the event a counterparty failed to perform, the Company's loss would be equal to the fair value of the net options held from that counterparty.

The call options purchased are included in other invested assets and are carried at fair value. Call options written are included in other liabilities.

Equity indexed annuity contracts are included in policyholder account liabilities and consist of a combination of underlying host contract and embedded derivative values. The embedded derivative component is based on the fair value of the contracts' expected participation in future increases in the S&P 500 Index. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, projected withdrawal and surrender activity, and the level and limits on contract participation in any future increases in the S&P 500 Index. At December 31, 2004, total equity indexed annuity liabilities of $1,804.6 million were comprised of $1,419.7 million of host contract and $384.9 million of embedded derivative value. At December 31, 2003, total equity indexed annuity liabilities of $1,349.3 million were comprised of $1,053.6 million of host contract and $295.7 million of embedded derivative value. Policyholder account liabilities at December 31, 200 4, and 2003 were $1,797.2 million and $1,335.9 million, respectively.

Results of operations for 2004, 2003 and 2002 included after-tax earnings from equity indexed annuities of $13.3 million, $19.2 million and $16.6 million, respectively. The cost of options, surrender gains and changes in assumptions favorably impacted results of operations in 2004 and 2003.

Interest credited to policyholder account liabilities expense includes the interest and index related changes in the equity indexed annuity host contract and embedded derivative liabilities.

During 2003, the Company entered into two interest rate swaps (receive fixed, pay variable) whereby the Company locked in the interest rate on a total of $115 million in anticipated senior note financing. The Company's expectation was that the hedge would be 100% effective on the $115 million (the Company did not intend to hedge the interest rate risk on the entire expected issuance of $200 million). The Company's risk management objective in entering into the hedge transactions was to prevent any subsequent changes in market rates of interest from impacting the expected future interest payments on part of the senior note financing.

The interest rate swaps employed covered both potential changes in underlying 30 year treasury rates and potential changes in credit spreads over those treasury rates. The swap positi on was closed out concurrent with the pricing of the senior notes through an offsetting interest rate swap (receive variable, pay fixed), for a net pre-tax loss of $1.5 million. As the transaction qualifies for cash flow hedge treatment, the loss has been recorded in other comprehensive income, net of related taxes, and will be reflected in earnings as interest payments are made on the senior notes.

The net notional amount of options purchased, options written, and those embedded in policy liabilities, all related to equity indexed annuity products for the current policy year is essentially zero. The notional amounts of futures and credit default swaps at December 31 were as follows (in thousands):

                                                             2004        2003
-------------------------------------------------------------------------------
Notional amounts:
  Futures                                                  $ 26,044    $ 12,332
  Credit default swaps                                     $     --    $  6,000
===============================================================================

The carrying value of options, futures, and credit default swaps at December 31 were as follows (in thousands):

                                                             2004        2003
-------------------------------------------------------------------------------
Carrying values:
Options purchased (included in other invested assets)      $114,599    $147,067
Options written (included in other liabilities)             (26,242)    (57,825)
Futures (included in other invested assets)                   1,510       4,312
-------------------------------------------------------------------------------
Net carrying value                                         $ 92,669    $ 90,752
===============================================================================

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of financial instruments at December 31 were as follows (in thousands):

                                                 2004                         2003
------------------------------------------------------------------------------------------------
                                        Carrying    Estimated Fair    Carrying    Estimated Fair
                                          Value          Value          Value          Value
------------------------------------------------------------------------------------------------
Cash and cash equivalents              $  138,900     $  138,900     $  213,494     $  213,494
Available-for-sale debt securities      8,029,427      8,029,427      7,281,266      7,281,266
Available-for-sale equity securities      144,117        144,117        156,618        156,618
Trading equity securities                  25,308         25,308         26,074         26,074
Mortgage loans                          1,440,639      1,536,823      1,386,055      1,532,112
Policy loans                              697,011        683,226        721,971        726,223
Derivatives                                92,669         92,669         90,752         90,752

Investment products                     4,613,758      4,653,242      3,990,229      4,064,029
Debt                                       30,000         32,142         92,770         98,601

For cash and cash equivalents carrying value approximates estimated fair value.

Debt and equity securities' estimated fair values are based on quoted values where available. Where quoted values are not available, estimated fair values are based on discounted cash flows using current interest rates of similar sec urities.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate policy loans the unpaid balance approximates fair value. Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

The estimated fair values of derivatives are based on quoted values.

Investment products include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Debt fair values are estimated based on discounted cash flows using current inter est rates of similar securities.

NOTE 4 - INSURANCE IN-FORCE AND REINSURANCE

The Company reinsures certain risks assumed in the normal course of business. For individual life products sold on or after August 16, 2004, the Company generally retains no mor e than $2.0 million of risk on any person (excluding accidental death benefits and dividend additions). For individual life products sold after 2001 but prior to August 16, 2004, the Company generally retains no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions). On individual life business issued prior to 2002, the Company generally retains no more than $3.0 million of risk (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers.

Disability income products are significantly reinsured under coinsurance and modified coinsurance agreements primarily with UNUM. In February 2003, the Company executed amendments to disability income reinsurance agreements with UNUM. Under the terms of the agreements, virtually all of the existing disability income coinsurance was converted to modified coinsurance. This cha nge resulted in $286 million in cash and reinsurance liabilities being transferred to the Company from UNUM. The Company has agreed to pay UNUM an interest rate of 7% on the reserves held by the Company. All other rights and responsibilities outlined in the reinsurance agreements between the Company and UNUM remain in force.

Other income on the statements of operations includes income of $8.7 million, $11.6 million, and $11.4 million for 2004, 2003, and 2002, respectively, related to the Company's disabili ty income reinsurance. Reserve transfers and interest payments under modified coinsurance agreements are included on the statements of operations as a component of increase in policy liabilities expense.

Interest costs included in reinsurance agreements in place at December 31, 2004 and 2003 are either fixed rate, or vary based solely on the Company's net investment income earnings rate. As such, these contracts do not pass through credit experience related to underlying pools of assets, and therefore do not contain embedded derivatives.

The Company remains liable in the event any reinsurer is unable to meet its assumed obligations. The Company regularly evaluates the financial condition of its reinsurers and concentrations of credit risk of reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

Total life insurance inforce as of December 31, 2004 and 2003 was $51.1 billion and $49.2 billion, respectively.

Transactions between the Closed Block (see Note 11) and non -Closed Block operations have been excluded from the following schedule.

The effects of reinsurance for the years ended December 31 were as follows (in thousands):

                                               2004        2003        2002
  ---------------------------------------------------------------------------
  Insurance premiums:
    Direct                                   $439,145    $472,873    $459,391
    Reinsurance assumed                         1,198       1,326       1,104
    Reinsurance ceded                         (62,250)    (62,973)    (68,442)
  ---------------------------------------------------------------------------
      Total insurance premiums               $378,093    $411,226    $392,053
  ===========================================================================
  Increase in policy liabilities:
    Direct                                   $ 35,463    $154,387    $134,195
    Reinsurance ceded                          28,127      13,718      (8,034)
  ---------------------------------------------------------------------------
      Total increase in policy liabilities   $ 63,590    $168,105    $126,161
  ===========================================================================
  Policy benefits:
    Direct                                   $497,893    $405,077    $405,553
    Reinsurance assumed                            41       2,958         129
    Reinsurance ceded                         (81,809)    (78,361)    (65,813)
  ---------------------------------------------------------------------------
      Total policy benefits                  $416,125    $329,674    $339,869
  ===========================================================================
  Policyholders' dividends:
    Direct                                   $118,227    $130,275    $131,682
    Reinsurance ceded                          (3,219)     (3,501)     (3,620)
  ---------------------------------------------------------------------------
      Total policyholders' dividends         $115,008    $126,774    $128,062
  ===========================================================================

NOTE 5 - DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes in the deferred policy acquisition costs asset (in thousands):

                                                                     2004          2003          2002
--------------------------------------------------------------------------------------------------------
Balance, beginning of year                                        $  606,144    $  580,144    $  577,861
  Acquisition costs deferred during the year                         159,544       139,768       114,945
  Amortization during the year                                       (87,939)      (85,589)      (64,545)
  Adjustment through other comprehensive income during the year        3,006       (28,179)      (48,117)
--------------------------------------------------------------------------------------------------------
Balance, end of year                                              $  680,755    $  606,144    $  580,144
========================================================================================================

NOTE 6 - FEDERAL INCOME TAXES

The components of federal income taxes and a reconciliation of the expected and actual federal income taxes and income tax rates for the years ended December 31 were as follows (in thousands):

                                             2004                     2003                     2002
----------------------------------------------------------------------------------------------------------
                                     Amount         Rate      Amount         Rate      Amount         Rate
----------------------------------------------------------------------------------------------------------
Current                             $ 18,347                 $  8,527                 $ 12,725
Deferred                              11,750                   (1,726)                 (11,821)
--------------------------------------------                 --------                 --------
  Total income tax expense          $ 30,097                 $  6,801                 $    904
============================================                 ========                 ========

Expected income taxes               $ 42,722        35.0%    $ 29,810        35.0%    $ 10,212        35.0%
Dividends received deduction          (2,216)       (1.8)      (1,226)       (1.4)      (2,089)       (7.2)
Affordable housing tax credit         (7,394)       (6.1)      (7,518)       (8.8)      (8,313)      (28.5)
Audit settlements                         --          --      (10,508)      (12.3)         335         1.2
Corporate owned life insurance        (1,705)       (1.4)      (3,879)       (4.6)         283         1.0
Other, net                            (1,310)       (1.1)         122         0.1          476         1.6
----------------------------------------------------------------------------------------------------------
  Total income tax expense          $ 30,097                 $  6,801                 $    904
============================================                 ========                 ========
Effective federal income tax rate                   24.6%                     8.0%                     3.1%
=================================                  =====                    =====                    =====

In 2004, the Company paid $26.2 million in federal income taxes. The Company received $1.8 million and paid $25.6 million in federal income taxes during 2003 and 2002, respectively.

Components of net deferred income tax assets at December 31 were as follows (in thousands):

                                                             2004        2003
-------------------------------------------------------------------------------
Deferred income tax assets:
  Debt and equity securities                               $     --    $  7,731
  Pension and other post retirement liabilities              70,162      63,141
  Policy liabilities                                        197,414     175,980
  Other liabilities and accrued expenses                     22,306      32,175
  Affordable housing tax credit carryforwards                10,514      12,993
  Other                                                         519       3,757
-------------------------------------------------------------------------------
    Total deferred income tax assets                        300,915     295,777
-------------------------------------------------------------------------------
Deferred income tax liabilities:
  Debt and equity securities                               $    342    $     --
  Net unrealized gain on available-for-sale securities       57,845      47,844
  Deferred policy acquisition costs                         199,223     176,887
  Present value of future profits of insurance acquired      23,084      26,009
  Property and investments                                    5,781       8,845
  Other                                                       7,354       8,264
-------------------------------------------------------------------------------
    Total deferred income tax liabilities                   293,629     267,849
-------------------------------------------------------------------------------
Total net deferred income tax assets                       $  7,286    $ 27,928
===============================================================================

Management believes it is more likely than not that the Company will realize the benefit of deferred tax assets. Therefore, no valuation allowance was recorded as of December 31, 2004.

The Company has affordable housing tax credit carryforwards of $10.5 million that begin to expire in 2022.

National Life's federal income tax returns are routinely audited by the Internal Revenue Service. The IRS has examined National Life's tax returns through 1999. In management's opinion adequate tax liabilities have been established for all open years.

Settlements between the Company and the IRS during 2003 resulted in a reduction in tax expense of $10.5 million. In 2003 the Company formally elected to participate in, and was admitted to, a settlement program with the IRS related to a transaction entered into in 1998. The settlement reduced 2003 tax expense by $6.3 million. The IRS also completed the audit of the Company's tax return for 1999. As a re sult of the audit settlement and other actions, the Company reduced 2003 tax expense by $4.2 million.

NOTE 7 - BENEFIT PLANS

The Company sponsors a defined benefit pension plan covering substantially all employees. The plan is administered by the Company and is non-contributory, with benefits for National Life employees hired prior to July 1, 2001, based on an employee's retirement age, years of service, and compensation near retirement. Benefits for National Life employees hired after June 30, 2001, and other Company employees a re based on the amount credited to the employee's account each year, which is a factor of the employee's age, service, and compensation, increased at a specified rate of interest. This pension plan is separately funded. Plan assets are primarily bonds and common stocks held in a Company separate account and funds invested in a general account group annuity contract issued by the Company. None of the securities held in the Company separate account were issued by the Company.

The Company also sponsors other pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a non-contributory defined supplemental benefit plan for certain executives and a non-contributory defined benefit plan for retired directors. These defined benefit pension plans are not separately funded.

The Company sponsors four defined benefit postretirement plans that provide medical, dental, and life insurance benefits to employees, agency staff, and agents. Substantially all employees who began service prior to July 1, 2001 may be eligible for medical, dental, and life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company. Substantially all employees beginning service subsequent to June 30, 2001 may be eligible for life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company. Substantially all agents and agency staff employees who began service prior to June 1, 2000, may be eligible for medical, dental, and life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company.

Most of the defined benefit postretirement plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. These postretirement plans are not separately funded and the Company therefore pays for plan benefits from operating cash flows. The costs of providing these benefits are recognized as they are earned by employees.

The measurement date for all the plans was the October 1 preceding the date of the statement of financial position.

The status of the defined benefit plans at December 31 was as follows (in thousands):

                                                             Pension Benefits                    Other Benefits
                                                     --------------------------------------------------------------------
                                                       2004        2003        2002        2004        2003        2002
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN BENEFIT OBLIGATION:
  Benefit obligation, beginning of year              $217,945    $197,439    $176,846    $ 31,911    $ 28,464    $ 24,064
    Service cost for benefits earned during
      the period                                        5,004       4,837       4,578         963       1,094         984
  Interest cost on benefit obligation                  13,340      13,127      12,971       1,978       1,898       1,783
  Actuarial losses                                     12,068      13,655      14,379       2,057       5,656       3,189
  Increase (decrease) in benefits due to
    plan amendments                                        --          --       1,085          --      (3,407)         --
  Adoption of FSP 106-2 -- Medicare Part D                 --          --          --      (4,000)         --          --
  Curtailment due to outsourcing                       (4,298)         --          --        (275)         --          --
  Benefits paid                                       (14,193)    (11,113)    (12,420)     (1,898)     (1,794)     (1,556)
-------------------------------------------------------------------------------------------------------------------------
Benefit obligation, end of year                      $229,866    $217,945    $197,439      30,736    $ 31,911    $ 28,464
=========================================================================================================================

CHANGE IN PLAN ASSETS:
  Plan assets, beginning of year                     $ 87,784    $ 79,743    $ 89,928
    Contributions                                       6,728          --          --
    Actual income (loss) on plan assets                12,115      13,733      (4,613)
    Benefits paid                                      (7,480)     (5,692)     (5,572)
-------------------------------------------------------------------------------------
  Plan assets, end of year                           $ 99,147    $ 87,784    $ 79,743
=====================================================================================

                                                             Pension Benefits                    Other Benefits
                                                     --------------------------------------------------------------------
                                                       2004        2003        2002        2004        2003        2002
-------------------------------------------------------------------------------------------------------------------------
FUNDED STATUS:
  Funded plans:
    Benefit obligation                               $139,669    $131,497    $117,064          --          --          --
    Plan assets                                       (99,147)    (87,784)    (79,743)         --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Benefit obligation greater than plan assets          40,522      43,713      37,321
  Benefit obligation - other plans                     90,197      86,448      80,375    $ 30,736    $ 31,911    $ 28,464
    Unrecognized actuarial (losses) gains             (40,257)    (38,326)    (33,691)       (197)     (3,132)      2,524
    Unrecognized prior service (costs) benefits          (617)       (979)     (1,085)      2,340       4,417       1,285
                                                     --------------------------------------------------------------------
    Accrued benefit cost at September 30               89,845      90,856      82,920      32,879      33,196      32,273
    Payments subsequent to measurement date            (3,058)     (1,461)     (1,602)         --          --          --
-------------------------------------------------------------------------------------------------------------------------
Accrued benefit cost at December 31                  $ 86,787    $ 89,395    $ 81,318      32,879      33,196    $ 32,273
=========================================================================================================================

The components of net periodic benefit cost for the years ended December 31 were as follows (in thousands):

                                                             Pension Benefits                    Other Benefits
                                                     --------------------------------------------------------------------
                                                       2004        2003        2002        2004        2003        2002
-------------------------------------------------------------------------------------------------------------------------
Service cost for benefits earned during the period   $  5,004    $  4,837    $  4,578    $    963    $  1,094    $    984
Interest cost on benefit obligation                    13,340      13,127      12,971       1,978       1,898       1,783
Expected (income) on plan assets                       (7,416)     (6,152)     (7,407)         --          --          --
Net amortization of unrecognized losses (gains)         1,140       1,439         308         717          --        (401)
Amortization of plan amendments for curtailment
  due to outsourcing                                      250          --          --        (563)         --          --
Amortization of prior service costs (benefits)
  and plan amendments                                     113         106          --      (1,515)       (275)       (275)
-------------------------------------------------------------------------------------------------------------------------
  Net periodic benefit cost (included in
    operating expenses)                              $ 12,431    $ 13,357    $ 10,450    $  1,580    $  2,717    $  2,091
=========================================================================================================================

The total accumulated benefit obligation (ABO) for those defined benefit pension plans that were not separately funded was $85.9 million and $83.0 million at the 2004 and 2003 measurement dates, respectively. The total ABO for the separately funded defined benefit pension plans was $127.1 million and $117.8 million at the 2004 and 2003 measurement dates, respectively.

The actuarial assumptions used in determining benefit obligations at the measurement dates were as follows:

                                            Pension Benefits                           Other Benefits
                                ------------------------------------------------------------------------------
                                    2004          2003            2002         2004         2003         2002
                                ------------------------------------------------------------------------------
Discount rate                       6.0%         6.25%           6.75%         6.0%         6.25%        6.75%
Rate of increase in future
  compensation levels           3.0% - 6.5%   3.0% - 6.5%     3.0% - 10.0%
Expected long term return
  on plan assets                    8.0%          8.0%            8.0%

Additional minimum pension liabilities at December 31, 2004, 2003, and 2002, were $24.2 million, $23.2 million, and $22.7 million, respectively, for pension benefits where the excess of the ABO liability over the pl an assets exceeded the accrued benefit cost. These liabilities are included, net of income tax effects of $8.5 million, $8.1 million, and $7.9 million, as a component of accumulated other comprehensive income in 2004, 2003, and 2002, respectively.

The projected health care cost trend rate (HCCTR) in 2004 and 2003 for the pre-65 population was eliminated due to a plan amendment and for the post-65 population was 9% and 10%, respectively. This projected rate declines linearly to 5% in 2008 and remains level thereafter. Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated postretirement benefit obligation (APBO) by about $2.9 million and increase the 2004 service cost component of net periodic postretirement benefit cost by about $0.1 million. Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by about $2.5 million and the 2004 service cost component of net periodic postretirement benefit cost by about $0.1 million. The Company us es the straight-line method of amortization for prior service cost and unrecognized gains and losses.

The percentage distribution of the fair value of total plan assets held as of the measurement date is as follows:

        Plan Asset Category         October 1, 2004     October 1, 2003
        ---------------------------------------------------------------
        Bonds                             33.0%               21.3%
        Common stocks                     63.2                70.9
        Group annuity contract             3.4                 2.3
        Other                              0.4                 5.5
        ---------------------------------------------------------------
          Total                          100.0%              100.0%
        ===============================================================

Investments are selected pursuant to investment objectives, policy, and guidelines as approved by the Chief Investment Officer of the Company and by the Committee on Finance of the Company's Board of Directors. The primary objective is to maximize long-term total return within the investment policy and guidelines. The Company's investment policy for the plan assets is to achieve a target allocation of approximately 50%-75% stocks and 25%-50% bonds and other fixed income instruments when measured at fair value. Investments in the obligations of any one issuer, other than the United States of America government or its age ncies, shall not exceed 5% of the total investment portfolio. Further, no more than 50% of the total investment portfolio shall be invested in any major industry group (for example, public utilities, industrial, mortgage -backed or asset-backed securities, etc.), and no more than 30% shall be invested in any sub-industry (for example, oil, gas, or steel).

The Company's expected long-term rate of return of 8% is based upon an expected return on stock investments of 10%-11%, and a weighted expected return of 5%-6% on fixed income investments. These projections were based on the Company's historical and projected experience and on long term projections by investment research organizations.

Projected benefit payments for defined benefit obligations, and for projected medicare part D reimbursements for each of the five years following December 31, 2004, and in aggregate for the five years thereafter is as follows (in thousands):

               Projected Pension      Projected Other       Projected Medicare
  Year          Benefit Payments     Benefit Payments     Part D Reimbursements
--------------------------------------------------------------------------------
  2005              $14,137              $ 2,090                 $    --
  2006               14,539                2,210                     200
  2007               14,889                2,318                     211
  2008               14,968                2,418                     220
  2009               15,169                2,489                     226
2010-2014            81,747               13,235                   1,192

The Company's expected 2005 contribution into its separately funded defined benefit pension plan is $5.3 million. The Company may elect to make smaller or larger contributions in 2005, subject to regulatory requirements and maximum contribution limitations.

The Company modified its pension plans for active employees during 2002 to increase certain death benefit provisions for those plan participants who were not currently receiving benefit payments, and to reflect changes in pension regulations. These changes generated prior service costs of $1.1 million which will be amortized over the participants' average remaining service periods.

The Company modified its postretirement plans for active employees' and early retirees' medical insurance benefits during 2003 to limit the Company's exposure to future increases in medical insurance costs. Under the terms of the modification, the Company will contribute up to a fixed limit annually toward participants' medical insurance premiums. Premium costs above the fixed limit will be the responsibility of the plan participant. This change generated prior service benefits of $3.4 million at December 31, 2003, which will be amortized over the participants' average remaining service periods.

The Company provides employee thrift and 401(k) plans for its employees. For emplo yees hired prior to July 1, 2001, up to 3% of an employee's salary may be invested by the employee in a plan and matched by funds contributed by the Company subject to applicable maximum contribution guidelines. Employees hired prior to July 1, 2001, and below specified levels of compensation also receive a foundation contribution of 1.5% of compensation. Employees beginning service after June 30, 2001 will receive a 50% match on up to 6% of an employee's salary, subject to applicable maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines. Vesting and withdrawal privilege schedules are attached to the Company's matching contributions.

The Company also provides a 401(k) plan for its regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by a subsidiary of NLCAP). Total annual contributions can not exceed certain limits which vary based on total agent compensation. No company contributions are made to the plan.

The Company provides non-qualified defined contribution deferred compensation plans for certain employees and agents. These plans are not separately funded. Costs associated with these plans are included in operating expenses. Liabilities for these plans are included in pension and other post-retirement benefit obligations.

During December 2003, the Company substantially finalized agreements with Keane, Inc., an independent technology company with worldwide operations, to assume responsibility for the Company's software maintenance and development, and other technology related activities. The ten year agreement was signed in early 2004 and announced on January 14, 2004. See Note 16 for additional information.

As the outsourcing decision occurred after the 2003 measurement date for both the Company's pension and other post-employment benefit obligations, remeasurement of the plans obligations and the recording of curtailment effects were reflected in 2004's results from operations.

The pension benefit obligation was reduced in 2004 by $4.3 million, with a corresponding reduction in unrecognized losses. Projected pension service costs for 2004 were reduced due to curtailment by $0.8 million. Prior service cost plan amendments of $0.2 million were recognized due to the curtailment.

Other post-employment benefit obligations were reduced by $0.3 million, with a corresponding reduction in unrecognized losses. Projected service costs for 2004 were reduced due to curtailment by $0.2 million. The curtailment reduced post-employment plan amendment benefits, resulting in a 2004 pre-tax benefit of $0.6 million.

The Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the
Act) was signed into law in December 2003. The Act introduces a prescription drug benefit under Medicare (Medicare Part D) as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a ben efit that is at least actuarially equivalent to Medicare Part D. The Financial Accounting Standards Board (FASB) subsequently issued FSP 106-2 "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003" (FSP 106-2).

The Company has compared its historical net benefits provided to participants against the projected net benefits that would be provided under the Act. Based on this review, and a review of the current promulgated regulations, the Company believes that the benefits provided by the Company to qualifying individuals are at least actuarially equivalent to those to be provided under the Act. Pursuant to FSP 106 -2, the Company has reduced its benefit obligation in 2004 by $4.0 millio n, with a corresponding reduction in unrecognized losses.

NOTE 8 - DEBT

Debt consists of the following (in thousands):

                                                                2004       2003
--------------------------------------------------------------------------------
8.25% Surplus Notes:                                          $    --    $62,770
      Initially $70.0 million, maturing March 1, 2024 with interest payable semi-annually on March 1 and September 1. $62.8 million was redeemed on March 1,
      2004. $7.0 million was repurchased in September 2003.
      The notes were unsecured and subordinated to all present and future indebtedness, policy claims and prior claims. All interest and principal payments required prior written approval by the State of Vermont Department of Banking, Insurance, Securities and Health Care Administration.

7.50% Surplus Notes:                                           30,000     30,000
      $30 million. Issued by LSW to NLVF, maturing August
      2033, interest payable annually on August 10. The
      notes are unsecured and subordinated to all present
      and future indebtedness, policy claims and prior
      claims. All interest and principal payments require
      prior written approval by the State of Texas
      Department of Insurance.
--------------------------------------------------------------------------------
Total debt                                                    $30,000    $92,770
================================================================================

Interest paid on the 8.25% surplus notes was $2.6 million in 2004 and $5.8 million in 2003 and 2002. Interest paid on the 7.50% surplus notes was $1.5 million in 2004, and $-0- in 2003 and 2002. The Company also had a 6.57% term note, initially $4.4 million, which matured in March 2002.

During 2004, NVLF contributed $72.7 million in capital to National Life. During 2003, NLVF contributed $29.4 million in capital to National Life.

The Company has two lines of credit available. A $25 million line of credit with State Street Bank, based on an adjustable rate equal to the prevailing federal funds rate plus 62.5 basis points. The outstanding balance was zero as of December 31, 2004 and 2003. The Company also has a $20 million line of credit with Banknorth Group, based on an adjustable rate equal to LIBOR plus 75 basis points. The outstanding balance on the Banknorth line of credit was zero as of December 31, 2004 and 2003. Total interest on the combined lines of credit was $1,641 for 2004, $2,100 for 2003, and $0.1 million for 2002.

During 2004, the Company retired $62.8 million of the 8.25% Surplus Notes. As part of the retirement, original issue costs and discount totaling $3.4 million were expensed. These costs are included in early retirement of debt expense.

During 2003, the Company retired $7.0 million of the 8.25% Surplus Notes. As part of the retirement, original issue costs and discount totaling $0.1 million were expensed. A repurchase premium of $0.3 million was also expensed. These costs are included in early retirement of debt expense.

NOTE 9 - COMMITMENTS AND CONTINGENCIES

Total outstanding mortgage loan funding commitments at December 31, 2004 and 2003, were $53.6 million and $63.4 million, respectively.

During 1997, several class action lawsuits were filed against the Company in various states related to the sale of life insurance policies during the 1980's and 1990's. The Company specifically denied any wrongdoing. The Company agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998. The settlement provides class members with various policy enhancement options and new product purchase discounts. Class members could have pursued alternative dispute resolution according to predetermined guidelines. Qualifying members could also opt out of the class action and pursued litigation separately against the company.

Most of the alternative dispute resolution cases had been settled by December 31, 2000. Management believes that while the ultimate cost of this litigation (including those who opted out of the class action) is still uncertain, it is unlikely to have a material adverse effect on the Company's financial position. Existing provisions for this contingency were reduced in 2004, 2003, and 2002 and are included as changes in sales practice remediation provision.

The Company leases rights to the use of certain data processing hardwar e and software from American International Technology Enterprises, Inc. (AITE), Livingston, New Jersey. The lease was renegotiated in September 2004 for an additional 5 years. The lease contains clauses and penalties for termination prior to the end of the lease term.

The following is a schedule of future minimum lease payments as of December 31, 2004 (in millions):

                                                          Operating
             Year                                           Leases
             ------------------------------------------------------
             2005                                            $ 4.6
             2006                                              4.6
             2007                                              4.6
             2008                                              4.6
             2009 and beyond                                   4.6
             ------------------------------------------------------
             Total minimum lease payments                    $23.0
             ======================================================

The Company has a 60% general partnership interest in Lake Carlton Arms, a 1,812-unit apartment complex in Florida. The fair value of the assets is $68.0 million and the total outstanding debt is $46.3 million. The partnership has been profitable for at least five years. The Company assumed a secondary guarantee on $12.0 million of the total partnership debt to obtain favorable financing terms. At December 31, 2004 and 2003 the Company's portion of the partnership equity was $(10.1) million and $(7.7) million, respectively, and was included in other liabilities. The negative equity is primarily due to cumulative partnership cash distributions exceeding partnership earnings. In the opinion of management, sufficient collateral exists in the event the Company is required to perform on the debt guarantee. See Note 15 for additional information.

The Company has a ten year contract for information systems application and infrastructure services from Keane, Inc. of Boston, Massachusetts. The contract became effec tive on February 1, 2004. The Company's total obligation under the contract for years 2004-2008 is approximately $64.5 million. See Note 16 for additional information.

NOTE 10 - ACQUISITION

On June 28, 2002, the Company entered into a Stock Purchase Agreement with Provident Mutual Life Insurance Company and Provident Mutual Holding Company (Provident) through NLCAP, its wholly-owned subsidiary. The Company acquired all of the issued and outstanding capital stock of Sigma American Corporation (Sigma), thereby acquiring Provident's partnership interest in Sentinel Management Company, Sentinel Advisory Company, Sentinel Administrative Services Company, and American Guaranty & Trust Company (AG&T).

The purchase price was $14.2 million in cash. The effect of the cash purchase was to reduce minority interest by $6.6 million, record asset related purchase accounting adjustments of $(3.9) million, and record intangible assets for the net present value of interests in various management, administrative, and service contracts of $11.5 million. The intangible assets acquired have indefinite useful lives and are assessed annually for impairment.

The Company agreed to pay Provident an annual fee equal to 0.50% of the average daily net assets of the funds for which 1717 Capital Management Company (1717 Capital) is the broker-dealer of record, a registered representative of 1717 Capital is the registered representative of record, or which are otherwise under AG&T management. This agreement is effective for the five years following the purchase date. The results of operations of Sigma are included in the consolidated statements of operations beginning June 28, 2002. Had the purchase been made January 1, 2001, pro-forma consolidated net income would have increased by approximately $.5 million in 2002. These pro-forma results are not necessarily indicative of the actual results that might have occurred had the Company owned all of Sigma since that date. (unaudited)

NOTE 11 - NATIONAL LIFE CLOSED BLOCK

The Company established and began operating the Closed Block on January 1, 1999. The Closed Block was established pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998, and includes traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flex premium annuities, and other related liabilities. The Closed Block's primary purpose is to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits, expenses and taxes. Such benefits include dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience. The assets and liabilities allocated to the Closed Block are recorded in the Company's financial statements on the same basis as other similar assets and liabilities. Based on current projections, Closed Block assets are sufficient to meet all future obligations. The Company remains contingently liable for all contractual benefits and expenses of the Closed Block.

If actual cumulative Closed Block earnings are greater than expected cumulative earnings, only the expected earnings will be recognized in net income of the Company. Actual cumulative earnings in excess of expected earnings represent undistributed earnings attributable to Closed Block policyholder s. These excess earnings are recorded as a policyholder dividend obligation (included in policyholders' dividend liability) to be paid to Closed Block policyholders unless offset by future results that are less than expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. A policyholder dividend obligation for distribution of accumulated excess earnings of $11.3 million and $17.1 million was required at December 31, 2004 and 2003, respectively. Similarly, unrealized gains and losses on Closed Block investments may increase (decrease) a policyholder dividend obligation liability. Unrealized gains in the Closed Block generated a policyholder dividend obligation of $155.0 million and $141.4 million at December 31, 2004 and 2003, respectively. These gains and their related policyholder dividend obligation and income tax offsets are included in other comprehensive income. The total policyholder dividend obligation included in policyholders' dividends liability at December 31, 2004 and 2003 was $166.3 million and $158.5 million, respectively.

Summarized financial information for the Closed Block effects included in the consolidated financial statements as of December 31, 2004 and 2003, and for the three years ended December 31, 2004, is as follows (in thousands):

                                                                                            2004              2003
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Policy liabilities and accruals                                                        $3,932,536        $3,967,596
  Other liabilities                                                                             356            10,351
---------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                    $3,932,892        $3,977,947
=====================================================================================================================

ASSETS:
  Cash and cash equivalents                                                              $    9,224        $   68,709
  Available-for-sale debt and equity securities                                           2,402,200         2,338,609
  Mortgage loans                                                                            432,670           430,461
  Policy loans                                                                              547,497           584,255
  Accrued investment income                                                                  46,561            49,222
  Premiums and fees receivable                                                               11,973            15,799
  Other assets                                                                              114,863           101,087
---------------------------------------------------------------------------------------------------------------------
    Total assets                                                                         $3,564,988        $3,588,142
=====================================================================================================================
Excess of reported closed block liabilities over closed block assets                     $  367,904        $  389,805
Closed block accumulated other comprehensive gain represented above                              --                --
---------------------------------------------------------------------------------------------------------------------
Maximum future earnings to be recognized from closed block assets and liabilities        $  367,904        $  389,805
=====================================================================================================================

                                                                             2004           2003           2002
------------------------------------------------------------------------------------------------------------------
REVENUES:
Premiums and other income                                                 $  255,941     $  272,103     $  281,272
Net investment income                                                        219,248        222,076        232,088
Net investment loss                                                           (1,924)        (1,559)       (10,468)
------------------------------------------------------------------------------------------------------------------
  Total revenues                                                             473,265        492,620        502,892
------------------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES:
(Decrease) increase in policy liabilities                                    (44,439)        50,922         42,430
Policy benefits                                                              343,187        250,013        259,451
Policyholders' dividends                                                     115,414        128,096        129,897
Interest credited to policyholder account liabilities                         11,664         11,099         12,317
Operating expenses                                                             9,730         12,697         12,913
Commission expenses                                                            4,015          3,946          5,873
------------------------------------------------------------------------------------------------------------------
  Total benefits and expenses                                                439,571        456,773        462,881
------------------------------------------------------------------------------------------------------------------
Pre-tax results of operations                                                 33,694         35,847         40,011
  Income taxes                                                                11,793         14,201         14,019
------------------------------------------------------------------------------------------------------------------
Closed block results of operations                                            21,901         21,646         25,992
Other comprehensive income:
  Unrealized loss                                                                 --             --           (700)
------------------------------------------------------------------------------------------------------------------
Total closed block comprehensive income                                   $   21,901     $   21,646     $   25,292
==================================================================================================================
Excess of reported closed block liabilities over closed block assets:
  Beginning of year                                                       $  389,805     $  411,451     $  436,743
    Closed block comprehensive income                                         21,901         21,646         25,292
------------------------------------------------------------------------------------------------------------------
End of year                                                               $  367,904     $  389,805     $  411,451
==================================================================================================================

Amortized cost of bonds held by the Closed Block at December 31, 2004 and 2003 were $2,233.1 million and $2,183.2 million, respectively. Mortgage valuation allowances on Closed Block mortgage loans were $0.9 million and $0.8 million at December 31, 2004 and 2003, respectively.

Participating insurance in force within the Closed Block was $11.1 billion and $11.9 billion at December 31, 2004 and 2003, respectively.

Many expenses related to Closed Block policies and operations, including amortization of policy acquisition costs, are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block presented above does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside the Closed Block are therefore disproportionate to the actual business outside the Closed Block.

NOTE 12 - REORGANIZATION INTO A MUTUAL HOLDING COMPANY CORPORATE STRUCTURE

On January 1, 1999, National Life converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure.

Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. Membership interests held by policyowners of National Life at December 31, 1998, were converted to membership interests in NLHC, a mutual insurance holding company created for this purpose. NLHC currently owns all the outstanding common stock class B shares of NLVF, a stock holding company created for this purpose, which in turn currently owns all the outstanding shares of National Life. NLHC currently has no assets, liabilities or operations other than that related to its ownership of NLVF's ou tstanding stock. NLVF has assets and operations in 2003 related to issuance of $200 million in senior notes and $20 million in trust preferred securities issued through a trust vehicle. See
Note 8 for more information. Prior to 2003, assets and operations had been limited to those related to investments funded by a 2002 dividend from National Life, and its ownership of National Life's outstanding stock. Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF.

This reorganization was approved by policyowners of National Life and was completed with the approval of the Commissioner of the Vermont Department of Banking, Insurance, Securities, and Health Care Administration (the Commissioner).

Under the provisions of the reorganization, National Life issued 2.5 million common stock $1 par shares to its parent, NLVF, as a transfer from retained earnings. There were no dividends paid or declared in 2004 or 2003 by National Life, NLVF, or NLHC. National Life declared and paid a $10 million dividend to its parent, NLVF, during 2002. There have been no distributions to members of NLHC. Dividends declared by National Life in excess of the lesser of ten percent of statutory surplus or statutory net gain from operations re quire pre-approval by the Commissioner. Statutory surplus was $542.4 million and $452.4 million at December 31, 2004 and 2003, respectively. Statutory net gain from operations was $62.6 million and $18.8 million in 2004 and 2003, respectively.

The New York Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the New York Insurance Law. No consideration is given by the New York Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

NOTE 13 - PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

Interest accrued on present value of future profits of insurance acquired (PVFP) was $4.0 million, $4.4 million, and $4.8 million for the three years ended December 31, 2004, 2003, and 2002, respectively. The Company holds PVFP attributable to two purchased blocks of insurance, the first attributed to an indir ect purchase of a two-thirds ownership interest in LSW in February 1996, the second attributed to the indirect purchase of the remaining third ownership interest in July 1999. The first block accrues interest at 5.88%; the second accrues interest at 5.30%. Amortization of PVFP was $8.4 million, $7.2 million, and $9.5 million for the three years ended December 31, 2004, 2003, and 2001, respectively. Projected amortization of PVFP during the next five years is as follows (in thousands):

                                              Projected
                        Year                Amortization
                      ----------------------------------
                        2005                  $ 7,767
                        2006                    7,243
                        2007                    6,743
                        2008                    6,249
                        2009                    5,749

Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised.

NOTE 14 - PARTICIPATING LIFE INSURANCE

Participating life insurance inforce was 81.5% and 76.5% of the face value of total insurance inforce at December 31, 2004 and 2003, respectively. The premiums on participating life insurance policies were 66.1%, 64.9%, and 63.9% of total individual life insuranc e premiums in 2004, 2003, and 2002, respectively.

NOTE 15 - NEW ACCOUNTING PRONOUNCEMENTS

In December 2003, the FASB revised Interpretation No. 46, "Consolidation of Variable Interest Entities -, interpretation of ARB No. 51" (FIN 46R). "Accounting Research Bulletin, No. 51, Consolidated Financial Statements" (ARB
51) states that consolidation is usually necessary when a company has a "controlling financial interest" in another company, a condition most commonly achieved through ownership of a majority voting interest. FIN 46R clarifies the application of ARB 51, to certain "variable interest entities" (VIE) and addresses consolidation by business enterprises of VIEs where the equity investment at risk is not sufficient to permit the entity to finance its activities without additional support, where the equity investors lack one or more characteristics of a controlling financial interest, or where the equity investors have v oting rights that are disproportionate to their economic interests. Companies adopting FIN 46R must first identify VIEs with which they are involved and then determine whether they require consolidation. A company is deemed the "primary beneficiary" of a VIE if it holds a majority of the VIE's variable interest, and is therefore required to consolidate the VIE. A company holding a significant variable interest in a VIE but not deemed the primary beneficiary is subject to certain disclosure requirements specified by FIN 46R. Application of FIN 46R to VIEs owned prior to December 31, 2003 will be required on January 1, 2005. Application of FIN 46R to VIEs entered into subsequent to December 31, 2003 was required immediately.

The Company has a 60% general partnership interest in Lake Carlton Arms, a 1,812-unit apartment complex in Florida. The fair value of the assets is $68.0 million and the total outstanding debt is $46.3 million. The Company assumed a secondary guarantee on $12.0 million of the total partn ership debt to obtain favorable financing terms. At December 31, 2004 and 2003 the Company's portion of the partnership equity was $(10.1) million and $(7.7) million, respectively, and was included in other liabilities. See Note 9 for more information. Management anticipates that adoption of FIN 46R will require consolidation of Lake Carlton Arms, with a corresponding increase in real estate investments, debt outstanding, and establishment of a receivable from the minority partner for withdrawals in exces s of accumulated earnings.

The Company created NL Group Statutory Trust I, a statutory trust company (STT), as a wholly-owned subsidiary of NLVF during 2003. STT issued $20 million in mandatorily redeemable trust preferred capital securities to a special purpose pool organized by a third party, NLVF then issued $20 million in notes to STT. The terms and conditions of these notes essentially match those of the notes issued by STT to the special purpose pool. See Note 8 for more information on the securities issued. STT is currently a consolidated entity within the Company's financial statements. Under the provisions of FIN 46R, management currently believes that the primary beneficiary of STT is the special purpose pool holding STT's trust preferred capital securities. Adoption of FIN 46R will therefore require deconsolidation of STT, with a corresponding increase of $0.6 million in the Company's available-for-sale equity securities and debt outstanding.

The Company is continuing to evaluate the potential impact of adopting FIN 46R on the Company's results of operations and financial position. Management believes adoption of FIN 46R will not have a material impact on the Company's consolidated financial position, results of operations or cash flows.

In May 2003, the FASB issued Statement of Financial Accounting Standards No. 150 "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" (FAS 150). This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Included in the provisions of FAS 150 is guidance on the classification of certain mandatorily redeemable securities. In November 2003, the FASB issued "FSP 150-3 Effective Date, Disclosures, and Transition for Mandatorily Redeemable Financial Instruments of Certain Nonpublic Entities and Certain Mandatorily Redeemable Noncontrolling Interests under FAS 150" (FSP 150-3). Under the terms of FSP 150-3, the provisions of FAS 150 have been indefinitely deferred pending further action by the FASB.

The Company previously issued $5 million in mandatorily redeemable preferred stock through a subsidiary of NLCAP. Dividend payments on the preferred stock are currently included in minority interests expense, and the preferred stock outstanding is included in minority interests. Under the provisions of FAS 150, if subsequently adopted by the FASB in its current form, the dividend payments on the preferred stock will become interest expense on debt and the preferred stock included in debt liabilities.

NOTE 16 - OUTSOURCING INFORMATION TECHNOLOGY ACTIVITIES

During December 2003, the Company substantially finalized agreements with Keane, Inc., an independent technology company with worldwide operations, to assume responsibility for the Company's software maintenance and development, and other technology related activities. The ten year agreement was signed in early 2004 and announced on January 14, 2004. Under the terms of the agreements, the 158 employees affected were offered positions with Keane effective February 1, 2004, and substa ntially all accepted. There were no termination or other special benefits provided to the affected employees by the Company, primarily due to the employee transition agreement established with Keane, and therefore no additional expenses were accrued at De cember 31, 2003. See Note 7 for information on pension and other defined benefit postretirement plan curtailments recorded in 2004.

NOTE 17 - ADOPTON OF SOP 03-01

In July 2003, the Accounting Standards Executive Committee issued SoP 03 -01, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SoP 03-1). SoP 03-01 provides guidance on accounting and reporting by insurance enterprises for certain nontraditional long-duration contracts and for separate accounts. It also provides guidance on accounting for guaranteed minimum death benefits and for determining the classification of reinsurance contracts as either primarily investment or insurance at inception. The Company adopted SOP 03-1 effective January 1, 2004. Pursuant to the adoption of SoP 03-1, the Company recorded an after-tax cumulative effect of ($1.4) million which consisted of $1.9 million of sales inducement assets and $4.0 million of sales inducement liabilities for various annuity products, offset by income tax effects of $0.7 million. See Note 2 for additional information.

                             NATIONAL VARIABLE LIFE
                                INSURANCE ACCOUNT

                              FINANCIAL STATEMENTS

                                    * * * * *

                                DECEMBER 31, 2004

PRICEWATERHOUSECOOPERS [LOGO]

--------------------------------------------------------------------------------
                                                      PRICEWATERHOUSECOOPERS LLP
                                                      125 High Streeet
                                                      Boston, MA 02110
                                                      Telephone (617) 530 5000
                                                      Facsimile (617) 530 5001


             Report of Independent Registered Public Accounting Firm


To the Board of Directors of National Life Insurance Company and Contractholders of National Variable Annuity Account II:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in allmaterial respects, the financial position of each of the sub-accounts constituting the National Variable Annuity Account II (a Separate Account of National Life Insurance company) (the Variable Account) at December 31, 2004, the results of each of their operations for the period then ended and the changes in each of their net assets for the periods ended December 31, 2004 and 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believer that our audits provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP
------------------------------
PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
April 15, 2005

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                            STATEMENTS OF NET ASSETS
                                DECEMBER 31, 2004

TOTAL ASSETS AND NET ASSETS:                                              VariTrak           Estate Provider      Benefit Provider
                                                                           Product               Product               Product
                                                                     -------------------   -------------------   -------------------
Investments in shares of mutual fund portfolios at market value      Accumulation   Unit   Accumulation   Unit   Accumulation   Unit
(policyholder accumulation units and unit value):                        Units     Value       Units     Value       Units     Value
------------------------------------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds
  Dynamics Fund               (a)                      $ 1,396,954    149,887.44    7.56     18,922.71    7.84     87,643.84    1.32
                                                       ===========
  Health Sciences Fund        (a)                      $ 2,345,655    226,740.87    9.27     20,241.52    9.61     26,737.50    1.87
                                                       ===========
  Technology Fund             (a)                      $ 1,469,958    324,400.29    4.25      8,129.74    4.41     43,954.80    1.23
                                                       ===========
Alger American Fund
  Growth Portfolio                                     $14,460,397    742,966.83   17.80     18,205.78    8.48     21,562.81   50.13
                                                       ===========
  Leveraged All Cap Portfolio                          $ 1,199,111    136,782.52    7.83      6,433.93    8.12     24,484.75    3.10
                                                       ===========
  Small Capitalization Portfolio                       $ 9,065,543    800,628.63   10.85     15,306.39    9.49      6,038.53   38.85
                                                       ===========
American Century Variable Portfolios
  Income & Growth Portfolio                            $ 5,163,572    283,639.63   11.86     40,755.48   12.44    170,429.76    7.58
                                                       ===========
  Inflation Protection                                 $   668,672     58,401.70   10.56         22.34   10.63     46,695.74    1.11
                                                       ===========
  Portfolio
  International Portfolio                              $ 1,003,894     85,955.45   11.33      2,656.84   11.40            --      --
                                                       ===========
  Ultra Portfolio                                      $    18,680      1,208.81   10.79        519.38   10.85            --      --
                                                       ===========
  Value Portfolio                                      $ 9,052,146    412,152.56   16.82     54,178.72   16.00    111,380.07   11.24
                                                       ===========
  Vista Portfolio                                      $ 1,057,019     94,855.05   10.84      2,659.72   10.90            --      --
                                                       ===========
Dreyfus Variable Investment Fund
  Appreciation Portfolio                               $   672,509     63,684.83   10.35      1,293.07   10.41            --      --
                                                       ===========
  Developing Leaders Portfolio                         $     5,150        471.27   10.93            --      --            --      --
                                                       ===========
  Quality Bond Portfolio                               $     7,997        765.22   10.45            --      --            --      --
                                                       ===========
  Socially Responsible Growth Fund                     $   296,786     34,543.04    7.11      1,580.56    7.37     15,700.20    2.53
                                                       ===========
Franklin Templeton Variable Insurance Products Trust
  Foreign Securities Fund                              $ 1,100,190     89,188.78   11.57      5,835.13   11.64            --      --
                                                       ===========
  Mutual Shares Securities Fund                        $    50,451      3,036.84   11.00      1,538.90   11.07            --      --
                                                       ===========
  Real Estate Fund                                     $   364,502     26,751.43   13.63            --      --            --      --
                                                       ===========
  Small Cap Fund                                       $    14,500        706.23   10.99        609.90   11.05            --      --
                                                       ===========
  Small Cap Value Securities Fund                      $   178,332     12,222.47   12.04      2,569.06   12.12            --      --
                                                       ===========
JP Morgan Series Trust II
  International Equity Portfolio                       $ 2,304,943    181,694.81   10.96     21,361.13   10.83      6,711.32   12.29
                                                       ===========
  Small Company Portfolio                              $ 1,924,996     95,738.75   15.12     30,801.30   13.35      3,545.02   18.56
                                                       ===========

(a) On October 15, 2004, INVESCO Dynamics Fund was renamed AIM Dynamics Fund, INVESCO Health Sciences Fund was renamed AIM Health Sciences Fund and INVESCO Technology Fund was renamed AIM Technology Fund.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                            STATEMENTS OF NET ASSETS
                                DECEMBER 31, 2004

TOTAL ASSETS AND NET ASSETS:                                              VariTrak           Estate Provider      Benefit Provider
                                                                           Product               Product               Product
                                                                     -------------------   -------------------   -------------------
Investments in shares of mutual fund portfolios at market value      Accumulation   Unit   Accumulation   Unit   Accumulation   Unit
(policyholder accumulation units and unit value):                        Units     Value       Units     Value       Units     Value
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Universal Institutional Funds
  Core Plus Fixed Income Portfolio                     $   106,021            --      --            --      --     75,091.85    1.41
                                                       ===========
  Emerging Markets Equity Portfolio                    $    78,248            --      --            --      --     60,484.25    1.29
                                                       ===========
  High Yield Portfolio                                 $    77,397            --      --            --      --     70,385.40    1.10
                                                       ===========
  US Real Estate Portfolio                             $   210,338            --      --            --      --     88,692.70    2.37
                                                       ===========
Neuberger Berman Advisors Management Trust
  Fasciano Portfolio                                   $   766,387     65,609.25   10.98      4,170.97   11.05            --      --
                                                       ===========
  Limited Maturity Portfolio                           $   976,496     94,061.07   10.00      3,544.38   10.06            --      --
                                                       ===========
  Mid Cap Growth Portfolio                             $     9,645        834.80   11.55            --      --            --      --
                                                       ===========
  Partners Portfolio                                   $ 1,947,758    116,225.23   12.40     38,299.23   11.95      2,150.33   22.98
                                                       ===========
Scudder Variable Series II
  Dreman High Return Equity Portfolio                  $    47,658      4,228.88   11.27            --      --            --      --
                                                       ===========
  Dreman Small Cap Value Portfolio                     $   707,841     57,126.80   11.97      2,013.79   12.04            --      --
                                                       ===========
Scudder VIT Funds
  EAFE Equity Index Fund                               $   302,751            --      --            --      --     27,672.56   10.94
                                                       ===========
  Equity 500 Index Fund                                $ 1,126,939            --      --            --      --     85,372.94   13.20
                                                       ===========
  Small Cap Index Fund                                 $   206,063            --      --            --      --     12,926.68   15.94
                                                       ===========
Sentinel Variable Products Trust
  Balanced Fund                                        $ 4,321,892    207,705.38   16.76     59,631.71   12.68      4,286.84   19.87
                                                       ===========
  Bond Fund                                            $ 5,100,289    285,907.34   15.60     39,416.35   14.56      4,554.53   14.76
                                                       ===========
  Common Stock Fund                                    $25,268,356  1,281,861.62   18.90     67,037.38   12.62     15,848.59   12.21
                                                       ===========
  Growth Index Fund                                    $ 1,306,921    138,475.98    7.83      3,573.38    8.13    240,587.83    0.80
                                                       ===========
  Mid Cap Growth Fund                                  $11,332,447    498,627.82   19.72     69,175.00   13.34     42,280.74   13.67
                                                       ===========
  Money Market Fund                                    $17,602,414    815,377.38   12.70    147,880.28   12.31  4,661,570.91    1.16
                                                       ===========
  Small Company Fund                                   $16,496,249    419,192.65   32.44     65,304.33   22.63     83,879.83   16.92
                                                       ===========
Strong Variable Insurance Funds
  Mid Cap Growth Fund II                               $ 7,561,771    530,164.34   11.99     51,305.09   13.00     30,530.93   17.57
                                                       ===========
  Opportunity Fund II                                  $ 3,979,718    184,194.54   16.21     29,614.02   15.79     15,065.90   34.97
                                                       ===========

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                            STATEMENTS OF NET ASSETS
                                DECEMBER 31, 2004

TOTAL ASSETS AND NET ASSETS:                                              VariTrak           Estate Provider      Benefit Provider
                                                                           Product               Product               Product
                                                                     -------------------   -------------------   -------------------
Investments in shares of mutual fund portfolios at market value      Accumulation   Unit   Accumulation   Unit   Accumulation   Unit
(policyholder accumulation units and unit value):                        Units     Value       Units     Value       Units     Value
------------------------------------------------------------------------------------------------------------------------------------
T Rowe Price Equity Series
  Blue Chip Growth Portfolio                           $ 1,054,992     91,320.77   10.82      6,124.23   10.89            --      --
                                                       ===========
  Equity Income Portfolio                              $   134,477      9,933.81   11.25      2,009.78   11.32            --      --
                                                       ===========
  Health Sciences Portfolio                            $   222,420     20,483.83   10.40        906.55   10.46            --      --
                                                       ===========
Variable Insurance Product Funds
  Contrafund Portfolio                                 $10,938,158    484,390.70   20.49     65,707.73   15.43            --      --
                                                       ===========
  Equity Income Portfolio                              $13,956,006    328,494.08   41.86     17,282.36   11.96            --      --
                                                       ===========
  Growth Portfolio                                     $17,379,797    408,020.27   38.74    134,876.87   11.65            --      --
                                                       ===========
  High Income Portfolio                                $ 5,813,198    190,561.43   27.48     59,905.24    9.63            --      --
                                                       ===========
  Index 500 Portfolio                                  $46,107,930  1,290,304.77   30.12    617,023.77   11.74            --      --
                                                       ===========
  Investment Grade Bond Portfolio                      $ 5,964,534    369,439.41   12.93     55,508.18   13.41    272,354.52    1.63
                                                       ===========
  Mid Cap Portfolio                                    $   624,489     50,320.39   12.30        428.67   12.38            --      --
                                                       ===========
  Overseas Portfolio                                   $11,285,322    438,568.50   23.28     67,802.24   10.26    188,650.48    2.02
                                                       ===========

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                               AIM VARIABLE      AIM VARIABLE      AIM VARIABLE         ALGER             ALGER
                                                 INSURANCE         INSURANCE         INSURANCE         AMERICAN          AMERICAN
                                                   FUNDS             FUNDS             FUNDS             FUND              FUND
                                               ------------      ------------      ------------      ------------      ------------
                                                                    HEALTH          TECHNOLOGY                           LEVERAGED
                                               DYNAMICS (A)      SCIENCES (A)           (A)             GROWTH            ALL CAP
                                               ------------      ------------      ------------      ------------      ------------
INVESTMENT INCOME:
  Dividend income                              $         --      $         --      $         --      $         --      $         --

EXPENSES:
  Mortality and expense risk
    and administrative charges                        9,761            17,825            11,406           117,993             9,332
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                         (9,761)          (17,825)          (11,406)         (117,993)           (9,332)
                                               ------------      ------------      ------------      ------------      ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --                --                --                --                --

  Net realized gain (loss) from shares sold          78,126           108,774           143,526          (697,600)           33,335

  Net unrealized appreciation (depreciation)
    on investments                                   81,058            50,123           (84,354)        1,429,134            58,361
                                               ------------      ------------      ------------      ------------      ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                        159,184           158,897            59,172           731,534            91,696
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    $    149,423      $    141,072      $     47,766      $    613,541      $     82,364
                                               ============      ============      ============      ============      ============

(a) On October 15, 2004, INVESCO Dynamics Fund was renamed AIM Dynamics Fund, INVESCO Health Sciences Fund was renamed AIM Health Sciences Fund and INVESCO Technology Fund was renamed AIM Technology Fund.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                   AMERICAN          AMERICAN          AMERICAN          AMERICAN
                                                   ALGER            CENTURY           CENTURY           CENTURY           CENTURY
                                                 AMERICAN          VARIABLE          VARIABLE          VARIABLE          VARIABLE
                                                   FUND           PORTFOLIOS        PORTFOLIOS        PORTFOLIOS        PORTFOLIOS
                                               ------------      ------------      ------------      ------------      ------------
                                                                                     INFLATION          INTER-
                                                                   INCOME &         PROTECTION         NATIONAL
                                                 SMALL CAP          GROWTH              (B)               (B)            ULTRA (B)
                                               ------------      ------------      ------------      ------------      ------------
INVESTMENT INCOME:
  Dividend income                              $         --      $     66,244      $      7,879      $         --      $         --

EXPENSES:
  Mortality and expense risk
    and administrative charges                       73,402            35,635             1,774             2,663                22
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                        (73,402)           30,609             6,105            (2,663)              (22)
                                               ------------      ------------      ------------      ------------      ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --                --                37                --                --

  Net realized gain (loss) from shares sold         146,659            47,672             1,908             4,470                (1)

  Net unrealized appreciation (depreciation)
    on investments                                1,152,051           473,994             7,491           106,105               969
                                               ------------      ------------      ------------      ------------      ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                      1,298,710           521,666             9,436           110,575               968
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    $  1,225,308      $    552,275      $     15,541      $    107,912      $        946
                                               ============      ============      ============      ============      ============

(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                 AMERICAN          AMERICAN           DREYFUS           DREYFUS           DREYFUS
                                                  CENTURY           CENTURY          VARIABLE          VARIABLE          VARIABLE
                                                 VARIABLE          VARIABLE         INVESTMENT        INVESTMENT        INVESTMENT
                                                PORTFOLIOS        PORTFOLIOS           FUND              FUND              FUND
                                               ------------      ------------      ------------      ------------      ------------
                                                                                   APPRECIATION       DEVELOPING         QUALITY
                                                  VALUE            VISTA (B)            (B)           LEADERS (B)        BOND (B)
                                               ------------      ------------      ------------      ------------      ------------
INVESTMENT INCOME:
  Dividend income                              $     76,175      $         --      $     10,721      $         10      $        114

EXPENSES:
  Mortality and expense risk
    and administrative charges                       62,331             2,951             2,040                10                20
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                         13,844            (2,951)            8,681                --                94
                                               ------------      ------------      ------------      ------------      ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                        59,090                --                --                --                --

  Net realized gain (loss) from shares sold         262,297            (1,495)              350                33                22

  Net unrealized appreciation (depreciation)
    on investments                                  692,492           106,416            17,063               211                85
                                               ------------      ------------      ------------      ------------      ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                      1,013,879           104,921            17,413               244               107
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    $  1,027,723      $    101,970      $     26,094      $        244      $        201
                                               ============      ============      ============      ============      ============

(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                   FRANKLIN          FRANKLIN          FRANKLIN          FRANKLIN
                                                                   TEMPLETON         TEMPLETON         TEMPLETON         TEMPLETON
                                                 DREYFUS           VARIABLE          VARIABLE          VARIABLE          VARIABLE
                                                 VARIABLE          INSURANCE         INSURANCE         INSURANCE         INSURANCE
                                                INVESTMENT         PRODUCTS          PRODUCTS          PRODUCTS          PRODUCTS
                                                   FUND              TRUST             TRUST             TRUST             TRUST
                                               ------------      ------------      ------------      ------------      ------------
                                                                                      MUTUAL
                                                 SOCIALLY          FOREIGN            SHARES
                                                RESPONSIBLE       SECURITIES        SECURITIES        REAL ESTATE       SMALL CAP
                                                  GROWTH              (B)               (B)               (B)               (B)
                                               ------------      ------------      ------------      ------------      ------------
INVESTMENT INCOME:
  Dividend income                              $      1,161      $        846      $         --      $         73      $         --

EXPENSES:
  Mortality and expense risk
    and administrative charges                        2,227             2,852                95               530                39
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                         (1,066)           (2,006)              (95)             (457)              (39)
                                               ------------      ------------      ------------      ------------      ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --                --                --                 6                --

  Net realized gain (loss)                            3,009             6,165                49             2,599               (55)
    from shares sold

  Net unrealized appreciation (depreciation)
    on investments                                   12,004           112,404             3,033            25,854               911
                                               ------------      ------------      ------------      ------------      ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                         15,013           118,569             3,082            28,459               856
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    $     13,947      $    116,563      $      2,987      $     28,002      $        817
                                               ============      ============      ============      ============      ============

(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                 FRANKLIN
                                                 TEMPLETON                                              MORGAN            MORGAN
                                                 VARIABLE                                               STANLEY           STANLEY
                                                 INSURANCE        JP MORGAN         JP MORGAN          UNIVERSAL         UNIVERSAL
                                                 PRODUCTS           SERIES            SERIES         INSTITUTIONAL     INSTITUTIONAL
                                                   TRUST           TRUST II          TRUST II            FUNDS             FUNDS
                                               ------------      ------------      ------------      ------------      ------------
                                                 SMALL CAP
                                                   VALUE                                                                 EMERGING
                                                SECURITIES       INTERNATIONAL         SMALL           CORE PLUS          MARKETS
                                                    (B)             EQUITY            COMPANY        FIXED INCOME         EQUITY
                                               ------------      ------------      ------------      ------------      ------------
INVESTMENT INCOME:
  Dividend income                              $         43      $     11,416      $         --      $      4,040      $        441

EXPENSES:
  Mortality and expense risk
  and administrative charges                            324            17,155            14,231               319               187
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                           (281)           (5,739)          (14,231)            3,721               254
                                               ------------      ------------      ------------      ------------      ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --                --                --               243                --

  Net realized gain (loss)                              765            75,203            93,460             1,845               391
    from shares sold

  Net unrealized appreciation (depreciation)
    on investments                                   13,896           265,744           326,001            (1,682)           13,972
                                               ------------      ------------      ------------      ------------      ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                         14,661           340,947           419,461               406            14,363
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    $     14,380      $    335,208      $    405,230      $      4,127      $     14,617
                                               ============      ============      ============      ============      ============

(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                  MORGAN            MORGAN          NEUBERGER         NEUBERGER         NEUBERGER
                                                  STANLEY           STANLEY           BERMAN            BERMAN            BERMAN
                                                 UNIVERSAL         UNIVERSAL         ADVISORS          ADVISORS          ADVISORS
                                               INSTITUTIONAL     INSTITUTIONAL      MANAGEMENT        MANAGEMENT        MANAGEMENT
                                                   FUNDS             FUNDS             TRUST             TRUST             TRUST
                                               ------------      ------------      ------------      ------------      ------------
                                                                    US REAL                             LIMITED          MID CAP
                                                HIGH YIELD          ESTATE         FASCIANO (B)      MATURITY (B)       GROWTH (B)
                                               ------------      ------------      ------------      ------------      ------------
INVESTMENT INCOME:
  Dividend income                              $      3,058      $      2,783      $         --      $     23,904      $         --

EXPENSES:
  Mortality and expense risk
    and administrative charges                          172               491             2,078             2,557                43
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                          2,886             2,292            (2,078)           21,347               (43)
                                               ------------      ------------      ------------      ------------      ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --             3,240             1,505                --                --

  Net realized gain (loss) from shares sold           1,104             2,293             4,006                74              (150)

  Net unrealized appreciation (depreciation)
    on investments                                    1,592            47,094            45,922           (21,644)            1,193
                                               ------------      ------------      ------------      ------------      ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                          2,696            52,627            51,433           (21,570)            1,043
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    $      5,582      $     54,919      $     49,355      $       (223)     $      1,000
                                               ============      ============      ============      ============      ============

(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                NEUBERGER
                                                  BERMAN
                                                 ADVISORS           SCUDDER           SCUDDER
                                                MANAGEMENT         VARIABLE          VARIABLE           SCUDDER           SCUDDER
                                                   TRUST           SERIES II         SERIES II         VIT FUNDS         VIT FUNDS
                                               ------------      ------------      ------------      ------------      ------------
                                                                    DREMAN            DREMAN
                                                                 HIGH RETURN         SMALL CAP           EAFE           EQUITY 500
                                                 PARTNERS         EQUITY (B)         VALUE (B)       EQUITY INDEX          INDEX
                                               ------------      ------------      ------------      ------------      ------------
INVESTMENT INCOME:
  Dividend income                              $        185      $         --      $         --      $      5,736      $     10,466

EXPENSES:
  Mortality and expense risk
    and administrative charges                       12,881                72             1,974               696             2,828
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                        (12,696)              (72)           (1,974)            5,040             7,638
                                               ------------      ------------      ------------      ------------      ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

Capital gains distributions                              --                --                --                --                --

Net realized gain (loss)                             37,942               346             6,462             9,980            13,086
  from shares sold

Net unrealized appreciation (depreciation)
  on investments                                    252,705             2,733            74,520            31,184            81,848
                                               ------------      ------------      ------------      ------------      ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                        290,647             3,079            80,982            41,164            94,934
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    $    277,951      $      3,007      $     79,008      $     46,204      $    102,572
                                               ============      ============      ============      ============      ============

(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                   SENTINEL          SENTINEL          SENTINEL          SENTINEL
                                                                   VARIABLE          VARIABLE          VARIABLE          VARIABLE
                                                  SCUDDER          PRODUCTS          PRODUCTS          PRODUCTS          PRODUCTS
                                                 VIT FUNDS           TRUST             TRUST             TRUST             TRUST
                                               ------------      ------------      ------------      ------------      ------------
                                                 SMALL CAP                                              COMMON            GROWTH
                                                   INDEX           BALANCED            BOND              STOCK             INDEX
                                               ------------      ------------      ------------      ------------      ------------
INVESTMENT INCOME:
  Dividend income                              $        658      $     88,223      $    226,070      $    241,311      $     17,185

EXPENSES:
  Mortality and expense risk
   and administrative charges                           470            34,014            41,161           201,982             9,352
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                            188            54,209           184,909            39,329             7,833
                                               ------------      ------------      ------------      ------------      ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

Capital gains distributions                              --           143,178            71,638                --                --

Net realized gain (loss)                             21,756           119,917            67,342           142,616            43,540
  from shares sold

Net unrealized appreciation (depreciation)
  on investments                                      9,273           (60,240)         (145,028)        1,798,268            (2,139)
                                               ------------      ------------      ------------      ------------      ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                         31,029           202,855            (6,048)        1,940,884            41,401
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    $     31,217      $    257,064      $    178,861      $  1,980,213      $     49,234
                                               ============      ============      ============      ============      ============


   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                 SENTINEL          SENTINEL          SENTINEL           STRONG            STRONG
                                                 VARIABLE          VARIABLE          VARIABLE          VARIABLE          VARIABLE
                                                 PRODUCTS          PRODUCTS          PRODUCTS          INSURANCE         INSURANCE
                                                   TRUST             TRUST             TRUST             FUNDS             FUNDS
                                               ------------      ------------      ------------      ------------      ------------
                                                                                                        MID CAP
                                                 MID CAP            MONEY              SMALL            GROWTH          OPPORTUNITY
                                                  GROWTH            MARKET            COMPANY           FUND II           FUND II
                                               ------------      ------------      ------------      ------------      ------------
INVESTMENT INCOME:
  Dividend income                                        $-      $    149,979      $     13,701      $         --      $         --

EXPENSES:
  Mortality and expense risk
    and administrative charges                       87,594           133,404           116,097            56,705            28,580
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                        (87,594)           16,575          (102,396)          (56,705)          (28,580)
                                               ------------      ------------      ------------      ------------      ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

Capital gains distributions                              --                --         1,402,897                --                --

Net realized gain (loss)                            307,572                --           798,750          (172,471)           65,920
  from shares sold

Net unrealized appreciation (depreciation)
  on investments                                    922,357                --           (65,109)        1,387,792           543,651
                                               ------------      ------------      ------------      ------------      ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                      1,229,929                --         2,136,538         1,215,321           609,571
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    $  1,142,335      $     16,575      $  2,034,142      $  1,158,616      $    580,991
                                               ============      ============      ============      ============      ============

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                  T ROWE            T ROWE            T ROWE           VARIABLE          VARIABLE
                                                  PRICE             PRICE             PRICE           INSURANCE         INSURANCE
                                                  EQUITY            EQUITY            EQUITY           PRODUCT           PRODUCT
                                                  SERIES            SERIES            SERIES            FUNDS             FUNDS
                                               ------------      ------------      ------------      ------------      ------------
                                                BLUE CHIP           EQUITY            HEALTH                              EQUITY
                                                GROWTH (B)        INCOME (B)       SCIENCES (B)       CONTRAFUND          INCOME
                                               ------------      ------------      ------------      ------------      ------------
INVESTMENT INCOME:
  Dividend income                              $      4,381      $        436      $         --      $     32,308      $    205,623

EXPENSES:
  Mortality and expense risk
    and administrative charges                        2,620               171               642            87,345           119,720
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                          1,761               265              (642)          (55,037)           85,903
                                               ------------      ------------      ------------      ------------      ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

Capital gains distributions                              --             1,081                --                --            49,121

Net realized gain (loss)                               (812)              163               (34)          403,301            33,433
  from shares sold

Net unrealized appreciation (depreciation)
  on investments                                     68,656             3,321            17,874         1,017,377         1,171,845
                                               ------------      ------------      ------------      ------------      ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                         67,844             4,565            17,840         1,420,678         1,254,399
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    $     69,605      $      4,830      $     17,198      $  1,365,641      $  1,340,302
                                               ============      ============      ============      ============      ============

(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                 VARIABLE          VARIABLE          VARIABLE          VARIABLE          VARIABLE
                                                INSURANCE         INSURANCE         INSURANCE         INSURANCE         INSURANCE
                                                 PRODUCT           PRODUCT           PRODUCT           PRODUCT           PRODUCT
                                                  FUNDS             FUNDS             FUNDS             FUNDS             FUNDS
                                               ------------      ------------      ------------      ------------      ------------
                                                                     HIGH                             INVESTMENT
                                                  GROWTH            INCOME           INDEX 500        GRADE BOND        MID CAP (B)
                                               ------------      ------------      ------------      ------------      ------------
INVESTMENT INCOME:
  Dividend income                              $     43,180      $    415,394      $    552,334      $    243,602      $         --

EXPENSES:
  Mortality and expense risk
    and administrative charges                      146,796            46,817           371,627            48,170             1,226
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                       (103,616)          368,577           180,707           195,432            (1,226)
                                               ------------      ------------      ------------      ------------      ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

Capital gains distributions                              --                --                --           175,222                --

Net realized gain (loss)                           (721,523)          130,342          (160,662)          (47,895)            4,208
  from shares sold

Net unrealized appreciation (depreciation)
  on investments                                  1,235,178           (46,367)        4,002,991          (117,672)           61,486
                                               ------------      ------------      ------------      ------------      ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                        513,655            83,975         3,842,329             9,655            65,694
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    $    410,039      $    452,552      $  4,023,036      $    205,087      $     64,468
                                               ============      ============      ============      ============      ============

(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                 VARIABLE
                                                 INSURANCE
                                                  PRODUCT
                                                   FUNDS
                                               ------------
                                                 OVERSEAS
                                               ------------
INVESTMENT INCOME:
  Dividend income                              $    119,595

EXPENSES:
  Mortality and expense risk
    and administrative charges                       90,853
                                               ------------
NET INVESTMENT INCOME (LOSS)                         28,742
                                               ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

Capital gains distributions                              --

Net realized gain (loss) from                        24,447
  shares sold

Net unrealized appreciation (depreciation)
  on investments                                  1,199,287
                                               ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                      1,223,734
                                               ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    $  1,252,476
                                               ============

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                               AIM VARIABLE      AIM VARIABLE      AIM VARIABLE          ALGER             ALGER
                                                 INSURANCE         INSURANCE         INSURANCE         AMERICAN          AMERICAN
                                                   FUNDS             FUNDS             FUNDS             FUND              FUND
                                               ------------      ------------      ------------      ------------      ------------
                                                                    HEALTH          TECHNOLOGY                           LEVERAGED
                                               DYNAMICS (A)      SCIENCES (A)           (A)             GROWTH            ALL CAP
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $     (9,761)     $    (17,825)     $    (11,406)     $   (117,993)     $     (9,332)

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --                --                --                --                --
  Net realized gain (loss) from shares sold          78,126           108,774           143,526          (697,600)           33,335
  Net unrealized appreciation (depreciation)
    on investments                                   81,058            50,123           (84,354)        1,429,134            58,361
                                               ------------      ------------      ------------      ------------      ------------
  Net realized and unrealized
    gain (loss) on investments                      159,184           158,897            59,172           731,534            91,696
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         149,423           141,072            47,766           613,541            82,364
                                               ------------      ------------      ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                              284,238           650,531           442,408         2,682,974           313,259
  Transfers between investment
    sub-accounts and general account, net           (63,587)           14,523           (27,131)         (337,534)          (35,536)
  Surrenders and lapses                             (38,222)          (44,404)          (70,401)         (922,173)          (39,541)
  Contract benefits                                      --                --                --           (71,114)               --
  Loan interest received                                849             1,904             3,232            24,530               580
  Transfers for policy loans                        (11,673)          (47,884)          (12,490)         (120,504)           (7,374)
  Contract charges                                 (113,937)         (225,298)         (155,652)       (1,200,983)         (114,389)
  Other                                                (388)             (211)             (336)             (739)             (102)
                                               ------------      ------------      ------------      ------------      ------------
  Total net accumulation unit transactions           57,280           349,161           179,630            54,457           116,897
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets                   206,703           490,233           227,396           667,998           199,261

Net assets, beginning of period                   1,190,251         1,855,422         1,242,562        13,792,399           999,850
                                               ------------      ------------      ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $  1,396,954      $  2,345,655      $  1,469,958      $ 14,460,397      $  1,199,111
                                               ============      ============      ============      ============      ============

(a) On October 15, 2004, INVESCO Dynamics Fund was renamed AIM Dynamics Fund, INVESCO Health Sciences Fund was renamed AIM Health Sciences Fund and INVESCO Technology Fund was renamed AIM Technology Fund.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                   AMERICAN          AMERICAN          AMERICAN          AMERICAN
                                                   ALGER            CENTURY           CENTURY           CENTURY           CENTURY
                                                 AMERICAN          VARIABLE          VARIABLE          VARIABLE          VARIABLE
                                                   FUND           PORTFOLIOS        PORTFOLIOS        PORTFOLIOS        PORTFOLIOS
                                               ------------      ------------      ------------      ------------      ------------
                                                                                    INFLATION
                                                                   INCOME &         PROTECTION      INTERNATIONAL
                                                 SMALL CAP          GROWTH              (B)               (B)            ULTRA (B)
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $    (73,402)     $     30,609      $      6,105      $     (2,663)     $        (22)

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --                --                37                --                --
  Net realized gain (loss) from shares sold         146,659            47,672             1,908             4,470                (1)
  Net unrealized appreciation (depreciation)
    on investments                                1,152,051           473,994             7,491           106,105               969
                                               ------------      ------------      ------------      ------------      ------------
  Net realized and unrealized
    gain (loss) on investments                    1,298,710           521,666             9,436           110,575               968
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                       1,225,308           552,275            15,541           107,912               946
                                               ------------      ------------      ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                            1,430,729         1,012,520           112,155           128,707             3,125
  Transfers between investment
    sub-accounts and general account, net          (567,807)         (271,630)          524,933           797,952            15,368
  Surrenders and lapses                            (345,873)         (188,937)           (2,558)          (10,990)              (20)
  Contract benefits                                 (48,480)           (1,860)               --                --                --
  Loan interest received                             18,992             1,988               210               486                --
  Transfers for policy loans                       (124,369)          (27,054)              (58)            4,356                --
  Contract charges                                 (692,740)         (393,932)          (21,365)          (24,575)             (738)
  Other                                               2,909            (1,235)              (30)               46                (1)
                                               ------------      ------------      ------------      ------------      ------------
  Total net accumulation unit transactions         (326,639)          129,860           613,287           895,982            17,734
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets                   898,669           682,135           628,828         1,003,894            18,680

Net assets, beginning of period                   8,166,874         4,481,437            39,844                --                --
                                               ------------      ------------      ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $  9,065,543      $  5,163,572      $    668,672      $  1,003,894      $     18,680
                                               ============      ============      ============      ============      ============


(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                 AMERICAN          AMERICAN           DREYFUS           DREYFUS           DREYFUS
                                                  CENTURY           CENTURY          VARIABLE          VARIABLE          VARIABLE
                                                 VARIABLE          VARIABLE         INVESTMENT        INVESTMENT        INVESTMENT
                                                PORTFOLIOS        PORTFOLIOS           FUND              FUND              FUND
                                               ------------      ------------      ------------      ------------      ------------
                                                                                   APPRECIATION       DEVELOPING          QUALITY
                                                   VALUE           VISTA (B)            (B)           LEADERS (B)         BOND (B)
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $     13,844      $     (2,951)     $      8,681      $         --      $         94

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                        59,090                --                --                --                --
  Net realized gain (loss) from shares sold         262,297            (1,495)              350                33                22
  Net unrealized appreciation (depreciation)
    on investments                                  692,492           106,416            17,063               211                85
                                               ------------      ------------      ------------      ------------      ------------
  Net realized and unrealized
    gain (loss) on investments                    1,013,879           104,921            17,413               244               107
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                       1,027,723           101,970            26,094               244               201
                                               ------------      ------------      ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                            1,568,562           144,902            66,607               603             1,744
  Transfers between investment
    sub-accounts and general account, net           580,312           850,961           607,761             4,645             6,912
  Surrenders and lapses                            (466,523)          (13,409)          (10,863)               --                --
  Contract benefits                                    (338)               --                --                --                --
  Loan interest received                              6,420                --                50                --                --
  Transfers for policy loans                        (49,250)               --               (64)               --                --
  Contract charges                                 (649,287)          (28,109)          (17,028)             (369)             (859)
  Other                                                (996)              704               (48)               27                (1)
                                               ------------      ------------      ------------      ------------      ------------
  Total net accumulation unit transactions          988,900           955,049           646,415             4,906             7,796
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets                 2,016,623         1,057,019           672,509             5,150             7,997

Net assets, beginning of period                   7,035,523                --                --                --                --
                                               ------------      ------------      ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $  9,052,146      $  1,057,019      $    672,509      $      5,150      $      7,997
                                               ============      ============      ============      ============      ============


(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                   FRANKLIN          FRANKLIN          FRANKLIN          FRANKLIN
                                                                   TEMPLETON         TEMPLETON         TEMPLETON         TEMPLETON
                                                  DREYFUS          VARIABLE          VARIABLE          VARIABLE          VARIABLE
                                                 VARIABLE          INSURANCE         INSURANCE         INSURANCE         INSURANCE
                                                INVESTMENT         PRODUCTS          PRODUCTS          PRODUCTS          PRODUCTS
                                                   FUND              TRUST             TRUST             TRUST             TRUST
                                               ------------      ------------      ------------      ------------      ------------
                                                                                      MUTUAL
                                                 SOCIALLY           FOREIGN           SHARES
                                               RESPONSIBLE        SECURITIES        SECURITIES       REAL ESTATE        SMALL CAP
                                                  GROWTH              (B)               (B)               (B)               (B)
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $     (1,066)     $     (2,006)     $        (95)     $       (457)     $        (39)

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --                --                --                 6                --
  Net realized gain (loss) from shares sold           3,009             6,165                49             2,599               (55)
  Net unrealized appreciation (depreciation)
    on investments                                   12,004           112,404             3,033            25,854               911
                                               ------------      ------------      ------------      ------------      ------------
  Net realized and unrealized
    gain (loss) on investments                       15,013           118,569             3,082            28,459               856
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                          13,947           116,563             2,987            28,002               817
                                               ------------      ------------      ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                               99,266           133,378             4,732            26,040             2,845
  Transfers between investment
    sub-accounts and general account, net            15,948           881,872            43,808           317,322            12,477
  Surrenders and lapses                             (30,739)          (10,621)               --              (794)               --
  Contract benefits                                  (9,865)               --                --                --                --
  Loan interest received                                 31               333                --                --                --
  Transfers for policy loans                            (97)            3,873                --              (231)               --
  Contract charges                                  (32,208)          (25,353)           (1,077)           (5,899)           (1,640)
  Other                                                 (62)              145                 1                62                 1
                                               ------------      ------------      ------------      ------------      ------------
  Total net accumulation unit transactions           42,274           983,627            47,464           336,500            13,683
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets                    56,221         1,100,190            50,451           364,502            14,500

Net assets, beginning of period                     240,565                --                --                --                --
                                               ------------      ------------      ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $    296,786      $  1,100,190      $     50,451      $    364,502      $     14,500
                                               ============      ============      ============      ============      ============

(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                 FRANKLIN
                                                 TEMPLETON                                              MORGAN            MORGAN
                                                 VARIABLE                                               STANLEY           STANLEY
                                                 INSURANCE         JP MORGAN         JP MORGAN         UNIVERSAL         UNIVERSAL
                                                 PRODUCTS           SERIES            SERIES         INSTITUTIONAL     INSTITUTIONAL
                                                   TRUST           TRUST II          TRUST II            FUNDS             FUNDS
                                               ------------      ------------      ------------      ------------      ------------
                                                 SMALL CAP
                                                   VALUE                                                                 EMERGING
                                                SECURITIES        INTERNATIONAL        SMALL           CORE PLUS          MARKETS
                                                    (B)              EQUITY           COMPANY        FIXED INCOME         EQUITY
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $       (281)     $     (5,739)     $    (14,231)     $      3,721      $        254

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --                --                --               243                --
  Net realized gain (loss) from shares sold             765            75,203            93,460             1,845               391
  Net unrealized appreciation (depreciation)
    on investments                                   13,896           265,744           326,001            (1,682)           13,972
                                               ------------      ------------      ------------      ------------      ------------
  Net realized and unrealized
    gain (loss) on investments                       14,661           340,947           419,461               406            14,363
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                          14,380           335,208           405,230             4,127            14,617
                                               ------------      ------------      ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                               19,191           476,610           306,894            15,345             3,277
  Transfers between investment
    sub-accounts and general account, net           149,327            24,975           (51,739)          (36,917)               65
  Surrenders and lapses                                (405)         (139,543)         (149,674)               --                --
  Contract benefits                                      --                --                --                --                --
  Loan interest received                                 --             1,221               836                --                --
  Transfers for policy loans                             --           (16,210)           (7,664)               --                --
  Contract charges                                   (4,160)         (189,053)         (150,657)           (1,469)           (1,335)
  Other                                                  (1)             (190)             (485)             (150)             (129)
                                               ------------      ------------      ------------      ------------      ------------
  Total net accumulation unit transactions          163,952           157,810           (52,489)          (23,191)            1,878
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets                   178,332           493,018           352,741           (19,064)           16,495

Net assets, beginning of period                          --         1,811,925         1,572,255           125,085            61,753
                                               ------------      ------------      ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $    178,332      $  2,304,943      $  1,924,996      $    106,021      $     78,248
                                               ============      ============      ============      ============      ============

(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                  MORGAN            MORGAN           NEUBERGER         NEUBERGER         NEUBERGER
                                                  STANLEY           STANLEY           BERMAN            BERMAN            BERMAN
                                                 UNIVERSAL         UNIVERSAL         ADVISORS          ADVISORS          ADVISORS
                                               INSTITUTIONAL     INSTITUTIONAL      MANAGEMENT        MANAGEMENT        MANAGEMENT
                                                   FUNDS             FUNDS             TRUST             TRUST             TRUST
                                               ------------      ------------      ------------      ------------      ------------
                                                                    US REAL                            LIMITED           MID CAP
                                                HIGH YIELD          ESTATE         FASCIANO (B)      MATURITY (B)       GROWTH (B)
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $      2,886      $      2,292      $     (2,078)     $     21,347      $        (43)

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --             3,240             1,505                --                --
  Net realized gain (loss) from shares sold           1,104             2,293             4,006                74              (150)
  Net unrealized appreciation (depreciation)
    on investments                                    1,592            47,094            45,922           (21,644)            1,193
                                               ------------      ------------      ------------      ------------      ------------
  Net realized and unrealized
    gain (loss) on investments                        2,696            52,627            51,433           (21,570)            1,043
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                           5,582            54,919            49,355              (223)            1,000
                                               ------------      ------------      ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                               10,399             7,605            76,495           162,753             5,790
  Transfers between investment
    sub-accounts and general account, net            18,091             6,990           661,523           845,351             3,128
  Surrenders and lapses                                  --                --            (9,002)           (5,201)               --
  Contract benefits                                      --                --                --                --                --
  Loan interest received                                 --                --               449               428                --
  Transfers for policy loans                             --                --             4,805             3,332                --
  Contract charges                                   (1,713)           (7,853)          (17,442)          (29,938)             (312)
  Other                                                (117)             (193)              204                (6)               39
                                               ------------      ------------      ------------      ------------      ------------
  Total net accumulation unit transactions           26,660             6,549           717,032           976,719             8,645
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets                    32,242            61,468           766,387           976,496             9,645

Net assets, beginning of period                      45,155           148,870                --                --                --
                                               ------------      ------------      ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $     77,397      $    210,338      $    766,387      $    976,496      $      9,645
                                               ============      ============      ============      ============      ============


(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                NEUBERGER
                                                  BERMAN
                                                 ADVISORS           SCUDDER           SCUDDER
                                                MANAGEMENT         VARIABLE          VARIABLE           SCUDDER           SCUDDER
                                                   TRUST           SERIES II         SERIES II         VIT FUNDS         VIT FUNDS
                                               ------------      ------------      ------------      ------------      ------------
                                                                    DREMAN            DREMAN
                                                                 HIGH RETURN         SMALL CAP           EAFE           EQUITY 500
                                                 PARTNERS         EQUITY (B)         VALUE (B)       EQUITY INDEX          INDEX
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $    (12,696)     $        (72)     $     (1,974)     $      5,040      $      7,638

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --                --                --                --                --
  Net realized gain (loss) from shares sold          37,942               346             6,462             9,980            13,086
  Net unrealized appreciation (depreciation)
    on investments                                  252,705             2,733            74,520            31,184            81,848
                                               ------------      ------------      ------------      ------------      ------------
  Net realized and unrealized
    gain (loss) on investments                      290,647             3,079            80,982            41,164            94,934
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         277,951             3,007            79,008            46,204           102,572
                                               ------------      ------------      ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                              327,818            12,643            61,870            35,902           134,101
  Transfers between investment
    sub-accounts and general account, net            81,174            33,424           594,275            12,173           (14,661)
  Surrenders and lapses                             (34,598)               --           (10,500)          (24,224)          (72,249)
  Contract benefits                                      --                --                --                --                --
  Loan interest received                              1,444                --                --                --                --
  Transfers for policy loans                         (6,511)               --                --                --                --
  Contract charges                                 (132,819)           (1,447)          (17,028)           (7,239)          (24,208)
  Other                                                (333)               31               216              (325)           (1,230)
                                               ------------      ------------      ------------      ------------      ------------
  Total net accumulation unit transactions          236,175            44,651           628,833            16,287            21,753
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets                   514,126            47,658           707,841            62,491           124,325

Net assets, beginning of period                   1,433,632                --                --           240,260         1,002,614
                                               ------------      ------------      ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $  1,947,758      $     47,658      $    707,841      $    302,751      $  1,126,939
                                               ============      ============      ============      ============      ============

(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                   SENTINEL          SENTINEL          SENTINEL          SENTINEL
                                                                   VARIABLE          VARIABLE          VARIABLE          VARIABLE
                                                  SCUDDER          PRODUCTS          PRODUCTS          PRODUCTS          PRODUCTS
                                                 VIT FUNDS           TRUST             TRUST             TRUST             TRUST
                                               ------------      ------------      ------------      ------------      ------------
                                                 SMALL CAP                                              COMMON            GROWTH
                                                   INDEX           BALANCED            BOND              STOCK             INDEX
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $        188      $     54,209      $    184,909      $     39,329      $      7,833

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --           143,178            71,638                --                --
  Net realized gain (loss) from shares sold          21,756           119,917            67,342           142,616            43,540
  Net unrealized appreciation (depreciation)
    on investments                                    9,273           (60,240)         (145,028)        1,798,268            (2,139)
                                               ------------      ------------      ------------      ------------      ------------
  Net realized and unrealized
    gain (loss) on investments                       31,029           202,855            (6,048)        1,940,884            41,401
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                          31,217           257,064           178,861         1,980,213            49,234
                                               ------------      ------------      ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                               37,410           819,166         1,114,516         4,324,951           245,102
  Transfers between investment
    sub-accounts and general account, net             1,988           222,833           (22,610)        1,274,105           246,375
  Surrenders and lapses                             (35,713)          (76,966)         (264,103)       (1,151,151)          (43,329)
  Contract benefits                                      --                --              (642)          (16,111)               --
  Loan interest received                                 --             7,140             5,119            38,705             1,326
  Transfers for policy loans                             --           (29,516)          (89,721)         (321,051)           (5,744)
  Contract charges                                   (2,276)         (449,847)         (436,482)       (2,061,972)          (92,455)
  Other                                                (322)              172               133               591            14,159
                                               ------------      ------------      ------------      ------------      ------------
  Total net accumulation unit transactions            1,087           492,982           306,210         2,088,067           365,434
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets                    32,304           750,046           485,071         4,068,280           414,668

Net assets, beginning of period                     173,759         3,571,846         4,615,218        21,200,076           892,253
                                               ------------      ------------      ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $    206,063      $  4,321,892      $  5,100,289      $ 25,268,356      $  1,306,921
                                               ============      ============      ============      ============      ============

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                 SENTINEL          SENTINEL          SENTINEL           STRONG            STRONG
                                                 VARIABLE          VARIABLE          VARIABLE          VARIABLE          VARIABLE
                                                 PRODUCTS          PRODUCTS          PRODUCTS          INSURANCE         INSURANCE
                                                   TRUST             TRUST             TRUST             FUNDS             FUNDS
                                               ------------      ------------      ------------      ------------      ------------
                                                                                                        MID CAP
                                                 MID CAP            MONEY              SMALL            GROWTH          OPPORTUNITY
                                                  GROWTH            MARKET            COMPANY           FUND II           FUND II
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $    (87,594)     $     16,575      $   (102,396)     $    (56,705)     $    (28,580)

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --                --         1,402,897                --                --
  Net realized gain (loss) from shares sold         307,572                --           798,750          (172,471)           65,920
  Net unrealized appreciation (depreciation)
    on investments                                  922,357                --           (65,109)        1,387,792           543,651
                                               ------------      ------------      ------------      ------------      ------------
  Net realized and unrealized
    gain (loss) on investments                    1,229,929                --         2,136,538         1,215,321           609,571
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                       1,142,335            16,575         2,034,142         1,158,616           580,991
                                               ------------      ------------      ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                            2,035,187        10,674,883         2,942,361         1,530,125           745,882
  Transfers between investment
    sub-accounts and general account, net           300,995        (7,479,579)        1,238,037          (420,450)         (188,087)
  Surrenders and lapses                            (381,506)       (1,241,097)         (592,825)         (389,227)         (167,864)
  Contract benefits                                 (14,099)          (11,296)             (663)           (7,891)             (336)
  Loan interest received                             11,177            26,908            13,597             8,819             1,986
  Transfers for policy loans                        (99,382)          139,086          (127,944)          (69,274)          (29,598)
  Contract charges                                 (883,456)       (2,047,288)       (1,120,378)         (636,427)         (306,088)
  Other                                              15,292            (4,133)           13,960            (2,287)           (1,414)
                                               ------------      ------------      ------------      ------------      ------------
  Total net accumulation unit transactions          984,208            57,484         2,366,145            13,388            54,481
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets                 2,126,543            74,059         4,400,287         1,172,004           635,472

Net assets, beginning of period                   9,205,904        17,528,355        12,095,962         6,389,767         3,344,246
                                               ------------      ------------      ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $ 11,332,447      $ 17,602,414      $ 16,496,249      $  7,561,771      $  3,979,718
                                               ============      ============      ============      ============      ============

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                  T ROWE            T ROWE            T ROWE           VARIABLE          VARIABLE
                                                  PRICE             PRICE             PRICE           INSURANCE         INSURANCE
                                                  EQUITY            EQUITY            EQUITY           PRODUCT           PRODUCT
                                                  SERIES            SERIES            SERIES            FUNDS             FUNDS
                                               ------------      ------------      ------------      ------------      ------------
                                                BLUE CHIP           EQUITY            HEALTH                              EQUITY
                                                GROWTH (B)        INCOME (B)       SCIENCES (B)       CONTRAFUND          INCOME
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $      1,761      $        265      $       (642)     $    (55,037)     $     85,903

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --             1,081                --                --            49,121
  Net realized gain (loss) from shares sold            (812)              163               (34)          403,301            33,433
  Net unrealized appreciation (depreciation)
    on investments                                   68,656             3,321            17,874         1,017,377         1,171,845
                                               ------------      ------------      ------------      ------------      ------------
  Net realized and unrealized
    gain (loss) on investments                       67,844             4,565            17,840         1,420,678         1,254,399
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                          69,605             4,830            17,198         1,365,641         1,340,302
                                               ------------      ------------      ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                              143,252             9,178            28,152         1,882,770         2,039,542
  Transfers between investment
    sub-accounts and general account, net           866,501           122,880           186,695            80,831          (390,761)
  Surrenders and lapses                              (6,006)             (391)           (3,500)         (570,318)         (930,581)
  Contract benefits                                      --                --                --           (12,968)           (1,778)
  Loan interest received                              1,036                --                --            12,327            25,135
  Transfers for policy loans                          8,721                --                --          (119,984)         (108,082)
  Contract charges                                  (28,143)           (2,021)           (6,223)         (884,807)       (1,207,803)
  Other                                                  26                 1                98              (391)             (707)
                                               ------------      ------------      ------------      ------------      ------------
  Total net accumulation unit transactions          985,387           129,647           205,222           387,460          (575,035)
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets                 1,054,992           134,477           222,420         1,753,101           765,267

Net assets, beginning of period                          --                --                --         9,185,057        13,190,739
                                               ------------      ------------      ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $  1,054,992      $    134,477      $    222,420      $ 10,938,158      $ 13,956,006
                                               ============      ============      ============      ============      ============

(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                 VARIABLE          VARIABLE          VARIABLE          VARIABLE          VARIABLE
                                                INSURANCE         INSURANCE         INSURANCE         INSURANCE         INSURANCE
                                                 PRODUCT           PRODUCT           PRODUCT           PRODUCT           PRODUCT
                                                  FUNDS             FUNDS             FUNDS             FUNDS             FUNDS
                                               ------------      ------------      ------------      ------------      ------------
                                                                     HIGH                             INVESTMENT
                                                  GROWTH            INCOME           INDEX 500        GRADE BOND        MID CAP (B)
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $   (103,616)     $    368,577      $    180,707      $    195,432      $     (1,226)

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --                --                --           175,222                --
  Net realized gain (loss) from shares sold        (721,523)          130,342          (160,662)          (47,895)            4,208
  Net unrealized appreciation (depreciation)
    on investments                                1,235,178           (46,367)        4,002,991          (117,672)           61,486
                                               ------------      ------------      ------------      ------------      ------------
  Net realized and unrealized
    gain (loss) on investments                      513,655            83,975         3,842,329             9,655            65,694
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         410,039           452,552         4,023,036           205,087            64,468
                                               ------------      ------------      ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                            3,097,940         1,115,883         8,939,234         1,419,847            51,869
  Transfers between investment
    sub-accounts and general account, net          (433,253)           66,513        (1,421,319)         (261,513)          523,415
  Surrenders and lapses                            (671,511)         (186,369)       (2,428,419)         (526,419)           (3,500)
  Contract benefits                                 (47,308)             (647)          (36,227)               --                --
  Loan interest received                             27,402             4,232            41,429             8,571                --
  Transfers for policy loans                       (198,286)          (57,865)         (667,895)          (57,919)               (4)
  Contract charges                               (1,454,365)         (471,746)       (3,988,357)         (579,076)          (11,959)
  Other                                                (565)              913            (4,256)             (920)              200
                                               ------------      ------------      ------------      ------------      ------------
  Total net accumulation unit transactions          320,054           470,914           434,190             2,571           560,021
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets                   730,093           923,466         4,457,226           207,658           624,489

Net assets, beginning of period                  16,649,704         4,889,732        41,650,704         5,756,876                --
                                               ------------      ------------      ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $ 17,379,797      $  5,813,198      $ 46,107,930      $  5,964,534      $    624,489
                                               ============      ============      ============      ============      ============

(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                 VARIABLE
                                                 INSURANCE
                                                  PRODUCT
                                                   FUNDS
                                               ------------
                                                 OVERSEAS
                                               ------------
NET INVESTMENT INCOME (LOSS)                   $     28,742

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --
  Net realized gain (loss) from shares sold          24,447
  Net unrealized appreciation (depreciation)
    on investments                                1,199,287
                                               ------------
  Net realized and unrealized
    gain (loss) on investments                    1,223,734
                                               ------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                     1,252,476
                                               ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                            1,792,721
  Transfers between investment
    sub-accounts and general account, net          (489,035)
  Surrenders and lapses                            (506,152)
  Contract benefits                                 (17,985)
  Loan interest received                             20,078
  Transfers for policy loans                       (161,765)
  Contract charges                                 (860,951)
  Other                                              (1,562)
                                               ------------
  Total net accumulation unit transactions         (224,651)
                                               ------------
Increase (decrease) in net assets                 1,027,825

Net assets, beginning of period                  10,257,497
                                               ------------
NET ASSETS, END OF PERIOD                      $ 11,285,322
                                               ============

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                                                       AMERICAN           AMERICAN
                                                  ALGER             ALGER             ALGER             CENTURY            CENTURY
                                                 AMERICAN          AMERICAN          AMERICAN          VARIABLE           VARIABLE
                                                   FUND              FUND              FUND           PORTFOLIOS         PORTFOLIOS
                                               ------------      ------------      ------------      ------------      ------------
                                                                   LEVERAGED                           INCOME &          INFLATION
                                                  GROWTH            ALL CAP          SMALL CAP          GROWTH          PROTECTION
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $    (97,884)     $     (5,784)     $    (57,946)     $     21,824      $        652

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --                --                --                --                --
  Net realized gain (loss) from shares sold      (2,013,361)          (44,855)       (1,408,403)         (229,979)             (188)
  Net unrealized appreciation (depreciation)
    on investments                                5,546,702           249,874         3,788,953         1,160,040             1,028
                                               ------------      ------------      ------------      ------------      ------------
Net realized and unrealized
  gain (loss) on investments                      3,533,341           205,019         2,380,550           930,061               840
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                       3,435,457           199,235         2,322,604           951,885             1,492
                                               ------------      ------------      ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                            2,854,780           320,721         1,542,941           809,331                --
  Transfers between investment
    sub-accounts and general account, net           (40,688)          136,170            (7,016)          197,309            38,571
  Surrenders and lapses                            (535,493)          (16,073)         (402,508)         (210,415)               --
  Contract benefits                                  (7,502)             (529)           (3,702)             (451)               --
  Loan interest received                             22,836               388            13,749             1,558                --
  Transfers for policy loans                       (193,302)           (6,739)         (157,551)          (16,577)               --
  Contract charges                               (1,229,542)          (96,817)         (685,739)         (361,723)             (190)
  Other                                              (2,165)              319               830            (1,019)              (29)
                                               ------------      ------------      ------------      ------------      ------------
    Total net accumulation unit transactions        868,924           337,440           301,004           418,013            38,352
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets                 4,304,381           536,675         2,623,608         1,369,898            39,844

Net assets, beginning of period                   9,488,018           463,175         5,543,266         3,111,539                --
                                               ------------      ------------      ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $ 13,792,399      $    999,850      $  8,166,874      $  4,481,437      $     39,844
                                               ============      ============      ============      ============      ============

    The accompanying notes are an integral part of these financial statements

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                 AMERICAN           DREYFUS          GARTMORE          GARTMORE           INVESCO
                                                  CENTURY          VARIABLE          VARIABLE          VARIABLE          VARIABLE
                                                 VARIABLE         INVESTMENT         INSURANCE         INSURANCE        INVESTMENT
                                                PORTFOLIOS           FUND              TRUST             TRUST             FUNDS
                                               ------------      ------------      ------------      ------------      ------------
                                                                   SOCIALLY
                                                                  RESPONSIBLE          BOND             MANAGED
                                                   VALUE            GROWTH         PORTFOLIO (C)     PORTFOLIO (C)       DYNAMICS
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $     17,230      $     (1,110)     $    280,268      $     89,604      $     (6,051)

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --                --            42,391               605                --
  Net realized gain (loss) from shares sold        (133,527)          (10,984)          (85,033)         (221,578)          (46,590)
  Net unrealized appreciation (depreciation)
    on investments                                1,561,642            53,007          (241,663)          325,110           301,068
                                               ------------      ------------      ------------      ------------      ------------
Net realized and unrealized
  gain (loss) on investments                      1,428,115            42,023          (284,305)          104,137           254,478
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                       1,445,345            40,913            (4,037)          193,741           248,427
                                               ------------      ------------      ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                            1,356,721            62,046           581,403           548,526           249,378
  Transfers between investment
    sub-accounts and general account, net           366,332            32,077        (4,194,651)       (2,898,496)          368,209
  Surrenders and lapses                            (171,833)           (4,577)          (71,291)          (52,136)          (48,632)
  Contract benefits                                  (5,234)           (2,219)               --                --                --
  Loan interest received                              3,416                --             1,050             1,499               154
  Transfers for policy loans                        (36,575)           (1,992)          (10,909)          (84,579)          (17,964)
  Contract charges                                 (552,481)          (26,054)         (255,595)         (240,370)          (98,604)
  Other                                                (545)               65              (213)               71               130
                                               ------------      ------------      ------------      ------------      ------------
    Total net accumulation unit transactions        959,801            59,346        (3,950,206)       (2,725,485)          452,671
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets                 2,405,146           100,259        (3,954,243)       (2,531,744)          701,098

Net assets, beginning of period                   4,630,377           140,306         3,954,243         2,531,744           489,153
                                               ------------      ------------      ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $  7,035,523      $    240,565      $         --      $         --      $  1,190,251
                                               ============      ============      ============      ============      ============

(c) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003

    The accompanying notes are an integral part of these financial statements

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                                                                          MORGAN
                                                  INVESCO           INVESCO                                               STANLEY
                                                 VARIABLE          VARIABLE          JP MORGAN         JP MORGAN         UNIVERSAL
                                                INVESTMENT        INVESTMENT          SERIES            SERIES         INSTITUTIONAL
                                                   FUNDS             FUNDS           TRUST II          TRUST II            FUNDS
                                               ------------      ------------      ------------      ------------      ------------
                                                                                                                         CORE PLUS
                                                  HEALTH                           INTERNATIONAL         SMALL             FIXED
                                                 SCIENCES         TECHNOLOGY          EQUITY            COMPANY           INCOME
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $    (11,246)     $     (7,113)     $        681      $     (8,412)     $       (157)

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --                --                --                --               754
  Net realized gain (loss) from shares sold         (83,394)         (161,971)         (118,617)          (53,762)              375
  Net unrealized appreciation (depreciation)
    on investments                                  439,872           469,727           542,811           447,209             3,476
                                               ------------      ------------      ------------      ------------      ------------
Net realized and unrealized
  gain (loss) on investments                        356,478           307,756           424,194           393,447             4,605
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         345,232           300,643           424,875           385,035             4,448
                                               ------------      ------------      ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                              549,495           350,746           413,745           289,829            15,834
  Transfers between investment
    sub-accounts and general account, net           137,758           209,789            11,115            28,460            21,749
  Surrenders and lapses                             (27,822)          (44,008)         (129,885)          (24,680)               --
  Contract benefits                                     (60)               --                --                --                --
  Loan interest received                              1,209             2,400               693               572                --
  Transfers for policy loans                        (15,882)           (6,598)           (9,225)          (10,651)               --
  Contract charges                                 (189,354)         (129,603)         (158,456)         (146,267)           (1,535)
  Other                                                 (11)             (399)             (193)              362               (64)
                                               ------------      ------------      ------------      ------------      ------------
    Total net accumulation unit transactions        455,333           382,327           127,794           137,625            35,984
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets                   800,565           682,970           552,669           522,660            40,432

Net assets, beginning of period                   1,054,857           559,592         1,259,256         1,049,595            84,653
                                               ------------      ------------      ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $  1,855,422      $  1,242,562      $  1,811,925      $  1,572,255      $    125,085
                                               ============      ============      ============      ============      ============

    The accompanying notes are an integral part of these financial statements

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                  MORGAN            MORGAN            MORGAN           NEUBERGER
                                                  STANLEY           STANLEY           STANLEY           BERMAN
                                                 UNIVERSAL         UNIVERSAL         UNIVERSAL         ADVISORS
                                               INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL      MANAGEMENT          SCUDDER
                                                   FUNDS             FUNDS             FUNDS             TRUST           VIT FUNDS
                                               ------------      ------------      ------------      ------------      ------------
                                                 EMERGING                                                                  EAFE
                                                  MARKETS                             US REAL                             EQUITY
                                                  EQUITY           HIGH YIELD         ESTATE           PARTNERS            INDEX
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $       (103)     $       (100)     $       (273)     $     (7,082)     $      7,368

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --                --                --                --                --
  Net realized gain (loss) from shares sold             (72)              290              (186)          (63,329)            2,521
  Net unrealized appreciation (depreciation)
    on investments                                   20,486            10,163            40,777           401,080            48,772
                                               ------------      ------------      ------------      ------------      ------------
Net realized and unrealized
  gain (loss) on investments                         20,414            10,453            40,591           337,751            51,293
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                          20,311            10,353            40,318           330,669            58,661
                                               ------------      ------------      ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                                2,696             7,680             3,892           304,256            36,281
  Transfers between investment
    sub-accounts and general account, net               134             1,200             2,144            66,603            76,132
  Surrenders and lapses                                  --            (9,836)               --           (27,962)          (27,437)
  Contract benefits                                      --                --                --                --                --
  Loan interest received                                 --                --                --             1,336                --
  Transfers for policy loans                             --                --                --            (7,149)               --
  Contract charges                                   (1,035)           (2,296)           (5,955)         (114,324)          (11,699)
  Other                                                   2                 1               (76)             (355)              (14)
                                               ------------      ------------      ------------      ------------      ------------
    Total net accumulation unit transactions          1,797            (3,251)                5           222,405            73,263
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets                    22,108             7,102            40,323           553,074           131,924

Net assets, beginning of period                      39,645            38,053           108,547           880,558           108,336
                                               ------------      ------------      ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $     61,753      $     45,155      $    148,870      $  1,433,632      $    240,260
                                               ============      ============      ============      ============      ============

    The accompanying notes are an integral part of these financial statements

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                                     SENTINEL          SENTINEL          SENTINEL
                                                                                     VARIABLE          VARIABLE          VARIABLE
                                                  SCUDDER           SCUDDER          PRODUCTS          PRODUCTS          PRODUCTS
                                                 VIT FUNDS         VIT FUNDS           TRUST             TRUST             TRUST
                                               ------------      ------------      ------------      ------------      ------------
                                                EQUITY 500         SMALL CAP         BALANCED                             COMMON
                                                   INDEX             INDEX              (C)            BOND (C)            STOCK
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $      8,940      $        957      $     17,405      $     66,637      $     12,997

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --                --            49,402            44,631                --
  Net realized gain (loss) from shares sold         (37,647)            3,409            18,537            15,361          (738,518)
  Net unrealized appreciation (depreciation)
    on investments                                  245,440            46,735           367,170            90,662         5,460,779
                                               ------------      ------------      ------------      ------------      ------------
Net realized and unrealized
  gain (loss) on investments                        207,793            50,144           435,109           150,654         4,722,261
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         216,733            51,101           452,514           217,291         4,735,258
                                               ------------      ------------      ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                              132,932            37,585           287,085           471,187         3,765,781
  Transfers between investment
    sub-accounts and general account, net            26,659             9,197         3,069,013         4,225,682           558,139
  Surrenders and lapses                            (162,223)          (42,479)          (26,941)          (92,413)         (551,424)
  Contract benefits                                      --                --                --                --            (4,250)
  Loan interest received                                 --                --             1,595             2,084            22,737
  Transfers for policy loans                             --                --           (35,946)          (29,208)         (319,857)
  Contract charges                                  (39,295)          (12,514)         (175,778)         (179,250)       (1,798,543)
  Other                                                (358)              198               304              (155)           (1,569)
                                               ------------      ------------      ------------      ------------      ------------
    Total net accumulation unit transactions        (42,285)           (8,013)        3,119,332         4,397,927         1,671,014
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets                   174,448            43,088         3,571,846         4,615,218         6,406,272

Net assets, beginning of period                     828,166           130,671                --                --        14,793,804
                                               ------------      ------------      ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $  1,002,614      $    173,759      $  3,571,846      $  4,615,218      $ 21,200,076
                                               ============      ============      ============      ============      ============

(c) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003

   The accompanying notes are an integral part of these financial statements

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                 SENTINEL          SENTINEL          SENTINEL          SENTINEL           STRONG
                                                 VARIABLE          VARIABLE          VARIABLE          VARIABLE          VARIABLE
                                                 PRODUCTS          PRODUCTS          PRODUCTS          PRODUCTS          INSURANCE
                                                   TRUST             TRUST             TRUST             TRUST             FUNDS
                                               ------------      ------------      ------------      ------------      ------------
                                                                                                                          MID CAP
                                                  GROWTH            MID CAP            MONEY             SMALL            GROWTH
                                                   INDEX            GROWTH            MARKET            COMPANY           FUND II
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $      2,119      $    (57,399)     $     18,106      $    (59,970)     $    (42,775)

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --                --                --             6,826                --
  Net realized gain (loss) from shares sold         (33,562)         (590,067)               --           145,220        (1,199,556)
  Net unrealized appreciation (depreciation)
    on investments                                  168,316         3,152,631                --         3,088,298         2,798,938
                                               ------------      ------------      ------------      ------------      ------------
Net realized and unrealized
  gain (loss) on investments                        134,754         2,562,564                --         3,240,344         1,599,382
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         136,873         2,505,165            18,106         3,180,374         1,556,607
                                               ------------      ------------      ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                              239,764         1,868,773         9,857,242         2,320,214         1,595,830
  Transfers between investment
    sub-accounts and general account, net           221,956           261,339        (4,183,924)          262,709          (173,745)
  Surrenders and lapses                              (2,431)         (294,424)         (882,466)         (513,147)         (266,333)
  Contract benefits                                      --           (20,376)          (18,678)          (21,202)          (11,024)
  Loan interest received                                991             9,365            22,941             9,816             4,178
  Transfers for policy loans                         (3,703)          (83,344)         (104,059)          (76,862)         (147,009)
  Contract charges                                  (74,312)         (795,360)       (2,010,744)         (931,638)         (655,076)
  Other                                                (131)             (312)          (10,084)              351               760
                                               ------------      ------------      ------------      ------------      ------------
    Total net accumulation unit transactions        382,134           945,661         2,670,228         1,050,241           347,581
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets                   519,007         3,450,826         2,688,334         4,230,615         1,904,188

Net assets, beginning of period                     373,246         5,755,078        14,840,021         7,865,347         4,485,579
                                               ------------      ------------      ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $    892,253      $  9,205,904      $ 17,528,355      $ 12,095,962      $  6,389,767
                                               ============      ============      ============      ============      ============

    The accompanying notes are an integral part of these financial statements

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                  STRONG           VARIABLE          VARIABLE          VARIABLE          VARIABLE
                                                 VARIABLE         INSURANCE         INSURANCE         INSURANCE         INSURANCE
                                                 INSURANCE         PRODUCT           PRODUCT           PRODUCT           PRODUCT
                                                   FUNDS            FUNDS             FUNDS             FUNDS             FUNDS
                                               ------------      ------------      ------------      ------------      ------------
                                               OPPORTUNITY                           EQUITY                                HIGH
                                                 FUND II          CONTRAFUND         INCOME             GROWTH            INCOME
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $    (16,816)     $    (28,365)     $     98,197      $    (77,982)     $    244,552

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --                --                --                --                --
  Net realized gain (loss) from shares sold        (416,858)         (451,323)         (795,946)       (2,882,776)         (257,411)
  Net unrealized appreciation (depreciation)
    on investments                                1,307,930         2,397,154         3,669,491         6,813,875           972,569
                                               ------------      ------------      ------------      ------------      ------------
Net realized and unrealized
  gain (loss) on investments                        891,072         1,945,831         2,873,545         3,931,099           715,158
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         874,256         1,917,466         2,971,742         3,853,117           959,710
                                               ------------      ------------      ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                              729,460         1,830,237         2,179,275         3,341,415           957,424
  Transfers between investment
    sub-accounts and general account, net          (164,222)           20,396          (461,610)          134,688           162,041
  Surrenders and lapses                            (112,294)         (416,443)         (536,597)         (692,499)         (149,177)
  Contract benefits                                  (2,453)           (6,334)             (776)          (45,694)               --
  Loan interest received                              1,016            11,389            23,193            21,145             3,113
  Transfers for policy loans                        (30,466)          (73,713)         (133,714)         (187,255)          (38,296)
  Contract charges                                 (279,862)         (819,788)       (1,214,844)       (1,443,427)         (421,982)
  Other                                                (234)           (1,046)            9,525               690               (19)
                                               ------------      ------------      ------------      ------------      ------------
    Total net accumulation unit transactions        140,945           544,698          (135,548)        1,129,063           513,104
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets                 1,015,201         2,462,164         2,836,194         4,982,180         1,472,814

Net assets, beginning of period                   2,329,045         6,722,893        10,354,545        11,667,524         3,416,918
                                               ------------      ------------      ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $  3,344,246      $  9,185,057      $ 13,190,739      $ 16,649,704      $  4,889,732
                                               ============      ============      ============      ============      ============

    The accompanying notes are an integral part of these financial statements

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                 VARIABLE          VARIABLE          VARIABLE
                                                INSURANCE         INSURANCE         INSURANCE
                                                 PRODUCT           PRODUCT           PRODUCT
                                                  FUNDS             FUNDS             FUNDS
                                               ------------      ------------      ------------
                                                                  INVESTMENT
                                                INDEX 500         GRADE BOND         OVERSEAS
                                               ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $    226,558      $    155,669      $     (2,813)

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --            68,896                --
  Net realized gain (loss) from shares sold      (3,376,546)          109,807        (1,326,130)
  Net unrealized appreciation (depreciation)
    on investments                               11,777,623          (104,476)        4,364,627
                                               ------------      ------------      ------------
Net realized and unrealized
  gain (loss) on investments                      8,401,077            74,227         3,038,497
                                               ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                       8,627,635           229,896         3,035,684
                                               ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                            8,979,168         1,393,550         1,724,272
  Transfers between investment
    sub-accounts and general account, net          (163,512)          359,998           (13,693)
  Surrenders and lapses                          (1,721,385)         (350,054)         (350,539)
  Contract benefits                                 (28,843)             (874)           (4,196)
  Loan interest received                             38,199             4,669            12,291
  Transfers for policy loans                        (62,952)          (34,609)         (176,403)
  Contract charges                               (3,808,582)         (561,014)         (792,949)
  Other                                              (2,550)             (600)             (312)
                                               ------------      ------------      ------------
    Total net accumulation unit transactions      3,229,543           811,066           398,471
                                               ------------      ------------      ------------
Increase (decrease) in net assets                11,857,178         1,040,962         3,434,155

Net assets, beginning of period                  29,793,526         4,715,914         6,823,342
                                               ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $ 41,650,704      $  5,756,876      $ 10,257,497
                                               ============      ============      ============

    The accompanying notes are an integral part of these financial statements

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Variable Life Insurance Account (the Variable Account) began operations on March 11, 1996 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of National Life Insurance Company (National Life). The Variable Account was established by National Life as a separate investment account to invest the net premiums received from the sale of certain variable life insurance products. Equity Services, Inc., an indirect wholly -owned subsidiary of National Life, is the principal underwriter for the variable life insurance policies issued by National Life. Sentinel Advisors Company, an indirectly -owned subsidiary of National Life, provides investment advisory services for mutual fund portfolios within the Sentinel Variable Products Trust
(SVPT), and for the SVPT Money Market Fund.

National Life maintains three products within the Variable Account. The VariTrak Product was established on March 11, 1996 and is used exclusively for National Life's flexible premium variable life insurance products known collectively as VariTrak. On May 1, 1998, National Life established the Estate Provider Product to be used exclusively for National Life's flexible premium variable life insurance products known collectively as Estate Provider. On February 12, 1999, National Life established the Benefit Provider Product to be used exclusively for National Life's flexible premium variable universal life policy known collectively as Benefit Provider.

The Variable Account invests the accumulated policyholder account values in shares of mutual fund portfolios within AIM Variable Insurance Funds, Alger American Fund, American Century Variable Portfolios (ACVP), Dreyfus Variable Investment Fund, Franklin Templeton Variable Insurance Products Trust, JP Morgan Series Trust II, Morgan Stanley Universal Institutional Funds, Neuberger Berman Advisors Management Trust, Scudder Variable Series II, Scudder VIT Funds, SVPT, Strong Variable Insurance Funds , T Rowe Price Equity Series, and Fidelity Variable Insurance Products Fund (VIPF). Net premiums received by the Variable Account are deposited in investment portfolios as designated by the policyholder, except for initial net premiums on new policies, which are first invested in the SVPT Money Market Fund. Policyholders may also direct the allocations of their account value between the various in vestment portfolios within the Variable Account and a declared interest account (within the General Account of National Life) through participant transfers.

There are fifty -six sub-accounts within the Variable Account as of December 31, 2004. Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated policyholder account values of the underlying variable life insurance policies and variable universal life policies investing in the sub-account.

On October 15, 2004, INVESCO Dynamics Fund was renamed AIM Dynamics Fund, INVESCO Health Sciences Fund was renamed AIM Health Sciences Fund, and INVESCO Technology Fund was renamed AIM Technology Fund.

On April 25, 2003, two investment portfolios of the Market Street Fund, Inc
(MSF) were merged into two series of the Gartmore Variable Insurance Trust
(GVIT). The GVIT Government Bond Fund and JP Morgan GVIT Balanced Fund replaced the Market Street Bond Fund and Market Street Managed Fund, respectively.

Subsequently, on August 1, 2003, certain mutual fund substitutions were completed. The Company replaced the balance of mutual fund portfolios within GVIT with newly created funds of the SVPT. The SVPT Bond Fund and SVPT Balanced Fund replaced the GVIT Government Bond Fund and JP Morgan GVIT Balanced Fund, respectively. The investment portfolios within GVIT are no longer available to policyholders. See Note 8 for additional information on substitutions.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed in the preparation of the financial statements.

INVESTMENTS

The mutual fund portfolios consist of the AIM Dynamics Fund, AIM Health Sciences Fund, AIM Technology Fund, Alger American Growth Portfolio, Alger American Leveraged AllCap Portfolio, Alger American Small Capitalization Portfolio, ACVP Income & Growth Portfolio, ACVP Inflation Protection Portfolio, ACVP International Portfolio, ACVP Ultra Portfolio, ACVP Value Portfolio, ACVP Vista Portfolio, Dreyfus Appreciation Portfolio, Dreyfus Developing Leaders Portfolio, Dreyfus Quality Bond Portfolio, Dreyfus Socially Responsible Growth Fund, Franklin Templeton Foreign Securities Fund, Franklin Templeton Mutual Shares Securities Fund, Franklin Templeton Real Estate Fund, Franklin Templeton Small Cap Fund, Franklin Templeton Small Cap Value Securities Fund, JP Morgan International Equity Portfolio, JP Morgan Small Company Portfolio, Morgan Stanley Core Plus Fixed Income Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, Morgan Stanley High Yield Portfolio, Morgan Stanley US Real Estate Portfolio, Neuberger Berman Fasciano Portfolio, Neuberger Berman Limited Maturity Portfolio, Neuberger Berman Mid Cap Growth Portfolio, Neuberger Berman Partners Portfolio, Scudder Dreman High Return Equity Portfolio, Scudder Dreman Small Cap Value Portfolio, Scudder EAFE Equity Index Fund, Scudder Equity 500 Index Fund, Scudder Small Cap Index Fund, SVPT Balanced Fund, SVPT Bond Fund, SVPT Common Stock Fund, SVPT Growth Index Fund, SVPT Mid Cap Growth Fund, SVPT Money Market Fund, SVPT Small Company Fund, Strong Mid Cap Growth Fund II, Strong Opportunity Fund II, T Rowe Price Blue Chip Growth Portfolio, T Rowe Price Equity Income Portfolio, T Rowe Price Health Sciences Portfolio, VIPF Contrafund Portfolio, VIPF Equity Income Portfolio, VIPF Growth Portfolio, VIPF High Income Portfolio, VIPF Index 500 Portfolio, VIPF Investment Grade Bond Portfolio, VIPF Mid Cap Portfolio and VIPF Overseas Portfolio. The assets of each portfolio are held separate from the assets of the other portfolios and each has dif ferent investment objectives and policies. Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

INVESTMENT VALUATION

The investments in the Portfolios are valued at the closing net asset value per share as determined by the portfolio at the end of each period. The change in the difference between cost and market value is reflected as unrealized gain
(loss) in the Statements of Operations.

INVESTMENT TRANSACTIONS

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and capital gain distributions are recorded on the ex -dividend date. The cost of investments sold is determined using the first in, first out method (FIFO).

PARTICIPANT TRANSACTIONS

Policyholders may allocate amounts in their individual accounts to variable investment options and to the guaranteed interest account of the Company's General Account. Participant deposits are reduced by applicable deductions, charges and state premium taxes. Transfers between funds and the guaranteed interest account, net, are amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account.

Surrenders, lapses and contract benefits are payments to participants and beneficiaries made under the terms of the contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if applicable, are included in transfers for contract benefits and terminations and represent deferred contingent withdrawal charges that apply to certain withdrawals under the contracts. Included in contract charges are administrative, cost of insurance, and other variable charges deducted monthly from the contracts.

FEDERAL INCOME TAXES

The operations of the Variable Account are part of, and taxed with, the total operations of National Life. Under existing federal income tax law, investment income and capital gains attributable to the Variable Account are not taxed.

RECLASSIFICATIONS

Certain amounts presented for the prior years were reclassified to conform with the presentation used in the current year.

NOTE 3 - CHARGES AND EXPENSES

The SVPT mutual fund portfolios are managed by an affiliate of National Life. During the year ended December 31, 2004, management fees were paid directly by the sub-accounts to the affiliate investment manager. The advisory agreement provides for fees ranging from .25% to .55% based on individual portfolios and average daily net assets. The investment manager currently waives all or a portion of its management fees for some of the sub -accounts. The effective advisory fee rates paid by the sub-accounts in 2004, after taking these waivers into account, range from 0% to .39%. The investment manager expects to waive all or a portion of its management fees for some of the sub -accounts in 2005.

The following tables describe the fees and expenses assessed when buying, owni ng and surrendering a Policy within each product of the Variable Account. Such charges reimburse the Company for the insurance and other benefits provided, its assumption of mortality and expense risks, and account administration. The mortality risk assu med is that the insureds under the policies may die sooner than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies may exceed expected levels.

------------------------------------------------------------------------------------------------------------------
                                     CHARGES AND DEDUCTIONS - VARITRAK PRODUCT
------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF CHARGE     WHEN CHARGE IS DEDUCTED       AMOUNT DEDUCTED             HOW DEDUCTED
------------------------------------------------------------------------------------------------------------------
Premium Tax Charge        Upon receipt of premium       3.25% of each premium       Deducted from Premium Payment
                          payment                       payment (2.0% for
                                                        qualified employee
                                                        benefitplans)
------------------------------------------------------------------------------------------------------------------
Surrender Charge          Upon surrender or lapse of    $0 - $2 per $1000 of        Deducted from Accumulated
                          the Policy in Years 1-15,     initial or increased        Value upon Surrender or Lapse
                          or the 15 Policy Years        Face Amount
                          Policy Years following
                          an increase in Face Amount
------------------------------------------------------------------------------------------------------------------
Deferred Sales Charge     Upon surrender or lapse of    $1.10 to $37.75 per $1000   Deducted from Accumulated
                          the Policy during the         of initial or Increased     Value upon Surrender or Lapse
                          first 15 Policy Years         Face Amount
                          or following an increase
                          in Face Amount
------------------------------------------------------------------------------------------------------------------
Withdrawal Fees           Upon making a withdrawal      Lesser of 2% of amount      Deducted from Withdrawal
                                                        withdrawn or $25            Amount
------------------------------------------------------------------------------------------------------------------
Transfer Fees             Upon making a transfer        $25 per transfer in         Deducted from Transfer
                                                        excess of 5 transfers in    Amount
                                                        any one Policy Year
------------------------------------------------------------------------------------------------------------------
Loan Interest Spread      At the end of each Policy     1.3% - 2% annually of       Unit Liquidation from Account
                          Year, or upon death,          amount held as Collateral   Value
                          surrender or lapse, if
                          earlier
------------------------------------------------------------------------------------------------------------------
Projection Report Charge  At the time Report is         $25 maximum in New York,    Unit Liquidation from Account
                          requested                      no maximum elsewhere       Value
------------------------------------------------------------------------------------------------------------------
Cost of Insurance         On the Date of Issue of       Varies based on age of      Unit Liquidation from Account
                          the Policy and on each        Insured and Duration        Value
                          Monthly Policy Date           of Policy
------------------------------------------------------------------------------------------------------------------
Mortality and Expense     Deducted Daily                Annual rate of 0.90% of     Deducted from sub-accounts as
Risk Fees                                               the average daily net       a Reduction in Unit Value
                                                        assets of each subaccount
                                                        of the Separate Account
------------------------------------------------------------------------------------------------------------------
Administrative Fees       On the Date of Issue of       $7.50 per month, plus       Unit liquidation from Account
                          the Policy and on each        $0.07 per $1000 of Face     Value
                          Monthly Policy Date           Amount
------------------------------------------------------------------------------------------------------------------
Riders                    On the Date of Issue of       Amount varies depending     Unit liquidation from Account
                          the Policy and on each        on the specifics of the     Value
                          Monthly Policy Date           Policy
------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                 CHARGES AND DEDUCTIONS - ESTATE PROVIDER PRODUCT
----------------------------------------------------------------------------------------------------------------
DESCRIPTION OF CHARGE        WHEN CHARGE IS DEDUCTED     AMOUNT DEDUCTED               HOW DEDUCTED
----------------------------------------------------------------------------------------------------------------
Premium Expense Charge       Upon receipt of Premium     7.40% - 10.40% depending      Deducted from Premium
                             Payment                     on Policy Year                Payment
----------------------------------------------------------------------------------------------------------------
Surrender Charge             Upon surrender or lapse     Based on Joint Age at issue
                             before the end of Policy    or time of increase; Level    Deducted from
                             Year 10, or the ten years   up to 5 years, declines       Accumulated Value upon
                             after an increase in the    thereafter each month by      Surrender or Lapse
                             Basic Coverage              1/60 of initial surrender
                                                         charge
----------------------------------------------------------------------------------------------------------------
Cost of Insurance Charge     On the Date of Issue of     Varies based on Net           Unit Liquidation from
                             the Policy and on each      amount at Risk, age of the    Account Value
                             Monthly Policy Date         insureds and other factors
----------------------------------------------------------------------------------------------------------------
Variable Account Charge      On the Date of Issue of     0.75% - 0.90% in Policy       Unit Liquidation from
                             the Policy and on each      Years 1 - 10; 0.25% -         Account Value
                             Monthly Policy Date         0.35% after Policy Year 10
                                                         $15.00 plus $0.08 per
----------------------------------------------------------------------------------------------------------------
                             On the Date of Issue of     $1000 of basic coverage in    Unit Liquidation from
Administrative Charge        the Policy and on each      Policy Years 1 - 10; $7.50    Account Value
                             Monthly Policy Date         after Policy Year 10
----------------------------------------------------------------------------------------------------------------
                             Upon making a               The lesser of 2% of the       Deducted from the
Withdrawal Charge            Withdrawal                  Withdrawal amount or $25      Withdrawal amount
----------------------------------------------------------------------------------------------------------------
                             Upon making a Transfer      Currently no charge is        Deducted from the Transfer
Transfer Charge                                          assessed                      amount
----------------------------------------------------------------------------------------------------------------
Projection Report Charge     At the time Report is       Determined at time Report     Pro-Rata Unit Liquidation
                             is requested                requested                     from Account Value
----------------------------------------------------------------------------------------------------------------
                             On the Date of Issue of     Amount varies depending       Unit Liquidation from
Riders                       the Policy and on each      on the specifics of the       Account Value
                             Monthly Policy Date         Policy
----------------------------------------------------------------------------------------------------------------

                                CHARGES AND DEDUCTIONS - BENEFIT PROVIDER PRODUCT
--------------------------------------------------------------------------------------------------------------
DESCRIPTION OF CHARGE      WHEN CHARGE IS DEDUCTED    AMOUNT DEDUCTED                  HOW DEDUCTED
--------------------------------------------------------------------------------------------------------------
Distribution Charge        Upon receipt of Premium    5% - 13% of Premiums paid        Deducted from Premium
                           Payment                    during the Policy Year up to     Payment
                                                      the Target Premium, plus 2.5%
                                                      - 5% of Premiums paid in
                                                      excess of the Target Premium
--------------------------------------------------------------------------------------------------------------
Premium Tax Charge         Upon receipt of Premium    2% - 3.5%, Amount varies by      Deducted from Premium
                           Payment                    State; 4% for certain cities     Payment
                                                      in South Carolina and 12%
                                                      for certain jurisdictions in
                                                      Kentucky
--------------------------------------------------------------------------------------------------------------
Cost of Insurance          On the Date of Issue of    Varies based on age of           Unit liquidation from
                           the Policy and on each     Insured and Duration of the      Account Value
                           Monthly Policy Date        Policy
--------------------------------------------------------------------------------------------------------------
Policy Administration      On the Date of Issue of    Currently $5.50 per month;       Unit liquidation from
Charge                     the Policy and on each     Guaranteed not to exceed         Account Value
                           Monthly Policy Date        $8.00 per month
--------------------------------------------------------------------------------------------------------------
Underwriting Charge        On the Date of Issue of    $20 in Policy Year 1,            Unit liquidation from
                           the Policy and on each     and $45 in each of the           Account Value
                           Monthly Policy Date        next four years
--------------------------------------------------------------------------------------------------------------
Mortality and Expense      Deducted Daily             Annual rate of 0% - 0.22% of     Deducted from sub-
Risk Charge                                           the average daily net assets     accounts as a reduction
                                                      of each sub-account of the       in Unit Value
                                                      Separate Account;
                                                      Guaranteed not to exceed
                                                      Annual rate of 0.60%
--------------------------------------------------------------------------------------------------------------
Separate Account           Deducted Daily             Annual Rate of 0.10%             Deducted from sub-
Administration Charge                                                                  accounts as a reduction
                                                                                       in Unit Value
--------------------------------------------------------------------------------------------------------------
Transfer Charge            Upon making a Transfer     $25 per Transfer in excess       Deducted from Transfer
                                                      of 12 transfers in any one       amount
                                                      Policy Year
--------------------------------------------------------------------------------------------------------------
Riders                     On the Date of Issue of    Amount varies depending on       Unit liquidation from
                           the Policy and on each     the specifics of the Policy      Account Value
                           Monthly Policy Date
--------------------------------------------------------------------------------------------------------------

NOTE 4 - INVESTMENTS

The number of shares held and cost for each of the portfolios at December 31, 2004 are set forth below:

Portfolio                                                Shares        Cost
--------------------------------------------------------------------------------
AIM Variable Insurance Funds
Dynamics Fund                                    (a)      104,718   $1,128,144
Health Sciences Fund                             (a)      124,108    2,209,873
Technology Fund                                  (a)      118,354    1,309,175

Alger American Fund
Growth Portfolio                                          411,743   12,438,443
Leveraged AllCap Portfolio                                 39,457    1,015,913
Small Capitalization Portfolio                            447,460    6,759,231

American Century Variable Portfolios
Income & Growth Portfolio                                 705,406    4,204,314
Inflation Protection                                       63,380      660,148
International Portfolio                                   136,574      897,788
Ultra Portfolio                                             1,839       17,711
Value Portfolio                                         1,034,531    7,286,931
Vista Portfolio                                            78,882      950,601

Dreyfus Variable Investment Fund
Appreciation Portfolio                                     18,912      655,445
Developing Leaders                                            124        4,942
Quality Bond Portfolio                                        701        7,912
Socially Responsible Growth Fund                           11,791      265,492

Franklin Templeton Variable Insurance Products Trust
Foreign Securities Fund                                    76,669      987,785
Mutual Shares Securities Fund                               3,032       47,418
Real Estate Fund                                           11,955      338,648
Small Capitalization Fund                                     746       13,588
Small Cap Value Securities Fund                            11,395      164,436

JP Morgan Series Trust II
International Equity Portfolio                            207,279    1,768,106
Small Company Portfolio                                   107,663    1,346,819

Morgan Stanley Universal Institutional Funds
Core Plus Fixed Income Portfolio                            9,171      104,365
Emerging Markets Equity Portfolio                           7,081       48,673
High Yield Portfolio                                       10,631       70,353
US Real Estate Portfolio                                   10,270      134,847

Neuberger Berman Advisors Management Trust
Fasciano Maturity Portfolio                                55,415      720,465
Limited Maturity Portfolio                                 76,170      998,138
Mid Cap Growth Portfolio                                      541        8,452
Partners Portfolio                                        106,319    1,494,707

(a) On October 15, 2004, INVESCO Dynamics Fund was renamed AIM Dynamics Fund, INVESCO Health Sciences Fund was renamed AIM Health Sciences Fund, and INVESC O Technology Fund was renamed AIM Technolgy Fund.

The number of shares held and cost for each of the portfolios at December 31, 2004 are set forth below:

Portfolio                                                 Shares        Cost
--------------------------------------------------------------------------------
Scudder Variable Series II
Dreman High Return Equity Portfolio                         3,773    $   44,925
Dreman Small Cap Value Portfolio                           35,357       633,322

Scudder VIT Funds
EAFE Equity Index Fund                                     31,735       223,144
Equity 500 Index Fund                                      88,526       864,774
Small Cap Index Fund                                       14,360       153,480

Sentinel Variable Products Trust
Balanced Fund                                             377,458     4,014,962
Bond Fund                                                 504,980     5,154,653
Common Stock Fund                                       2,301,307    21,087,977
Growth Index Fund                                         165,643     1,197,344
Mid Cap Growth Fund                                     1,219,855     8,920,176
Money Market Fund                                      17,602,414    17,602,413
Small Company Fund                                      1,157,632    14,163,306

Strong Variable Insurance Funds
Mid Cap Growth Fund II                                    462,211     5,786,337
Opportunity Fund II                                       177,271     2,978,020

T Rowe Price Equity Series
Blue Chip Growth Portfolio                                116,703       986,336
Equity Income Portfolio                                     6,027       131,156
Health Sciences Portfolio                                  21,657       204,550

Variable Insurance Product Funds
Contrafund Portfolio                                      410,900     8,517,043
Equity Income Portfolio                                   550,098    11,393,019
Growth Portfolio                                          542,949    15,419,429
High Income Portfolio                                     830,457     5,204,948
Index 500 Portfolio                                       334,722    38,363,720
Investment Grade Bond Portfolio                           450,254     5,934,669
Mid Cap Portfolio                                          20,692       563,003
Overseas Portfolio                                        644,139     8,579,382

The cost also represents the aggregate cost for federal income tax purposes.

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2004 aggregated the following:

                                                                      Sales
Portfolio                                             Purchases      Proceeds
------------------------------------------------------------------------------
AIM Variable Insurance Funds
Dynamics Fund                                   (a)   $  455,641   $  408,124
Health Sciences Fund                            (a)      991,826      660,489
Technology Fund                                 (a)      737,888      569,664

Alger American Fund
Growth Portfolio                                       3,587,726    3,651,263
Leveraged AllCap Portfolio                               402,032      294,468
Small Capitalization Portfolio                         1,909,384    2,309,425

American Century Variable Portfolios
Income & Growth Portfolio                              1,390,269    1,229,802
Inflation Protection                            (b)      708,612       89,188
International Portfolio                         (b)    1,051,827      158,509
Ultra Portfolio                                 (b)       18,767        1,055
Value Portfolio                                        3,210,263    2,148,427
Vista Portfolio                                 (b)    1,089,804      137,707

Dreyfus Variable Investment Fund
Appreciation Portfolio                          (b)      726,704       71,609
Developing Leaders                              (b)        5,488          579
Quality Bond Portfolio                          (b)        9,236        1,346
Socially Responsible Growth Fund                         135,688       94,478

Franklin Templeton Variable Insurance
Products Trust
Foreign Securities Fund                         (b)    1,130,721      149,100
Mutual Shares Securities Fund                   (b)       48,834        1,465
Real Estate Fund                                (b)      354,505       18,456
Small Capitalization Fund                       (b)       21,632        7,988
Small Cap Value Securities Fund                 (b)      200,341       36,671

JP Morgan Series Trust II
International Equity Portfolio                           765,950      613,880
Small Company Portfolio                                  517,282      584,001

Morgan Stanley Universal Institutional Funds
Core Plus Fixed Income Portfolio                          31,745       50,972
Emerging Markets Equity Portfolio                          3,901        1,769
High Yield Portfolio                                      43,185       13,639
US Real Estate Portfolio                                  21,776        9,694

(a) On October 15, 2004, INVESCO Dynamics Fund was renamed AIM Dynamics Fund, INVESCO Health Sciences Fund was renamed AIM Health Sciences Fund, and INVESCO Technology Fund was renamed AIM Technol ogy Fund.

(b)   From the period of inception, May 1, 2004, through December 31, 2004.

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2004 aggregated the following:

                                                                      Sales
Portfolio                                            Purchases      Proceeds
-------------------------------------------------------------------------------
Neuberger Berman Advisors Management Trust
Fasciano Maturity Portfolio                   (b)   $   825,547   $   109,088
Limited Maturity Portfolio                    (b)     1,154,663       156,599
Mid Cap Growth Portfolio                      (b)        31,092        22,490
Partners Portfolio                                      599,161       375,682

Scudder Variable Series II
Dreman High Return Equity Portfolio           (b)        52,778         8,199
Dreman Small Cap Value Portfolio              (b)       702,417        75,557

Scudder VIT Funds
EAFE Equity Index Fund                                   65,313        43,986
Equity 500 Index Fund                                   198,789       169,398
Small Cap Index Fund                                     64,210        62,935

Sentinel Variable Products Trust
Balanced Fund                                         1,596,466       906,096
Bond Fund                                             2,111,334     1,548,579
Common Stock Fund                                     7,324,583     5,197,186
Growth Index Fund                                       663,113       289,845
Mid Cap Growth Fund                                   3,689,559     2,792,944
Money Market Fund                                    15,070,796    14,996,738
Small Company Fund                                    7,014,368     3,347,716

Strong Variable Insurance Funds
Mid Cap Growth Fund II                                1,866,633     1,909,952
Opportunity Fund II                                   1,000,836       974,935

T Rowe Price Equity Series
Blue Chip Growth Portfolio                    (b)     1,173,371       186,223
Equity Income Portfolio                       (b)       136,852         5,859
Health Sciences Portfolio                     (b)       225,282        20,701

Variable Insurance Product Funds
Contrafund Portfolio                                  2,817,745     2,485,321
Equity Income Portfolio                               3,657,027     4,097,036
Growth Portfolio                                      4,246,840     4,030,402
High Income Portfolio                                 2,259,041     1,419,549
Index 500 Portfolio                                  12,701,817    12,086,916
Investment Grade Bond Portfolio                       2,867,262     2,494,037
Mid Cap Portfolio                             (b)       600,971        42,176
Overseas Portfolio                                    3,081,847     3,277,754

(b)   From the period of inception, May 1, 2004, through December 31, 2004.

                            NOTE 6 - CHANGES IN UNITS

VT = VariTrak Product
EP = Estate Provider Product
BP = Benefit Provider Product

                      FOR THE YEAR ENDED DECEMBER 31, 2004
------------------------------------------------------------------------------

                                          AIM Variable Insurance Funds
                                                  Dynamics (a)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 143,199.27       18,541.24       84,220.91
  Units issued                       35,989.59          619.36        9,535.33
  Units transferred                  (8,663.39)         207.52         (826.66)
  Units redeemed                    (20,638.03)        (445.41)      (5,285.74)
                                  --------------------------------------------
  Ending balance                    149,887.44       18,922.71       87,643.84
                                  ============================================

                                          AIM Variable Insurance Funds
                                               Health Sciences (a)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 192,939.04       15,541.10       22,646.01
  Units issued                       68,863.71        3,338.38        7,233.44
  Units transferred                    (267.59)       2,141.56       (1,894.88)
  Units redeemed                    (34,794.29)        (779.52)      (1,247.07)
                                  --------------------------------------------
  Ending balance                    226,740.87       20,241.52       26,737.50
                                  ============================================

                                          AIM Variable Insurance Funds
                                                 Technology (a)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 284,718.39        7,823.45       35,216.10
  Units issued                      122,910.16        1,138.85       15,687.17
  Units transferred                  (6,819.47)        (305.39)      (1,854.44)
  Units redeemed                    (76,408.79)        (527.17)      (5,094.03)
                                  --------------------------------------------
  Ending balance                    324,400.29        8,129.74       43,954.80
                                  ============================================

                                              Alger American Fund
                                                    Growth
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 752,208.51       14,079.06       18,309.28
  Units issued                      167,724.18        3,221.94        2,432.78
  Units transferred                 (28,648.56)       1,943.90        1,626.44
  Units redeemed                   (148,317.30)      (1,039.12)        (805.69)
                                  --------------------------------------------
  Ending balance                    742,966.83       18,205.78       21,562.81
                                  ============================================

                                              Alger American Fund
                                               Leveraged AllCap
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 122,678.17        5,470.94       21,894.99
  Units issued                       40,428.73          959.71        5,298.46
  Units transferred                  (4,814.68)         324.06       (1,337.65)
  Units redeemed                    (21,509.70)        (320.78)      (1,371.05)
                                  --------------------------------------------
  Ending balance                    136,782.52        6,433.93       24,484.75
                                  ============================================

                                              Alger American Fund
                                             Small Capitalization
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 835,545.56       15,663.66        5,779.70
  Units issued                      146,948.82        1,348.72          515.66
  Units transferred                 (58,837.95)      (1,160.72)          57.92
  Units redeemed                   (123,027.80)        (545.27)        (314.75)
                                  --------------------------------------------
  Ending balance                    800,628.63       15,306.39        6,038.53
                                  ============================================

                                               American Century
                                              Variable Portfolios
                                                Income & Growth
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 283,431.38       44,439.24      147,157.64
  Units issued                       39,361.06        6,219.79       33,740.04
  Units transferred                 (11,863.70)      (6,378.28)       1,184.54
  Units redeemed                    (27,289.11)      (3,525.27)     (11,652.46)
                                  --------------------------------------------
  Ending balance                    283,639.63       40,755.48      170,429.76
                                  ============================================

                                                American Century
                                              Variable Portfolios
                                            Inflation Protection (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --       38,011.82
  Units issued                        9,911.84           11.61        9,037.03
  Units transferred                  50,752.71           13.71              --
  Units redeemed                     (2,262.85)          (2.98)        (353.11)
                                  --------------------------------------------
  Ending balance                     58,401.70           22.34       46,695.74
                                  ============================================

                                               American Century
                                              Variable Portfolios
                                               International (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                       12,630.06           97.44              --
  Units transferred                  76,303.15        2,615.43              --
  Units redeemed                     (2,977.76)         (56.03)             --
                                  --------------------------------------------
  Ending balance                     85,955.45        2,656.84              --
                                  ============================================

(a) On October 15, 2004, INVESCO Dynamics Fund was renamed AIM Dynamics Fund, INVESCO Health Sciences Fund was renamed AIM Health Sciences Fund and INVESCO Technology Fund was renamed AIM Technology Fund.

(b)   For the period from inception, May 1, 2004, through December 31, 2004.

VT = VariTrak Product
EP = Estate Provider Product
BP = Benefit Provider Product

                      FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                 American Century
                                               Variable Portfolios
                                                    Ultra (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                          298.55              --              --
  Units transferred                     973.55          529.30              --
  Units redeemed                        (63.29)          (9.92)             --
                                  --------------------------------------------
  Ending balance                      1,208.81          519.38              --
                                  ============================================

                                               American Century
                                              Variable Portfolios
                                                     Value
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 356,443.89       53,173.65      101,249.26
  Units issued                       87,687.21        5,571.46        8,997.96
  Units transferred                  31,595.89          546.97        7,671.51
  Units redeemed                    (63,574.43)      (5,113.36)      (6,538.66)
                                  --------------------------------------------
  Ending balance                    412,152.56       54,178.72      111,380.07
                                  ============================================

                                               American Century
                                              Variable Portfolios
                                                   Vista (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                       14,355.79          440.28              --
  Units transferred                  84,587.53        2,297.63              --
  Units redeemed                     (4,088.27)         (78.19)             --
                                  --------------------------------------------
  Ending balance                     94,855.05        2,659.72              --
                                  ============================================

                                               Dreyfus Variable
                                                Investment Fund
                                               Appreciation (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                        6,688.16            7.29              --
  Units transferred                  59,778.23        1,314.29              --
  Units redeemed                     (2,781.56)         (28.51)             --
                                  --------------------------------------------
  Ending balance                     63,684.83        1,293.07              --
                                  ============================================

                                               Dreyfus Variable
                                                Investment Fund
                                            Developing Leaders (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                           57.89              --              --
  Units transferred                     446.14              --              --
  Units redeemed                        (32.76)             --              --
                                  --------------------------------------------
  Ending balance                        471.27              --              --
                                  ============================================

                                               Dreyfus Variable
                                                Investment Fund
                                               Quality Bond (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                          171.18              --              --
  Units transferred                     678.49              --              --
  Units redeemed                        (84.45)             --              --
                                  --------------------------------------------
  Ending balance                        765.22              --              --
                                  ============================================

                                               Dreyfus Variable
                                                Investment Fund
                                          Socially Responsible Growth
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                  29,648.70        1,003.78       14,012.61
  Units issued                       12,914.72          114.50        3,659.13
  Units transferred                   1,591.22          686.08           12.07
  Units redeemed                     (9,611.60)        (223.80)      (1,983.61)
                                  --------------------------------------------
  Ending balance                     34,543.04        1,580.56       15,700.20
                                  ============================================

                                          Franklin Templeton Variable
                                           Insurance Products Trust
                                            Foreign Securities (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                       12,536.33          345.88              --
  Units transferred                  79,625.43        5,570.41              --
  Units redeemed                     (2,972.98)         (81.16)             --
                                  --------------------------------------------
  Ending balance                     89,188.78        5,835.13              --
                                  ============================================

                                          Franklin Templeton Variable
                                           Insurance Products Trust
                                         Mutual Shares Securities (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                           67.69          386.81              --
  Units transferred                   3,043.48        1,181.65              --
  Units redeemed                        (74.33)         (29.56)             --
                                  --------------------------------------------
  Ending balance                      3,036.84        1,538.90              --
                                  ============================================

(b)   For the period from inception, May 1, 2004, through December 31, 2004.

VT = VariTrak Product
EP = Estate Provider Product
BP = Benefit Provider Product

                      FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                          Franklin Templeton Variable
                                           Insurance Products Trust
                                                Real Estate (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                        2,070.18              --              --
  Units transferred                  25,226.65              --              --
  Units redeemed                       (545.40)             --              --
                                  --------------------------------------------
  Ending balance                     26,751.43              --              --
                                  ============================================

                                          Franklin Templeton Variable
                                           Insurance Products Trust
                                           Small Capitalization (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                          144.63          129.08              --
  Units transferred                     609.90          590.19              --
  Units redeemed                        (48.30)        (109.37)             --
                                  --------------------------------------------
  Ending balance                        706.23          609.90              --
                                  ============================================

                                          Franklin Templeton Variable
                                           Insurance Products Trust
                                        Small Cap Value Securities (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                        1,359.10          374.95              --
  Units transferred                  11,113.35        2,359.38              --
  Units redeemed                       (249.98)        (165.27)             --
                                  --------------------------------------------
  Ending balance                     12,222.47        2,569.06              --
                                  ============================================

                                           JP Morgan Series Trust II
                                             International Equity
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 166,814.11       20,769.09        6,109.11
  Units issued                       46,323.66        1,774.83          652.78
  Units transferred                   2,545.64         (280.49)         327.09
  Units redeemed                    (33,988.60)        (902.30)        (377.66)
                                  --------------------------------------------
  Ending balance                    181,694.81       21,361.13        6,711.32
                                  ============================================

                                           JP Morgan Series Trust II
                                                 Small Company
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 100,034.67       30,896.84        3,240.56
  Units issued                       18,562.90        3,549.13          394.34
  Units transferred                  (2,871.77)      (1,053.39)          17.31
  Units redeemed                    (19,987.05)      (2,591.28)        (107.19)
                                  --------------------------------------------
  Ending balance                     95,738.75       30,801.30        3,545.02
                                  ============================================

                                           Morgan Stanley Universal
                                              Institutional Funds
                                            Core Plus Fixed Income
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --       92,167.81
  Units issued                              --              --       11,301.03
  Units transferred                         --              --      (27,188.56)
  Units redeemed                            --              --       (1,188.43)
                                  --------------------------------------------
  Ending balance                            --              --       75,091.85
                                  ============================================

                                           Morgan Stanley Universal
                                              Institutional Funds
                                               Emerging Markets
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --       58,579.08
  Units issued                              --              --        3,319.87
  Units transferred                         --              --           65.37
  Units redeemed                            --              --       (1,480.07)
                                  --------------------------------------------
  Ending balance                            --              --       60,484.25
                                  ============================================

                                           Morgan Stanley Universal
                                              Institutional Funds
                                                  High Yield
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --       44,815.61
  Units issued                              --              --        9,973.43
  Units transferred                         --              --       17,351.13
  Units redeemed                            --              --       (1,754.77)
                                  --------------------------------------------
  Ending balance                            --              --       70,385.40
                                  ============================================

                                           Morgan Stanley Universal
                                              Institutional Funds
                                                US Real Estate
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --       85,565.66
  Units issued                              --              --        3,632.59
  Units transferred                         --              --        3,338.32
  Units redeemed                            --              --       (3,843.87)
                                  --------------------------------------------
  Ending balance                            --              --       88,692.70
                                  ============================================

(b)   For the period from inception, May 1, 2004, through December 31, 2004.

VT = VariTrak Product
EP = Estate Provider Product
BP = Benefit Provider Product

                      FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                           Neuberger Berman Advisors
                                               Management Trust
                                                 Fasciano (b)

                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                        7,336.87          106.32              --
  Units transferred                  60,252.03        4,127.13              --
  Units redeemed                     (1,979.65)         (62.48)             --
                                  --------------------------------------------
  Ending balance                     65,609.25        4,170.97              --
                                  ============================================

                                           Neuberger Berman Advisors
                                               Management Trust
                                             Limited Maturity (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                       16,182.41           84.76              --
  Units transferred                  80,977.34        3,497.72              --
  Units redeemed                     (3,098.68)         (38.10)             --
                                  --------------------------------------------
  Ending balance                     94,061.07        3,544.38              --
                                  ============================================

                                           Neuberger Berman Advisors
                                               Management Trust
                                              Mid Cap Growth (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                          559.01              --              --
  Units transferred                     301.94              --              --
  Units redeemed                        (26.15)             --              --
                                  --------------------------------------------
  Ending balance                        834.80              --              --
                                  ============================================

                                           Neuberger Berman Advisors
                                               Management Trust
                                                   Partners
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                  98,768.57       35,354.81        2,075.23
  Units issued                       23,484.65        4,965.65           61.37
  Units transferred                   7,118.15         (322.18)          99.67
  Units redeemed                    (13,146.14)      (1,699.05)         (85.94)
                                  --------------------------------------------
  Ending balance                    116,225.23       38,299.23        2,150.33
                                  ============================================

                                                    Scudder
                                         Dreman High Return Equity (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                        1,197.47              --              --
  Units transferred                   3,165.60              --              --
  Units redeemed                       (134.19)             --              --
                                  --------------------------------------------
  Ending balance                      4,228.88              --              --
                                  ============================================

                                                    Scudder
                                          Dreman Small Cap Value (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                        5,690.76          127.41              --
  Units transferred                  53,835.89        2,055.79              --
  Units redeemed                     (2,399.85)        (169.41)             --
                                  --------------------------------------------
  Ending balance                     57,126.80        2,013.79              --
                                  ============================================

                                               Scudder VIT Funds
                                               EAFE Equity Index
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --       26,063.89
  Units issued                              --              --        3,545.77
  Units transferred                         --              --        1,202.18
  Units redeemed                            --              --       (3,139.28)
                                  --------------------------------------------
  Ending balance                            --              --       27,672.56
                                  ============================================

                                               Scudder VIT Funds
                                               Equity 500 Index
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --       83,730.91
  Units issued                              --              --       10,123.07
  Units transferred                         --              --       (1,106.76)
  Units redeemed                            --              --       (7,374.28)
                                  --------------------------------------------
  Ending balance                            --              --       85,372.94
                                  ============================================

                                               Scudder VIT Funds
                                                Small Cap Index
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --       12,794.72
  Units issued                              --              --        4,538.95
  Units transferred                         --              --          241.12
  Units redeemed                            --              --       (4,648.11)
                                  --------------------------------------------
  Ending balance                            --              --       12,926.68
                                  ============================================

(b)   For the period from inception, May 1, 2004, through December 31, 2004.

VT = VariTrak Product
EP = Estate Provider Product
BP = Benefit Provider Product

                      FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                               Sentinel Variable
                                                Products Trust
                                                   Balanced
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 181,324.96       54,492.83        4,049.30
  Units issued                       45,340.98        6,624.16          445.13
  Units transferred                  11,344.87        3,188.65              --
  Units redeemed                    (30,305.43)      (4,673.93)        (207.59)
                                  --------------------------------------------
  Ending balance                    207,705.38       59,631.71        4,286.84
                                  ============================================

                                               Sentinel Variable
                                                Products Trust
                                                     Bond
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 270,147.22       34,536.70        5,089.64
  Units issued                       65,837.42        5,973.12        1,078.61
  Units transferred                  (2,598.89)       1,580.54         (414.59)
  Units redeemed                    (47,478.41)      (2,674.01)      (1,199.13)
                                  --------------------------------------------
  Ending balance                    285,907.34       39,416.35        4,554.53
                                  ============================================

                                               Sentinel Variable
                                                Products Trust
                                                 Common Stock
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance               1,174,369.90       55,599.87       12,054.00
  Units issued                      233,520.78       11,124.11        4,341.32
  Units transferred                  68,347.37        4,991.33          130.64
  Units redeemed                   (194,376.43)      (4,677.93)        (677.37)
                                  --------------------------------------------
  Ending balance                  1,281,861.62       67,037.38       15,848.59
                                  ============================================

                                               Sentinel Variable
                                                Products Trust
                                                 Growth Index
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                  95,630.18        2,242.84      205,984.59
  Units issued                       24,359.82          857.86       42,778.01
  Units transferred                  28,571.39          728.02          110.77
  Units redeemed                    (10,085.41)        (255.34)      (8,285.54)
                                  --------------------------------------------
  Ending balance                    138,475.98        3,573.38      240,587.83
                                  ============================================

                                               Sentinel Variable
                                                Products Trust
                                                Mid Cap Growth
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 456,641.96       59,329.46       33,894.44
  Units issued                      100,054.26       10,866.49        8,065.58
  Units transferred                  13,781.36        2,956.80        1,300.35
  Units redeemed                    (71,849.76)      (3,977.75)        (979.63)
                                  --------------------------------------------
  Ending balance                    498,627.82       69,175.00       42,280.74
                                  ============================================

                                               Sentinel Variable
                                                Products Trust
                                                 Money Market
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 891,526.26      128,209.70    4,018,721.37
  Units issued                      694,937.01       49,590.36    1,009,089.31
  Units transferred                (561,112.15)     (13,151.10)    (158,534.47)
  Units redeemed                   (209,973.74)     (16,768.68)    (207,705.30)
                                  --------------------------------------------
  Ending balance                    815,377.38      147,880.28    4,661,570.91
                                  ============================================

                                               Sentinel Variable
                                                Products Trust
                                                 Small Company
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 350,841.90       53,429.49       78,191.12
  Units issued                       87,282.80        9,536.62        9,650.46
  Units transferred                  38,779.77        5,133.03         (955.37)
  Units redeemed                    (57,711.82)      (2,794.81)      (3,006.38)
                                  --------------------------------------------
  Ending balance                    419,192.65       65,304.33       83,879.83
                                  ============================================

                                                Strong Variable
                                                Insurance Funds
                                               Mid Cap Growth II
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 533,877.86       48,242.24       29,836.57
  Units issued                      118,488.33        7,678.65        4,013.72
  Units transferred                 (31,505.73)      (1,030.73)      (2,212.97)
  Units redeemed                    (90,696.12)      (3,585.07)      (1,106.39)
                                  --------------------------------------------
  Ending balance                    530,164.34       51,305.09       30,530.93
                                  ============================================

                                                Strong Variable
                                                Insurance Funds
                                                Opportunity II
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 178,437.76       30,837.55       15,637.85
  Units issued                       43,324.08        5,276.51        1,829.85
  Units transferred                  (7,290.05)      (4,345.67)      (1,169.15)
  Units redeemed                    (30,277.25)      (2,154.37)      (1,232.65)
                                  --------------------------------------------
  Ending balance                    184,194.54       29,614.02       15,065.90
                                  ============================================

VT = VariTrak Product
EP = Estate Provider Product
BP = Benefit Provider Product

                      FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                 T Rowe Price
                                                 Equity Series
                                             Blue Chip Growth (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                       13,964.43          195.49              --
  Units transferred                  79,680.67        6,013.50              --
  Units redeemed                     (2,324.33)         (84.76)             --
                                  --------------------------------------------
  Ending balance                     91,320.77        6,124.23              --
                                  ============================================

                                                 T Rowe Price
                                                 Equity Series
                                               Equity Income (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                          348.88          505.18              --
  Units transferred                   9,768.41        1,543.15              --
  Units redeemed                       (183.48)         (38.55)             --
                                  --------------------------------------------
  Ending balance                      9,933.81        2,009.78              --
                                  ============================================

                                                 T Rowe Price
                                                 Equity Series
                                              Health Sciences (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                        2,930.02              --              --
  Units transferred                  18,533.33          929.59              --
  Units redeemed                       (979.52)         (23.04)             --
                                  --------------------------------------------
  Ending balance                     20,483.83          906.55              --
                                  ============================================

                                              Variable Insurance
                                                 Product Funds
                                                  Contrafund
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 466,650.95       61,727.17              --
  Units issued                       94,385.22        8,651.46              --
  Units transferred                   3,679.09          858.72              --
  Units redeemed                    (80,324.56)      (5,529.62)             --
                                  --------------------------------------------
  Ending balance                    484,390.70       65,707.73              --
                                  ============================================

                                              Variable Insurance
                                                 Product Funds
                                                 Equity Income
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 342,629.43       20,168.87              --
  Units issued                       52,675.33        1,834.79              --
  Units transferred                 (10,642.10)       1,468.77              --
  Units redeemed                    (56,168.58)      (6,190.07)             --
                                  --------------------------------------------
  Ending balance                    328,494.08       17,282.36              --
                                  ============================================

                                              Variable Insurance
                                                 Product Funds
                                                    Growth
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 400,693.39      132,829.96              --
  Units issued                       74,825.73       11,010.60              --
  Units transferred                  (9,797.90)      (3,054.59)             --
  Units redeemed                    (57,700.95)      (5,909.10)             --
                                  --------------------------------------------
  Ending balance                    408,020.27      134,876.87              --
                                  ============================================

                                              Variable Insurance
                                                 Product Funds
                                                  High Income
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 173,173.73       57,873.59              --
  Units issued                       40,599.56        6,325.52              --
  Units transferred                   2,762.10         (483.92)             --
  Units redeemed                    (25,973.96)      (3,809.95)             --
                                  --------------------------------------------
  Ending balance                    190,561.43       59,905.24              --
                                  ============================================

                                              Variable Insurance
                                                 Product Funds
                                                   Index 500
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance               1,260,225.62      661,923.49              --
  Units issued                      282,165.53       90,060.43              --
  Units transferred                 (40,438.79)     (27,634.56)             --
  Units redeemed                   (211,647.59)    (107,325.59)             --
                                  --------------------------------------------
  Ending balance                  1,290,304.77      617,023.77              --
                                  ============================================

                                              Variable Insurance
                                                 Product Funds
                                             Investment Grade Bond
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 371,043.58       54,492.84      269,645.24
  Units issued                      106,678.40        7,507.97       37,599.19
  Units transferred                 (26,701.67)      (1,527.87)      35,609.72
  Units redeemed                    (81,580.90)      (4,964.76)     (70,499.63)
                                  --------------------------------------------
  Ending balance                    369,439.41       55,508.18      272,354.52
                                  ============================================

(b)   For the period from inception, May 1, 2004, through December 31, 2004.

VT = VariTrak Product
EP = Estate Provider Product
BP = Benefit Provider Product

                      FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                              Variable Insurance
                                                 Product Funds
                                                  Mid Cap (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                        4,698.51              --              --
  Units transferred                  46,995.20          438.34              --
  Units redeemed                     (1,373.32)          (9.67)             --
                                  --------------------------------------------
  Ending balance                     50,320.39          428.67              --
                                  ============================================

                                              Variable Insurance
                                                 Product Funds
                                                   Overseas
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 453,841.84       66,528.69      155,032.48
  Units issued                       83,733.74        6,541.59       12,905.61
  Units transferred                 (25,092.52)      (2,622.95)      27,080.42
  Units redeemed                    (73,914.56)      (2,645.09)      (6,368.03)
                                  --------------------------------------------
  Ending balance                    438,568.50       67,802.24      188,650.48
                                  ============================================

(b)   For the period from inception, May 1, 2004, through December 31, 2004.

VT = VariTrak Product
EP = Estate Provider Product
BP = Benefit Provider Product

                      FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                       INVESCO Variable Investment Funds
                                                   Dynamics
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                  94,022.72        1,169.93       23,571.75
  Units issued                       38,542.64          769.25       16,650.13
  Units transferred                  36,876.92       17,002.47       50,785.96
  Units redeemed                    (26,243.01)        (400.41)      (6,786.93)
                                  --------------------------------------------
  Ending balance                    143,199.27       18,541.24       84,220.91
                                  ============================================

                                       INVESCO Variable Investment Funds
                                                Health Sciences
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 136,908.77       13,939.24       12,935.22
  Units issued                       69,009.76        2,172.97        3,106.96
  Units transferred                  16,478.56          100.60        7,443.03
  Units redeemed                    (29,458.05)        (671.71)        (839.20)
                                  --------------------------------------------
  Ending balance                    192,939.04       15,541.10       22,646.01
                                  ============================================

                                       INVESCO Variable Investment Funds
                                                  Technology
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 184,251.42        5,477.91       23,035.18
  Units issued                       91,098.91        3,509.03       11,014.13
  Units transferred                  56,563.56         (211.70)       5,694.40
  Units redeemed                    (47,195.50)        (951.79)      (4,527.61)
                                  --------------------------------------------
  Ending balance                    284,718.39        7,823.45       35,216.10
                                  ============================================

                                              Alger American Fund
                                                    Growth
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 710,936.58        9,363.01       11,213.33
  Units issued                      198,367.40        5,837.33        2,084.50
  Units transferred                 (18,755.84)          19.90        5,725.31
  Units redeemed                   (138,339.63)      (1,141.18)        (713.86)
                                  --------------------------------------------
  Ending balance                    752,208.51       14,079.06       18,309.28
                                  ============================================

                                              Alger American Fund
                                               Leveraged AllCap
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                  77,853.13        3,178.86        9,200.14
  Units issued                       45,344.39        2,731.11        3,224.65
  Units transferred                  16,914.41           (1.05)      10,562.09
  Units redeemed                    (17,433.76)        (437.98)      (1,091.89)
                                  --------------------------------------------
  Ending balance                    122,678.17        5,470.94       21,894.99
                                  ============================================

                                              Alger American Fund
                                             Small Capitalization
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 815,159.46          588.11        4,833.48
  Units issued                      183,342.99        1,536.65          451.57
  Units transferred                 (15,445.60)      13,963.54          830.43
  Units redeemed                   (147,511.29)        (424.64)        (335.78)
                                  --------------------------------------------
  Ending balance                    835,545.56       15,663.66        5,779.70
                                  ============================================

                                               American Century
                                              Variable Portfolios
                                                Income & Growth
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 243,276.38       45,696.90      136,572.41
  Units issued                       73,376.64       17,085.35        9,747.65
  Units transferred                  12,776.27       (1,349.18)      16,279.62
  Units redeemed                    (45,997.91)     (16,993.83)     (15,442.04)
                                  --------------------------------------------
  Ending balance                    283,431.38       44,439.24      147,157.64
                                  ============================================

                                               American Century
                                              Variable Portfolios
                                             Inflation Protection
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --            0.00
  Units issued                              --              --            0.00
  Units transferred                         --              --       38,228.88
  Units redeemed                            --              --         (217.06)
                                  --------------------------------------------
  Ending balance                            --              --       38,011.82
                                  ============================================

                                               American Century
                                              Variable Portfolios
                                                     Value
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 286,595.48       49,739.79       99,178.21
  Units issued                       94,057.23        6,604.11        6,629.56
  Units transferred                  26,301.78          (38.88)       2,804.60
  Units redeemed                    (50,510.60)      (3,131.37)      (7,363.11)
                                  --------------------------------------------
  Ending balance                    356,443.89       53,173.65      101,249.26
                                  ============================================

VT = VariTrak Product
EP = Estate Provider Product
BP = Benefit Provider Product

                      FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                               Dreyfus Variable
                                                Investment Fund
                                          Socially Responsible Growth
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                  21,009.66          353.92       13,042.43
  Units issued                        8,361.81          115.05        4,335.84
  Units transferred                   4,550.19          608.67          113.99
  Units redeemed                     (4,272.96)         (73.86)      (3,479.65)
                                  --------------------------------------------
  Ending balance                     29,648.70        1,003.78       14,012.61
                                  ============================================

                                       Gartmore Variable Insurance Trust
                                                   Bond (c)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 231,224.22       45,341.26        3,250.92
  Units issued                       37,727.39        2,942.32          212.23
  Units transferred                (247,919.90)     (45,638.22)      (3,384.87)
  Units redeemed                    (21,031.71)      (2,645.36)         (78.28)
                                  --------------------------------------------
  Ending balance                            --              --              --
                                  ============================================

                                       Gartmore Variable Insurance Trust
                                                  Managed (c)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 169,923.46       34,314.14        1,587.68
  Units issued                       26,210.47       17,604.37          130.36
  Units transferred                (170,893.72)     (49,313.41)      (1,638.77)
  Units redeemed                    (25,240.21)      (2,605.10)         (79.27)
                                  --------------------------------------------
  Ending balance                            --              --              --
                                  ============================================

                                           JP Morgan Series Trust II
                                             International Equity
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 143,708.39       27,804.56        5,638.69
  Units issued                       51,102.26        3,868.02          482.42
  Units transferred                   4,674.47       (4,090.48)         508.91
  Units redeemed                    (32,671.01)      (6,813.01)        (520.91)
                                  --------------------------------------------
  Ending balance                    166,814.11       20,769.09        6,109.11
                                  ============================================

                                           JP Morgan Series Trust II
                                                 Small Company
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                  88,984.79       29,876.58        2,458.22
  Units issued                       22,343.79        4,845.36          302.22
  Units transferred                   3,201.48       (1,382.13)         651.25
  Units redeemed                    (14,495.39)      (2,442.97)        (171.13)
                                  --------------------------------------------
  Ending balance                    100,034.67       30,896.84        3,240.56
                                  ============================================

                                           Morgan Stanley Universal
                                              Institutional Funds
                                            Core Plus Fixed Income
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --       65,060.76
  Units issued                              --              --       11,927.89
  Units transferred                         --              --       16,383.70
  Units redeemed                            --              --       (1,204.54)
                                  --------------------------------------------
  Ending balance                            --              --       92,167.81
                                  ============================================

                                           Morgan Stanley Universal
                                              Institutional Funds
                                               Emerging Markets
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --       56,107.26
  Units issued                              --              --        3,708.42
  Units transferred                         --              --          184.32
  Units redeemed                            --              --       (1,420.92)
                                  --------------------------------------------
  Ending balance                            --              --       58,579.08
                                  ============================================

                                           Morgan Stanley Universal
                                              Institutional Funds
                                                  High Yield
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --       47,325.36
  Units issued                              --              --        5,928.90
  Units transferred                         --              --          926.39
  Units redeemed                            --              --       (9,365.04)
                                  --------------------------------------------
  Ending balance                            --              --       44,815.61
                                  ============================================

                                           Morgan Stanley Universal
                                              Institutional Funds
                                                US Real Estate
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --       85,299.16
  Units issued                              --              --      207,441.68
  Units transferred                         --              --      114,274.14
  Units redeemed                            --              --     (321,449.32)
                                  --------------------------------------------
  Ending balance                            --              --       85,565.66
                                  ============================================

(c) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT.

See Note 1 for additional information on fund mergers and substitutions in 2003.

VT = VariTrak Product
EP = Estate Provider Product
BP = Benefit Provider Product

                      FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                           Neuberger Berman Advisors
                                               Management Trust
                                                   Partners
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                  81,603.71       30,677.80          813.74
  Units issued                       27,279.31        4,434.50           67.76
  Units transferred                   2,568.15        2,996.16        1,304.58
  Units redeemed                    (12,682.60)      (2,753.65)        (110.85)
                                  --------------------------------------------
  Ending balance                     98,768.57       35,354.81        2,075.23
                                  ============================================

                                               Scudder VIT Funds
                                               EAFE Equity Index
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --       15,622.45
  Units issued                              --              --        5,170.77
  Units transferred                         --              --       10,851.04
  Units redeemed                            --              --       (5,580.37)
                                  --------------------------------------------
  Ending balance                            --              --       26,063.89
                                  ============================================

                                               Scudder VIT Funds
                                               Equity 500 Index
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --       88,353.37
  Units issued                              --              --       14,531.68
  Units transferred                         --              --        2,914.27
  Units redeemed                            --              --      (22,068.41)
                                  --------------------------------------------
  Ending balance                            --              --       83,730.91
                                  ============================================

                                               Scudder VIT Funds
                                                Small Cap Index
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --       14,065.49
  Units issued                              --              --        5,815.37
  Units transferred                         --              --        1,423.01
  Units redeemed                            --              --       (8,509.15)
                                  --------------------------------------------
  Ending balance                            --              --       12,794.72
                                  ============================================

                                               Sentinel Variable
                                                Products Trust
                                                 Balanced (c)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                       16,829.18        5,084.89          206.83
  Units transferred                 179,294.06       52,038.65        4,231.10
  Units redeemed                    (14,798.28)      (2,630.71)        (388.63)
                                  --------------------------------------------
  Ending balance                    181,324.96       54,492.83        4,049.30
                                  ============================================

                                               Sentinel Variable
                                                Products Trust
                                                   Bond (c)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                       30,797.11        1,506.07          722.38
  Units transferred                 258,759.85       34,543.52        4,416.10
  Units redeemed                    (19,409.74)      (1,512.89)         (48.84)
                                  --------------------------------------------
  Ending balance                    270,147.22       34,536.70        5,089.64
                                  ============================================

                                               Sentinel Variable
                                                Products Trust
                                                 Common Stock
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance               1,065,897.34       52,982.08       11,467.26
  Units issued                      239,022.69       10,416.53        4,151.05
  Units transferred                  40,647.24       (1,970.05)      (3,066.01)
  Units redeemed                   (171,197.37)      (5,828.69)        (498.30)
                                  --------------------------------------------
  Ending balance                  1,174,369.90       55,599.87       12,054.00
                                  ============================================

                                               Sentinel Variable
                                                Products Trust
                                                 Growth Index
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                  57,021.77        1,389.41       26,451.11
  Units issued                       30,045.78        1,090.77       46,748.89
  Units transferred                  19,563.84           50.51      138,387.31
  Units redeemed                    (11,001.21)        (287.85)      (5,602.72)
                                  --------------------------------------------
  Ending balance                     95,630.18        2,242.84      205,984.59
                                  ============================================

                                               Sentinel Variable
                                                Products Trust
                                                Mid Cap Growth
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 407,463.84       49,436.54       24,107.36
  Units issued                      111,113.86       11,301.41        7,270.09
  Units transferred                  12,819.35        3,374.96        3,192.07
  Units redeemed                    (74,755.09)      (4,783.45)        (675.08)
                                  --------------------------------------------
  Ending balance                    456,641.96       59,329.46       33,894.44
                                  ============================================

(c) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT.

See Note 1 for additional information on fund mergers and substitutions in 2003.

VT = VariTrak Product
EP = Estate Provider Product
BP = Benefit Provider Product

                      FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                               Sentinel Variable
                                                Products Trust
                                                 Money Market
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 715,356.49      120,254.85    3,725,124.87
  Units issued                      631,193.91       39,354.33    1,189,765.09
  Units transferred                (254,302.92)     (12,447.91)    (701,254.81)
  Units redeemed                   (200,721.22)     (18,951.57)    (194,913.78)
                                  --------------------------------------------
  Ending balance                    891,526.26      128,209.70    4,018,721.37
                                  ============================================

                                               Sentinel Variable
                                                Products Trust
                                                 Small Company
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 310,528.99       51,954.98       75,237.00
  Units issued                       86,635.04        6,260.63        6,358.75
  Units transferred                  12,397.50          613.54       (2,371.70)
  Units redeemed                    (58,719.63)      (5,399.66)      (1,032.93)
                                  --------------------------------------------
  Ending balance                    350,841.90       53,429.49       78,191.12
                                  ============================================

                                                Strong Variable
                                                Insurance Funds
                                               Mid Cap Growth II
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 498,564.74       51,220.61       23,751.41
  Units issued                      164,113.15        9,698.02        5,521.88
  Units transferred                 (14,472.67)      (5,838.97)       1,571.94
  Units redeemed                   (114,327.36)      (6,837.42)      (1,008.66)
                                  --------------------------------------------
  Ending balance                    533,877.86       48,242.24       29,836.57
                                  ============================================

                                                Strong Variable
                                                Insurance Funds
                                                Opportunity II
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 168,167.24       27,952.60       15,802.29
  Units issued                       58,310.88        4,932.59        1,588.30
  Units transferred                 (12,930.70)         (57.48)        (924.26)
  Units redeemed                    (35,109.66)      (1,990.16)        (828.48)
                                  --------------------------------------------
  Ending balance                    178,437.76       30,837.55       15,637.85
                                  ============================================

                                              Variable Insurance
                                                 Product Funds
                                                  Contrafund
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 432,529.90       61,181.10              --
  Units issued                      107,560.65        5,999.02              --
  Units transferred                   2,159.11         (497.31)             --
  Units redeemed                    (75,598.71)      (4,955.64)             --
                                  --------------------------------------------
  Ending balance                    466,650.95       61,727.17              --
                                  ============================================

                                              Variable Insurance
                                                 Product Funds
                                                 Equity Income
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 349,925.86       11,673.92              --
  Units issued                       71,777.68        3,958.14              --
  Units transferred                 (17,380.30)       5,879.54              --
  Units redeemed                    (61,693.81)      (1,342.73)             --
                                  --------------------------------------------
  Ending balance                    342,629.43       20,168.87              --
                                  ============================================

                                              Variable Insurance
                                                 Product Funds
                                                    Growth
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 375,619.02      103,627.39              --
  Units issued                       92,287.81       25,067.95              --
  Units transferred                    (372.01)      14,896.10              --
  Units redeemed                    (66,841.43)     (10,761.48)             --
                                  --------------------------------------------
  Ending balance                    400,693.39      132,829.96              --
                                  ============================================

                                              Variable Insurance
                                                 Product Funds
                                                  High Income
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 152,021.67       53,245.95              --
  Units issued                       39,019.64       10,000.89              --
  Units transferred                   7,258.99         (300.34)             --
  Units redeemed                    (25,126.57)      (5,072.91)             --
                                  --------------------------------------------
  Ending balance                    173,173.73       57,873.59              --
                                  ============================================

                                              Variable Insurance
                                                 Product Funds
                                                   Index 500
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance               1,145,545.43      612,417.71              --
  Units issued                      329,025.21      109,240.00              --
  Units transferred                  (4,096.86)      (7,276.85)             --
  Units redeemed                   (210,248.16)     (52,457.37)             --
                                  --------------------------------------------
  Ending balance                  1,260,225.62      661,923.49              --
                                  ============================================

VT = VariTrak Product
EP = Estate Provider Product
BP = Benefit Provider Product

                      FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                              Variable Insurance
                                                 Product Funds
                                             Investment Grade Bond
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 303,436.32       51,059.50      306,854.45
  Units issued                       97,905.76        9,651.62       50,980.01
  Units transferred                  31,546.05         (822.82)      (9,797.21)
  Units redeemed                    (61,844.55)      (5,395.46)     (78,392.01)
                                  --------------------------------------------
  Ending balance                    371,043.58       54,492.84      269,645.24
                                  ============================================

                                              Variable Insurance
                                                 Product Funds
                                                   Overseas
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 432,631.73       65,409.26       94,799.36
  Units issued                      109,600.99       12,223.76        8,976.63
  Units transferred                  (2,924.45)      (5,626.43)      56,670.55
  Units redeemed                    (85,466.43)      (5,477.90)      (5,414.06)
                                  --------------------------------------------
  Ending balance                    453,841.84       66,528.69      155,032.48
                                  ============================================

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Variable Account, the investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return for the years ended 2004, 2003, 2002 and 2001 are shown below. Information for the years 2004 and 2003 reflect the adoption of AICPA Statement of Position 03-5, Financial Highlights of Separate Accounts . Certain ratios presented for the prior years reflect the presentation used in the current year.

                                                          For the Year
                                                              Ended                                               For the Year
                                         At December        December                                                 Ended
                                           31, 2004          31, 2004                                              December 31,
                                         ------------     --------------         At December 31, 2004               2004
                                                                           ------------------------------------  -----------
                                                                                          Units                  Units Value
                                                                           ------------------------------------  -----------
VT = VariTrak Product                                        Investment
EP = Estate Provider Product                                   Income
BP = Benefit Provider Product                Net Assets        Ratio*           VT           EP          BP         VT
-------------------------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds
Dynamics Fund                          (a)    1,396,954          --         149,887.44    18,922.71    87,643.84    7.56
Health Sciences Fund                   (a)    2,345,655          --         226,740.87    20,241.52    26,737.50    9.27
Technology Fund                        (a)    1,469,958          --         324,400.29     8,129.74    43,954.80    4.25
Alger American Fund
Growth Portfolio                             14,460,397          --         742,966.83    18,205.78    21,562.81   17.80
Leveraged All Cap Portfolio                   1,199,111          --         136,782.52     6,433.93    24,484.75    7.83
Small Capitalization Portfolio                9,065,543          --         800,628.63    15,306.39     6,038.53   10.85
American Century Variable
Portfolios
Income & Growth Portfolio                     5,163,572             1.38%   283,639.63    40,755.48   170,429.76   11.86
Inflation Protection Portfolio         (b)      668,672             2.44%    58,401.70        22.34    46,695.74   10.56
International Portfolio                (b)    1,003,894          --          85,955.45     2,656.84      --        11.33
Ultra Portfolio                        (b)       18,680          --           1,208.81       519.38      --        10.79
Value Portfolio                               9,052,146             0.93%   412,152.56    54,178.72   111,380.07   16.82
Vista Portfolio                        (b)    1,057,019          --          94,855.05     2,659.72      --        10.84
Dreyfus Variable Investment Fund
Appreciation Portfolio                 (b)      672,509             2.44%    63,684.83     1,293.07      --        10.35
Developing Leaders Portfolio           (b)        5,150             0.29%       471.27      --           --        10.93
Quality Bond Portfolio                 (b)        7,997             1.78%       765.22      --           --        10.45
Socially Responsible Growth Fund                296,786             0.41%    34,543.04     1,580.56    15,700.20    7.11
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund                (b)    1,100,190             0.13%    89,188.78     5,835.13      --        11.57
Mutual Shares Securities Fund          (b)       50,451          --           3,036.84     1,538.90      --        11.00
Real Estate Fund                       (b)      364,502             0.05%    26,751.43      --           --        13.63
Small Cap Fund                         (b)       14,500          --             706.23       609.90      --        10.99
Small Cap Value Securities Fund  (b)            178,332             0.05%    12,222.47     2,569.06      --        12.04

                                                                               For the Year Ended
                                                                               December 31, 2004
                                          --------------  ---------------  ---------------------------
                                            Units Value   Expense Ratio**       Total Return***
                                          --------------  ---------------  ---------------------------
                                            EP       BP      VT      BP      VT         EP     BP
------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds
Dynamics Fund                              7.84    1.32    0.90%    0.22%   12.33%   13.33%   12.53%
Health Sciences Fund                       9.61    1.87    0.90%    0.22%    6.63%    7.52%    6.96%
Technology Fund                            4.41    1.23    0.90%    0.22%    3.77%    4.59%    3.88%
Alger American Fund
Growth Portfolio                           8.48   50.13    0.90%    0.22%    4.52%    5.49%    5.16%
Leveraged All Cap Portfolio                8.12    3.10    0.90%    0.22%    7.25%    8.14%    7.69%
Small Capitalization Portfolio             9.49   38.85    0.90%    0.22%   15.53%   16.52%   16.19%
American Century Variable
Portfolios
Income & Growth Portfolio                 12.44    7.58    0.90%    0.22%   12.04%   13.01%   12.57%
Inflation Protection Portfolio            10.63    1.11    0.90%    0.22%    5.61%    6.25%    5.31%
International Portfolio                   11.40 --         0.90%    0.22%   13.27%   13.95% --
Ultra Portfolio                           10.85 --         0.90%    0.22%    7.90%    8.55% --
Value Portfolio                           16.00   11.24    0.90%    0.22%   13.28%   14.31%   13.98%
Vista Portfolio                           10.90 --         0.90%    0.22%    8.38%    9.03% --
Dreyfus Variable Investment Fund
Appreciation Portfolio                    10.41 --         0.90%    0.22%    3.49%    4.11% --
Developing Leaders Portfolio            --      --         0.90%    0.22%    9.27% --       --
Quality Bond Portfolio                  --      --         0.90%    0.22%    4.50% --       --
Socially Responsible Growth Fund           7.37    2.53    0.90%    0.22%    5.28%    6.22%    5.67%
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund                   11.64 --         0.90%    0.22%   15.74%   16.44% --
Mutual Shares Securities Fund             11.07 --         0.90%    0.22%   10.04%   10.70% --
Real Estate Fund                        --      --         0.90%    0.22%   36.26% --       --
Small Cap Fund                            11.05 --         0.90%    0.22%    9.86%   10.52% --
Small Cap Value Securities Fund  (b)      12.12 --         0.90%    0.22%   20.44%   21.16% --

(a) On October 15, 2004, INVESCO Dynamics Fund was renamed AIM Dynamics Fund, INVESCO Health Sciences Fund was renamed AIM Health Sciences Fund and INVESCO Technology Fund was renamed AIM Technology Fund.
(b) The Investment Income Ratio, Expense Ratio and Total Return are for the period from inception, May 1, 2004, through December 31, 2004.

                                                          For the Year
                                                              Ended                                               For the Year
                                         At December        December                                                 Ended
                                           31, 2004          31, 2004                                              December 31,
                                         ------------     --------------         At December 31, 2004               2004
                                                                           ------------------------------------  -----------
                                                                                          Units                  Units Value
                                                                           ------------------------------------  -----------
VT = VariTrak Product                                  Investment
EP = Estate Provider Product                            Income
BP = Benefit Provider Product         Net Assets        Ratio*       VT              EP             BP           VT          EP
------------------------------------------------------------------------------------------------------------------------------------
JP Morgan Series Trust II
  International Equity Portfolio       2,304,943       0.55%     181,694.81       21,361.13       6,711.32        10.96        10.83
  Small Company Portfolio              1,924,996        --        95,738.75       30,801.30       3,545.02        15.12        13.35
Morgan Stanley Universal
Institutional Funds
  Core Plus Fixed Income Portfolio       106,021       3.77%          --           --            75,091.85         --           --
  Emerging Markets Equity Portfolio       78,248       0.64%          --           --            60,484.25         --           --
  High Yield Portfolio                    77,397       4.99%          --           --            70,385.40         --           --
  US Real Estate Portfolio               210,338       1.55%          --           --            88,692.70         --           --
Neuberger Berman Advisors
Management Trust
Fasciano Portfolio           (b)         766,387        --         65,609.25     4,170.97             --          10.98        11.05
  Limited Maturity Portfolio (b)         976,496       4.23%       94,061.07     3,544.38             --          10.00        10.06
  Mid Cap Growth Portfolio   (b)           9,645        --            834.80      --                  --          11.55         --
  Partners Portfolio                   1,947,758       0.01%      116,225.23    38,299.23         2,150.33        12.40        11.95
Scudder Variable Series II
  Dreman High Return Equity  (b)          47,658        --          4,228.88       --                 --          11.27         --
    Portfolio
  Dreman Small Cap Value
    Portfolio                (b)         707,841        --         57,126.80     2,013.79             --          11.97        12.04
Scudder VIT Funds
  EAFE Equity Index Fund                 302,751       2.20%           --           --           27,672.56         --           --
  Equity 500 Index Fund                1,126,939       1.04%           --           --           85,372.94         --           --
  Small Cap Index Fund                   206,063       0.38%           --           --           12,926.68         --           --
Sentinel Variable Products Trust
  Balanced Fund                        4,321,892       2.19%     207,705.38       59,631.71       4,286.84        16.76        12.68
  Bond Fund                            5,100,289       4.62%     285,907.34       39,416.35       4,554.53        15.60        14.56
  Common Stock Fund                   25,268,356       1.03%   1,281,861.62       67,037.38      15,848.59        18.90        12.62
  Growth Index Fund                    1,306,921       1.41%     138,475.98        3,573.38     240,587.83         7.83         8.13
  Mid Cap Growth Fund                 11,332,447      --         498,627.82       69,175.00      42,280.74        19.72        13.34
  Money Market Fund                   17,602,414       0.95%     815,377.38      147,880.28   4,661,570.91        12.70        12.31
  Small Company Fund                  16,496,249       0.09%     419,192.65       65,304.33      83,879.83        32.44        22.63
Strong Variable Insurance Funds
  Mid Cap Growth Fund II               7,561,771    --           530,164.34       51,305.09      30,530.93        11.99        13.00
  Opportunity Fund II                  3,979,718    --           184,194.54       29,614.02      15,065.90        16.21        15.79




                                                         For the Year Ended   For the Year Ended
                                                         December 31, 2004     December 31, 2004
                                          --------------  ---------------  ---------------------------
                                            Units Value   Expense Ratio**       Total Return***
                                          --------------  ---------------  ---------------------------
                                                BP            VT          BP         VT         EP      BP
-----------------------------------------------------------------------------------------------------------



  International Equity Portfolio               12.29         0.90%       0.22%      17.33%     18.33%   17.94%
  Small Company Portfolio                      18.56         0.90%       0.22%      26.03      27.18%   26.77%
Morgan Stanley Universal
Institutional Funds
  Core Plus Fixed Income Portfolio              1.41         0.90%       0.22%       --          --      3.82%
  Emerging Markets Equity Portfolio             1.29         0.90%       0.22%       --          --     23.21%
  High Yield Portfolio                          1.10         0.90%       0.22%       --          --      8.87%
  US Real Estate Portfolio                      2.37         0.90%       0.22%       --          --     36.30%
Neuberger Berman Advisors
Management Trust
Fasciano Portfolio                               --          0.90%       0.22%       9.79%     10.45%     --
  Limited Maturity Portfolio                     --          0.90%       0.22%       0.02%      0.63%     --
  Mid Cap Growth Portfolio                       --          0.90%       0.22%      15.54%       --       --
  Partners Portfolio                           22.98         0.90%       0.22%      17.94%     18.92%   18.58%
Scudder Variable Series II
  Dreman High Return Equity                      --          0.90%       0.22%       12.70%      --       --
    Portfolio
  Dreman Small Cap Value
    Portfolio  (b)                               --          0.90%       0.22%       19.66%    20.38%     --
Scudder VIT Funds
  EAFE Equity Index Fund                       10.94         0.90%       0.22%         --       --      18.66%
  Equity 500 Index Fund                        13.20         0.90%       0.22%         --       --      10.28%
  Small Cap Index Fund                         15.94         0.90%       0.22%         --       --      17.39%
Sentinel Variable Products Trust
  Balanced Fund                                19.87         0.90%       0.22%        6.46%     7.40%    7.09%
  Bond Fund                                    14.76         0.90%       0.22%        3.70%     4.66%    4.29%
  Common Stock Fund                            12.21         0.90%       0.22%        8.69%     9.68%    9.30%
  Growth Index Fund                             0.80         0.90%       0.22%        4.41%     5.35%    5.01%
  Mid Cap Growth Fund                          13.67         0.90%       0.22%       11.34%    12.29%   11.96%
  Money Market Fund                             1.16         0.90%       0.22%        0.08%     0.93%    0.35%
  Small Company Fund                           16.92         0.90%       0.22%       14.87%    15.89%   15.51%
Strong Variable Insurance Funds
  Mid Cap Growth Fund II                       17.57         0.90%       0.22%       18.05%    19.14%   18.78%
  Opportunity Fund II                          34.97         0.90%       0.22%       17.19%    18.25%   17.85%

(b) The Investment Income Ratio, Expense Ratio and Total Return are for the period from inception, May 1, 2004, through December 31, 2004.

                                                          For the Year
                                                              Ended                                           For the Year
                                         At December        December                                             Ended
                                           31, 2004          31, 2004                                          December 31,
                                         ------------     --------------     At December 31, 2004               2004
                                                                           --------------------------------  -----------
                                                                                      Units                  Units Value
                                                                           --------------------------------  -----------
VT = VariTrak Product                            Investment
EP = Estate Provider Product                      Income
BP = Benefit Provider Product      Net Assets     Ratio*       VT           EP         BP            VT       EP
---------------------------------------------------------------------------------------------------------------------------------
T Rowe Price Equity Series
Blue Chip Growth Portfolio(b)        1,054,992    0.76%     91,320.77    6,124.23        --        10.82      10.89     --
Equity Income Portfolio (b)            134,477    0.73%      9,933.81    2,009.78        --        11.25      11.32     --
Health Sciences Portfolio (b)          222,420    --        20,483.83      906.55        --        10.40      10.46     --
Variable Insurance Product Funds
Contrafund Portfolio                10,938,158    0.32%    484,390.70    65,707.73       --        20.49      15.43     --
Equity Income Portfolio             13,956,006    1.52%    328,494.08    17,282.36       --        41.85      11.96     --
Growth Portfolio                    17,379,797    0.25%    408,020.27   134,876.87       --        38.74      11.65     --
High Income Portfolio                5,813,198    7.64%    190,561.43    59,905.24       --        27.48       9.63     --
Index 500 Portfolio                 46,107,930    1.27%  1,290,304.77   617,023.77       --        30.12      11.74     --
Investment Grade Bond Portfolio      5,964,534    4.18%    369,439.41    55,508.18   272,354.52    12.93      13.41     1.63
Mid Cap Portfolio (b)                  624,489     --       50,320.39       428.67       --        12.30      12.38     --
Overseas Portfolio                  11,285,322    1.12%    438,568.50    67,802.24   188,650.48    23.28      10.26     2.02

T Rowe Price Equity Series

Blue Chip Growth Portfolio(b)            0.90%   0.22%    8.22%   8.88%   --
Equity Income Portfolio (b)              0.90%   0.22%   12.48%  13.16%   --
Health Sciences Portfolio (b)            0.90%   0.22%    3.95%   4.58%   --
Variable Insurance Product Funds
Contrafund Portfolio                     0.90%   0.22%   14.46%  14.63%   --
Equity Income Portfolio                  0.90%   0.22%   10.52%  11.48%   --
Growth Portfolio                         0.90%   0.22%    2.44%   3.37%   --
High Income Portfolio                    0.90%   0.22%    8.61%   9.60%   --
Index 500 Portfolio                      0.90%   0.22%    9.64%  10.58%   --
Investment Grade Bond Portfolio          0.90%   0.22%    3.49%   4.42%   4.10%
Mid Cap Portfolio (b)                    0.90%   0.22%   23.05%  23.79%   --
Overseas Portfolio                       0.90%   0.22%   12.61%  13.67%  13.49%

(b) The Investment Income Ratio, Expense Ratio and Total Return are for the period from inception, May 1, 2004, through December 31, 2004.
* These amounts represent dividends, exculding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
** These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

                                                          For the Year
                                                              Ended                                               For the Year
                                         At December        December                                                 Ended
                                           31, 2004          31, 2004                                              December 31,
                                         ------------     --------------         At December 31, 2004               2004
                                                                           ------------------------------------  -----------
                                                                                          Units                  Units Value
                                                                           ------------------------------------  -----------
VT = VariTrak Product                            Investment
EP = Estate Provider Product                      Income
BP = Benefit Provider Product      Net Assets     Ratio*          VT           EP         BP            VT       EP
------------------------------------------------------------------------------------------------------------------------------------
Alger American Fund
Growth Portfolio                 13,792,399     -          752,208.51       14,079.06       18,309.28       17.03       8.04   47.67
Leveraged All Cap Portfolio         999,850     -          122,678.17        5,470.94       21,894.99        7.30       7.51    2.88
Small Capitalization Portfolio    8,166,874     -          835,545.56       15,663.66        5,779.70        9.39       8.14   33.44
American Century Variable
Portfolios
Income & Growth Portfolio         4,481,437      1.20%     283,431.38       44,439.24      147,157.64       10.59      11.01    6.73
Inflation Protection Portfolio       39,844      1.78%         -              -             38,011.82         -          -      1.05
Value Portfolio                   7,035,523      0.96%     356,443.89       53,173.65      101,249.26       14.85      14.00    9.86
Dreyfus Variable Investment
Fund
Socially Responsible Growth         240,565      0.13%      29,648.70       1,003.78        14,012.61        6.75       6.94    2.39
Fund
Gartmore Variable Insurance
Trust
Government Bond    (c)                 -         6.62%         -              -              -               -             -    -
JP Morgan Balanced (c)                 -         3.47%         -              -              -               -             -    -
INVESCO Variable Investment
Funds
Dynamics Fund                     1,190,251         -      143,199.27       18,541.24       84,220.91        6.73       6.92    1.17
Health Sciences Fund              1,855,422         -      192,939.04       15,541.10       22,646.01        8.69       8.94    1.75
Technology Fund                   1,242,562         -      284,718.39       7,823.45        35,216.10        4.10       4.22    1.18
JP Morgan Series Trust ll
International Equity Portfolio    1,811,925      0.78%     166,814.11       20,769.09        6,109.11        9.34       9.15   10.42
Small Company Portfolio           1,572,255         -      100,034.67       30,896.84        3,240.56       12.00      10.50   14.64
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income              125,085      0.06%        -              -              92,167.81          -           -    1.36
Portfolio
Emerging Markets Equity              61,753         -         -              -              58,579.08          -           -    1.05
Portfolio
High Yield Portfolio                 45,155         -         -              -              44,815.61          -           -    1.01
US Real Estate Portfolio            148,870         -         -              -              85,565.66          -           -    1.74
Neuberger Berman Advisors
Management Trust
Partners Portfolio                1,433,632         -       98,768.57       35,354.81        2,075.23       10.51      10.05   19.38

Alger American Fund               0.90%   0.22%     33.95%   35.12%   34.74%
Growth Portfolio                  0.90%   0.22%     33.49%   34.77%   34.39%
Leveraged All Cap Portfolio       0.90%   0.22%     41.00%   42.25%   41.86%
Small Capitalization Portfolio
American Century Variable
Portfolios                        0.90%   0.22%     28.24%   29.40%   28.86%
Income & Growth Portfolio         0.90%   0.22%      -        -        4.82%
Inflation Protection Portfolio    0.90%   0.22%     27.79%   29.01%   28.57%
Value Portfolio
Dreyfus Variable Investment
Fund                              0.90%   0.22%     24.80%   25.97%   25.55%
Socially Responsible Growth
Fund
Gartmore Variable Insurance
Trust                             0.90%   0.22%    -16.74%   -9.13%  -10.96%
Government Bond    (c)            0.90%   0.22%    -32.97%   -9.85%  -42.82%
JP Morgan Balanced (c)
INVESCO Variable Investment
Funds                             0.90%   0.22%     36.52%   37.84%   37.11%
Dynamics Fund                     0.90%   0.22%     26.70%   27.84%   27.42%
Health Sciences Fund              0.90%   0.22%     43.96%   45.46%   45.10%
Technology Fund
JP Morgan Series Trust ll         0.90%   0.22%     31.20%   32.37%   32.01%
International Equity Portfolio    0.90%   0.22%     34.83%   36.02%   35.56%
Small Company Portfolio
Morgan Stanley Universal
Institutional Funds               0.90%   0.22%         -        -     4.40%
Core Plus Fixed Income
Portfolio                         0.90%   0.22%         -        -    48.48%
Emerging Markets Equity
Portfolio                         0.90%   0.22%         -        -    25.95%
High Yield Portfolio              0.90%   0.22%         -        -    36.99%
US Real Estate Portfolio
Neuberger Berman Advisors
Management Trust                  0.90%   0.22%    33.91%    35.01%   34.66%
Partners Portfolio

(c) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003.

                                                          For the Year
                                                              Ended                                               For the Year
                                         At December        December                                                 Ended
                                           31, 2004          31, 2004                                              December 31,
                                         ------------     --------------         At December 31, 2004               2004
                                                                           ------------------------------------  -----------
                                                                                          Units                  Units Value
                                                                           ------------------------------------  -----------
VT = VariTrak Product                            Investment
EP = Estate Provider Product                      Income
BP = Benefit Provider Product      Net Assets     Ratio*          VT           EP         BP            VT       EP
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Fund
EAFE Equity Index Fund                 240,260              4.84%        --             --          26,063.89      --       --
Equity 500 Index Fund                1,002,614              1.26%        --             --          83,730.91      --       --
Small Cap Index Fund                   173,759              0.92%        --             --          12,794.72      --       --
Sentinel Variable Product Trust
Balanced Fund (c)                    3,571,846              0.82%     181,324.96     54,492.93       4,049.30       15.74   11.81
Bond Fund     (c)                    4,615,218              1.76%     270,147.22     34,536.70       5,089.64       15.04   13.91
Common Stock Fund                   21,200,076              0.91%   1,174,369.90     55,599.87      12,054.00       17.39   11.51
Growth Index Fund                      892,253              1.05%      95,630.18      2,242.84     205,984.59        7.50    7.71
Mid Cap Growth Fund                  9,205,904               --       456,641.96     59,329.46      33,894.44       17.71   11.88
Money Market Fund                   17,528,355              0.72%     891,526.26    128,209.70   4,018,721.37       12.69   12.20
Small Company Fund                  12,095,962              0.12%     350,841.90     53,429.49      78,191.12       28.24   19.53
Strong Variable Insurance Funds
Mid Cap Growth Fund II               6,389,767               --       533,877.86     48,242.24      29,836.57       10.16   10.91
Opportunity Fund II                  3,344,246              0.08%     178,437.76     30,837.55      15,637.85       13.83   13.35
Variable Insurance Products Funds
Contrafund Portfolio                 9,185,057              0.43%     466,650.95     61,727.17         --           17.90   13.46
Equity Income Portfolio             13,190,739              1.73%     342,629.43     20,168.87         --           37.87   10.73
Growth Portfolio                    16,649,704              0.25%     400,693.39    132,829.96         --           37.82   11.27
High Income Portfolio                4,889,732              6.35%     173,173.73     57,873.59         --           25.30    8.79
Index 500 Portfolio                 41,650,704              1.35%   1,260,225.62    661,923.49         --           27.47   10.62
Investment Grade Bond Portfolio      5,756,876              3.46%     371,043.58     54,492.84     269,645.24       12.49   12.84
Overseas Portfolio                  10,257,497              0.76%     453,841.84     66,528.69     155,032.48       20.67    9.03

Scudder VIT Fund
EAFE Equity Index Fund                  9.22    0.90%    0.22%    --       --      33.02%
Equity 500 Index Fund                  11.97    0.90%    0.22%    --       --      27.79%
Small Cap Index Fund                   13.58    0.90%    0.22%    --       --      46.03%
Sentinel Variable Product Trust
Balanced Fund (c)                      18.55    0.90%    0.22%   57.37%   18.05%   85.49%
Bond Fund                              14.15    0.90%    0.22%   50.39%   39.12%   41.47%
Common Stock Fund                      11.17    0.90%    0.22%   30.28%   31.43%   30.94%
Growth Index Fund                       0.76    0.90%    0.22%   22.81%   24.02%   23.20%
Mid Cap Growth Fund                    12.21    0.90%    0.22%   40.56%   41.88%   41.47%
Money Market Fund                       1.16    0.90%    0.22%   -0.14%    0.71%    0.59%
Small Company Fund                     14.65    0.90%    0.22%   38.22%   39.48%   38.95%
Strong Variable Insurance Funds
Mid Cap Growth Fund II                 14.79    0.90%    0.22%   32.93%   34.18%   33.73%
Opportunity Fund II                    29.67    0.90%    0.22%   35.76%   36.96%   36.55%
Variable Insurance Products Funds
Contrafund Portfolio                    --      0.90%    0.22%   27.33%   28.43%     --
Equity Income Portfolio                 --      0.90%    0.22%   29.15%   30.32%     --
Growth Portfolio                        --      0.90%    0.22%   31.67%   32.89%     --
High Income Portfolio                   --      0.90%    0.22%   26.11%   27.21%     --
Index 500 Portfolio                     --      0.90%    0.22%   27.25%   28.38%     --
Investment Grade Bond Portfolio         1.57    0.90%    0.22%    4.22%    5.21%    4.64%
Overseas Portfolio                      1.78    0.90%    0.22%   42.05%   43.38%   42.68%

(c) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003.
* These amounts represent dividends, exculding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
** These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

                                                          For the Year
                                                              Ended                                               For the Year
                                         At December        December                                                 Ended
                                           31, 2004          31, 2004                                              December 31,
                                         ------------     --------------         At December 31, 2004               2004
                                                                           ------------------------------------  -----------
                                                                                          Units                  Units Value
                                                                           ------------------------------------  -----------
VT = VariTrak Product                            Investment
EP = Estate Provider Product                      Income
BP = Benefit Provider Product      Net Assets     Ratio*          VT           EP         BP            VT       EP
------------------------------------------------------------------------------------------------------------------------------------
Alger American Fund
Growth Portfolio                       9,488,018     0.05%   710,936.58      9,363.01    11,213.33       12.71    5.95
Leveraged All Cap Portfolio              463,175     0.01%    77,853.14      3,178.86     9,200.14        5.47    5.57
Small Capitalization Portfolio         5,543,266     --      815,159.46        588.10     4,833.48        6.66    5.72
American Century Variable Portfolios
Income & Growth Portfolio              3,111,539     1.20%   243,276.37     45,696.90   136,572.41        8.26    8.51
Value Portfolio                        4,630,377     0.79%   286,595.48     49,739.78    99,178.21       11.62   10.85
Dreyfus Variable Investment Fund
Socially Responsible Growth Fund         140,306     0.31%    21,009.66        353.92    13,042.43        5.41    5.51
INVESCO Variable Investment Funds
Dynamics Fund                            489,153     --       94,022.72     1,169.92     23,571.75        4.93
Health Sciences Fund                   1,054,857     --      136,908.77    13,939.24     12,935.22        6.86
Technology Fund                          559,592     --      184,251.42     5,477.91     23,035.18        2.85
JP Morgan Series Trust ll
International Equity Portfolio         1,259,256     0.49%   143,708.38     27,804.56     5,638.69        7.12    6.91
Small Company Portfolio                1,049,595     0.26%    88,984.80     29,876.58     2,458.22        8.90    7.72
Market Street Fund
Bond     (c)                           3,954,243     3.58%   231,224.21     45,341.26     3,250.92   14.34
Managed  (c)                           2,531,744     2.93%   169,923.46     34,314.14     1,587.69   12.83
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio          84,653     6.37%      --           --        65,060.76 --
Emerging Markets Equity Portfolio         39,645                --           --           --        56,107.26 --
High Yield Portfolio                      38,053    10.43%      --           --        47,325.36 --
US Real Estate Portfolio                 108,547     5.36%      --           --        85,299.16 --
Neuberger Berman Advisors
Management Trust
Partners Portfolio                       880,558     0.58%    81,603.72     30,677.80       813.74        7.85    7.44

Growth Portfolio                          35.38    0.90%   0.22%-33.60%    -33.02%   -33.20%
Leveraged All Cap Portfolio                2.14    0.90%   0.22%-34.43%    -33.90%   -29.32%
Small Capitalization Portfolio             5.72   23.57    0.90%   0.22%   -26.85%   -26.24%   -26.47%
American Century Variable Portfolios
Income & Growth Portfolio                  5.22    0.90%   0.22%-20.09%    -19.38%   -19.62%
Value Portfolio                            7.67    0.90%   0.22%-13.43%    -12.61%   -12.93%
Dreyfus Variable Investment Fund
Socially Responsible Growth Fund           1.90    0.90%   0.22%-29.61%    -28.91%   -29.13%
INVESCO Variable Investment Funds
Dynamics Fund                              5.02    0.85    0.90%   0.22%   -32.50%   -31.87%   -32.14%
Health Sciences Fund                       6.99    1.37    0.90%   0.22%   -25.15%   -24.48%   -24.70%
Technology Fund                            2.90    0.81    0.90%   0.22%   -47.33%   -46.83%   -41.19%
JP Morgan Series Trust ll
International Equity Portfolio             7.89    0.90%   0.22%-19.04%    -18.27%   -18.58%
Small Company Portfolio                   10.80    0.90%   0.22%-22.37%    -21.68%   -21.90%
Market Street Fund
Bond                                      13.14   13.41    0.90%   0.22%      8.11%     9.07%     8.74%
Managed                                    9.54   15.04    0.90%   0.22%   -11.07%   -10.25%   -10.54%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio        --         1.30    0.90%   0.22%      --        --        5.78%
Emerging Markets Equity Portfolio       --         0.71    0.90%   0.22%      --        --     -14.87%
High Yield Portfolio                    --         0.80    0.90%   0.22%      --        --     -4.28%
US Real Estate Portfolio                --         1.27    0.90%   0.22%      --        --     -3.60%
Neuberger Berman Advisors
Management Trust
Partners Portfolio                        14.39    0.90%   0.22%-24.79%    -24.12%   -24.38%

(c) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003.

                                                    For the Year
                                                      Ended          At December 31, 2002
                                  At December 31,   December 31,     --------------------
                                      2002              2002               Units
                                      ----              ----               -----
VT = VariTrak Product
EP = Estate Provider Product                      Investment
BP = Benefit Provider Product       Net Assets   Income Ratio   *VT          EP             BP
-----------------------------       ----------   ------------   -------------------------------------
Scudder VIT Funds
 EAFE Equity Index Fund               108,336        0.61%          --           --         15,622.45
 Equity 500 Index Fund                828,166        1.55%          --           --         88,353.37
 Small Cap Index Fund                 130,871        0.97%          --           --         14,065.49
Sentinel Variable Product Trust
 Common Stock Fund                 14,793,804        1.42%   1,065,897.34    52,982.07      11,467.26
 Growth Index Fund                    373,246        0.69%      57,021.76     1,389.40      26,451.11
 Mid Cap Growth Fund                5,755,078         --       407,463.84    49,436.54      24,107.36
Money Market Fund                  14,840,021        1.28%     715,356.49   120,254.85   3,725,124.87
 Small Company Fund                 7,865,347        0.33%     310,528.99    51,954.97      75,237.00
 Strong Variable Insurance Funds
Mid Cap Growth Fund II              4,485,579                       --      498,564.75      51,220.62
 Opportunity Fund II                2,329,045        0.52%     168,167.24    27,952.60      15,802.29
Variable Insurance Products
Funds
 Contrafund Portfolio               6,722,893        0.84%     432,529.90    61,181.11          --
 Equity Income Portfolio           10,354,545        1.97%     349,925.86    11,673.92          --
 Growth Portfolio                  11,667,524        0.29%     375,619.02   103,627.30          --
 High Income Portfolio              3,416,918        9.83%     152,021.67    53,245.94          --
 Index 500 Portfolio               29,793,526        1.39%   1,145,545.44   612,417.71          --
 Investment Grade Bond Portfolio    4,715,914        2.63%     303,436.32    51,059.51     306,854.45
 Overseas Portfolio                 6,823,342        0.87%     432,631.73    65,409.26      94,799.36


                                                          For the Year
                                 At December 31, 2002        Ended
                                 --------------------     December 31,            For the Year Ended
                                                            2002                  December 31, 2002
                                        Units Value      Expense Ratio             **Total Return***
                                        -----------      -------------             -----------------
                                       VT      EP       BP    VT     BP         VT        EP          BP
                                       --      --       --    --     --         --        --          --
Scudder VIT Funds
 EAFE Equity Index Fund               --       --      6.93    0.90%   0.22%     --         --      -21.82%
 Equity 500 Index Fund                --       --      9.37    0.90%   0.22%     --         --      -22.53%
 Small Cap Index Fund                 --       --      9.30    0.90%   0.22%     --         --      -20.81%
Sentinel Variable Product Trust
 Common Stock Fund                    13.35    8.76    8.53    0.90%   0.22%   -18.09%  -17.36%     -17.63%
 Growth Index Fund                     6.11    6.22    0.62    0.90%   0.22%   -24.69%  -24.02%     -12.94%
 Mid Cap Growth Fund                  12.60    8.37    8.63    0.90%   0.22%   -24.75%  -24.10%     -24.53%
Money Market Fund                     12.71   12.11    1.15    0.90%   0.22%     0.41%    1.30%       1.04%
 Small Company Fund                   20.43   14.00   10.54    0.90%   0.22%   -14.68%  -13.93%     -14.20%
 Strong Variable Insurance Funds
Mid Cap Growth Fund II                 7.64    8.13   11.06    0.90%   0.22%   -38.13   -37.52%     -37.75%
 Opportunity Fund II                  10.19    9.75   21.73    0.90%   0.22%   -27.49%  -26.83%     -27.04%
Variable Insurance Products
Funds
 Contrafund Portfolio                 14.06   10.48    --       0.90%  0.22%  -10.15    -9.36%          --
 Equity Income Portfolio              29.32    8.23    --       0.90%  0.22%  -17.70   -16.96%          --
 Growth Portfolio                     28.72    8.48    --       0.90%  0.22%  -30.72   -30.13%          --
 High Income Portfolio                20.06    6.91    --       0.90%  0.22%    2.54%    3.40%          --
 Index 500 Portfolio                  21.59    8.27    --       0.90%  0.22%  -22.96   -22.22%          --
 Investment Grade Bond Portfolio      11.98   12.20    1.50     0.90%  0.22%    9.36%   10.31%       10.06%
 Overseas Portfolio                   14.55    6.30    1.25     0.90%  0.22%  -20.99   -20.25%      -20.51%

* These ratios represent annualized contract expenses, consisting of mortality, expense and administrative fee charges for the year, divided by the average net assets. These ratios include only those expenses that result in a direct reduction of unit values. Charges, such as policy issue fees, premium loads and transaction fees made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.
** These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality, expense and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
*** These amounts represent the total return for the year, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                                               For the Year
                                                               Ended
                                              At December      December

                                              31, 2001         31, 2001                           At December 31, 2001

                                                                                                  Units

VT = VariTrak Product                                          Investment
EP = Estate Provider Product                                   Income
BP = Benefit Provider Product                 Net Assets       Ratio*             VT              EP              BP
Alger American Fund
Growth Portfolio                              13,185,825       0.24%              662,300.07      3,964.73        8,978.77
Leveraged All Cap Portfolio                   352,188          -                  41,236.81       935.73          -
Small Capitalization Portfolio                6,928,081        0.05%              746,095.47      331.28          4,157.70
American Century Variable Portfolios
Income & Growth Portfolio                     3,066,127        0.86%              219,624.77      43,606.93       51,589.60
Value Portfolio                               3,594,044        0.65%              195,446.31      38,371.20       56,242.89
Dreyfus Variable Investment Fund
Socially Responsible Growth Fund              111,859          0.08%              12,187.45       104.49          6,519.44
INVESCO Variable Investment Funds
Dynamics Fund                                 368,701          -                  47,653.07       476.73          13,837.65
Health Sciences Fund                          661,137          0.47%              62,931.73       8,071.22        5,255.26
Technology Fund                               603,356          -                  109,370.66      2,159.29        -
JP Morgan Series Trust ll
International Equity Portfolio                1,218,616        1.15%              108,233.14      25,474.47       5,352.88
Small Company Portfolio                       1,479,514        0.04%              104,544.72      25,685.97       1,990.03
Market Street Fund
Bond                                    (c)   2,965,928        6.28%              177,640.76      40,576.21       9,867.35
Managed                                 (c)   2,554,152        4.03%              155,194.83      29,418.21       129.60
Neuberger Berman Advisors
Management Trust
Partners Portfolio                            953,966          0.37%              67,876.05       23,924.49       554.68

                                                                          For the Year
                                                                              Ended
                                                                            December 31,           For the Year Ended
                                                                               2001                 December 31, 2001
                                                        Units Value           Expense                Total Return***
                                                        -----------           -------                ---------------
                                                  VT      EP       BP       VT       BP          VT          EP         BP
                                                  --      --       --       --       --          --          --         --
Alger American Fund
Growth Portfolio                                 19.14    8.88     52.97    0.90%    0.22%      -12.61%     -8.77%     -12.10%
Leveraged All Cap Portfolio                       8.35    8.43     -        0.90%    0.22%      -16.67%    -15.94%       -
Small Capitalization Portfolio                    9.10    7.75     32.05    0.90%    0.22%      -30.13%    -15.96%     -30.37%
American Century Variable Portfolios
Income & Growth Portfolio                        10.34   10.56      6.49    0.90%    0.22%       -9.14%     -8.35%      -8.72%
Value Portfolio                                  13.42   12.42      8.81    0.90%    0.22%       11.80%     12.82%      12.52%
Dreyfus Variable Investment Fund
Socially Responsible Growth Fund                  7.68    7.75      2.68    0.90%    0.22%      -23.30%     -8.27%     -15.46%
INVESCO Variable Investment Funds
Dynamics Fund                                     7.30    7.37      1.25    0.90%    0.22%      -31.77%    -31.16%     -17.22%
Health Sciences Fund                              9.17    9.26      1.82    0.90%    0.22%      -13.36%    -12.60%       1.11%
Technology Fund                                   5.41    5.46     -        0.90%    0.22%      -46.29%    -45.81%      -
JP Morgan Series Trust ll
International Equity Portfolio                    8.79    8.45      9.69    0.90%    0.22%      -19.87%    -19.10%     -17.53%
Small Company Portfolio                          11.47    9.86     13.83    0.90%    0.22%       -8.85%     -8.05%      -8.35%
Market Street Fund
Bond                                             13.26   12.05     12.33    0.90%    0.22%        6.42%      7.38%       7.03%
Managed                                          14.43   10.63     16.81    0.90%    0.22%       -7.86%     -6.99%      -7.33%
Neuberger Berman Advisors
Management Trust
Partners Portfolio                               10.44    9.80     19.03    0.90%    0.22%       -3.74%     -2.85%      -3.16%

(c) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003.

                                                 For the
                                                   Year
                                                  Ended
                                   At December   December
                                     31, 2001    31, 2001                       At December 31, 2001
                                   -----------  ----------  ---------------------------------------------------------
                                                                            Units                     Units Value
                                                            ------------------------------------  -------------------
VT = VariTrak Product                           Investment
EP = Estate Provider Product                      Income
BP = Benefit Provider Product       Net Assets    Ratio*        VT          EP          BP          VT     EP     BP
                                   -----------  ----------  ------------------------------------  -------------------
Scudder VIT Funds
  EAFE Equity Index Fund               329,256       --             --          --     37,107.02     --     --   8.87
  Equity 500 Index Fund                504,805     1.02%            --          --     41,703.87     --     --  12.10
  Small Cap Index Fund                 114,505     0.79%            --          --      9,742.21     --     --  11.75
Sentinel Variable Product Trust
  Common Stock Fund                 15,765,574     1.18%    936,487.81   39,162.45      8,556.21  16.30  10.60  10.35
  Growth Index Fund                    220,736     0.42%     26,550.18      652.01            --   8.11   8.19     --
  Mid Cap Growth Fund                6,813,980       --     365,419.20   43,105.08     19,210.22  16.74  11.03  11.44
  Money Market Fund                 11,879,952     3.25%    648,822.71  135,911.85  1,791,163.60  12.66  11.95   1.14
  Small Company Fund                 7,136,892     0.35%    242,948.99   44,200.05     48,746.43  23.95  16.27  12.28
Strong Variable Insurance Funds
  Mid Cap Growth Fund II             6,067,235       --     420,672.57   44,511.72     16,816.47  12.34  13.01  17.76
  Opportunity Fund II                2,290,904     0.44%    133,076.38   21,600.66      4,496.02  14.05  13.32  29.78
Variable Insurance Products Funds
  Contrafund Portfolio               6,787,840     0.79%    396,521.89   50,343.97            --  15.65  11.56     --
  Equity Income Portfolio           11,839,300     1.70%    330,661.91    6,300.16            --  35.62   9.91     --
  Growth Portfolio                  15,558,317     0.08%    350,066.18   85,970.43            --  41.46  12.14     --
  High Income Portfolio              2,996,727    11.70%    135,440.87   51,959.54            --  19.56   6.68     --
  Index 500 Portfolio               32,570,841     1.07%    958,812.21  536,883.47            --  28.02  10.63     --
  Investment Grade Bond Portfolio    2,469,075     0.78%    183,172.48   39,144.49     22,392.56  10.95  11.06   1.36
  Overseas Portfolio                 7,825,927     5.51%    397,433.34   54,399.99     50,383.23  18.41   7.90   1.57

                                    For the
                                      Year
                                      Ended
                                   December 31,       For the Year Ended
                                       2001           December 31, 2001
                                   ------------   -------------------------
                                      Expense           Total Return***
                                   ------------   -------------------------
VT = VariTrak Product
EP = Estate Provider Product
BP = Benefit Provider Product       VT      BP       VT       EP        BP
                                   ------------   -------------------------
Scudder VIT Funds
  EAFE Equity Index Fund           0.90%   0.22%       --       --   -24.96%
  Equity 500 Index Fund            0.90%   0.22%       --       --   -13.32%
  Small Cap Index Fund             0.90%   0.22%       --       --     1.73%
Sentinel Variable Product Trust
  Common Stock Fund                0.90%   0.22%   -8.90%   -8.10%    -8.33%
  Growth Index Fund                0.90%   0.22%  -14.24%   -4.53%        --
  Mid Cap Growth Fund              0.90%   0.22%  -24.94%  -24.26%   -24.69%
  Money Market Fund                0.90%   0.22%    2.74%    2.53%     1.79%
  Small Company Fund               0.90%   0.22%    4.41%    5.37%     4.78%
Strong Variable Insurance Funds
  Mid Cap Growth Fund II           0.90%   0.22%  -31.39%  -30.77%   -25.16%
  Opportunity Fund II              0.90%   0.22%   -4.57%   -3.70%    10.54%
Variable Insurance Products Funds
  Contrafund Portfolio             0.90%   0.22%  -13.05%  -12.24%       --
  Equity Income Portfolio          0.90%   0.22%   -5.80%   -3.24%       --
  Growth Portfolio                 0.90%   0.22%  -18.40%  -17.66%       --
  High Income Portfolio            0.90%   0.22%  -12.54%  -11.68%       --
  Index 500 Portfolio              0.90%   0.22%  -12.89%  -12.11%       --
  Investment Grade Bond Portfolio  0.90%   0.22%    7.46%    8.51%     8.02%
  Overseas Portfolio               0.90%   0.22%  -21.89%  -21.21%   -21.50%

* These ratios represent annualized contract expenses, consisting of mortality, expense and administrative fee charges for the year, divided by the average net assets. These ratios include only those expenses that result in a direct reduction of unit values. Charges, such as policy issue fees, premium loads and transaction fees made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.
** These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality, expense and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
*** These amounts represent the total return for the year, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

NOTE 8 - FUND SUBSTITUTIONS

Substitution transactions that occurred on August 1, 2003 are shown below. Immediately after the transaction, an Owner of the Variable Account held the same total dollar value of units in his or her account; only the investment option of the sub-account was changed.

--------------------------------------------------------------------------------
August 1, 2003               Removed Portfolio           Surviving Portfolio
--------------------------------------------------------------------------------
                         GVIT GOVERNMENT BOND FUND         SVPT BOND FUND
--------------------------------------------------------------------------------
Shares                          310,145.33                   370,313.53
--------------------------------------------------------------------------------
NAV                               $ 11.94                      $ 10.00
--------------------------------------------------------------------------------
Net assets before               $ 3,703,135
--------------------------------------------------------------------------------
Net assets after                                             $ 3,703,135
--------------------------------------------------------------------------------
                       GVIT JP MORGAN BALANCED FUND      SVPT BALANCED FUND
--------------------------------------------------------------------------------
Shares                          282,346.64                   242,818.11
--------------------------------------------------------------------------------
NAV                               $ 8.60                       $ 10.00
--------------------------------------------------------------------------------
Net assets before               $ 2,428,181
--------------------------------------------------------------------------------
Net assets after                                             $ 2,428,181
--------------------------------------------------------------------------------

NOTE 9 - LOANS

Policyholders may obtain loans after the first policy year as outlined in the variable life insurance policy and variable universal life insurance policy. At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Variable Account to the General Account of National Life. Interest is credited by National Life at predetermined rates on collateral held in the General Account. This interest is periodically transferred to the Variable Account.

NOTE 10 - DISTRIBUTION OF NET INCOME

The Variable Account does not expect to declare dividends to policyholders from accumulated net income. The accumulated net income will be distributed to policyholders as withdrawals (in the form of death benefits, surrenders or policy loans) in excess of the policyholders' net contributions to the Variable Account.

NOTE 11 - DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (IRC), a variable universal life insurance contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable universal life insurance contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

National Life believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

                            PART C: OTHER INFORMATION

ITEM 26. EXHIBITS

      (a) Resolutions of the Board of Directors of National Life Insurance Company ("Depositor") authorizing establishment of National Variable Life Insurance Account ("Registrant") (2)
      (b)   Custodian Agreements: Not applicable
      (c)   (1)   Form of Distribution Agreement between National Life Insurance
                  Company and Equity Services, Inc. (4)
            (2)   Form of Equity Services, Inc. Branch Office Supervisor
                  Contract (2)
            (3)   Form of Equity Services, Inc. Registered Representative
                  Contract (2)
            (4)   Schedule of Sales Commissions (6)
      (d)   Contracts:
            (1)   Specimen Sentinel Estate Provider Policy Form (6)
            (2)   Rider for Guaranteed Death Benefit (6)
            (3)   Rider for Additional Protection Benefit (6)
            (4)   Rider for Policy Split Option (6)
            (5)   Rider for Estate Preservation (6)
            (6)   Rider for Annually Renewable Term (6)
            (7)   Rider for Continuing Coverage (6)
            (8)   Rider for Enhanced Death Benefit (6)
            (9)   Rider for Automatic Increase (6)
      (e)   Application (6)
      (f)   Corporate documents:
            (1)   National Life Insurance Company's Charter documents (2)
            (2)   National Life Insurance Company's By-laws (2)
      (g)   Reinsurance agreements
            (1)   Automatic Modified-Coinsurance (Mod-Co) Reinsurance and
                  Service Agreement, between National Life Insurance Company and
                  xxxxxx, effective as of September 1, 1998. (12)
            (2)   Automatic and Facultative YRT Reinsurance Agreement - National
                  Life Insurance Company and xxx, effective January 1, 2002 (11)
            (3)   Automatic Modified -Coinsurance (Mod-Co) Reinsurance and
                  Service Agreement - National Life Insurance Company and xxx,
                  effective December 31, 1998 (11)
            (4)   Automatic and Facultative Yearly Renewable Term Reinsurance
                  Agreement - National Life Insurance Company and xxx, effective
                  January 1, 2002 (11)
            (5)   Automatic Yearly Renewable Term Reinsurance Agreement -
                  National Life Insurance Company and xxx, effective May 1, 1999
                  (11)
            (6)   Reinsurance Agreement - National Life Insurance Company and
                  xxxx, effective April 1, 1993 (11)
            (7)   Reinsurance Agreement - National Life Insurance Company and
                  xxx, effective October 1, 1994 (11)
      (h)   Participation Agreements:
            (1)   (a) Form of Participation Agreement - Market Street, National
                  Life Insurance Company and Equity Services, Inc. (4)
                  (b) Form of Amendment No. 2 to Participation Agreement -
                  Market Street, National Life Insurance Company and Equity
                  Services, Inc. (6)
            (2)   (a) Participation Agreement - Variable Insurance Products
                  Fund, Fidelity Distributors Corporation and Vermont Life
                  Insurance Company (now National Life Insurance Company) -
                  August 12, 1989 (3)
                  (b) Amendment No. 1 to Participation Agreement among Variable
                  Insurance Products Fund, Fidelity Distributors Corporation and
                  National Life Insurance Company (4)
                  (c) Amendment No. 3 to Participation Agreement among Variable
                  Insurance Products Fund, Fidelity Distributors Corporation and
                  National Life Insurance Company (6)

            (3) Participation Agreement - National Life Insurance Company, Strong Variable Insurance Funds, Inc., Strong Special Fund II, Strong Capital Management, Inc. and Strong Funds Distributors, Inc. (6)
            (4) (a) Form of Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Vermont Life Insurance Company (now National Life Insurance Company (3)
                  (b) Form of Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Vermont Life Insurance Company (now National Life Insurance Company (5)
                  (c) Form of Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Vermont Life Insurance Company (now National Life Insurance Company (6)
            (5) Form of Shareholder Service Agreement - between National Life Insurance Company and American Century Investment Management, Inc. (6)
                  (a) Form of Amendment to Shareholder Services Agreement (12)
            (6) Form of Participation Agreement - National Life Insurance Company and Neuberger & Berman Advisers Managers Trust (6)
                  (a) Form of Amendment to Participation Agreement (12)
            (7) Form of Participation Agreement - National Life Insurance Company and J.P. Morgan Series Trust II (6)
            (8) Participation Agreement between National Life Insurance Company, INVESCO Variable Investment Funds, Inc., INVESCO Funds Group, Inc., and INVESCO Distributors, Inc. (8)
            (9) Participation Agreement between National Life Insurance Company and The Dreyfus Socially Responsible Growth Fund, Inc.
                  (8)
                  (a) Form of Amendment to Participation Agreement (12)
            (10) Form of Participation Agreement - Alger American Fund, National Life insurance Company and Fred Alger and Company (4)
            (11) Participation Agreement between Sentinel Variable Products Trust, National Life Insurance Company and Equity Services, Inc. (10)
            (12) Form of Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and National Life Insurance Company (12)
            (13) Form of Amended and Restated Participation Agreement - National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (12)
            (14) Form of Participation Agreement - National Life Insurance Company, Scudder Variable Series II, Scudder Distributors, Inc. and Deutsche Investment Management Americas, Inc. (12)
            (15) Form of Participation Agreement among T. Rowe Price Equity Services, Inc., T. Rowe Price Investment Services, Inc. and National Life Insurance Company (12)


            (16) Form of Participation Agreement - AIM Variable Insurance Funds, A I M Distributors, Inc., National Life Insurance Company and Equity Services, Inc.(14)
                  i)Administrative Contracts: Not applicable


      (j)   Other Material Contracts: Not applicable
      (k) Opinion and Consent of D. Russell Morgan, Chief Compliance Officer, as to the legality of the securities being offered (*)
      (l) Opinion and Consent of Elizabeth H. MacGowan, F.S.A., M.A.A.A, Actuary and Vice President - Product Development, as to actuarial matters pertaining to the securities being registered. (*)
      (m)   Calculation (13)
      (n)   (1) Consent of PricewaterhouseCoopers LLP, Auditors (*)
            (2) Consent of Sutherland Asbill & Brennan LLP (*)
      (o)   Not applicable
      (p)   Initial Capital Agreement: Not applicable
      (q) Redeemability exemption: Memo describing issuance, transfer and redemption procedures (8)
      (r)   Powers of Attorney
            (1) Robert E. Boardman (1)
            (2) A. Gary Shilling (1)
            (3) Jeremiah E. Casey (9)
            (4) Thomas H. MacLeay(9)

1. Incorporated herein by reference to Registration Statement on Form S-6 (File No. 333-44723) for National Variable Life Insurance Account (Sent. Estate Provider) filed January 22, 1998
2 Incorporated herein by reference to the Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account (COLI) filed on February 11, 1999.
3 Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II (Sent. Adv.) filed February 25, 1999.
4 Incorporated herein by reference to Post Effective Amendment No. 1 to S-6 Registration Statement File No. 33-91938 for National Variable Life Insurance Account (VariTrak) filed March 12, 1996
5 Incorporated herein by reference to Post Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed April 30, 1997
6 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sent. Estate. Provider), filed April 16, 1998
7 Incorporate herein by reference to Post Effective Amendment No.1 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sent. Est. Provider) filed February 26, 1999
8 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement (File # 333-44723) for National Variable Life Insurance Account (Sentinel Estate Provider) filed May 1, 2001.
9. Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sent. Estate. Provider), May 1, 2002
10 Incorporated herein by reference to Post Effective Amendment No. 12 to the Form N-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed February 28, 2003
(11) Incorporated herein by reference to Post-Effective Amendment No. 14 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed March 1, 2004
(12) Incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2004
(13) Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate Provider - File No. 333-44723) filed May 1, 2003


(14) Incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed April 29, 2005


(*)   Filed herewith



ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL BUSINESS ADDRESS*   POSITIONS AND OFFICES WITH DEPOSITOR

Thomas H. MacLeay                      Chairman of the Board, President, CEO
                                       and Director

Jeremiah E. Casey                      Director
Allfirst Financial, Inc.
25 S. Charles Street
Baltimore, MD  21201

Bruce Lisman                           Director
Bear Stearns Companies
383 Madison Avenue, 5th Floor
New York, NY  10179

A. Gary Shilling                       Director
A. Gary Shilling & Co., Inc.
500 Morris Avenue
Springfield, NJ  07081-1020

Patricia K. Woolf                      Director
506 Quaker Road
Princeton, NJ  08540

Edward J. Bonach                       Executive Vice President & Chief
                                       Financial Officer
Mehran Assadi                          President - Life & Annuity
Michele S. Gatto                       Executive Vice President - Corporate
                                       Services & General Counsel
Christian W. Thwaites                  Executive Vice President
Thomas H. Brownell                     Senior Vice President & Chief Investment
                                       Officer
Joel Conrad                            Senior Vice President & Chief Information
                                       Officer
Don W. Cummings                        Senior Vice President - Finance
William E. Decker                      Senior Vice President - Human Resources
Gregory H. Doremus                     Senior Vice President - New Business &
                                       Customer Service
Kenneth R. Ehinger                     Senior Vice President - NL Financial
                                       Alliance
Charles C. Kittredge                   Senior Vice President - Marketing
                                       Development & Operations
Wade H. Mayo                           Senior Vice President
Ruth B. Smith                          Senior Vice President - Registered
                                       Product & Life Event Distribution.
James K. McQueston                     Secretary of the Corporation
Robert E. Cotton                       Vice President & Treasurer



* Unless otherwise indicated, the principal business address is National Life Drive, Montpelier, VT 05604.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

      A list of all persons directly or indirectly controlled by or under common control with National Life is set forth below. All of the stock of National Life is owned by NLV Financial Corporation, a Delaware corporation. All of the stock of NLV Financial Corporation is owned by National Life Holding Company, a mutual insurance holding company organized under Vermont law.

      National Life Insurance Company owns 100% of Administrative Services, Inc. , a Vermont administrative services company and National Financial Services, Inc., a Vermont holding company. National Financial Services, Inc. owns 100% of LSW National Holdings, Inc., a Vermont holding company; LSW National Holdings Inc. owns 100% of Insurance Investors Life Insurance Company, a Texas corporation; Insurance Investors Life Insurance Company owns 100% of Life Insurance Company of the Southwest, a Texas corporation.

      National Life Insurance Company owns 100% of NL Capital Management, Inc., a Vermont corporation. NL Capital Management, Inc. owns 100% of National Retirement Plan Advisors, Inc., a Delaware administrative service corporation, Sigma American Corporation, a Delaware holding company and Equity Services, Inc., a Vermont securities broker-dealer. Equity Services, Inc. owns 100% of Sentinel Administrative Service Corporation, a Vermont holding company. Sentinel Administrative Service Corporation and Sigma American Corporation, a Delaware holding corporation, are the majority partners of Sentinel Administrative Service Company, a Vermont general partnership which provides transfer agency services and National Retirement Plan Advisors, Inc. and Providentmutual Management Company, Inc., a Delaware holding corporation a subsidiary of Sigma American Corporation, are the majority partners of Sentinel Advisors Company, a Vermont general partnership.

      NL Capital Management, Inc. and Sigma American Corporation are the majority partners of Sentinel Management Company, a Vermont general partnership which provides management services. NL Capital Management, Inc. and Providentmutual Financial Services, Inc., a Delaware holding corporation and a subsidiary of Providentmutual Management Company, Inc., are the majority partners of Sentinel Financial Services Company, a Vermont general partnership which is a securities broker-dealer. Sentinel Management Company owns 100% of American Guaranty & Trust Company, a Delaware corporation.

ITEM 29. INDEMNIFICATION

      The By-Laws of Depositor provide, in part in Article VI, as follows:

      7.1 Indemnification.

      (a) The Corporation shall indemnify and hold harmless any officer, director, employee or agent of the Corporation to the fullest extent permitted under Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated, as the same may be amended from time to time. Any repeal or modification of this
Section 7.1 or of Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated shall not adversely affect any right of indemnification of any officer, director or employee of the Corporation existing at any time prior to such repeal or modification. Provided, however, that the Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

      (b) The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this article or otherwise. The Corporation may require security for any such undertaking.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITER


      (a) Equity Services, Inc. (ESI) is the principal underwriter for National Variable Annuity Account II and National Variable Life Insurance Account and Sentinel Variable Products Trust.


      (b) The following information is furnished with respect to the officers and directors of ESI:


-----------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS*    POSITIONS AND OFFICES WITH ESI                     POSITIONS AND OFFICES WITH DEPOSITOR
-----------------------------------------------------------------------------------------------------------------------------------
Kenneth R. Ehinger                      President, Chief Executive Officer & Director      Senior Vice President - NL Financial
                                                                                           Alliance
-----------------------------------------------------------------------------------------------------------------------------------
John M. Grab                            Senior Vice President & Chief Financial Officer    None
-----------------------------------------------------------------------------------------------------------------------------------
Stephen A. Englese                      Senior Vice President - Securities Operations      None
-----------------------------------------------------------------------------------------------------------------------------------
Gregory D. Teese                        Vice President - Compliance & Chief Compliance     None
                                        Officer
-----------------------------------------------------------------------------------------------------------------------------------
Isabelle Keiser                         Vice President                                     None
-----------------------------------------------------------------------------------------------------------------------------------
Tammy W. King                           Vice President                                     None
-----------------------------------------------------------------------------------------------------------------------------------
James Canavan                           Assistant Vice President                           None
-----------------------------------------------------------------------------------------------------------------------------------
D. Russell Morgan                       Counsel                                            Chief Compliance Officer - Separate
                                                                                           Accounts
-----------------------------------------------------------------------------------------------------------------------------------
Sharon E. Bernard                       Treasurer & Controller                             None
-----------------------------------------------------------------------------------------------------------------------------------
James K. McQueston                      Secretary                                          Assistant General Counsel & Secretary
-----------------------------------------------------------------------------------------------------------------------------------
Thomas H. MacLeay                       Director                                           Chairman, President & Chief Executive
                                                                                           Officer
-----------------------------------------------------------------------------------------------------------------------------------
Edward J. Bonach                        Director                                           Executive Vice President & Chief
                                                                                           Financial Officer
-----------------------------------------------------------------------------------------------------------------------------------


* Unless otherwise indicated, principal business address is One National Life Drive, Montpelier, Vermont 05604.

      (c) Commission and other compensation received, directly or indirectly from the Registrant during Registrant's last fiscal year by each principal underwriter:


------------------------------------------------------------------------------------------
  NAME OF               NET UNDERWRITING
 PRINCIPAL                DISCOUNTS AND      COMPENSATION       BROKERAGE         OTHER
UNDERWRITER                COMMISSIONS       ON REDEMPTION     COMMISSIONS    COMPENSATION
------------------------------------------------------------------------------------------
Equity Services, Inc.       $8,106,038            -0-           $8,106,038         -0-
------------------------------------------------------------------------------------------


ITEM 31. LOCATION OF ACCOUNTS AND RECORDS.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by National Life Insurance Company at One National Life Drive, Montpelier, Vermont 05604.

ITEM 32. MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B.

ITEM 33. FEE REPRESENTATION

National Life Insurance Company ("the Company") hereby represents that the fees and charges deducted under the variable life insurance policies described in the prospectus contained in this registration statement, in the aggregate are reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, National Variable Life Insurance Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this Post-Effective Amendment No. 10 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, on the 29th day of April, 2005.

                                       NATIONAL VARIABLE LIFE
                                       INSURANCE ACCOUNT (Registrant)

                                       By: NATIONAL LIFE INSURANCE COMPANY


Attest: /s/ Christopher M. Neronha     By: /s/ Thomas H. MacLeay
        Christopher M. Neronha             Thomas H. MacLeay
        Assistant Secretary                Chairman of the Board, President
                                           and Chief Executive Officer

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, National Life Insurance Company certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this Post-Effective Amendment No. 10 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal affixed and attested, in the City of Montpelier and the State of Vermont, on the 29th day of April, 2005.


                                       NATIONAL LIFE INSURANCE COMPANY
(SEAL)                                           (Depositor)


Attest: /s/ Christopher M. Neronha     By: /s/ Thomas H. MacLeay
        Christopher M. Neronha             Thomas H. MacLeay
        Assistant Secretary                Chairman of the Board, President
                                           and Chief Executive Officer


                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 10 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

Signature                  Title                               Date
---------                  -----                               ----


/s/ Thomas H. MacLeay      Chairman, President, Chief          April, 29, 2005
Thomas H. MacLeay          Executive Officer, and Director


/s/ Edward J. Bonach       Executive Vice President &          April, 29, 2005
Edward J. Bonach           Chief Financial Officer


Jeremiah E. Casey*         Director                            April, 29, 2005
-----------------
Jeremiah E. Casey


------------
Bruce Lisman               Director


A. Gary Shilling*          Director                            April, 29, 2005
----------------
A. Gary Shilling


-----------------
Patricia K. Woolf          Director


*By: /s/ Thomas H. MacLeay                     Date: April, 29, 2005
     ---------------------
     Thomas H. MacLeay
     Pursuant to Power of Attorney

                                  EXHIBIT INDEX

26 (k)      Opinion and Consent of D. Russell Morgan, Chief Compliance Officer

26 (l) Opinion and Consent of Elizabeth H. MacGowan, F.SA., M..A.A.A, Actuary and Vice President - Product Development

26 (n)  (1) Consent of PricewaterhouseCoopers LLP, Auditors

26 (n)  (2) Consent of Sutherland Asbill & Brennan LLP